As filed with the U.S. Securities and Exchange Commission on July 25, 2025

File No. 333-123467

File No. 811-21732

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 55	☑

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 57	☑

(Check appropriate box or boxes.)

MERCER FUNDS

(Exact Name of Registrant as Specified in Charter)

99 High Street
Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (617) 747-9500

Caroline Hulme, Esq.

Mercer Investments LLC

99 High Street

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Please send copies of all communications to:

Patrick W. D. Turley, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

(202) 261-3300

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on July 31, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERCER FUNDS™

Mercer US Small/Mid Cap Equity Fund (Adviser Class: MSCJX) (Class I: MSCQX) (Class Y-2: MSCWX) (Class Y-3: MSCGX)
Mercer Non-US Core Equity Fund (Adviser Class: MNCDX) (Class I: MNCSX) (Class Y-2: MNCYX) (Class Y-3: MNCEX)
Mercer Emerging Markets Equity Fund (Adviser Class: MEMVX) (Class I: MEMSX) (Class Y-2: MEMWX) (Class Y-3: MEMQX)

Mercer Core Fixed Income Fund (Adviser Class: MCFVX) (Class I: MCFQX) (Class Y-2: MCFWX) (Class Y-3: MCFIX)
Mercer Opportunistic Fixed Income Fund (Adviser Class: MOFAX) (Class I: MOFTX) (Class Y-2: MOFYX) (Class Y-3: MOFIX)
Mercer Short Duration Fixed Income Fund (Adviser Class: MSDZX) (Class I: MSDBX) (Class Y-2: MSDWX) (Class Y-3: MSDYX)

Prospectus

July 31, 2025

This prospectus offers Adviser Class, Class I, Class Y-2 and Class Y-3 shares in the seven series (each a “Fund,” and together, the “Funds”) of the Mercer Funds (the “Trust”). This prospectus contains information about the Adviser Class, Class I, Class Y-2 and Class Y-3 shares of the Funds that you should read carefully before you invest.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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Summary of the Funds

Mercer US Small/Mid Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.87%	0.87%	0.87%	0.87%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.05%	0.05%	0.05%	0.05%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses(3)	1.49%	1.24%	1.14%	0.99%
Less Fee Waivers(1)	(0.49%)	(0.49%)	(0.49%)	(0.49%)
Net Annual Fund Operating Expenses(3)	1.00%	0.75%	0.65%	0.50%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, which are included above.
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Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$102	$423	$767	$1,738
Class I	$77	$345	$634	$1,457
Class Y-2	$66	$314	$580	$1,342
Class Y-3	$51	$266	$499	$1,168

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small to medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index (as of June 30, 2025, $23.9 billion). The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

In addition, certain subadvisers may employ a quantitative investment process in seeking to achieve the Fund’s investment objective.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions or policies, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence), natural disasters, extreme weather, epidemics and pandemics, tariffs, sanctions, war, military conflict and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor
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can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Real Estate Investment Trusts (“REITs”) Risk. REITs may be affected by changes in the value of the underlying properties owned by the trusts and by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, to the extent that the Fund invests in REITs, the Fund must bear the REIT’s expenses in addition to the expenses of its own operation and is subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadviser, if other investors fail to recognize the stock’s value or the catalyst that the subadviser believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadviser anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadviser believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadviser may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks

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arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk, but central clearing does not make derivatives transactions risk-free Exchange-trading is intended to increase liquidity, but there is no guarantee the Fund could consider exchange-traded derivatives to be liquid. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Derivatives instruments may also be susceptible to operational risks. Failures in the documentation and shortcomings in the settlement process could result in the failure to complete a transaction. There are also legal risks associated with derivatives, particularly if contracts are not legally enforceable or if a counterparty does not have sufficient capacity to perform on a contract.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisers may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Quantitative Model Risk. One or more subadvisers to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadviser, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisers in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadviser does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadviser is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadviser’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

The models and proprietary research of a quantitative subadviser are largely protected by the subadviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadviser’s models and data, and thereby impair the relative or absolute performance of the Fund.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

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Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors, such as consumer (non-cyclical and cyclical), financials and industrials. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the Russell 2500® Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for these share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisers were responsible for managing portions of the Fund’s portfolio during previous periods. Westfield Capital Management Company, L.P. assumed responsibility for managing a portion of the Fund’s portfolio on August 15, 2005. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015. Effective June 27, 2016, the Fund changed certain of its subadvisers and revised its principal investment strategies. For periods prior to June 27, 2016, the Fund’s past performance in the bar chart and table reflects the Fund’s prior subadviser lineup and principal investment strategies. GW&K Investment Management, LLC, Loomis, Sayles & Company, L.P. and LSV Asset Management each assumed responsibility for managing a portion of the Fund’s portfolio on July 1, 2016. River Road Asset Management, LLC assumed responsibility for managing a portion of the Fund’s portfolio on April 30, 2019.

The Fund’s calendar year-to-date return as of June 30, 2025 was -0.71%.

The Fund’s highest return for a quarter during the periods shown above was 26.07%, for the quarter ended June 30, 2020.

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The Fund’s lowest return for a quarter during the periods shown above was -30.23%, for the quarter ended March 31, 2020.

Average Annual Total Returns

	1 Year	5 Years	10 Years
Mercer US Small/Mid Cap Equity Fund – Class Y-3 Shares
Return Before Taxes	13.47%	9.39%	8.56%
Return After Taxes on Distributions	10.82%	7.05%	6.25%
Return After Taxes on Distributions and Sale of Fund Shares	9.78%	7.04%	6.27%

For the Periods Ended December 31, 2024

Mercer US Small/Mid Cap Equity Fund – Class I Shares

	1 Year	Life of Class (Inception June 27, 2023)
Return Before Taxes	13.16%	15.17%

	1 Year	5 Years	10 Years
Russell 2500® Index(1) (reflects no deduction for fees, expenses, or taxes)	12.00%	8.77%	8.85%

(1)	The Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. After-tax returns are shown for Class Y-3 shares. After-tax returns for Class I shares may vary.

Fund Management

Investment Adviser:

Mercer Investments LLC

Subadvisers and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

GW&K Investment Management, LLC (“GW&K”)

●	Daniel L. Miller, CFA, Partner, Director of Equities, joined GW&K in 2008. Mr. Miller began managing GW&K’s allocated portion of the Fund’s portfolio in June 2016.
●	Jeffrey W. Thibault, CFA, Partner, Portfolio Manager, joined GW&K in 2004. Mr. Thibault began managing GW&K’s allocated portion of the Fund’s portfolio in June 2016.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

●	Mark F. Burns, CFA, began managing Loomis Sayles’ allocated portion of the Fund’s portfolio in June 2016. Prior to that Mr. Burns managed Loomis Sayles’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.
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●	John J. Slavik, CFA, began managing Loomis Sayles’ allocated portion of the Fund’s portfolio in June 2016. Prior to that Mr. Slavik managed Loomis Sayles’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.

LSV Asset Management (“LSV”)

●	Josef Lakonishok, Ph.D., CEO, CIO, Partner and portfolio manager of LSV since its founding in 1994, began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.
●	Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2016.

●	Gal Skarishevsky has served as a Quantitative Analyst of LSV since 2017, a Partner since 2022 and portfolio manager since 2025 and began managing LSV’s allocated portion of the Fund’s portfolio in March 2025.

Parametric Portfolio Associates LLC (“Parametric”)

●	Zach Olsen, CFA, Portfolio Manager, joined Parametric in 2017. Mr. Olsen began managing Parametric’s allocated portion of the Fund’s portfolio in May 2022.
●	Ricky Fong, CFA, Executive Director, Investment Strategy, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

River Road Asset Management, LLC (“River Road”)

●	J. Justin Akin, Senior Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.
●	R. Andrew Beck, Chief Executive Officer & Senior Portfolio Manager, joined River Road in 2005 and began managing River Road’s allocated portion of the Fund’s portfolio in April 2019.

Westfield Capital Management Company, L.P. (“Westfield”)

●	William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Managing Partner, joined Westfield in 1994, and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
●	Richard D. Lee, CFA, Managing Partner, and Chief Investment Officer, joined Westfield in 2004 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

●	Matthew R. Renna, Managing Partner, joined Westfield in 2013, and has been managing Westfield’s allocated portion of the Fund’s portfolio since 2025.
●	Edward D. Richardson, Partner, joined Westfield in 2014, and has been managing Westfield’s allocated portion of the Fund’s portfolio since 2025.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the “Important Additional Information” section on page 48 of this prospectus.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the “Important Additional Information” section on page 48 of this prospectus.

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Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.25%	1.00%	0.90%	0.75%
Less Fee Waivers(1)	(0.38%)	(0.38%)	(0.38%)	(0.38%)
Net Annual Fund Operating Expenses	0.87%	0.62%	0.52%	0.37%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end. The “Other Expenses” shown for Class I are also based on estimated amounts for the Fund’s current fiscal year.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$89	$359	$650	$1,478
Class I	$63	$281	$515	$1,190
Class Y-2	$53	$249	$461	$1,073
Class Y-3	$38	$202	$379	$895
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents.

Certain subadvisers may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States; (b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies. The Fund may invest in derivative instruments, such as forward contracts and exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs or to increase or decrease currency exposure. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions or policies, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence), natural disasters, extreme weather, epidemics and pandemics, tariffs, sanctions, war, military conflict and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid,

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and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, geopolitical and social conditions in those countries.

Geographic Focus Risk. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks relating to such region or country. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of tariffs or sanctions.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or medium capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadviser, if other investors fail to recognize the stock’s value or the catalyst that the subadviser believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadviser anticipates. Also, cyclical stocks tend to increase in value more quickly during economic

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upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadviser believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadviser may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk, but central clearing does not make derivatives transactions risk-free Exchange-trading is intended to increase liquidity, but there is no guarantee the Fund could consider exchange-traded derivatives to be liquid. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Derivatives instruments may also be susceptible to operational risks. Failures in the documentation and shortcomings in the settlement process could result in the failure to complete a transaction. There are also legal risks associated with derivatives, particularly if contracts are not legally enforceable or if a counterparty does not have sufficient capacity to perform on a contract.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described above. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities - an indication of the ability of dealers to engage in “market making” - are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Quantitative Model Risk. One or more subadvisers to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadviser, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisers in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading

11

signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadviser does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadviser is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadviser’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

The models and proprietary research of a quantitative subadviser are largely protected by the subadviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadviser’s models and data, and thereby impair the relative or absolute performance of the Fund.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisers may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors, such as financials and consumer (non-cyclical). The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the MSCI EAFE® Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for Adviser Class shares and Class Y-2 will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisers were responsible for managing portions of the Fund’s portfolio during previous periods. Massachusetts Financial Services Company assumed responsibility for managing a portion of the Fund’s portfolio on November 13, 2009. Arrowstreet Capital, Limited Partnership assumed responsibility for managing a portion of the Fund’s portfolio on December 16, 2010. American Century Investment Management, Inc. assumed responsibility for managing a portion of the Fund’s portfolio on

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November 15, 2013. LSV Asset Management assumed responsibility for managing a portion of the Fund’s portfolio on July 2, 2015. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015.

The Fund’s calendar year-to-date return as of June 30, 2025 was 23.49%.

The Fund’s highest return for a quarter during the periods shown above was 17.38%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the periods shown above was -22.39%, for the quarter ended March 31, 2020.

Average Annual Total Returns

For the Periods Ended December 31, 2024

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	1 Year	5 Years	10 Years
Mercer Non-US Core Equity Fund – Class Y-3 Shares
Return Before Taxes	6.30%	5.83%	6.50%
Return After Taxes on Distributions	4.34%	4.12%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares	5.33%	4.47%	4.96%

Mercer Non-US Core Equity Fund – Class I Shares

	1 Year	Life of Class (Inception July 22, 2021)
Return Before Taxes	6.00%	1.88%

	1 Year	5 Years	10 Years
MSCI World ex USA IMI Index(1) (net dividends) (reflects no deduction for fees, expenses, or taxes (other than assumed dividend tax))	4.44%	4.78%	5.28%

	1 Year	5 Years	10 Years
MSCI EAFE® Index(2) (net dividends) (reflects no deduction for fees, expenses, or taxes (other than assumed dividend tax))	3.82%	4.73%	5.20%

(1)	The Fund’s new primary benchmark index, the MSCI World ex USA IMI Index, measures the performance of equity securities in developed markets in North America, Europe, and the Asia/Pacific region, excluding the United States. The Adviser has determined that the MSCI World ex USA IMI Index provides a more useful performance comparison given the Fund’s investment strategy. The index is unmanaged and cannot be invested in directly.

(2)	The Fund’s former primary benchmark index, the MSCI EAFE® Index, measures the performance of equity securities in developed markets outside of North America, including Europe, Australasia, and the Far East. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. After-tax returns are shown for Class Y-3 shares. After-tax returns for Class I shares may vary.

Fund Management

Investment Adviser:

Mercer Investments LLC

Subadvisers and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

American Century Investment Management, Inc. (“American Century”)

●	Rajesh Gandhi, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2002. Mr. Gandhi began managing American Century’s allocated portion of the Fund’s portfolio in 2013.
●	Jim Zhao, Vice President and Portfolio Manager, joined American Century in 2009. Mr. Zhao began managing American Century’s allocated portion of the Fund’s portfolio in 2018.
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Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

●	Derek Vance, CFA, Partner, Chief Investment Officer, joined Arrowstreet in 2008. Mr. Vance began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2018.
●	Christopher Malloy, Ph.D., Head of Research, joined Arrowstreet in 2019. Mr. Malloy began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2019.
●	Julia Yuan, CFA, Partner, Head of Alpha Development, joined Arrowstreet in 2012. Ms. Yuan began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2024.

●	Brandon Berger, Head of Portfolio Management, joined Arrowstreet in 2013. Mr. Berger began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2025.

●	Peter Rathjens, Ph.D., Partner, Member of Investment Team, joined Arrowstreet in 1999. Mr. Rathjens began managing Arrowstreet’s allocated portion of the Fund’s portfolio in 2010.

LSV Asset Management (“LSV”)

●	Josef Lakonishok, Ph.D., CEO, CIO, Partner and portfolio manager of LSV since its founding in 1994, began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.
●	Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio in June 2015.

●	Gal Skarishevsky has served as a Quantitative Analyst of LSV since 2017, a Partner since 2022 and portfolio manager since 2025 and began managing LSV’s allocated portion of the Fund’s portfolio in March 2025.

Massachusetts Financial Services Company (“MFS”)

●	Benjamin Stone, Investment Officer, joined MFS in 2005, and began managing MFS’ allocated portion of the Fund’s portfolio in 2009.
●	Philip Evans, Investment Officer, joined MFS in 2011, and began managing MFS’ allocated portion of the Fund’s portfolio in 2020.

Parametric Portfolio Associates LLC (“Parametric”)

●	Zach Olsen, CFA, Portfolio Manager, joined Parametric in 2017. Mr. Olsen began managing Parametric’s allocated portion of the Fund’s portfolio in May 2022.
●	Ricky Fong, CFA, Executive Director, Investment Strategy, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the “Important Additional Information” section on page 48 of this prospectus.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the “Important Additional Information” section on page 48 of this prospectus.

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Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.79%	0.79%	0.79%	0.79%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.10%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	1.40%	1.15%	1.05%	0.90%
Less Fee Waivers(1)	(0.52%)	(0.52%)	(0.52%)	(0.52%)
Net Annual Fund Operating Expenses(3)	0.88%	0.63%	0.53%	0.38%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Adviser Class	$90	$392	$716	$1,635
Class I	$64	$314	$583	$1,351
Class Y-2	$54	$282	$529	$1,236
Class Y-3	$39	$235	$448	$1,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, and other investments that are tied economically to emerging markets but that may be listed or traded outside the issuer’s domicile country, which may include American, European and Global Depositary Receipts and other depositary receipts (“Depositary Receipts”). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisers may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisers may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be smaller in total market capitalization.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Loss of money is a risk of investing in the Fund.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

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Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Geographic Focus Risk. To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks relating to such region or country. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. To the extent that the Fund focuses its investments in Asian countries, the Fund may be subject to increased risks associated with such investments in Asian markets. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States. Investments in countries in the Asian region will be impacted by the market conditions, legislative or regulatory changes, competition, diplomatic, or political, economic and other developments in Asia. Chinese issuers may subject the Fund to risks associated with that region, including among others, more frequent trading suspensions and government intervention (including by nationalization of assets and possible retroactive, arbitrary and/or unpredictable enforcement of securities regulations and other laws), currency fluctuations, less liquidity, expropriation, confiscatory taxation, exchange control regulations (including currency blockage), imposition of tariffs, limitations on repatriation and differing legal standards, as well as military actions or conflicts. In particular, China has threatened to invade and control Taiwan, which presents significant risks to investments in securities economically tied to the Greater China region.

China is deemed by the Adviser to be an emerging markets country, which means an investment in this country has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in the country to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China also tend to be lower than such standards in more developed economies. Also, certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

Trade disputes and the imposition of tariffs on goods and services can affect the Chinese economy, particularly in light of China’s large export sector, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent China engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility. In addition, relations between the U.S., other trading partners and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could negatively impact China’s export industry, Chinese issuers, the liquidity or price of the Fund’s direct or indirect investments in China and, therefore, the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions or policies, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence), natural disasters, extreme weather, epidemics and pandemics, tariffs, sanctions, war, military conflict and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations

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and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, geopolitical and social conditions in those countries.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of tariffs or sanctions.

Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadviser, if other investors fail to recognize the stock’s value or the catalyst that the subadviser believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadviser anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadviser believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or medium capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of a Fund employing

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leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Quantitative Model Risk. One or more subadvisers to the Fund follows a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadviser, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose the Fund to potential risks of loss. In addition, the use of predictive models can also expose the Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

If the assumptions made by quantitative-focused subadvisers in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadviser does not successfully address such omission through its testing and evaluation, and modify the models accordingly, the Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect the Fund’s performance.

To the extent that a quantitative-focused subadviser is not able to develop sufficiently differentiated models, the Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadviser’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause the Fund to underperform.

The models and proprietary research of a quantitative subadviser are largely protected by the subadviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadviser’s models and data, and thereby impair the relative or absolute performance of the Fund.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries (see “Emerging Markets Investments Risk” above) are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Additionally, companies in frontier market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisers may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, increasing or decreasing currency exposures, or facilitating certain portfolio transactions. A subadviser may also use derivatives such as exchange-listed equity futures contracts, swaps and currency

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forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk, but central clearing does not make derivatives transactions risk-free Exchange-trading is intended to increase liquidity, but there is no guarantee the Fund could consider exchange-traded derivatives to be liquid. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Derivatives instruments may also be susceptible to operational risks. Failures in the documentation and shortcomings in the settlement process could result in the failure to complete a transaction. There are also legal risks associated with derivatives, particularly if contracts are not legally enforceable or if a counterparty does not have sufficient capacity to perform on a contract.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors, such as financials, technology and communications. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the MSCI Emerging Markets Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for these share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisers were responsible for managing portions of the Fund’s portfolio during previous periods. Parametric Portfolio Associates LLC assumed responsibility for managing a portion of the Fund’s portfolio on February 25, 2015. BennBridge US LLC, Grantham, Mayo, Van Otterloo & Co. LLC assumed responsibility for managing a portion of the Fund’s portfolio on March 15, 2021. On July 1, 2024, BennBridge US LLC ceased operations and assigned all existing client agreements to Skerryvore Asset Management Ltd. (f/k/a BennBridge Ltd.). Baillie Gifford Overseas Limited, Pzena Investment Management, LLC and Robeco Institutional Asset Management US Inc. assumed responsibility for managing portions of the Fund’s portfolio on October 25, 2024.
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The Fund’s calendar year-to-date return as of June 30, 2025 was 15.01%.

The Fund’s highest return for a quarter during the period shown above was 20.03%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the period shown above was -25.65%, for the quarter ended March 31, 2020.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Mercer Emerging Markets Equity Fund – Class Y-3 Shares
Return Before Taxes	2.00%	-0.92%	1.67%
Return After Taxes on Distributions	2.28%	-1.70%	0.77%
Return After Taxes on Distributions and Sale of Fund Shares	2.14%	-0.48%	1.37%

Mercer Emerging Markets Equity Fund – Class I Shares

	1 Year	Life of Class (Inception June 27, 2023)
Return Before Taxes	1.74%	1.88%

	1 Year	5 Years	10 Years
MSCI Emerging Markets Index(1) (net dividends) (reflects no deduction for fees, expenses, or taxes (other than assumed dividend tax))	7.50%	1.70%	3.64%

(1) The MSCI Emerging Markets Index measures the performance of equity securities in global emerging markets. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition,

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the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. After-tax returns are shown for Class Y-3 shares. After-tax returns for Class I shares may vary.

Fund Management

Investment Adviser:

Mercer Investments LLC

Subadvisers and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

Baillie Gifford Overseas Limited (“Baillie Gifford”)

●	Will Sutcliffe, Investment Manager, Partner and Head of Emerging Markets Equity Team, joined Baillie Gifford in 1999. Mr. Sutcliffe began managing Baillie Gifford’s allocated portion of the Fund’s portfolio in October 2024.
●	Roddy Snell, Investment Manager and Partner, joined Baillie Gifford in 2006. Mr. Snell began managing Baillie Gifford’s allocated portion of the Fund’s portfolio in October 2024.
●	Alex Summers, Investment Manager, joined Baillie Gifford in 2022. Mr. Summers began managing Baillie Gifford’s allocated portion of the Fund’s portfolio in 2025.

Skerryvore Asset Management Ltd. (“Skerryvore”)

●	Glen Finegan, Lead Portfolio Manager, joined Skerryvore in 2019. Mr. Finegan began managing Skerryvore’s allocated portion of the Fund’s portfolio in March 2021.
●	Michael Cahoon, Portfolio Manager, joined Skerryvore in 2019. Mr. Cahoon began managing Skerryvore’s allocated portion of the Fund’s portfolio in March 2021.
●	Nicholas Cowley, Portfolio Manager, joined Skerryvore in 2019. Mr. Cowley began managing Skerryvore’s allocated portion of the Fund’s portfolio in March 2021.
●	Stephen Deane, Portfolio Manager, joined Skerryvore in 2019. Mr. Deane began managing Skerryvore’s allocated portion of the Fund’s portfolio in March 2021.
●	Ronan Kelleher, Portfolio Manager, joined Skerryvore in 2019. Mr. Kelleher began managing Skerryvore’s allocated portion of the Fund’s portfolio in March 2021.
●	Ian Tabberer, Portfolio Manager, joined Skerryvore in 2019. Mr. Tabberer began managing Skerryvore’s allocated portion of the Fund’s portfolio in March 2021.

Pzena Investment Management, LLC (“Pzena”)

●	Rakesh Bordia, Principal and Portfolio Manager, joined Pzena in 2007. Mr. Bordia began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.
●	Caroline Cai, Managing Principal, Chief Executive Officer and Portfolio Manager, joined Pzena in 2004. Ms. Cai began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.
●	Allison Fisch, Managing Principal, President and Portfolio Manager, joined Pzena in 2001. Ms. Fisch began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.
●	Akhil Subramanian, Principal and Portfolio Manager, joined Pzena in 2017. Mr. Subramanian began managing Pzena’s allocated portion of the Fund’s portfolio in October 2024.
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Parametric Portfolio Associates LLC (“Parametric”)

●	Zach Olsen, CFA, Portfolio Manager, joined Parametric in 2017. Mr. Olsen began managing Parametric’s allocated portion of the Fund’s portfolio in May 2022.
●	Ricky Fong, CFA, Executive Director, Investment Strategy, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

Robeco Institutional Asset Management US Inc. (“Robeco”)

●	Daniel Haesen, CFA, Director, Portfolio Manager, joined Robeco in 2003. Mr. Haesen began managing Robeco’s allocated portion of the Fund’s portfolio in October 2024.
●	Tim Dröge, Executive Director, Portfolio Manager, joined Robeco in 1999. Mr. Dröge began managing Robeco’s allocated portion of the Fund’s portfolio in October 2024.
●	Han van der Boon, Director, Portfolio Manager, joined Robeco in 1997. Mr. van der Boon began managing Robeco’s allocated portion of the Fund’s portfolio in October 2024.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the “Important Additional Information” section on page 48 of this prospectus.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the “Important Additional Information” section on page 48 of this prospectus.

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Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.31%	0.31%	0.31%	0.31%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.87%	0.62%	0.52%	0.37%
Less Fee Waivers(1)	(0.23%)	(0.23%)	(0.23%)	(0.23%)
Net Annual Fund Operating Expenses	0.64%	0.39%	0.29%	0.14%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$65	$255	$460	$1,051
Class I	$40	$175	$323	$752
Class Y-2	$30	$144	$268	$631
Class Y-3	$14	$96	$184	$445
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund also may invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. Generally, the Fund is managed to maintain a duration within 20% of the duration of the Bloomberg U.S. Aggregate Bond Index (as of June 30, 2025, the duration of the Index was 6.08 years). Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Loss of money is a risk of investing in the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions or policies, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence), natural disasters, extreme weather, epidemics and pandemics, tariffs, sanctions, war, military conflict and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadviser might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Credit Risk. Issuers of debt securities may be unable, unwilling, or perceived to be unwilling to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values and liquidity of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than

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originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of interest income expected on its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

U.S. Government Securities Risk. U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Foreign securities may be subject to foreign taxes. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, geopolitical and social conditions in those countries.

High Yield Securities Risk. Securities rated “BB” or below by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “Ba” or below by Moody’s Investors Service, Inc. (“Moody’s”) are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities are generally considered to be speculative in nature because they have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

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Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisers may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Counterparty Risk. The issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities may be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadviser may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk, but central clearing does not make derivatives transactions risk-free Exchange-trading is intended to increase liquidity, but there is no guarantee the Fund could consider exchange-traded derivatives to be liquid. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Derivatives instruments may also be susceptible to operational risks. Failures in the documentation and shortcomings in the settlement process could result in the failure to complete a transaction. There are also legal risks associated with derivatives, particularly if contracts are not legally enforceable or if a counterparty does not have sufficient capacity to perform on a contract.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities - an indication of the ability of dealers to engage in “market making” - are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Rule 144A Securities Risk. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the subadviser might wish to sell.

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Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, Bloomberg U.S. Aggregate Bond Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for Adviser Class shares and Class Y-2 shares will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisers were responsible for managing portions of the Fund’s portfolio during previous periods. Income Research + Management assumed responsibility for managing a portion of the Fund’s portfolio on April 3, 2014. PGIM, Inc. assumed responsibility for managing a portion of the Fund’s portfolio on April 3, 2014. Manulife Investment Management (US) LLC assumed responsibility for managing a portion of the Fund’s portfolio on June 1, 2016.

The Fund’s calendar year-to-date return as of June 30, 2025 was 4.12%.

The Fund’s highest return for a quarter during the periods shown above was 7.04%, for the quarter ended December 31, 2023.

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The Fund’s lowest return for a quarter during the periods shown above was -6.04%, for the quarter ended March 31, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Mercer Core Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	2.04%	0.29%	1.80%
Return After Taxes on Distributions	0.26%	-1.13%	0.42%
Return After Taxes on Distributions and Sale of Fund Shares	1.23%	-0.34%	0.80%

	1 Year	Life of Class (Inception December 27, 2021)
Mercer Core Fixed Income Fund – Class I Shares
Return Before Taxes	1.79%	-2.36%

	1 Year	5 Years	10 Years
Bloomberg U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

(1)	The Bloomberg U.S. Aggregate Bond Index is an index that measures the performance of securities from the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. After-tax returns are shown for Class Y-3 shares. After-tax returns for Class I shares may vary.

Fund Management

Investment Adviser:

Mercer Investments LLC

Subadvisers and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

Income Research + Management (“IR+M”)

●	James E. Gubitosi, CFA, Co-Chief Investment Officer, Chair of the Investment Committee, joined IR+M in 2007. Mr. Gubitosi began managing IR+M’s allocated portion of the Fund’s portfolio in 2016.
●	Michael A. Sheldon, CFA, Co-Chief Investment Officer, joined IR+M in 2007. Mr. Sheldon began managing IR+M’s allocated portion of the Fund’s portfolio in 2016.
●	William M. O’Neill, CFA, Senior Portfolio Manager, Director of Portfolio Management, joined IR+M in 2004. Mr. O’Neill began managing IR+M’s allocated portion of the Fund’s portfolio in 2020.
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Manulife Investment Management (US) LLC (“Manulife”)

●	Howard C. Greene, CFA, Senior Managing Director and Senior Portfolio Manager, joined Manulife in 2002. Mr. Greene began managing Manulife’s allocated portion of the Fund’s portfolio in June 2016.
●	Jeffrey N. Given, CFA, Senior Managing Director and Senior Portfolio Manager, joined Manulife in 1993. Mr. Given began managing Manulife’s allocated portion of the Fund’s portfolio in June 2016.
●	Connor Minnaar, CFA, Managing Director and Portfolio Manager, joined Manulife in 2006. Mr. Minnaar began managing Manulife’s allocated portion of the Fund’s portfolio in July 2022.
●	Pranay Sonalkar, Managing Director and Portfolio Manager, joined Manulife in 2014. Mr. Sonalkar began managing Manulife’s allocated portion of the Fund’s portfolio in July 2021.

PGIM, Inc. (“PGIM”)

●	Richard Piccirillo, Managing Director and one of the co-heads on the Multi-Sector Team at PGIM Fixed Income, joined PGIM in 1993. Mr. Piccirillo began managing PGIM’s allocated portion of the Fund’s portfolio in April 2014.
●	Greg Peters, Managing Director, co-Chief Investment Officer of PGIM Fixed Income and one of the co-heads on the Multi-Sector Team at PGIM Fixed Income, joined PGIM in February 2014. Mr. Peters began managing PGIM’s allocated portion of the Fund’s portfolio in May 2014.
●	Tyler Thorn, Principal and a portfolio manager on the Multi-Sector Team at PGIM Fixed Income, joined PGIM in 2015. Mr. Thorn began managing PGIM’s allocated portion of the Fund’s portfolio in September 2023.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the “Important Additional Information” section on page 48 of this prospectus.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the “Important Additional Information” section on page 48 of this prospectus.

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Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses(3)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(4)	1.43%	1.18%	1.08%	0.93%
Less Fee Waivers(1)	(0.42%)	(0.42%)	(0.42%)	(0.42%)
Net Annual Fund Operating Expenses(4)	1.01%	0.76%	0.66%	0.51%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other funds, including business development companies. AFFE are based on estimated amounts for the current fiscal year.

(4)	Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses do not correlate to the “total expenses (before reductions and reimbursements/waivers) to average daily net assets” and “net expenses to average daily net assets”, respectively, provided in the Financial Highlights. The information in the Financial Highlights does not include AFFE, which are included above.

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Adviser Class	$103	$411	$742	$1,677
Class I	$78	$333	$608	$1,394
Class Y-2	$67	$302	$555	$1,279
Class Y-3	$52	$254	$474	$1,104

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change. In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities, and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid investments. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Loss of money is a risk of investing in the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions or policies, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence), natural disasters, extreme weather, epidemics and pandemics, tariffs, sanctions, war, military conflict and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject

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to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Credit Risk. Issuers of debt securities may be unable, unwilling or perceived to be unwilling to make the required payments of interest and/or principal at the time that such payments are due. In addition, adverse changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values and liquidity of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Sovereign Debt Securities Risk. Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Political and Economic Risk. The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of tariffs or sanctions.

Foreign Exchange Transaction Risk. The Fund may use currency futures contracts, forward currency exchange contracts or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently, there is a possibility that the performance of the Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

Foreign Investments Risk. Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, geopolitical and social conditions in those countries.

High Yield Securities Risk. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities are generally considered to be speculative in nature because they have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

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Currency Exchange Rate Risk. Foreign securities may be issued and traded in foreign currencies. As a result, the value of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisers may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadviser may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk, but central clearing does not make derivatives transactions risk-free Exchange-trading is intended to increase liquidity, but there is no guarantee the Fund could consider exchange-traded derivatives to be liquid. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Derivatives instruments may also be susceptible to operational risks. Failures in the documentation and shortcomings in the settlement process could result in the failure to complete a transaction. There are also legal risks associated with derivatives, particularly if contracts are not legally enforceable or if a counterparty does not have sufficient capacity to perform on a contract.

Frontier Markets Investments Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries (see “Emerging Markets Investments Risk” above) are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Additionally, companies in frontier market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could

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result in losses to the Fund. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of interest income expected on its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Convertible Securities Risk. Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk. The issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities may be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadviser might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Rule 144A Securities Risk. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the subadviser might wish to sell.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, Bloomberg U.S. Aggregate Bond Index. The Fund’s average annual returns over time are also compared to an additional blended benchmark consisting of 33.3% Bloomberg US Corporate High Yield Index (USD), 33.3% Morningstar LSTA US Leveraged Loan Index and 33.3% JP Morgan EMBI Global Diversified Index (USD).
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The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for these share classes will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. This may be particularly true given that other subadvisers were responsible for managing portions of the Fund’s portfolio during previous periods. Ninety One North America, Inc. assumed responsibility for managing a portion of the Fund’s portfolio on June 15, 2023. Ares Capital Management II LLC, Crescent Capital Group LP and Polen Capital Credit, LLC assumed responsibility for managing portions of the Fund’s portfolio on April 15, 2025. Pacific Investment Management Company LLC and Wellington Management Company LLP assumed responsibility for managing portions of the Fund’s portfolio on April 29, 2025.

The Fund’s calendar year-to-date return as of June 30, 2025 was 5.58%.

The Fund’s highest return for a quarter during the period shown above was 9.57%, for the quarter ended June 30, 2020.

The Fund’s lowest return for a quarter during the period shown above was -10.10%, for the quarter ended March 31, 2020.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	5 Years	10 Years
Mercer Opportunistic Fixed Income Fund – Class Y-3 Shares
Return Before Taxes	2.24%	1.62%	1.94%
Return After Taxes on Distributions	-0.39%	-0.26%	0.57%
Return After Taxes on Distributions and Sale of Fund Shares	1.38%	0.46%	0.90%
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Mercer Opportunistic Fixed Income Fund – Class I Shares
	1 Year	Life of Class (Inception June 1, 2023)
Return Before Taxes	2.12%	5.06%

	1 Year	5 Years	10 Years
Bloomberg U.S. Aggregate Index(1) (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

Secondary Index(2) (reflects no deduction for fees, expenses, or taxes)	3.79%	1.69%	2.81%

(1)	The Bloomberg U.S. Aggregate Bond Index measures the performance of securities from the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index. The Bloomberg U.S. Aggregate Bond Index is a broad representation of the investment-grade fixed-income market in the United States and includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year. The index is unmanaged and cannot be invested in directly.

(2)	The Fund has selected a secondary index that is a blended benchmark consisting of 33.3% Bloomberg US Corporate High Yield Index (USD), 33.3% Morningstar LSTA US Leveraged Loan Index and 33.3% JP Morgan EMBI Global Diversified Index (USD). The index is unmanaged and cannot be invested in directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. After-tax returns are shown for Class Y-3 shares. After-tax returns for Class I shares may vary.

Fund Management

Investment Adviser:

Mercer Investments LLC

Subadvisers and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

Ares Capital Management II LLC (“Ares”)

●	Charles Arduini, Partner and Portfolio Manager in the Ares Credit Group, joined Ares in 2011. Mr. Arduini began managing Ares’ allocated portion of the Fund’s portfolio in April 2025.
●	Seth Brufsky, Partner and Chairman of the Ares Global Liquid Group, joined Ares in 1998. Mr. Brufsky began managing Ares’ allocated portion of the Fund’s portfolio in April 2025.
●	Samantha Milner, Partner and Portfolio Manager in the Ares Global Liquid Credit Group, joined Ares in 2004. Ms. Milner began managing Ares’ allocated portion of the Fund’s portfolio in April 2025.

Crescent Capital Group LP (“Crescent”)

●	John Fekete, Managing Director and Head of Tradeable Credit of Crescent, joined Crescent in 2001. Mr. Fekete began managing Crescent’s allocated portion of the Fund’s portfolio in April 2025.
●	Ross Slusser, Managing Director and Head of Research of Crescent, joined Crescent in 2000. Mr. Slusser began managing Crescent’s allocated portion of the Fund’s portfolio in April 2025.
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Ninety One North America, Inc. (“Ninety One”)

●	Antoon de Klerk, Co-Head of Emerging Market Sovereign & FX and Portfolio Manager, joined Ninety One’s affiliate, Ninety One SA (Pty) Ltd (“Ninety One Pty”), in 2006. Mr. de Klerk began managing Ninety One’s allocated portion of the Fund’s portfolio in June 2023.
●	Grant Webster, Co-Head of Emerging Market Sovereign and FX and Portfolio Manager, joined Ninety One’s affiliate, Ninety One UK Ltd. (“Ninety One UK”), in 2011. Mr. Webster began managing Ninety One’ allocated portion of the Fund’s portfolio in April 2025.

Pacific Investment Management Company LLC (“PIMCO”)

●	Sonali Pier, Managing Director and Portfolio Manager, joined PIMCO in 2013. Ms. Pier began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.
●	Alfred Murata, Managing Director and Portfolio Manager, joined PIMCO in 2001. Mr. Murata began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.
●	Jason Duko, Executive Vice President and Portfolio Manager, was at PIMCO from 2011-2018 and rejoined PIMCO in 2023. Mr. Duko began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.
●	Charles Watford, Executive Vice President and Portfolio Manager, joined PIMCO in 2007. Mr. Watford began managing PIMCO’s allocated portion of the Fund’s portfolio in April 2025.

Polen Capital Credit, LLC (“Polen Credit”)

●	David Breazzano, Head of Team for Credit, Portfolio Manager, joined Polen Credit in 1996. Mr. Breazzano began managing Polen Credit’s allocated portion of the Fund’s portfolio in April 2025.
●	Benjamin Santonelli, Portfolio Manager, joined Polen Credit in 2004. Mr. Santonelli began managing Polen Credit’s allocated portion of the Fund’s portfolio in April 2025.
●	John Sherman, Portfolio Manager, joined Polen Credit in 2007. Mr. Sherman began managing Polen Credit’s allocated portion of the Fund’s portfolio in April 2025.

Wellington Management Company LLP (“Wellington”)

●	Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined Wellington as a Portfolio Manager in 2000. Mr. Goodman began managing Wellington’s allocated portion of the Fund’s portfolio in April 2025.
●	Robert D. Burn, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington, joined Wellington as a Fixed Income Quantitative Analyst in 2007. Mr. Burn began managing Wellington’s allocated portion of the Fund’s portfolio in April 2025.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the “Important Additional Information” section on page 48 of this prospectus.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the “Important Additional Information” section on page 48 of this prospectus.

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Mercer Short Duration Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class	Class I	Class Y-2	Class Y-3
Management Fees(1)	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.38%	1.13%	1.03%	0.88%
Less Fee Waivers(1)(3)	(0.68%)	(0.68%)	(0.68%)	(0.68%)
Net Annual Fund Operating Expenses	0.70%	0.45%	0.35%	0.20%

(1)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2026, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this prospectus.

(2)	“Other Expenses” include administrative, custodial, legal, audit, transfer agent and Trustees’ fees and expenses. The “Other Expenses” shown for Adviser Class. Class I and Class Y-2 are based on estimated amounts for the Fund’s current fiscal year, as the Adviser Class, Class I and Class Y-2 shares of the Fund had not commenced operations prior to the most recent fiscal year end.

(3)	The Adviser has also contractually agreed, until at least July 31, 2026, to waive fees and/or reimburse Fund expenses to the extent that annual fund operating expenses, net of the management fee waiver described in footnote (1) above, exceed 0.70% for Adviser Class shares, 0.45% for Class I shares, 0.35% for Class Y-2 shares and 0.20% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2026 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.
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Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual expense limitation being in effect for the one-year period ending July 31, 2026).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$72	$370	$690	$1,598
Class I	$46	$292	$556	$1,314
Class Y-2	$36	$260	$502	$1,198
Class Y-3	$20	$213	$421	$1,021

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 167% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. and foreign issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and securitized bonds such as mortgage- and asset-backed securities, among others. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change. The Fund also may invest a significant portion of its assets in any combination of non-investment grade debt instruments (sometimes called “high yield” or “junk bonds”), floating rate senior loans, non-U.S. dollar denominated bonds, and bonds issued by issuers in emerging capital markets, while limiting its investment in non-investment grade bonds to not more than 20% of its net assets. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund’s duration will typically fall between one and three years. Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. For example, a 1% rise in interest rates will generally result in a 1% fall in value for every year of duration. Conversely, a 1% decline in interest rates will generally result in a 1% increase in the value of a debt security’s market price.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in the order of magnitude. An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Loss of money is a risk of investing in the Fund.

Credit Risk. Issuers of debt securities may be unable, unwilling, or perceived to be unwilling to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values and liquidity of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Fixed-Income Securities Risk. Fixed-income securities are affected by changes in interest rates and credit quality. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Interest Rate Risk. Changes in interest rates may adversely affect the values of the securities held in the Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with

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shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the subadviser might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisers may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions or policies, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence), natural disasters, extreme weather, epidemics and pandemics, tariffs, sanctions, war, military conflict and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which the Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Fund or the markets in which the Fund invests.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

U.S. Government Securities Risk. U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Counterparty Risk. The issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of the Fund’s securities may be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk. The Fund may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Fund will generally be limited to maintaining exposure to certain market segments or asset classes, increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadviser may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of the Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk, but central clearing does not make derivatives transactions risk-free Exchange-trading is intended to increase liquidity, but there is no guarantee the Fund could consider exchange-traded derivatives to be liquid. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

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Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Derivatives instruments may also be susceptible to operational risks. Failures in the documentation and shortcomings in the settlement process could result in the failure to complete a transaction. There are also legal risks associated with derivatives, particularly if contracts are not legally enforceable or if a counterparty does not have sufficient capacity to perform on a contract.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Leverage Risk. If the Fund makes investments in options, futures, forwards, swap agreements and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Rule 144A Securities Risk. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the subadviser might wish to sell.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and the Fund may be forced to reinvest in obligations with lower yields than the original obligations. Mortgage-and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of mortgage-and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Call or Prepayment Risk. During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of interest income expected on its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.

Emerging Markets Investments Risk. Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Foreign Investments Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid,

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and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, geopolitical and social conditions in those countries.

High Yield Securities Risk. Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities are generally considered to be speculative in nature because they have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Floating Rate Loan Risk. Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle, which may result in cash proceeds not being immediately available to the Fund.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significant exposure to one or more sectors. The Fund may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the Bloomberg U.S. 1-3 Year Government/Credit Index.

The Fund offers four different classes of shares in this prospectus: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares. No information is shown for Adviser Class, Class I or Class Y-2 shares because there were no shares outstanding for these classes as of the last calendar year end. Performance information for Adviser Class shares, Class I shares and Class Y-2 shares will appear in a future version of the prospectus once there is a full calendar year of performance information to report. The returns of these share classes would have been substantially similar to the returns of Class Y-3 shares; however, because the Adviser Class, Class I and Class Y-2 shares are subject to a 12b-1 fee and/or a non-distribution shareholder administrative services fee, the returns of these share classes would have been lower than those shown for Class Y-3 shares.
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The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Voya Investment Management Co. LLC, Aristotle Pacific Capital, LLC and Merganser Capital Management, LLC each assumed responsibility for managing a portion of the Fund’s portfolio on December 1, 2023.

The Fund’s calendar year-to-date return as of June 30, 2025 was 3.02%.

The Fund’s highest return for a quarter during the period shown above was 3.06%, for the quarter ended September 30, 2024.

The Fund’s lowest return for a quarter during the period shown above was 0.18%, for the quarter ended December 31, 2024.

Average Annual Total Returns
For the Periods Ended December 31, 2024

Mercer Short Duration Fixed Income Fund – Class Y-3 Shares

	1 Year	Life of Class (Inception December 1, 2023)
Return Before Taxes	5.26%	6.16%
Return After Taxes on Distributions	2.88%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	3.09%	3.68%

	1 Year	Life of Class (Inception December 1, 2023)
Bloomberg U.S. 1-3 Year Government/Credit Index(1) (reflects no deduction for fees, expenses, or taxes)	4.36%	5.15%

(1)	The Bloomberg U.S. 1-3 Year Government/Credit Index is an index that measures the performance of investment grade, U.S.-dollar-denominated, fixed-rate Treasury securities and government-related and corporate securities with 1 to 3 year maturities. The index is unmanaged and cannot be invested in directly

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans
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or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.

Fund Management

Investment Adviser:

Mercer Investments LLC

Subadvisers and Portfolio Managers:

The individuals listed below are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund’s portfolio.

Voya Investment Management Co. LLC (“Voya IM”)

●	Sean Banai, CFA, Managing Director, Head of Multi-Sector and Portfolio Manager, Head of Portfolio Management for the fixed-income platform, joined Voya IM in 1999. Mr. Banai began managing Voya IM’s allocated portion of the Fund’s portfolio since inception in 2023.

●	David Goodson, Managing Director, Head of Securitized Fixed Income and Senior Portfolio Manager, joined Voya IM in 2002. Mr. Goodson began managing Voya IM’s allocated portion of the Fund’s portfolio since inception in 2023.

●	Anil Katarya, CFA, Managing Director, and Global Head of Investment Grade Credit and Senior Portfolio Manager, joined Voya IM in 2000. Mr. Katarya began managing Voya IM’s allocated portion of the Fund’s portfolio since inception in 2023.

●	Raj Jadav, CFA, Vice President and Portfolio Manager, joined Voya IM in 2019. Mr. Jadav began managing Voya IM’s allocated portion of the Fund’s portfolio since inception in 2023.

Aristotle Pacific Capital, LLC (“Aristotle Pacific”)

●	David Weismiller, CFA, Senior Managing Director and Portfolio Manager, has been with Aristotle Pacific since 2007. Mr. Weismiller began managing Aristotle Pacific’s allocated portion of the Fund’s portfolio since inception in 2023.

●	Michael Marzouk, CFA, Senior Managing Director and Portfolio Manager, has been with Aristotle Pacific since 2007. Mr. Marzouk began managing Aristotle Pacific’s allocated portion of the Fund’s portfolio since inception in 2023.

●	Ying Qiu, CFA, Managing Director and Portfolio Manager, has been with Aristotle Pacific since 2016. Ms. Qiu began managing Aristotle Pacific’s allocated portion of the Fund’s portfolio since inception in 2023.

Merganser Capital Management, LLC (“Merganser”)

●	Andrew M. Smock, CFA, Principal and Co-Chief Investment Officer, joined Merganser in 2003. Mr. Smock began managing Merganser’s allocated portion of the Fund’s portfolio since inception in 2023.

●	Adam M. Ware, CFA, Principal and Portfolio Manager, joined Merganser in 2007. Mr. Ware began managing Merganser’s allocated portion of the Fund’s portfolio since inception in 2023.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the “Important Additional Information” section on page 48 of this prospectus.

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

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Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the “Important Additional Information” section on page 48 of this prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares

Adviser Class, Class I, Class Y-2 and Class Y-3 shares each have different eligibility requirements, as presented below. Adviser Class and Class I shares are available to investors that invest in the Trust through a “Service Agent” such as a bank, broker-dealer, trust company, insurance company, financial planner, retirement plan administrator, mutual fund supermarket, and other similar types of third-party financial industry service providers that have entered into an agreement with MGI Funds Distributors, LLC (the “Distributor”) and/or the Adviser to sell shares of the Funds and/or provide shareholder services in respect of the Funds. Class Y-2 and Class Y-3 shares generally are available only to “Institutional Investors” which include, but are not limited to “Institutional Accounts” as defined under the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), as well as qualified employee benefit plans and other retirement savings plans, family offices and their clients, non-profit organizations, charitable trusts, foundations and endowments, accounts registered to bank trust departments, trust companies, registered investment advisers, and investment companies.

	Adviser Class	Class I	Class Y-2	Class Y-3
Eligibility Requirements	Investors that invest in the Trust through a Service Agent that has entered into an agreement with the Distributor to offer Adviser Class shares through a no-transaction fee network or platform.	Investors that invest in the Trust through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and/or the Adviser. The Service Agent may charge you a transaction fee in an amount determined and separately disclosed to you by the Service Agent.	Institutional Investors purchasing shares directly from the Trust, but who do not have an investment management agreement with the Adviser or an affiliate of the Adviser.	Institutional Investors purchasing shares directly from the Trust and who have entered into an investment management agreement with the Adviser or an affiliate of the Adviser.

You may purchase or redeem shares of a Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Adviser Class or Class I shares through your Service Agent. Eligible Institutional Investors that wish to buy Class Y-2 or Class Y-3 shares should contact the Adviser. Class Y-2 and Class Y-3 shares may be redeemed through the Adviser or State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171.

There is no minimum investment for eligible investors that are investing in Adviser Class, Class I, Class Y-2 or Class Y-3 shares.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Distributor and/or the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Details about the Funds

The Manager of Managers Structure

The Adviser is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Adviser believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of each Fund. Therefore, the Adviser manages each Fund using a “manager of managers” approach by selecting one or more subadvisers to manage the assets of each Fund, based upon the Adviser’s evaluation of the subadviser’s expertise and performance in managing the asset class in which the Fund will invest. The Adviser determines the percentage of each Fund’s portfolio allocated to each subadviser in order to seek to achieve each Fund’s investment objective.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and/or quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisers to make decisions about the Fund’s portfolio holdings, and each subadviser employs its own proprietary processes and disciplines to select securities and manage an allocated portion of a Fund’s investment portfolio. Each subadviser acts independently from the others and has discretion to invest its allocated portion of a Fund’s assets. A description of the Funds’ current subadvisers and the subadvisers’ individual securities selection processes can be found in the next section.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to achieve its own distinct investment objective, as described below. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

Domestic Equity Funds:

Mercer US Small/Mid Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small to medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index (as of June 30, 2025, $23.9 billion).

The Fund invests principally in companies within the capitalization range described above. However, the subadvisers may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

In addition, certain subadvisers may employ a quantitative investment process in seeking to achieve the Fund’s investment objective.

The Subadvisers

The Adviser, on behalf of the Fund, has entered into subadvisory agreements with subadvisers to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadviser is responsible for the day-to-day portfolio management of a distinct

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portion of the Fund’s portfolio, subject to the Adviser’s oversight. The Fund’s subadvisers, including the portfolio managers that are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund, and the subadvisers’ investment strategies, are:

GW&K Investment Management, LLC (“GW&K”) was founded in 1974 to offer innovative investment solutions consistent with their clients’ objectives. GW&K is an affiliate of Affiliated Managers Group, Inc., a publicly traded global asset management company (NYSE: AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the firm as GW&K’s institutional partner. The balance of the firm is owned by GW&K’s partners, who are responsible for the day-to-day management and operation of GW&K.

The portfolio managers who are responsible for the day-to-day management of GW&K’s allocated portion of the Fund’s portfolio are Daniel L. Miller, CFA, who serves as Partner, Director of Equities, and joined GW&K in 2008; and Jeffrey W. Thibault, CFA, who serves as Partner, Portfolio Manager, and joined GW&K in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

GW&K’s small/mid cap portfolios are built from the bottom up within diversification constraints. The strategy is invested in most sectors of the small and mid-cap markets, providing exposure to growth and value stocks. At the time of purchase, securities have a market capitalization between $250 million and $10 billion or are within the range of the Russell 2500® Index. GW&K is searching for companies that exhibit sustainable growth and whose shares trade at reasonable valuations.

GW&K attempts to identify the leading players within niche markets by analyzing such characteristics as market share accumulation, improving margins and sales growth. Also, they look to invest only in companies whose management is dedicated to enhancing shareholder value. Once they identify these companies, they look to discover those companies growing at a sustainable rate. This is done by breaking down a company’s return on equity and analyzing its components. Other important criteria that they analyze are how the industry operates and what a company must do to maintain its dominant competitive position. While they may view favorably a company’s leadership qualities and its growth characteristics, they remain diligent in their efforts to pay a reasonable price for the security. They review the appropriate valuation ratios based on the industry in which the company operates. A sensibly priced security will be trading at a discount versus its peers and/or its own history.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Fund. Loomis Sayles is registered as an investment adviser under the Advisers Act. Loomis Sayles is currently organized as a Delaware limited partnership and its sole general partner, Loomis, Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The allocated portion of the Fund’s portfolio managed by Loomis Sayles is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis Sayles’ allocated portion of the Fund’s portfolio are Mark F. Burns, CFA, and John J. Slavik, CFA. Mr. Burns, CFA, has 29 years of investment industry experience and joined Loomis Sayles in 1999. Mr. Slavik, CFA, has 34 years of investment industry experience and joined Loomis Sayles in 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Loomis Sayles pursues small/mid cap growth investing with a low volatility approach. Loomis Sayles employs a bottom-up investment process and strives to make active stock selection the primary driver of returns. Each investment idea is thoroughly vetted and researched through fundamental analysis. Loomis Sayles has a quality bias to the companies it owns, focusing on characteristics such as business model strength, visibility and predictability of growth drivers and strength of competitive advantage. To better understand and compare the reward-to-risk profile of high growth businesses, Loomis Sayles uses discounted cash flow modeling as the primary valuation tool. Importantly, Loomis Sayles seeks to invest in emerging winners that are under-recognized by the market. Given the inherent volatility

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of small/mid cap growth stocks, Loomis Sayles believes it is important to apply risk management from the stock level to the portfolio level and from the buy decision to the sell decision, which incorporates a clear stop/loss discipline.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadviser to the Fund. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV is registered as an investment adviser with the SEC.

The allocated portion of the Fund’s portfolio managed by LSV is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Ph.D., who has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994; Menno Vermeulen, CFA, who has served as a portfolio manager for LSV since 1995 and a Partner since 1998; Puneet Mansharamani, CFA, who has served as a Partner and portfolio manager for LSV since 2006; Greg Sleight, who has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014; Guy Lakonishok, CFA, who has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014; and Gal Skarishevsky, who has served as a Quantitative Analyst of LSV since 2017, a Partner since 2022 and a Portfolio Manager since 2025. Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok each began managing LSV’s allocated portion of the Fund’s portfolio in June 2016. Mr. Skarishevsky began managing LSV’s allocated portfolio of the Fund’s portfolio in March 2025.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Under normal circumstances, LSV will invest in the equity securities of small- and medium-sized companies. LSV will invest primarily in the common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500® Index at the time of purchase. The market capitalization range and the composition of the Russell 2500® Index are subject to change. LSV selects stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value). LSV may also invest in REITs.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadviser to the Fund. Parametric is a wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. Parametric is owned directly by Eaton Vance Acquisitions LLC, a privately held subsidiary of Morgan Stanley. Parametric is registered as an investment adviser under the Advisers Act.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Zach Olsen, CFA and Ricky Fong, CFA. Mr. Olsen is a Portfolio Manager and is responsible for designing and implementing overlay programs. Mr. Fong is an Executive Director, Investment Strategy at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Adviser. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, serves as a subadviser to the Fund. Affiliated Managers Group, Inc. holds an indirect, majority equity interest in River Road, and members of River Road’s senior management team hold a substantial minority equity interest in the firm.

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are J. Justin Akin and R. Andrew Beck. Mr. Akin has been a portfolio manager for River Road since 2012. Mr. Beck has served as a portfolio manager at River Road since 2005 and has been Chief Executive Officer of River Road since 2011.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

River Road’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, returns over the long term, with an emphasis on minimizing downside portfolio risk.

In managing its allocated portion of the Fund’s portfolio, River Road builds portfolios in house, from the bottom up, making security-specific research central to River Road’s process. At the core of River Road’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also how the stock will be sized within a portfolio.

River Road employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Fund. Westfield is a registered investment adviser that was founded in 1989. Westfield is employee owned.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is chaired by William A Muggia. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. Although the Committee collectively acts as portfolio manager for the Fund’s assets allocated to Westfield, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund’s assets allocated to Westfield. Mr. Muggia chairs the Investment Committee, serves as Market Strategist and contributes investment ideas primarily within the Health Care and Energy sectors. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer, and Managing Partner of Westfield. He has worked at Westfield since 1994. Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield and covers Hardware, Semiconductors and IT Services. Mr. Lee has worked at Westfield since 2004. Matthew R. Renna is a Managing Partner at Westfield and covers Biopharma, and Life Sciences and Tools. Mr. Renna has worked at Westfield since 2013. Edward D. Richardson is a Partner at Westfield and covers A&D, and Consumer Cyclicals and Restaurants. Mr. Richardson has worked at Westfield since 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

Foreign Equity Funds:

Mercer Non-US Core Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of companies in the world’s developed and emerging capital markets, excluding the United States. The Fund’s investments in equity securities may include dividend-paying securities, common stock and preferred stock

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issued by companies of any capitalization, as well as American, European, and Global Depositary Receipts (together, “Depositary Receipts”).

In seeking to achieve the Fund’s investment objective, the Fund’s subadvisers invest primarily in the equity securities (including Depositary Receipts) of companies located outside the United States. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of non-U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund may invest in derivative instruments, such as forward contracts and exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs or to increase or decrease currency exposure. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisers may employ a quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Securities of non-U.S. companies generally include all securities included in the Fund’s benchmark index. In addition, securities of non-U.S. companies may include: (a) securities of companies that are organized under the laws of, or maintain their principal places of business in, countries other than the United States; (b) securities for which the principal trading market is in a country other than the United States; (c) securities issued or guaranteed by the government of a country other than the United States, such government’s agencies or instrumentalities, or the central bank of such country; (d) securities denominated in the currency issued by a country other than the United States; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in countries other than the United States or have at least 50% of their assets in countries other than the United States; (f) equity securities of companies in countries other than the United States, in the form of depositary receipts; or (g) securities issued by pooled investment vehicles that invest primarily in securities or derivative instruments that derive their value from securities of non-U.S. companies.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions, including a significant portion in the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadviser, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisers

The Adviser, on behalf of the Fund, has entered into subadvisory agreements with subadvisers to manage the assets of the Fund. Under the subadvisory agreements, each subadviser is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Adviser’s oversight. The Fund’s subadvisers, including the portfolio managers that are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund, and the subadvisers’ investment strategies, are:

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111 serves as a subadviser to the Fund. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of American Century’s allocated portion of the Fund’s portfolio are Rajesh Gandhi and Jim Zhao. Mr. Gandhi joined American Century in 2002, became a portfolio manager in 2008 and currently serves as Vice President and Senior Portfolio Manager. He has a bachelor’s degree in finance and real estate from the University of Wisconsin. He is a CFA charterholder. Mr. Zhao joined American Century in 2009 as a senior investment analyst. He became a vice president and senior investment analyst in 2016 and a vice president and portfolio manager in 2017. He has a bachelor’s degree in physics and a master’s degree in civil and environmental engineering from Clarkson University and an MBA from Carnegie Mellon University. He is a CFA charterholder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

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Securities Selection

In managing the allocated portion of the Fund portfolio, American Century will primarily invest in equity securities of companies located in at least three developed countries (excluding the United States). The allocated portion of the Fund portfolio may also invest in emerging market countries. American Century looks for stocks of companies it believes will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the allocated portion of the Fund portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flows.

Using a variety of analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, American Century seeks securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques, along with integration of ESG risks and opportunities, help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria.

In addition to locating strong companies with earnings and revenue growth, American Century believes that it is important to diversify the allocated portion of the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, American Century also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

American Century does not attempt to time the market. Instead, under normal market conditions, American Century intends to keep the allocated portion of the Fund’s portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. However, the allocated portion of the Fund’s portfolio can purchase other types of securities as well, such as forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Futures contracts, a type of derivative security, can help the allocated portion of the Fund’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

In the event of adverse market, economic, political or other conditions, the allocated portion of the Fund may take temporary defensive positions that are inconsistent with the principal investment strategies of such allocated portion. To the extent it assumes a defensive position, it may not achieve the investment objective of that particular allocation.

The allocated portion of the Fund invests primarily in securities issued by companies located in developed countries. This allocated portion of the Fund considers a security to be from a developed country if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The allocated portion of the Fund may also invest in securities issued by companies located in emerging markets. The allocated portion of the Fund considers a security to be an emerging markets security if its issuer is located outside of the countries listed above.

In determining where a company is located, American Century will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a subadviser to the Fund. Arrowstreet is a discretionary institutional global asset manager and is a registered investment adviser with the SEC since July 1999. Headquartered in Boston, Massachusetts, Arrowstreet is a private limited partnership that is wholly-owned by its senior management and non-executive directors.

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Mr. Derek Vance, CFA, Dr. Christopher Malloy, Ph.D., Ms. Julia Yuan, CFA, Mr. Brandon Berger and Dr. Peter Rathjens, Ph.D. Mr. Vance joined

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Arrowstreet in 2008. Prior to joining Arrowstreet, Mr. Vance worked as an analyst in the Quantitative Investment Strategies group at Goldman Sachs Asset Management. Dr. Malloy joined Arrowstreet in 2019. Prior to joining Arrowstreet, Dr. Malloy served as the Sylvan C. Coleman Chaired Professor of Financial Management in the Finance Unit at Harvard Business School, and a Research Associate at the National Bureau of Economic Research. Ms. Yuan joined Arrowstreet in 2012. Mr. Berger joined Arrowstreet in 2013. Prior to joining Arrowstreet, Mr. Berger served as a derivatives trader at ABR Management LLC and at Toro Trading LLC. Dr. Rathjens joined Arrowstreet in 1999.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Arrowstreet utilizes a dynamic process that uses quantitative tools to evaluate securities on an integrated basis taking into consideration direct effects and indirect, or spillover, effects to exploit opportunities across the globe while seeking to avoid long-term systematic biases.

This integrated and dynamic model measures a stock’s expected excess return by including relevant information from the company itself, as well as related securities which are linked in some way, including country and sector affiliations or other related companies identified by our propriety process.  Quantitative tools enable Arrowstreet to leverage our insights over a broader universe of stocks more efficiently, provide a mechanism to trade off expected returns against risk and transaction costs, and provide an objective and disciplined process for making investment decisions.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadviser to the Fund. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV is registered as an investment adviser with the SEC.

The allocated portion of the Fund’s portfolio managed by LSV is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Ph.D., who has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994; Menno Vermeulen, CFA, who has served as a portfolio manager for LSV since 1995 and a Partner since 1998; Puneet Mansharamani, CFA, who has served as a Partner and portfolio manager for LSV since 2006; Greg Sleight, who has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014; Guy Lakonishok, CFA, who has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014; and Gal Skarishevsky, who has served as a Quantitative Analyst of LSV since 2017, a Partner since 2022 and a Portfolio Manager since 2025. Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok each began managing LSV’s allocated portion of the Fund’s portfolio in June 2015. Mr. Skarishevsky began managing LSV’s allocated portfolio of the Fund’s portfolio in March 2025.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, LSV invests in equity securities of foreign issuers which it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market’s low expectations. LSV uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). A stock is typically sold if the model indicates a decline in its ranking or if a stock’s relative portfolio weight has appreciated significantly (relative to the benchmark).

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as a subadviser to the Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Benjamin Stone and Philip Evans. Mr. Stone, Investment Officer of MFS, has been employed in the investment area of MFS since 2005. Mr. Evans, Investment Officer of MFS, has been employed in the investment area of MFS since 2011.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, MFS focuses on investing the Fund’s assets in the stocks of companies that MFS believes are undervalued compared to their intrinsic value. MFS evaluates the intrinsic value of a company by considering the full context of how the company’s cash flows are generated. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace and seeks to invest in companies that exhibit characteristics such as cash flow in excess of capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, and/or the ability to weather economic downturns. These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies under a traditional value investment strategy.

In managing its allocated portion of the Fund’s portfolio, MFS may invest the Fund’s assets in securities of companies of any size.

In managing its allocated portion of the Fund’s portfolio, MFS normally invests the Fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the Fund’s assets in issuers in a single industry, sector, country, or region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, and swaps.

MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered by MFS.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadviser to the Fund. Parametric is a wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. Parametric is owned directly by Eaton Vance Acquisitions LLC, a privately held subsidiary of Morgan Stanley. Parametric is registered as an investment adviser under the Advisers Act.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Zach Olsen, CFA and Ricky Fong, CFA. Mr. Olsen is a Portfolio Manager and is responsible for designing and implementing overlay programs. Mr. Fong is an Executive Director, Investment Strategy at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Adviser. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer Emerging Markets Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

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Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings, in equity securities (such as dividend-paying securities, common stock and preferred stock) of companies that are located in emerging markets, and other investments that are tied economically to emerging markets but that may be listed or traded outside the issuer’s domicile country, which may include American, European and Global Depositary Receipts and other depositary receipts (“Depositary Receipts”). (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund invests in large, medium and small capitalization companies. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund’s portfolio securities are denominated primarily in foreign currencies and are typically held outside the U.S.

Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, swaps and currency forwards to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain subadvisers may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index. In determining if a security is economically tied to an emerging market country the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. The Fund’s subadvisers may determine a security is economically tied to an emerging market country based on other factors, such as an issuer’s country of domicile, where the majority of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indices of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.

In addition, the Fund may invest its assets in equity securities of companies that are located in “frontier markets” countries and other investments that are tied economically to “frontier markets” countries. “Frontier markets” is often used to describe the markets of smaller, less accessible, but still investable, countries of the developing world. “Frontier market” countries include all countries represented by the MSCI Frontier Markets Index. The securities of frontier market companies tend to be smaller in total market capitalization.

While there is no minimum number of countries that will be represented in the Fund’s portfolio, the Fund does intend to diversify its investments among countries and geographic regions within the world’s emerging markets. However, the Fund may invest a significant portion of its assets in one country or region, if, in the judgment of a subadviser, economic and business conditions warrant such investments. To the extent that the Fund invests a significant portion of its assets in one country or region at any time, the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the Fund always maintained a greater degree of diversity among the countries and regions in which it invests.

The Subadvisers

The Adviser, on behalf of the Fund, has entered into subadvisory agreements with subadvisers to manage the assets of the Fund. Under the subadvisory agreements, each subadviser is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Adviser’s oversight. The Fund’s subadvisers, including the portfolio managers that are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund, and the subadvisers’ investment strategies, are:

Baillie Gifford Overseas Limited (“Baillie Gifford”), with a principal office located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, serves as a subadviser to the Fund. Baillie Gifford is registered as an investment adviser under the Advisers Act. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is an independent employee-owned private partnership.

The allocated portion of the Fund’s portfolio managed by Baillie Gifford is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Baillie Gifford’s allocated portion of the Fund’s portfolio are Will Sutcliffe, Roddy Snell and Alex Summers.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Baillie Gifford’s investment process is all about research and debate, founded on a clear idea of the market inefficiencies they can exploit for their clients. Baillie Gifford’s research framework asks investors to think creatively, beyond the constraints of traditional information sources, in order to find the best growth companies.

Baillie Gifford’s research is singularly focused on finding companies that can double in hard currency terms, on a five year view and they expect most of this doubling to come from earnings growth. Baillie Gifford is particularly interested in three specific and persistent market inefficiencies: 1. under-appreciated growth duration; 2. under-appreciated growth pace; and 3. under-appreciated growth surprise. Baillie Gifford’s research reports drill into the broad factors outlined below. These provide a framework for Baillie Gifford to assess the long-term growth potential of a business.

●	Opportunity (industry background/competitive advantage)
●	Execution (financial growth/management attitudes)
●	Valuation (is it in the right price?)

Skerryvore Asset Management Ltd. (“Skerryvore”), with principal offices located at 45 Charlotte Square, Edinburgh, EH2 4HQ, United Kingdom, serves as a subadviser to the Fund. Skerryvore is registered as an investment adviser under the Advisers Act. Skerryvore, which is organized as a limited company incorporated under the laws of England and Wales, is a wholly-owned subsidiary of Skerryvore AM LLP, an asset management firm based in Edinburgh, United Kingdom that is majority owned by its partners.

The allocated portion of the Fund’s portfolio managed by Skerryvore is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Skerryvore’s allocated portion of the Fund’s portfolio and who manage the assets are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nicholas Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer. Mr. Finegan joined Skerryvore in 2019 and prior to that he was employed with Janus Henderson Group plc (“Janus Henderson”). In addition, Messrs. Cahoon, Cowley, Deane, Kelleher and Tabberer each also joined Skerryvore in 2019 and prior to that they were each also employed with Janus Henderson.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Skerryvore’s investment philosophy aims to produce good long-term returns by investing in businesses that are exposed to the attractive long-term growth opportunity provided by emerging markets. This is achieved using a disciplined, liquidity conscious but index unaware approach to investing with an emphasis on identifying high-quality companies and buying them at reasonable valuations.

The investment team at Skerryvore are fundamental, bottom-up investors seeking to create high conviction portfolios of reasonably valued, high-quality companies that are exposed to, or operate in, emerging markets. The investment style can be summarized as ‘quality at a reasonable price’.

This risk aware approach focuses more on downside preservation than on upside participation. The team invests with an absolute, rather than relative-return mindset and its risk-aware approach to the asset class should mean that the strategy is reasonably defensive.

In addition, the team tends to avoid companies with significant government ownership or high political risk, companies with a history of poor corporate governance, companies with opaque businesses and companies whose earnings are cyclically driven or dependent on the price of an underlying resource or commodity.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a subadviser to the Fund. Parametric is a wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. Parametric is owned directly by Eaton Vance Acquisitions LLC, a privately held subsidiary of Morgan Stanley. Parametric is registered as an investment adviser under the Advisers Act.

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The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Zach Olsen, CFA and Ricky Fong, CFA. Mr. Olsen is a Portfolio Manager and is responsible for designing and implementing overlay programs. Mr. Fong is an Executive Director, Investment Strategy at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Adviser. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Pzena Investment Management, LLC (“Pzena), with a principal office located at 320 Park Avenue, 8th Floor, New York, NY 10022, serves as a subadviser to the Fund. Pzena is registered as an investment adviser under the Advisers Act. Pzena is 100% owned by its employee members and certain other partners, including former employees.

The allocated portion of the Fund’s portfolio managed by Pzena is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Pzena’s allocated portion of the Fund’s portfolio are Rakesh Bordia, Caroline Cai, Allison Fisch, and Akhil Subramanian.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Pzena employs a value investment approach based on a fundamental, bottom-up research process. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. They apply intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent.

Pzena uses a proprietary screening tool to rank every security in their universe on a price-to-globalized normal earnings basis. This system forecasts normal earnings for a company through the analysis of historical and current financial data. They narrow this list by ranking the universe from cheapest to most expensive on the basis of globally comparable price-to-normalized earnings and they focus their research efforts on companies in the most undervalued 20% of the investment universe. At the screening level for emerging markets, they employ the use of country-specific discount rates to take into consideration the differing levels of country-specific risks and macroeconomic conditions imbedded in individual stock valuation.

Pzena includes companies in the portfolio when all five of the following criteria are generally met: 1) the current valuation is low compared to the company’s normalized earnings power; (2) the current earnings are below historic norms; (3) problems are viewed as temporary; (4) management has a viable strategy to generate earnings recovery; and (5) downside risk analysis indicates a positive skew of outcomes. Pzena believes a concentrated portfolio exclusively focused on companies with these characteristics should generate meaningful excess returns for long-term investors.

Robeco Institutional Asset Management US Inc. (“Robeco”), with a principal office located at 230 Park Avenue, Suite 3330, New York, NY 10169, serves as a subadviser to the Fund. Robeco is registered as an investment adviser under the Advisers Act. Robeco is a wholly-owned subsidiary of Robeco Holding B.V., a Dutch holding company based in Rotterdam, the Netherlands. Robeco Holding B.V is an indirect wholly-owned subsidiary of ORIX Corporation Europe, which in turn is wholly owned by ORIX Corporation based in Tokyo, Japan.

The allocated portion of the Fund’s portfolio managed by Robeco is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Robeco’s allocated portion of the Fund’s portfolio are Daniel Haesen, Han van der Boon and Tim Dröge.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

The Robeco Emerging Markets Enhanced Indexing strategy is managed on the basis of a purely quantitative bottom-up driven investment strategy. Stock selection is the sole performance driver used, as determined by the proprietary quantitative ranking model which ranks stocks on their relative attractiveness based on valuation, quality, momentum, analyst revisions and short-term signals.

The model has been developed in a joint effort by Robeco quantitative equity researchers and portfolio managers. Robeco’s approach selects stocks with the highest integrated factor scores to overweight in the portfolio. Some other advantages of this approach are transaction cost netting and a relatively low turnover. The identified factors and variables are the result of 25 years of extensive empirical research and more than 15 years of portfolio management experience in practice with the quantitative ranking model.

The portfolio construction process is disciplined and transparent with continuous monitoring and control by the portfolio managers. It is based on the ranking generated by the quantitative ranking model. The aim is to optimize returns while constraining risk. The portfolio construction process consists of two phases:

Phase 1. Stock selection: Enhanced factor definitions

Robeco considers academically proven long-term factors, novel signals and short-term dynamics to rank stocks. In terms of long-term factors, Robeco relies on its proprietary enhanced factor definitions as they control for unrewarded risks. These factors are based on academically proven factors.

Phase 2: Implementation: Client-optimized portfolio

A proprietary portfolio construction algorithm translates the quantitative rankings into a client optimized portfolio. Robeco’s dedicated global equity trading desk executes the trades after a pre-trade compliance check on client guidelines and restrictions in the trading system. Portfolio managers closely monitor positions and the risk exposure of the portfolio between rebalancing dates.

Fixed Income Funds:

Mercer Core Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. and non-U.S. issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and securitized bonds such as mortgage- and asset-backed securities, among others. The Fund also may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, bonds issued by issuers in emerging capital markets. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund’s target duration is that of the Bloomberg U.S. Aggregate Bond Index. As of June 30, 2025, the duration of the Index was 6.08 years. Depending on market conditions, the subadvisers of the Fund may manage their allocated portions of the Fund’s assets to maintain a duration within 20% of the Fund’s target duration. Duration measures a fixed income security’s price sensitivity to interest rates (inverse relationship) by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, if interest rates go up by 1%, the price change (due to interest rate movement) of a fund that has a duration of 5 years is expected to decline by 5%.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.

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The Subadvisers

The Adviser, on behalf of the Fund, has entered into subadvisory agreements with subadvisers to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadviser is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Adviser’s oversight. The Fund’s subadvisers, including the portfolio managers that are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund, and the subadvisers’ investment strategies, are:

Income Research + Management (“IR+M”), located at 115 Federal Street, 22nd Floor, Boston, Massachusetts 02110, serves as a subadviser to the Fund. IR+M is a Delaware Corporation founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today.

A team of investment professionals manages the portion of the Fund’s assets allocated to IR+M. The team consists of James E. Gubitosi, CFA, Co-Chief Investment Officer, Chair of the Investment Committee, Michael A. Sheldon, CFA, Co-Chief Investment Officer, William M. O’Neill, CFA, Senior Portfolio Manager, Director of Portfolio Management. This team is ultimately responsible for the day-to-day management and strategic direction of the assets of the Fund allocated to, Mr. Gubitosi joined IR+M in March 2007, Mr. Sheldon joined IR+M in November 2007 and Mr. O’Neill joined IR+M in July 2004. Mr. Sheldon was previously Deputy Chief Investment Officer and a Senior Portfolio Manager at IR+M.

The SAI provides additional information about each portfolio managers’ compensation, other accounts managed by each of the portfolio managers, and each portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

IR+M’s investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management provide superior returns over the long-term. Portfolios are constructed around client objectives, using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. This philosophy has remained consistent since the inception of the firm.

Manulife Investment Management (US) LLC (“Manulife”), located at 197 Clarendon Street, Boston MA 02116, serves as a subadviser to the fund. Manulife is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation).

The allocated portion of the Fund’s portfolio managed by Manulife is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Manulife’s allocated portion of the Fund’s portfolio are Howard C. Greene, CFA, Jeffrey N. Given, CFA, Connor Minnaar, CFA and Pranay Sonalkar. Mr. Greene is a Senior Managing Director and Senior Portfolio Manager at Manulife. Mr. Greene joined Manulife in 2002 and is the Co-Head of US Core and Core Plus Fixed Income. Mr. Given is a Senior Managing Director and Senior Portfolio Manager at Manulife. Mr. Given joined Manulife in 1993 and is the Co-Head of US Core and Core Plus Fixed Income. Mr. Minnaar is a Managing Director and Portfolio Manager at Manulife. Mr. Minnaar joined Manulife in 2006. Mr. Sonalkar is a Managing Director and Portfolio Manager at Manulife. Mr. Sonalkar joined Manulife in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Manulife’s investment team for the Core Plus Fixed Income Strategy seeks excess return through bottom-up active sector and security selection as well as yield curve positioning. It uses a research-driven process to identify attractive sectors as well as mispriced securities within those sectors. The team believes its bottom-up research capabilities and long-term market view provide the best opportunity to exploit market dislocations at the sector level and capture relative value at the security level with consistency. For portfolio construction, yield curve positioning and sector allocation, the key inputs include the team’s macro views of the business and rate cycle, spread premiums, market liquidity and other factors which influence bond valuations.

PGIM, Inc. (“PGIM”), located at 655 Broad Street, 7th Floor, Newark, NJ 07102, serves as a subadviser to the Fund. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., (“PFI”) a publicly held company. Prudential Financial, Inc. of the United States is not affiliated in any manner with Prudential plc, incorporated in the United Kingdom or with Prudential Assurance Company, a subsidiary of M&G plc, incorporated in the United Kingdom. PGIM is an SEC-registered investment adviser organized as a New Jersey corporation. PGIM Fixed Income is the primary public fixed income asset management unit within PGIM responsible for subadvising the Fund.

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The portfolio managers who are primarily responsible for the day-to-day management of PGIM’s allocated portion of the Fund’s portfolio are Richard Piccirillo, Greg Peters and Tyler Thorn. Mr. Piccirillo joined PFI in 1993. Mr. Piccirillo is a Managing Director and is one of the co-heads on the Multi-Sector Team at PGIM Fixed Income. Mr. Piccirillo had specialized in mortgage- and asset-backed securities since joining the Firm in 1993. Greg Peters is co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is one of the co-heads on the Multi-Sector Team at PGIM Fixed Income. Prior to joining PGIM Fixed Income in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for macro research and asset allocation strategy. Tyler Thorn is a Principal and a portfolio manager on the Multi-Sector Team at PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team during his tenure at PGIM Fixed Income.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocation portion of the Fund’s assets, PGIM utilizes both top-down and bottom-up approaches in conjunction with proprietary quantitative models and risk management systems. Sector allocation, duration, yield curve, and “industry bias” decisions are made using top-down research derived from a range of internal sources, including our Global Macroeconomic and Investment Strategy Teams and Heads of the Sector Teams, as well as external sources. Actual subsector and security selections are made by sector specialists after conducting bottom-up fundamental and quantitative research and relative value analysis. All portfolios are managed based on a pre-determined risk budget that includes thresholds for subsector/industry, issuer, and quality exposures.

All buy and sell decisions in the Strategy are based on fundamental and quantitative research and relative value analysis.

For investment grade corporate bonds, analysts screen the US investment corporate bond market to arrive at roughly 600 US issuers across 38 industries that receive priority research coverage. The focus is primarily on the largest issuers in major corporate bond indices, as these meet our size, quality, and liquidity objectives. Analysts follow nearly 90% of the issuers in major US corporate bond benchmarks on a dollar-weighted basis.

For US Government, agency, and mortgage securities, analysts screen the entire universes of these securities. Screening of the US mortgage market is done using two proprietary models: the first provides option-adjusted spreads for every mortgage security in the universe vs. US Treasury curves, the second is an implied mortgage prepayment framework that analyzes current mortgage prices to gauge market prepayment expectations. Screening of the US Government market is done using quantitative models and tools that identify undervalued securities and appropriate entry and exit points.

Screening of the securitized product market is also fundamentally based – securitized product analysts specialize in residential mortgage securities, commercial mortgage-backed securities, and/or asset backed securities. They perform credit analysis on issuers, as well as structural and servicer reviews and maintain ongoing views on the collateral quality of issuers in their sector to identify undervalued or mispriced securities.

Where individual client guidelines permit the use of high yield bonds, dedicated high yield credit analysts screen the entire universe of high yield bond issuers. In the screening process issuers with poor or weakening asset quality or weak financial positions are eliminated. Analysts will look at an issuer’s revenues, earnings, cash flows, liquidity and management teams as well as other factors. Analysts also review each layer of an issuer’s capital structure to identify bonds, and/or loans with strong asset coverage and covenant protection. The output includes a universe of about 500 US high yield bond issuers. Importantly, the screening process is continuous.

U.S. Governments

Security selection is based on proprietary quantitative analytics created and maintained by a dedicated Investment Risk Management and Quantitative Research Group. Portfolio managers use desktop-based quantitative analytics to screen the entire U.S. Government markets for attractively valued securities, as well as securities that may improve the risk profile of the portfolio. We use a proprietary yield curve model (a Gaussian 2+ Arbitrage-Free option pricing construct) to select securities. Using a number of key parameters, this model simultaneously fits prices of actively traded off-the-run U.S. Treasuries and swaptions, defining each security’s “fundamental value” by the difference between its actual yield and its fitted yield. We sell a U.S. Government security when these analytics identify another security that is either more attractively valued or that improves the risk profile of the portfolio.

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Mortgage-Backed Securities

PGIM Fixed Income uses two primary models and a regression tool to analyze and select mortgage-backed securities for Core Fixed Income portfolios. These tools are also maintained by our internal Investment Risk Management and Quantitative Research Group. We do not believe traditional Option Adjusted Spread (OAS) analysis alone is a sufficient method of identifying value in the mortgage-backed securities market because it does not accurately reflect dynamically changing market expectations of prepayments. Therefore, we supplement our use of the traditional OAS model with a second implied prepayment model, which is a market-based gauge of expected prepayment behavior. We then use regression analysis to analyze changing relationships in the mortgage-backed securities market. Mortgage sector specialists perform regression analysis on spreads among sectors and individual securities within the mortgage-backed securities market, using its own internal database of market prices, yields, and nominal and OAS spreads. The models are run daily based on end of day pricing and provide a relative value framework for determining over- and undervalued subsectors and issues. The sector portfolio managers then use additional proprietary software to determine attractive entry and exit points for a specific trade idea.

Investment Grade Corporate and High Yield Bonds

Security screening and purchase decisions in the investment grade and high yield corporate bond markets are made based primarily on fundamental credit research and valuation analysis with a secondary input being the rankings generated by proprietary relative value matrixes. Internal research analysts dedicated to specific sectors perform intensive fundamental analysis to develop substantive credit opinions on industries and individual issuers. Sector portfolio managers follow the same issuers from the trading perspective, contributing valuable information on trading patterns, spread levels, and liquidity. Based on this combination of credit fundamentals, spread levels, and liquidity, the teams of sector portfolio manager/analyst make specific “underweight,” “underweight leaning,” “overweight,” or “overweight leaning” recommendations for each issuer followed. All opinions and research are stored in our proprietary Corporate Bond Relative Value Matrix and High Yield Relative Value Matrix, which rank all industries and issuers in an industry relative to each other. The Corporate Bond Team uses these results as an input into their Corporate Recommendation List that the sector portfolio managers use to buy and sell securities for their portfolios.

Securitized Product

Trading decisions in this sector are based on fundamental research of the underlying collateral and detailed analysis of the specific structure and servicer of each issue. All research is conducted by a dedicated group of internal securitized product analysts. Purchases are focused in five subsectors: 1) CMBS, 2) non-agency mortgage-backed securities, 3) credit cards, 4) auto loans and leases, and 5) collateralized loan obligations (CLOs). The analysts assign internal ratings and an option-adjusted spread to each issue prior to purchase. The team also utilizes proprietary analytics to identify relative value. The internal rating and spread is the basis for evaluating the relative attractiveness of market prices and is continually monitored while a security is held. Analysts work closely with the securitized product portfolio managers to review all securitized product securities considered for purchase and sale.

Mercer Opportunistic Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) In seeking to achieve the Fund’s investment objective of total return, the Fund invests primarily in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography (developed and emerging markets), issuer type (government/public sector and corporate/private sector), quality (investment grade, below investment grade or unrated), and currency denomination (U.S. Dollar and foreign currencies). Fixed income securities in which the Fund will invest include all varieties of fixed-rate and floating-rate securities (including but not limited to those issued by central and local governments, government agency and affiliated institutions, corporate bonds, mortgage- and other asset-backed securities (including collateralized debt obligations), and convertible securities). The Fund may invest in bank loans and loan participations and senior and subordinated debt securities. The Fund may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), bonds issued by issuers in emerging capital markets. A lesser portion of the Fund’s assets may be invested in securities in default or otherwise illiquid investments. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivatives such as futures (including, among others, currency futures and interest rate futures), swaps (currency, interest rate, credit default, and total return), forwards, options (including, among others, exchange-traded and over-the-counter currency options), and credit-linked notes. The Fund may engage in

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transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset.

Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund also may invest in equity securities and money market instruments.

The Subadvisers

The Adviser, on behalf of the Fund, has entered into subadvisory agreements with subadvisers to manage the assets of the Fund. Under the subadvisory agreements, each subadviser is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Adviser’s oversight. The Fund’s subadvisers, including the portfolio managers that are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund, and the subadvisers’ investment strategies, are:

Ares Capital Management II LLC (“Ares”), with a principal office located at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067, serves as a subadviser to the Fund. Ares is registered as an investment adviser under the Advisers Act. Ares is currently organized as a limited liability company and is wholly owned by Ares Management Corporation.

The allocated portion of the Fund’s portfolio managed by Ares is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Ares’s allocated portion of the Fund’s portfolio are Charles Arduini, Seth Brufsky, and Samantha Milner. Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on alternative credit investments and has been with the firm since 2011. Mr. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Mr. Brufsky joined Ares in 1998. Ms. Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies as well as Ares multi-asset credit strategies. Ms. Milner joined Ares in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Ares manages its allocated portion of the Fund’s portfolio by employing a flexible liquid credit strategy that seeks to capitalize on relative value opportunities within the below investment grade corporate and securitized universe through disciplined credit selection and active, tactical asset rotation. Ares seeks to generate alpha for investors by combining its fundamentals-driven research and investment process with a top-down macro-overlay informed by both quantitative and qualitative inputs, as well as prudent risk management. In terms of security selection, Ares’ rigorous research practice seeks to generate attractive returns while minimizing downside risk to preserve investor capital. A proprietary diligence process culminates in a presentation to the tenured Investment Committee, where the analysts prepare a credit memo, financial model, and credit score matrix to inform these discussions, which promote thorough consistent vetting of credit fundamentals and oversight of asset selection process.

From a top-down investment process perspective, monthly Global Asset Allocation Committee meetings, chaired by Ares Quantitative Risk and Research team, serve as the primary forum to formulate macro views that inform portfolio construction and monitoring considerations. The objective of these monthly meetings is to discuss macro drivers impacting leveraged credit markets and establish target allocations for Ares’ global multi-asset credit portfolios. Target portfolio allocations are established across geographies, asset classes, sectors, risk posture and interest rate/yield curve positioning, among other investment themes.

Ares operates an integrated bottom-up and top-down investment framework that seeks to build optimized portfolios where Ares portfolio managers make strategic asset allocation decisions incorporating perspectives on relative value and credit catalysts. Ares targets opportunities within the investable universe that have potential to add alpha to the return profile, while simultaneously providing diversification and other risk management benefits within the context of the broader portfolio.

Crescent Capital Group LP (“Crescent”), with a principal office located at 11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025, serves as a subadviser to the Fund. Crescent is registered as an investment adviser under the Advisers Act. Crescent is currently organized as a limited partnership organized under the laws of the State of Delaware.

Crescent is a majority-owned subsidiary of SLC Management, the institutional alternatives and traditional asset management business of Sun Life Financial Inc. (“Sun Life”). Sun Life, a publicly traded Canadian financial services company, acquired a 51% interest in Crescent in January 2021, with a put/call option for the remaining 49% stake expected to be exercised in 2026. Crescent employees currently collectively own the remaining 49% of the firm.

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The allocated portion of the Fund’s portfolio managed by Crescent is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Crescent’s allocated portion of the Fund’s portfolio are Mr. Fekete and Mr. Slusser. Mr. Fekete is Managing Director and Head of Tradeable Credit of Crescent and joined Crescent in 2001. Mr. Slusser is Managing Director and Head of Research of Crescent and joined Crescent in 2000.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Crescent employs a fundamental, research-driven investment approach focused on constructing a portfolio of narrowly syndicated credit bonds. The strategy primarily targets below-investment-grade credit with smaller issue sizes, higher yields, and a limited number of holders compared to broadly syndicated credit. Liquidity in this segment may be more constrained; however, the strategy seeks to provide higher yield and comparable volatility to the broadly syndicated market.

The investment philosophy emphasizes capital preservation and high current income, utilizing bottom-up credit analysis to identify issuers with strong cash flows and the ability to service debt obligations. Crescent evaluates credit quality, structural protections, issuer fundamentals, and industry outlook in selecting investments.

Crescent integrates risk management throughout the investment process, including credit exposure monitoring, liquidity oversight, and issuer-specific risk analysis. The portfolio is diversified across issuers, industries, and credit tiers, ensuring prudent risk control while maintaining exposure to attractive relative value opportunities.

While there is no formal benchmark for this segment of the loan market, the strategy’s performance is evaluated relative to broadly syndicated loans to ensure risk-adjusted return targets are met.

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022 serves as a subadviser to the Fund. Ninety One is registered as an investment adviser under the Advisers Act. Ninety One is an indirect, wholly-owned subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges.

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio are Mr. de Klerk and Mr. Webster. In rendering investment advisory services to the Fund, Ninety One relies on a dual hatting agreement with Ninety One UK and Ninety One Pty, pursuant to which certain employees of such affiliates are permitted to provide portfolio management services to Ninety One’s clients (including the Fund). Under the dual hatting agreements, such employees and such affiliates are considered “associated persons,” as that term is defined in the Investment Advisers Act of 1940, as amended, of Ninety One, and the employees are subject to the control and supervision of Ninety One, and to Ninety One’s compliance policies and procedures and code of ethics, in connection with any services they provide to Ninety One’s clients.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Ninety One’s typical investment process combines top-down and bottom-up analysis. Ninety One uses scorecards to create separate rankings of hard currency bonds as well and local currency bonds and currencies. The scores capture a wide range of factors reflecting our assessment of a combination of structural characteristics and cyclical dynamics. The top-down process determines the general outlook for emerging markets and aims to identify different themes in the market. The top-down process comes in at the portfolio construction stage where it provides checks and balances to the bottom-up investment ideas.

Pacific Investment Management Company LLC (“PIMCO”), with a principal office located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a subadviser to the Fund. PIMCO was founded in Newport Beach, California in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various

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holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

The allocated portion of the Fund’s portfolio managed by PIMCO is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of PIMCO’s allocated portion of the Fund’s portfolio are Sonali Pier, Alfred Murata, Jason Duko and Charles Watford. Ms. Pier is Managing Director and Portfolio Manager of PIMCO and joined PIMCO in 2013. Mr. Murata is Managing Director and Portfolio Manager of PIMCO and joined PIMCO in 2001. Mr. Duko is Executive Vice President and Portfolio Manager, was at PIMCO from 2011-2018 and rejoined PIMCO in 2023. Prior to rejoining PIMCO in 2023, he was at Ares Management, where he was a partner and portfolio manager. Mr. Watford is Executive Vice President and Portfolio Manager of PIMCO and joined PIMCO in 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

PIMCO manages its allocated portion of the Fund’s portfolio by combining PIMCO’s time-tested top-down allocation process with a rigorous, bottom-up approach to security selection. Within PIMCO’s macroeconomic framework, the multi-sector credit portfolio management team determines the appropriate asset allocation across a broad range of global credit sectors and other fixed income sectors. The team then works closely with sector specialists, including Investment Grade Credit, Emerging Markets, High Yield and Securitized Credit portfolio managers, across the firm’s global offices to determine the best way to gain exposure to specific sectors. In addition to sourcing ideas directly from sector specialists covering various credit sectors, the multi-sector credit team also works closely with individual credit analysts to identify what PIMCO finds are the most attractive individual credits. When vetting new investment ideas, the multi-sector credit team applies both qualitative as well as quantitative screens. Qualitative screens include factors such as consistency with PIMCO’s long-term secular views and fundamental credit risk of an industry. The quantitative screening process includes a relative value assessment or an examination of underlying market technicals affecting an investment idea. New investment ideas are also evaluated on the basis of overall appropriateness and attractiveness versus existing strategy and other competing investment ideas. The team may also generate upside and downside scenarios as well as risk volatility estimates to size trades appropriately, and will determine which available instruments (i.e. cash versus synthetic, or index-based instruments) are optimal for expressing the investment thesis. New investment ideas are decomposed into individual risk factors so that the team can determine which risks are appropriate for the portfolio and which need to be minimized or removed entirely. As part of this process, the team will assess the impact of an investment idea on the overall model portfolio and evaluate whether other existing portfolio positions or hedges need to be modified accordingly. Lastly, the team may establish exit parameters depending on whether an investment is long-term (strategic) or tactical in nature.

Polen Capital Credit, LLC (“Polen Credit”), with a principal office located at 1075 Main Street, Suite 320, Waltham, MA 02451, serves as a subadviser to the Fund. Polen Credit is registered as an investment adviser under the Advisers Act. Polen Credit is a wholly-owned subsidiary of Polen Capital Management, LLC (“Polen Capital”), which is an independently controlled, employee-managed firm structured as a limited liability company. The current ownership structure is 72% employees (via Polen Capital Holdings LP), 20% iM Global Partner (passive interest) and 8% Polen Family Holdings (passive interest). Polen Capital employees control 100% of the firm.

The allocated portion of the Fund’s portfolio managed by Polen Credit is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Polen Credit’s allocated portion of the Fund’s portfolio are Mr. Breazzano, Mr. Santonelli, and Mr. Sherman with Messrs. Santonelli and Sherman responsible for security selection and portfolio construction decisions. Mr. Breazzano is Head of Team and Portfolio Manager of Polen Credit and joined Polen Credit in 1996. Mr. Santonelli is a Portfolio Manager of Polen Credit and joined Polen Credit in 2004. Mr. Sherman is a Portfolio Manager of Polen Credit and joined Polen Credit in 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Polen Credit’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with a strict adherence to downside protection. This process applies value investing principles through rigorous research coupled with financial, structural and legal analysis, including a review of bankruptcy law considerations where applicable. The foundation of this investment process is to derive an accurate, real-time valuation of a target company, and only invest in securities of that company’s capital structure that Polen Credit believes offer a significant margin of safety coupled with strong total return potential.

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Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with a principal office located at 280 Congress Street, Boston, Massachusetts 02210, serves as a subadviser to the Fund. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 90 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2024, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.24 trillion in assets.

The allocated portion of the Fund’s portfolio managed by Wellington is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Wellington’s allocated portion of the Fund’s portfolio are Mr. Goodman and Mr. Burn. Mr. Goodman, CFA, is Senior Managing Director and Fixed Income Portfolio Manager of Wellington and joined Wellington as a Portfolio Manager in 2000. Mr. Burn, CFA, is Senior Managing Director and Fixed Income Portfolio Manager of Wellington and joined Wellington as a Fixed Income Quantitative Analyst in 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Wellington manages its allocated portion of the Fund’s portfolio according to a disciplined investment process that combines aspects of both top-down portfolio strategy development and sector specialist expertise. The investment decision-making process integrates an analysis of global investment themes, rigorous fundamental economic and quantitative analysis, and specialist research on individual credit sectors with bottom-up security selection. Once the portfolio’s sector allocations have been determined, security selection within the broad sectors is driven by sector specialist portfolio managers through a fundamental, bottom-up investment approach.

Portfolio managers work closely with Wellington’s in-house fixed income credit analysts who conduct proprietary research and make action-oriented recommendations, capitalizing on Wellington’s broad, globally integrated research platform of bond and equity analysts which Wellington believes is essential to adding value. Risk is monitored throughout the investment process and managed at the security, sector, and portfolio level.

Mercer Short Duration Fixed Income Fund

Investment Objective

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund’s investment objective of total return, the Fund invests in fixed income securities of U.S. and foreign issuers. The Fund invests primarily in U.S. dollar-denominated, investment grade bonds, including government securities, corporate bonds, and securitized bonds such as mortgage- and asset-backed securities, among others. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change. The Fund also may invest a significant portion of its assets in any combination of non-investment grade bonds (sometimes called “high yield” or “junk bonds”), non-U.S. dollar denominated bonds, and bonds issued by issuers in emerging capital markets, while limiting its investment in non-investment grade bonds to not more than 20% of its net assets. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns, or as a substitute for taking a position in the underlying asset. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The Fund’s duration will typically fall between one and three years. Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. For example, a 1% rise in interest rates will generally result in a 1% fall in value for every year of duration. Conversely, a 1% decline in interest rates will generally result in a 1% increase in the value of a debt security’s market price.

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The Subadvisers

The Adviser, on behalf of the Fund, has entered into subadvisory agreements with subadvisers to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadviser is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Adviser’s oversight. The Fund’s subadvisers, including the portfolio managers that are jointly and primarily responsible for the day-to-day management of their allocated portions of the Fund, and the subadvisers’ investment strategies, are:

Voya Investment Management Co. LLC (“Voya IM”), located at 200 Park Avenue, New York, New York, 10166, serves as a subadviser to the Fund. Voya IM, a Delaware limited liability company, was founded in 1972. Voya IM has acted as an investment adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. (76%) and Allianz SE (24%).

The allocated portion of the Fund’s portfolio managed by Voya IM is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Voya IM’s allocated portion of the Fund’s portfolio are Sean Banai, CFA, David Goodson, Anil Katarya, CFA and Raj Jadav, CFA. Mr. Banai joined Voya IM in 1999 and currently serves as Head of Portfolio Management for the fixed income platform. Mr. Goodson joined Voya IM in 2002 and currently serves as Head of Securitized Fixed Income. Mr. Katarya joined Voya IM in 2000 and currently serves as the Global Head of Investment Grade Credit. Mr. Jadav joined Voya IM in 2019 and currently serves as portfolio manager.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Voya IM believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing such assets. Therefore, Voya IM employs a dynamic investment process that seeks to balance top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process: sector allocation, security selection, duration, and yield curve management. This includes utilizing proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

Aristotle Pacific Capital, LLC (“Aristotle Pacific”), located at 840 Newport Center Drive, Suite 700, Newport Beach, CA 92660, serves as a subadviser to the Fund. Founded in 2007, Aristotle Pacific specializes in credit oriented fixed income strategies. Aristotle Capital Management, LLC holds a controlling interest in Aristotle Pacific.

The allocated portion of the Fund’s portfolio managed by Aristotle Pacific is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Aristotle Pacific’s allocated portion of the Fund’s portfolio are David Weismiller, CFA, Michael Marzouk, CFA and Ying Qiu, CFA. Mr. Weismiller joined Aristotle Pacific in 2007 and currently serves as Senior Managing Director. Mr. Marzouk joined Aristotle Pacific in 2007 and currently serves as Senior Managing Director. Ms. Qiu joined Aristotle Pacific in 2016 and currently serves as Managing Director.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Aristotle Pacific’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon Aristotle Pacific’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the team looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The team performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the team may invest in instruments that it believes have the potential for capital appreciation.

Individual investment selection is based on Aristotle Pacific’s fundamental research process. Individual investments may be purchased or sold in the event the team decides to adjust debt asset class weightings within the portfolio. An investment is generally sold when Aristotle Pacific believes that the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

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Merganser Capital Management, LLC (“Merganser”), located at 99 High Street, Boston, MA 02110, serves as a subadviser to the Fund. Merganser is a Delaware limited liability company. The principal owners of Merganser are the Gahan 2019 Descendants’ Trust and Providence Equity Partners L.L.C. indirectly through Providence Equity Capital Markets Merganser LLC, an affiliate of Providence Equity Partners L.L.C.

The allocated portion of the Fund’s portfolio managed by Merganser is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Merganser’s allocated portion of the Fund are Andrew M. Smock, CFA and Adam M. Ware, CFA. Mr. Smock joined Merganser in 2003 and currently serves as Principal and Co-Chief Investment Officer. Mr. Ware joined Merganser in 2007 and currently serves as Principal and Portfolio Manager.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Merganser’s investment philosophy is based on the belief that the bond market is inherently inefficient and highly fragmented, causing market pricing to deviate from intrinsic value for extended periods of time. Merganser’s collaborative team approach emphasizes an active, value-oriented investment process which seeks to capitalize on these inefficiencies and produce attractive risk adjusted returns through market cycles.

Merganser believes in the role of traditional fixed income, which is why investment strategies are long only, exclusively USD and do not permit the use of leverage or complex derivatives. Capital preservation, liquidity and attractive risk-adjusted returns permeate every decision Merganser makes. Portfolios are invested across investment grade fixed income, with a particular focus on areas that maximize the benefits of size and expertise. Portfolio durations versus the benchmark are maintained within a narrow tolerance, as Merganser believes accurately predicting the future path of interest rates is not a sound investment strategy and can introduce unintended risks.

Merganser’s security selection process is driven by relative value decisions, deep fundamental credit work across fixed income sectors, and bottom-up security selection choices. The investment team is keenly focused on uncovering investment opportunities, using both security analysis and a highly collaborative approach to decision-making. Portfolio managers, sector specialists and CIO debate relative value constantly to determine where the incremental dollar in our clients’ portfolios should be invested. Ultimately, the idea generation at Merganser is analyst driven and the portfolio manager serves the role as the gatekeeper of risk, determining overall sector targets and best fit within the context of each portfolio’s return objectives and liquidity needs. Portfolio managers can veto any new investment idea that comes to the table. Once a portfolio is populated, each security is closely tracked through our surveillance tools and a full performance diagnostic is conducted on a monthly basis to ensure the original thesis remains intact.

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Risks of the Funds

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in each Fund. The risks appear in the table in the order of magnitude for each Fund.

Fund Name	Principal Risks	Non-Principal Risks
Mercer US Small/Mid Cap Equity Fund

•   Equity Securities Risk

•   Market Risk

•   Issuer Risk

•   Small and Medium Capitalization Stock Risk

•   Real Estate Investment Trust Risk

•   Custody Risk

•   Growth Stock Risk

•   Value Stock Risk

•   Derivatives Risk

•   Management Techniques Risk

•   Quantitative Model Risk

•   Leverage Risk

•   Sector Risk

•   Counterparty Risk

•   Large Shareholder Risk

•   Portfolio Turnover Risk

•   Securities Lending Risk

•   Convertible Securities Risk

•   Currency Exchange Rate Risk

•   Emerging Markets Investments Risk

•   Foreign Investments Risk

Mercer Non-US Core Equity Fund

•   Equity Securities Risk

•   Market Risk

•   Foreign Investments Risk

•   Geographic Focus Risk

•   Currency Exchange Rate Risk

•   Political and Economic Risk

•   Small and Medium Capitalization Stock Risk

•   Custody Risk

•   Growth Stock Risk

•   Issuer Risk

•   Large Capitalization Stock Risk

•   Value Stock Risk

•   Derivatives Risk

•   Emerging Markets Investments Risk

•   Liquidity Risk

•   Quantitative Model Risk

•   Management Techniques Risk

•   Leverage Risk

•   Sector Risk

• Counterparty Risk • Large Shareholder Risk • Portfolio Turnover Risk • Securities Lending Risk • Convertible Securities Risk • Focus Risk

Mercer Emerging Markets Equity Fund

•   Equity Securities Risk

•   Emerging Markets Investments Risk

•   Geographic Focus Risk

•   Market Risk

•   Foreign Investments Risk

•   Political and Economic Risk

•   Currency Exchange Rate Risk

•   Small and Medium Capitalization Stock Risk

•   Value Stock Risk

•   Custody Risk

•   Issuer Risk

•   Large Capitalization Stock Risk

•   Growth Stock Risk

•   Leverage Risk

•   Liquidity Risk

• Counterparty Risk • Large Shareholder Risk • Portfolio Turnover Risk • Convertible Securities Risk • Securities Lending Risk • Short Selling Risk

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• Quantitative Model Risk • Frontier Markets Investments Risk • Management Techniques Risk • Derivatives Risk • Sector Risk

Mercer Core Fixed Income Fund

•   Market Risk

•   Interest Rate Risk

•   Credit Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Fixed-Income Securities Risk

•   Call or Prepayment Risk

•   U.S. Government Securities Risk

•   Emerging Markets Investments Risk

•   Foreign Investments Risk

•   High Yield Securities Risk

•   Management Techniques Risk

•   Counterparty Risk

•   Custody Risk

•   Derivatives Risk

•   Issuer Risk

•   Liquidity Risk

•   Rule 144A Securities Risk

•   Portfolio Turnover Risk

•   Leverage Risk

• Convertible Securities Risk • Large Shareholder Risk • Securities Lending Risk

Mercer Opportunistic Fixed Income Fund

•   Market Risk

•   Fixed-Income Securities Risk

•   Emerging Markets Investments Risk

•   Leverage Risk

•   Credit Risk

•   Sovereign Debt Securities Risk

•   Political and Economic Risk

•   Foreign Exchange Transaction Risk

•   Foreign Investments Risk

•   High Yield Securities Risk

•   Currency Exchange Rate Risk

•   Management Techniques Risk

•   Derivatives Risk

•   Frontier Markets Investments Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Call or Prepayment Risk

•   Issuer Risk

•   Liquidity Risk

•   Convertible Securities Risk

•   Counterparty Risk

•   Custody Risk

•   Interest Rate Risk

•   Rule 144A Securities Risk

•   Cash and Other High Quality Instruments

•   Portfolio Turnover Risk

•   Default and Liquidity Risk of Below Investment Grade Debt Securities

•   Equity Securities Risk

•   Exchange-Traded Funds

•   Large Shareholder Risk

•   Securities Lending Risk

Mercer Short Duration Fixed Income Fund

•   Credit Risk

•   Fixed Income Securities Risk

•   Interest Rate Risk

•   Management Techniques Risk

•   Market Risk

•   Portfolio Turnover Risk

•   U.S. Government Securities Risk

•   Counterparty Risk

•   Derivatives Risk

• Securities Lending Risk

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•   Custody Risk

•   Leverage Risk

•   Rule 144A Securities Risk

•   Issuer Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Call or Prepayment Risk

•   Emerging Markets Investments Risk

•   Foreign Investments Risk

•   High Yield Securities Risk

•   Floating Rate Loan Risk

•   Liquidity Risk

•   Sector Risk

Cash and Other High Quality Instruments	The Funds may invest significantly in cash, cash equivalents, or cash-like investments. In addition, the Funds may invest its assets in certain types of equity securities and/or fixed-income securities with remaining maturities of less than one year. These cash items and other high-quality corporate debt securities may include a number of money market instruments such as securities issued by the U.S. government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a Fund maintains a significant portion of its holdings in cash and cash-like investments, then it may reduce its participation in market volatility, but is likely also to reduce its participation in positive market returns. Additionally, significant holdings of cash and cash-like investments may result in an erosion in relative value in macroeconomic circumstances where inflation is high. As a result, if the Fund maintains significant cash positions in its portfolio over time it may experience reduced long-term total return which could impair its ability to meet its investment objective.

Call or Prepayment Risk	During periods of falling interest rates, issuers of callable securities may call or repay securities with higher interest rates before their maturity dates. If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of interest income expected on its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks, or securities with other, less favorable features. Early repayment of principal of mortgage-related securities could have the same effect.
Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as financially strong as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties, and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk	The issuer or guarantor of a fixed income security, the counterparty to a derivatives contract or foreign currency spot trade, or a borrower of a Fund’s securities may be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Credit Risk	Issuers of debt securities may be unable, unwilling, or perceived to be unwilling to make the required payments of interest and/or principal at the time that such payments are due. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also can adversely affect the values and liquidity of the issuers’ debt securities. Issuers of investment grade securities may still default on their obligations.

Currency Exchange Rate Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries
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other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. A subadviser may elect not to hedge currency risk or may hedge imperfectly, which may cause a Fund to incur losses that would not have been incurred had the risk been perfectly hedged.

Custody Risk	There are risks involved in dealing with the depositories, custodians, or brokers who settle Fund trades. Securities and other assets deposited with depositories, custodians, or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. The Fund may be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.
Default and Liquidity Risk of Below Investment Grade Debt Securities	Below investment grade debt securities are speculative and involve a greater risk of default and price changes due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than investment grade debt securities and may decline significantly in periods of general economic difficulty. The market for such securities may not be liquid at all times. In a relatively illiquid market, a Fund may not be able to acquire or dispose of such securities quickly and, as such, the Fund may experience adverse price movements upon liquidation of its investments.

Derivatives Risk Generally	The Funds may invest in derivative instruments. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser to the equity Funds may use exchange-listed equity futures to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may also be subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

More on Derivatives Risk

The Funds may engage in a variety of transactions involving derivatives, such as options, futures, forwards and swap agreements. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadviser may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Funds will generally be limited to maintaining exposure to certain market segments or asset classes, increasing or decreasing currency exposure, or facilitating certain portfolio transactions. A subadviser may also use derivatives such as exchange-listed equity futures contracts, swaps and currency forwards to equitize cash held in the portfolio. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadviser to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside

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additional collateral to maintain open derivative positions. Certain derivatives are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk, but central clearing does not make derivatives transactions risk-free. Exchange-trading is intended to increase liquidity, but there is no guarantee a Fund could consider exchange-traded derivatives to be liquid. Some derivatives are more sensitive to interest rate changes and market movements than other instruments. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Certain derivatives instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Derivatives instruments may also be susceptible to operational risks. Failures in the documentation and shortcomings in the settlement process could result in the failure to complete a transaction. There are also legal risks associated with derivatives, particularly if contracts are not legally enforceable or if a counterparty does not have sufficient capacity to perform on a contract.

Emerging Markets Investments Risk

Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money.

Equity Securities Risk	U.S. and global stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Exchange-Traded Funds (“ETFs”)	Subject to the limitations on investment in investment company securities and each Fund’s own investment objective, the Funds may invest in ETFs. ETFs generally trade on a recognized exchange and are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain
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operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Fixed-Income Securities Risk	Fixed-income securities are generally subject to the principal types of risks described under “Credit Risk” above and “Interest Rate Risk” below.

Floating Rate Loan Risk

Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to “High Yield Securities Risk” which is defined below. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a fund that invests in floating rate loans may be subject to greater liquidity risk than a fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expenses to a fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate loans are typically in the form of an assignment. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. Prepayments may require a Fund to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates, although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Focus Risk

Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The Fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the Fund is exposed.

Foreign Exchange Transaction Risk	The Funds may use currency futures contracts, forward currency exchange contracts, or similar instruments to alter the currency exposure characteristics of securities it holds. Consequently there is a possibility that the performance of a Fund may be strongly influenced by movements in foreign exchange rates because the currency positions held by the Fund may not correspond with the securities positions.

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Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks, which include political, social, economic, environmental, credit, information, or currency risk, can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. A Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities. Many foreign governments may supervise and regulate their financial markets less stringently than the U.S. government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, geopolitical and social conditions in those countries.

Frontier Markets Investments Risk	Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries (see “Emerging Markets Investments Risk” above) are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Additionally, companies in frontier market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Geographic Focus Risk

To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain emerging markets economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a direct impact on a Fund’s investments. As a result, a Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

To the extent that a Fund focuses its investments in Asian countries, the Fund may be subject to increased risks associated with such investments in Asian markets. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States. Investments in countries in the Asian region will be impacted by the market conditions, legislative or regulatory changes, competition, diplomatic, or political, economic and other developments in Asia.

Chinese issuers may subject the Fund to risks associated with that region, including among others, more frequent trading suspensions and government intervention (including by nationalization of assets and possible retroactive, arbitrary and/or unpredictable enforcement of securities regulations and other laws), currency fluctuations, less liquidity, expropriation, confiscatory taxation, exchange control regulations (including currency blockage), imposition of tariffs, limitations on repatriation and differing legal standards, as well as military actions or conflicts. In particular, China has threatened to invade and control Taiwan, which presents significant risks to investments in securities economically tied to the Greater China

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region. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China is deemed by the Adviser to be an emerging markets country, which means an investment in this country has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks and accounting standards or auditor oversight in the country to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China also tend to be lower than such standards in more developed economies. Also, certain securities issued by companies located or operating in China, such as China A-Shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies.

Trade disputes and the imposition of tariffs on goods and services can affect the Chinese economy, particularly in light of China’s large export sector, as well as the global economy. Trade disputes can result in increased costs of production and reduced profitability for non-export-dependent companies that rely on imports to the extent China engages in retaliatory tariffs. Trade disputes may also lead to increased currency exchange rate volatility. In addition, relations between the U.S., other trading partners and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could negatively impact China’s export industry, Chinese issuers, the liquidity or price of the Fund’s direct or indirect investments in China and, therefore, the Fund.

Growth Stock Risk	Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

High Yield Securities Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds.” These securities are generally considered to be speculative in nature because they have more credit risk than higher-rated securities, are more likely to encounter financial difficulties, and are more vulnerable to changes in the economy. Companies issuing high yield, fixed income securities are not as strong financially as those companies issuing securities with higher credit ratings. Market situations, such as a sustained period of rising interest rates or individual corporate developments, could affect the ability of companies issuing high yield, fixed income securities to make interest and principal payments. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make required payments of interest or principal. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than higher-quality securities, and are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when the securities do trade, their prices may be significantly higher or lower than expected.

Additionally, because a Fund may purchase securities that are not rated by any rating organization, a subadviser may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them

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promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on the subadviser’s credit analysis than would be the case when the Fund invests in rated securities.

Interest Rate Risk	Changes in interest rates may adversely affect the values of the securities held in a Fund’s portfolio. In general, the prices of debt securities fall when interest rates increase, and rise when interest rates decrease. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when a subadviser might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of a Fund’s bond holdings.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk	Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or medium capitalization stocks. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Large Shareholder Risk

Ownership of shares of a Fund may be concentrated in one or more large investors. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact a Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large shareholder redemption activity also may increase the Fund’s brokerage and other expenses.

Leverage Risk	If a Fund makes investments in options, futures, forwards, swap agreements, and other derivative instruments, these derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadviser uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadviser. The net asset value of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.

Liquidity Risk	Liquidity risk is defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk involves the risk that a Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Redemptions may increase and/or the market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisers, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investment objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisers may be incorrect in their assessments of

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the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The value of the securities in which a Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which a Fund invests perform. The market as a whole may not favor the types of investments a Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in a Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region. Extraordinary events, including extreme economic or political conditions or policies, rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence), natural disasters, extreme weather, epidemics and pandemics, sanctions, tariffs, war, military conflict and other factors can lead to volatility in local, regional, or global markets, which can result in market losses that may be substantial. The impact of one of these types of events may be more pronounced in certain regions, sectors, industries, or asset classes in which a Fund invests, or it may be pervasive across the global financial markets. The timing and occurrence of future market disruptions cannot be predicted, nor can the impact that government interventions, if any, adopted in response to such disruptions may have on the investment strategies of the Funds or the markets in which the Funds invest. Additionally, the U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets.

Mortgage-Backed and Asset-Backed Securities Risk	Mortgage-backed securities are securities representing interests in pools of mortgage loans. These securities generally provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated, and a Fund may be forced to reinvest in obligations with lower yields than the original obligations. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Asset-backed securities are securities for which the payments of interest and/or principal are backed by loans, leases, and other receivables. Asset-backed securities are subject to many of the same types of risks as mortgage-backed securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Political and Economic Risk	The political, legal, economic, and social structures of certain foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), and the imposition of tariffs or sanctions.

Portfolio Turnover Risk	Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Programming and Modeling Error Risk	The research and modeling process engaged in by a quantitative-focused subadviser is extremely complex and involves financial, economic, econometric, and statistical

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theories, research and modeling; the results of that process must then be translated into computer code. Although quantitative-focused subadvisers seek to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance.

Quantitative Model Risk

One or more subadvisers to a Fund may follow a quantitative model strategy to manage its allocated portion of the Fund. Quantitative models (both proprietary models developed by a quantitative-focused subadviser, and those supplied by third parties) and information and data supplied by third parties can be incorrect, misleading or incomplete, and any decisions made in reliance thereon can expose a Fund to potential risks of loss. In addition, the use of predictive models can also expose a Fund to potential risks of loss. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund.

If the assumptions made by quantitative-focused subadvisers in their underlying models are unrealistic, inaccurate or become unrealistic or inaccurate and are not promptly adjusted to account for changes in the overall market environment, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and a quantitative-focused subadviser does not successfully address such omission through its testing and evaluation, and modify the models accordingly, a Fund may experience losses. In addition, because of the complexity of quantitative-focused investment strategy programming and modeling, there is a risk that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance.

To the extent that a quantitative-focused subadviser is not able to develop sufficiently differentiated models, a Fund’s investment objective may not be met, irrespective of whether the models are profitable in an absolute sense, as a result of “crowding” or “convergence” of the model’s output with actions taken by other market participants. In addition, to the extent a quantitative subadviser’s model focuses on identifying a certain type of stock (e.g., high relative profitability stocks), those stocks may perform differently from the market as a whole, which could cause a Fund to underperform.

The models and proprietary research of a quantitative subadviser are largely protected by the subadviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, aggressive position-level public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer a subadviser’s models and data, and thereby impair the relative or absolute performance of a Fund.

Real Estate Investment Trusts (“REITs”) Risk

REITs are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash, and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property.

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Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.

REITs are dependent upon specialized management skills, have limited diversification and are therefore subject to risks inherent in operating and financing a limited number of projects. To the extent that a Fund invests in REITs, the Fund must bear these expenses in addition to the expenses of its own operation and is subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the Investment Company Act of 1940 and Commodity Futures Trading Commission regulations.

Rule 144A Securities Risk

Securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended, are traded among qualified institutional buyers. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when a subadviser might wish to sell.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

Sector Risk

While each Fund does not have a principal investment strategy to focus its investments in any particular sector, a Fund from time to time may have significant exposure to one or more sectors. A Fund at times may have little or no exposure to certain other sectors. There are risks associated with having significantly overweight or underweight allocations to certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously rise or decline in price because of, for example, investor perceptions, an event that affects the entire sector or other factors. Such events could cause the share price of a Fund with significant exposure to that sector to rise or decline more substantially than the share price of a fund with relatively less exposure to that sector. Individual sectors may be more volatile, and may perform differently, than the broader market.

Communications Sector Risk: Companies in the communications sector may be affected by competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, government regulation, revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and fluctuating demand due to changing consumer tastes and interests.

Consumer Discretionary Sector Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Consumer Non-Cyclical Sector Risk: Investments in the consumer non-cyclical sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. Performance of companies in the

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consumer non-cyclical sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer non-cyclical sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds and interest rate changes. General market downturns may adversely affect financial services companies.

Industrial Sector Risk: Industrial companies are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies.

Technology Sector Risk: Technology companies may be affected by rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Securities Lending Risk	To the extent a Fund participates in securities lending activities, the Fund is subject to risks associated with lending their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Short Selling Risk	A Fund may from time to time sell securities short. In the event that a subadviser anticipates that the price of a security will decline, the Fund may sell the security or derivative instrument short and borrow the same security from a broker or other institution to complete the sale. The Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Fund may be unable to replace a borrowed security sold short. Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S.

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companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Sovereign Debt Securities Risk	Investments in foreign sovereign debt securities may subject the Fund to the following risks: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole.

U.S. Government Securities Risk	U.S. government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration or Ginnie Mae, present lower credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Value Stock Risk	Value stocks represent companies that tend to have lower than average price to book value ratios, price to earnings ratios, or other financial ratios. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadviser, if other investors fail to recognize the stock’s value or the catalyst that the subadviser believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadviser anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns. The stocks of companies that a subadviser believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.
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Cash and Short-Term Investments

Although the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund generally expect to be fully invested in accordance with their investment strategies described in this prospectus, the Adviser may maintain a portion of the Funds’ assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of each such Fund’s assets to the subadviser(s). The Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund expect that they may maintain substantial cash positions when they determine that such cash holdings, given the risks the Funds believe to be present in the market, are more beneficial to shareholders than investment in additional securities. The cash buffer maintained by the Adviser for each of the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund, together with any uninvested cash held by each Fund’s subadviser(s), is not expected to exceed 10% of such Fund’s total assets. Cash held by each of the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund as collateral will not be considered to be uninvested for purposes of this policy. The cash buffer maintained by the Adviser will be invested in overnight time deposits or similar instruments, pending its allocation to each Fund’s subadviser(s).

From time to time, the Funds may hold short-term instruments, including repurchase agreements and reverse repurchase agreements.

Temporary Defensive Positions

The Funds also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The Funds also may maintain substantial cash and short-term investment positions when they determine that such cash and short-term investment holdings, given the risks the Funds believe to be present in the market, are more beneficial to shareholders than investment in additional securities. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities.

In these circumstances, a Fund might not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on a Fund’s performance.

Cyber Security Risk

With the increasing use of technology such as the Internet in connection with the Funds’ operations, the Funds will face greater operational, information security and related risks through cyber security breaches. A breach in cyber security refers to either an intentional or unintentional event that may cause the Funds to lose proprietary information, suffer data corruption, and/or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, additional compliance costs associated with corrective measures, and/or financial loss. Such events also may cause disruptions to the Funds’ business operations, potentially resulting in: interference with a Fund’s ability to calculate its net asset value, impediments to trading, and the inability of Fund shareholders to transact business, among other things. Cyber security threats may result from unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), and may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users).

In addition, because the Funds work closely with third-party service providers (e.g., the Funds’ administrator, custodian, distributor and subadvisers), cyber security breaches at such third-party service providers may subject the Funds to the same risks associated with direct cyber security breaches. The Funds may experience investment losses in the event of cyber security breaches at any of the issuers in which the Funds may invest. While the Funds have established business continuity plans in the event of, and implemented risk management and information security systems and software designed to prevent, a cyber security breach, there are inherent limitations in such plans and systems and there can be no assurance that such measures will succeed.

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Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI. The Funds disclose their portfolio holdings on the following website: http://www.delegated-solutions.mercer.com/us.html.

Additional Information

Commodity Pool Operator Exclusion. The Trust, with respect to each Fund, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act (the “CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Adviser (with respect the Adviser’s management of the Funds) is subject to registration or regulation as a commodity pool operator under the CEA.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps transactions will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Who Manages the Funds

Investment Adviser and the Subadvisers

Mercer Investments LLC (the “Adviser”), a Delaware limited liability company located at 99 High Street, Boston, Massachusetts 02110, serves as the investment adviser to the Funds. The Adviser is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Adviser is registered as an investment adviser with the SEC.

The Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisers to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisers; (iv) monitors and evaluates the performance of subadvisers, including the subadvisers’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisers comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisers, the Adviser typically begins with a universe of investment managers rated highly by its manager research group (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Mercer Research Group’s process takes a holistic view of each manager’s approach to assessing potential risks and potential opportunities, across relevant time horizons. To this end, it includes an analysis of the degree to which various factors (for example, environmental, social and governance (“ESG”) factors) that are relevant to the risk/return analysis are integrated into the manager’s investment process. The Adviser’s team of investment professionals next reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Adviser’s team of investment professionals then conducts due diligence meetings with the subadvisers’ portfolio management teams. The list of candidates is further narrowed, and each potential subadviser, in combination with the existing subadviser(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadviser candidates are then put through a compliance review conducted by the Adviser’s compliance staff. Results are shared with the Adviser’s investment team, after which the final selection of the subadviser is made and a recommendation to appoint the manager is made to the Board.

The Adviser also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadviser. Although the ratings of the Mercer Research Group are given substantial weight in the decision-making process, the Adviser’s investment team performs its own analysis of potential and existing subadvisers and is ultimately responsible for selecting or terminating a subadviser.

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The Adviser manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time.

The Funds pay the Adviser fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. For its investment services, the Adviser receives the annual investment management fees, set forth below as a percentage of the relevant Fund’s average daily net assets:

	Adviser Investment Management Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million up to $1 billion	Assets in excess of $1 billion
Mercer US Small/Mid Cap Equity Fund	0.90%	0.88%	0.83%
Mercer Non-US Core Equity Fund	0.75%	0.73%	0.68%
Mercer Emerging Markets Equity Fund	0.80%	0.78%	0.73%
Mercer Core Fixed Income Fund	0.35%	0.33%	0.28%
Mercer Opportunistic Fixed Income Fund	0.80%	0.78%	0.73%
Mercer Short Duration Fixed Income Fund	0.30%	0.28%	0.23%

*	Consists of the total investment management fee payable by the Funds to the Adviser. The Adviser is responsible for paying the subadvisory fees.

The Adviser has contractually agreed, until at least July 31, 2026, to waive any portion of its investment management fee that it is entitled to under the Investment Management Agreement with respect to each Fund that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to that Fund’s subadvisers for the management of their allocated portions of the subject Fund. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Funds’ Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.

The Adviser has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisers pursuant to which the subadvisers are compensated out of the investment management fees that the Adviser receives from the Funds. The current subadvisers to the Funds are identified under “Investment Objectives and Principal Investment Strategies” earlier in this prospectus.

With respect to Mercer Short Duration Fixed Income Fund, the Adviser has also contractually agreed, until at least July 31, 2026, to waive fees and/or reimburse Fund expenses to the extent that annual fund operating expenses, net of the management fee waiver described above, exceed 0.70% for Adviser Class shares, 0.45% for Class I shares, 0.35% for Class Y-2 shares and 0.20% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Mercer Short Duration Fixed Income Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2026 without the approval of the Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Mercer Short Duration Fixed Income Fund to the Adviser.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Adviser and each Subadvisory Agreement will be available in the Funds’ Form N-CSRS filed with the SEC for the period ended September 30, 2025. A discussion regarding the basis for the Board’s approval of the Subadvisory Agreements with each of Ares Capital Management II LLC, Baillie Gifford Overseas Limited, Crescent Capital Group LP, Pacific Investment Management Company LLC, Polen Capital Credit, LLC, Pzena Investment Management, LLC, Robeco Institutional Asset Management US Inc. and Wellington Management Company LLP is available in the Funds’ Form N-CSR filed with the SEC for the year ended March 31, 2025.

The Trust and the Adviser have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Adviser, subject to certain conditions and approval by the Board, to hire and retain subadvisers and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Adviser may act as a manager of managers for all or some of the Funds, and the Adviser supervises the provision of portfolio management services to those Funds by the subadvisers. The Exemptive Order allows the Adviser: (i) to continue the employment of an existing subadviser after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadviser; and (ii) to reallocate assets among existing or new subadvisers. Within 90 days of retaining new subadvisers, the affected Fund(s) will notify shareholders of the changes. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Exemptive

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Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisers in documents filed with the SEC and provided to shareholders.

Administrative and Transfer Agency Services

State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ NAVs, and preparation of shareholder reports.

In addition, the Administrator also serves as the transfer agent for the Funds and each Fund pays State Street at an annual rate of the Fund’s average daily net assets for providing it with transfer agency services.

Pricing of Fund Shares

The price at which purchases and redemptions of each Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. If the Exchange is closed on a day it would normally be open for business or the Exchange has an unscheduled early closing on a day it has opened for business, due to inclement weather, technology problems or any other reason, the Funds reserve the right to treat that day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as the Fund’s management believes an adequate market remains to meet purchase and redemption orders for that day.  On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days at amortized cost, so long as such amortized cost method approximates market value. Each Fund values all other investments and assets at their fair value. The Board has designated the Adviser to serve as the Valuation Designee under Rule 2a-5 under the 1940 Act, subject to continuing Board oversight. The Adviser has established a Valuation Committee that is responsible, on the Adviser’s behalf as Valuation Designee, for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Adviser or the applicable Subadviser) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Adviser and the subadvisers) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Adviser or the subadvisers to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid investments, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

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Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This prospectus describes four classes of shares of the Funds: Adviser Class, Class I, Class Y-2 and Class Y-3 shares, each with different levels of services and ongoing operating expenses, as illustrated in the “Fees and Expenses” section of this prospectus.

Adviser Class and Class I shares are available to investors that invest in the Funds through a “Service Agent” such as a bank, broker-dealer, trust company, insurance company, financial planner, retirement plan administrator, mutual fund supermarket, and other similar types of third-party financial industry service providers that have entered into an agreement with the Distributor and/or the Adviser to sell shares of the Funds and/or provide shareholder services in respect of the Funds. Class Y-2 and Class Y-3 shares generally are available only to “Institutional Investors” which include, but are not limited to “Institutional Accounts” as defined under the rules of FINRA, as well as qualified employee benefit plans and other retirement savings plans, family offices and their clients, non-profit organizations, charitable trusts, foundations and endowments, accounts registered to bank trust departments, trust companies, registered investment advisers, and investment companies.

Please contact the Adviser or your Service Agent as to which share class is most appropriate for you. Below is a summary of the differences among the Funds’ Adviser Class, Class I, Class Y-2 and Class Y-3 shares:

Adviser Shares

●	Initial Sales Charge: None
●	Contingent Deferred Sales Charge: None
●	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
●	12b-1 Fee: 0.25%
●	Non-Distribution Shareholder Administrative Services Fee: 0.25%
●	Dividends: Higher annual expenses, and lower dividends, than Class I, Class Y-2 and Class Y-3 shares because of the 12b-1 fees paid by Adviser Class shares to the Distributor and the non-distribution shareholder administrative services fees paid by Adviser Class shares to the Adviser.
●	Shareholder Services: Full shareholder servicing is performed by a Service Agent, the Adviser and/or the Adviser’s affiliates, including communication with third-party administrators, and the Adviser Class shares pay an internal administrative fee for these services.

Class I Shares

●	Initial Sales Charge: None
●	Contingent Deferred Sales Charge: None
●	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
●	12b-1 Fee: None
●	Non-Distribution Shareholder Administrative Services Fee: 0.25%
●	Dividends: Lower annual expenses, and higher dividends, than Adviser Class shares; higher annual expenses, and lower dividends, than Class Y-2 and Y-3 shares, because of the non-distribution shareholder administrative services fees paid by Class I shares to the Adviser.
●	Shareholder Services: Full shareholder servicing is performed by a Service Agent, the Adviser and/or the Adviser’s affiliates, including communication with third-party administrators, and the Class I shares pay an internal administrative fee for these services.

Class Y-2 Shares

●	Initial Sales Charge: None
●	Contingent Deferred Sales Charge: None
●	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
●	12b-1 Fee: None
●	Non-Distribution Shareholder Administrative Services Fee: 0.15%
●	Dividends: Lower annual expenses, and higher dividends, than Adviser Class and Class I shares; higher annual expenses, and lower dividends, than Class Y-3 shares, because of the non-distribution shareholder administrative services fees paid by Class Y-2 shares to the Adviser.
●	Shareholder Services: Certain limited shareholder servicing is performed by the Adviser or its affiliates, and the Class Y-2 shares pay a non-distribution shareholder administrative services fee for these services.
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Class Y-3 Shares

●	Initial Sales Charge: None
●	Contingent Deferred Sales Charge: None
●	Redemption Fee: 2.00% on shares redeemed that are owned less than 30 days (as a % of total redemption proceeds)
●	12b-1 Fee: None
●	Non-Distribution Shareholder Administrative Services Fee: None
●	Dividends: Lower annual expenses, and higher dividends, than Adviser Class, Class I shares and Class Y-2 shares.
●	Shareholder Services: No shareholder servicing is performed by the Adviser or its affiliates at the Class level, as it is anticipated that shareholder servicing will be performed at the client level. Shareholder servicing arrangements for holders of Class Y-3 shares are customized to each specific client and are not paid for from the assets of the Funds.

Distribution and Shareholder Services (12b-1) Plan

The Board of Trustees have adopted a plan of distribution and shareholder services, or “12b-1 plan,” on behalf of the Funds to finance the provision of certain distribution and shareholder services to owners of Adviser Class shares of the Funds. The plan provides for payments in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Adviser Class shares of each Fund.

These fees are used to pay fees to Service Agents for providing certain marketing services, including but not limited to, the preparation and distribution of advertisements, sales literature and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for distribution and marketing related services. These fees may also be used to pay fees to Service Agents for providing certain personal services, or account maintenance services to Adviser Class shareholders of the Funds. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. These fees may be paid to the Adviser, or to an affiliate of the Adviser, in connection with their providing marketing services for the Adviser Class shares of the Funds.

Shareholder Administrative Services Plan and Shareholder Administrative Services Agreement

The Board of Trustees has adopted a Shareholder Administrative Services Plan on behalf of the Funds to compensate financial intermediaries, which may include the Adviser and its affiliates, for providing certain non-distribution related shareholder administrative services to the Adviser Class, Class I and Class Y-2 shares of each Fund and/or for overseeing and monitoring the provision of such shareholder administrative services. The Shareholder Administrative Services Plan provides for payments in an amount or at a rate not to exceed 0.25%, 0.25%, and 0.15% on an annual basis of the average daily net asset value of the Adviser Class, Class I and Class Y-2 shares of the Funds, respectively. These fees are used to compensate financial intermediaries for providing various types of shareholder administrative support services described in such Plan including, for example, assisting shareholders with their fund accounts and records, their fund purchase and redemption orders and other similar types of non-distribution related services involving the administrative servicing of shareholder accounts.

The Adviser has entered into a Shareholder Administrative Services Agreement with the Funds pursuant to which the Adviser provides certain shareholder administrative services to each Fund’s Adviser Class, Class I and Class Y-2 shares, including providing or procuring the types of non-distribution related shareholder administrative services described in the Shareholder Administrative Service Plan and for monitoring and overseeing non-advisory relationships with entities providing such services to these share classes. Under the Shareholder Administrative Service Agreement, the Adviser is entitled to a fee of 0.15% on an annual basis of the respective average daily net assets for each of the Adviser Class, Class I and Class Y-2 shares of the Funds. Under the Funds’ shareholder servicing arrangements, amounts required to be paid by the Funds under the Shareholder Administrative Services Agreement are accrued from the fees paid under the Shareholder Administrative Services Plan.

Additional Payments to Intermediaries

The Adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other shareholder administrative services in connection with investments in Fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder administrative services fees the Funds may pay to those intermediaries. The Adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts may be substantial; however, distribution-related services provided by such intermediaries are paid by the Adviser or its affiliates, not by the Funds or their

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shareholders. From time to time, payments may be made to affiliates of the Adviser by the Funds or the Adviser, out of the Adviser’s own resources, for services provided by those affiliates.

Purchasing Shares

The Funds sell their shares at the offering price, which is the NAV. The Fund’s shares may not be available through certain financial advisers, retirement plan administrators and recordkeepers, or other financial intermediaries.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Adviser determine that doing so would be in the best interests of the Funds and their shareholders.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Adviser’s discretion. Contact the Adviser for further information.

Purchasing Adviser Class and Class I Shares

Adviser Class and Class I shares may be purchased through your Service Agent. Your Service Agent or the Transfer Agent, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your Service Agent will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. Please contact your Service Agent for more information.

Purchasing Class Y-2 Shares

Eligible Institutional Investors may purchase Class Y-2 shares directly from the Funds. To purchase Class Y-2 shares, you may complete an order form and write a check for the amount of the Class Y-2 shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent. An order will be priced at the respective Fund’s net asset value next computed after the order is received by the Transfer Agent.

Purchasing Class Y-3 Shares

Eligible Institutional Investors that have entered into an investment management agreement with the Adviser or its affiliates that wish to buy Class Y-3 shares can contact the Adviser. An order will be priced at the respective Fund’s net asset value next computed after the order is received by the Adviser or its affiliate.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Shares

You can sell your shares back to the Funds on any day the Exchange is open, through the Adviser, your Service Agent, or directly to the Funds, depending upon through whom and how you own your shares. Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your account held with a financial intermediary. If your shares are held directly through the Funds, following receipt of a redemption request, redemption proceeds will normally be paid to you by wire, ACH, or by mailing a check within two business days. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 7 calendar days after the purchase date.

If you are an Institutional Investor that owns Class Y-2 or Class Y-3 shares, contact the Adviser or the Transfer Agent to sell your shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Adviser may establish an earlier time by which it must receive instructions from Class Y-2 or Class Y-3 shareholders in order to receive that day’s NAV. You may redeem your Class Y-2 or Class Y-3 shares through the Adviser by calling 1-888-887-0619.

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If you are not an Institutional Investor, contact your Service Agent to sell your Adviser Class or Class I shares. Your Service Agent or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Please contact your Service Agent for more information.

Payments by the Funds

Each Fund generally sends you payment for your Adviser Class, Class I and Class Y-2 and Class Y-3 shares the business day after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Generally, the Funds expect to pay redemption proceeds in cash. Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments, including those investments made by Parametric through the Cash Overlay Program. In unusual or stressed market conditions or as the Adviser deems appropriate, each Fund may borrow through the Funds’ bank line of credit or may utilize the Funds’ custodian overdraft facility to meet redemptions. Each Fund also reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the shares that you are redeeming is large enough to affect a Fund’s operations (for example, if your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less). If you receive a redemption in liquid portfolio securities, you may be subject to market risk and you might incur brokerage costs converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of a gain or loss for federal income tax purposes.

The Funds also reserve the right, to the fullest extent permitted by law, to close any account if you are deemed to engage in activities that are illegal (such as late trading), believed to be detrimental to the Funds (such as market timing), or otherwise engaged in any potential criminal or fraudulent activity. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Adviser Class, Class I, Class Y-2, or Class Y-3 shares, as applicable, for shares of the same class of another series of the Trust at NAV.

If you hold Adviser Class or Class I shares, contact your Service Agent regarding the details of how to exchange your shares. If you hold your Class Y-2 shares directly with the Funds, contact the Adviser or the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for exchanges of amounts up to $500,000 in Class Y-2 shares. If you own Class Y-3 shares, contact the Adviser regarding the details of how to exchange your shares.

All classes of each Fund may not be available in every state.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Board has approved a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) to be imposed by each Fund on exchanges of shares held for less than 30 days. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Adviser determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Adviser, or your Service Agent before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Adviser, and the Distributor, reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Adviser, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and

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taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. The Mercer Non-US Core Equity Fund and Mercer Emerging Markets Equity Fund may be subject to the risk of one form of frequent trading called time-zone arbitrage, where shareholders of a Fund seek to take advantage of time-zone differences between the close of foreign markets in which such Fund’s securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the Mercer U.S. Small/Mid Cap Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities, which may be held by the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans with certain intermediaries; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Adviser or its affiliates when the client has provided the Adviser or its affiliates with advance notice of a planned redemption and the Adviser or its affiliates retain discretion to effect the redemption on behalf of the client. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Adviser where the Adviser has discretion to effect the trade.

In addition to the Funds’ frequent trading policies, transactions by shareholders of the Funds investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the Funds. The Funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary only after the Funds have made a determination that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the Funds and in a pattern of activity that potentially could be detrimental to the Funds. If you are investing in the Funds’ shares through a financial intermediary, please contact the financial intermediary for information on the frequent trading policies applicable to your account. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

If trades are effected through a financial intermediary, the Funds or their service providers will work with the intermediary to monitor possible frequent trading activity in the Funds. In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds (or the Funds’ Distributor, on behalf of the Funds) have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder identifying and/or trading information so that the Funds can enforce their frequent trading policies.

While the Funds discourage frequent purchases and redemptions of the Funds’ shares, there is no assurance that the Funds or the Funds’ policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries or where the Funds must rely on the cooperation of and/or information provided by financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

92

Fund Distributions and Taxes

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund) expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each of the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund expect to declare dividends daily and distribute dividends consisting of all of its net investment income, if any, to shareholders monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a shareholder of a Fund, you will receive income dividends and capital gains distributions in additional shares of the Fund unless you notify the Adviser, your Service Agent, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently, but may be taxable later when distributions are received from such accounts. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Because the income of the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund is derived from investments earning interest, rather than from dividend income, generally none or only a small portion of the income dividends paid to you by these Funds may be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to non-corporate taxable investors will detail your distributions and their federal tax category.

If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Funds will send the non-corporate taxable investors an annual statement (Form 1099) of their account activity to assist them in completing their federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made by a Fund may not be finally determinable until after the end of a year. Prior to issuing the statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send a corrected Form 1099 to reflect reclassified information.

93

Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of one Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors will generally not be subject to U.S. federal withholding tax on certain properly reported distributions derived from long-term capital gains. Additionally, non-U.S. investors may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent reported by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Funds. Moreover, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

The Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. investors that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

94

Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund over the Fund’s past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information presented in the financial highlights tables, for each of the fiscal years ended March 31, was audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are incorporated by reference and included in the Trust’s Form N-CSR filed with the SEC, which is available upon request.

Financial highlights for the Class Y-3 shares of each Fund and the Class I shares of the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Opportunistic Fixed Income Fund are shown to provide investors with financial information about the Fund. Adviser Class, Class I and Class Y-2 shares of the Funds (other than Class I shares of the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Opportunistic Fixed Income Fund) had not commenced operations prior to the most recent fiscal year end, and financial highlights are not yet available for those shares. The returns of the Adviser Class, Class I and the Class Y-2 shares (other than Class I shares of the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Opportunistic Fixed Income Fund) would have been substantially similar to the returns of the Class Y-3 shares; however, Adviser Class shares are subject to a 12b-1 fee, while Class Y-3 shares are not, and Adviser Class, Class I and Class Y-2 shares are subject to a non-distribution shareholder administrative services fee, while Class Y-3 shares are not. Had the Adviser Class, Class I and the Class Y-2 shares of the Funds (other than Class I shares of the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Opportunistic Fixed Income Fund) been operational during the periods shown, the dividend distributions (if any) and investment performance of the Adviser Class, Class I and Class Y-2 shares (other than Class I shares of the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Opportunistic Fixed Income Fund) would have been lower.

95

Mercer US Small/Mid Cap Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/25	Year ended 03/31/24	Year ended 03/31/23	Year ended 03/31/22	Year ended 03/31/21

Net asset value at beginning of year	$11.90	$10.16	$11.80	$13.83	$7.71
Net investment income†	0.11	0.10	0.11	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.34)	2.05	(0.93)	0.49	6.38

Total from investment operations	(0.23)	2.15	(0.82)	0.58	6.45

Less dividends and distributions:
From net investment income	(0.11)	(0.11)	(0.10)	(0.09)	(0.07)
From net realized capital gains on investments	(1.09)	(0.30)	(0.72)	(2.52)	(0.26)

Total dividends and distributions	(1.20)	(0.41)	(0.82)	(2.61)	(0.33)

Net asset value at end of year	$$10.47	$11.90	$10.16	$11.80	$13.83

Total investment return(a)	(3.02)%	21.61%	(6.69)%	3.45%	84.20%

Ratios/Supplemental Data:

Net investment income to average net assets	0.90%	0.92%	1.05%	0.66%	0.68%

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.92%	0.93%	0.92%	0.92%	0.93%
Net expenses to average daily net assets(b)	0.45%	0.47%	0.45%	0.46%	0.46%
Portfolio turnover rate	46%	44%	42%	36%	59%
Net assets at end of year (in 000’s)	$1,627,828	$1,781,436	$1,658,831	$1,774,299	$1,867,168

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers.

†	Computed using average shares outstanding throughout the year.
96

Mercer US Small/Mid Cap Equity Fund

Financial Highlights

(For a Class I share outstanding throughout the period)

	Year ended 3/31/25	Period ended 3/31/24

Net asset value at beginning of period	$11.89	$10.32	(a)
Net investment income†	0.08	0.05

Net realized and unrealized loss on investments	(0.34)	1.92

Total from investment operations	(0.26)	1.97

Less dividends and distributions:
From net investment income	(0.09)	(0.10)
From net realized capital gains on investments	(1.09)	(0.30)
Total dividends and distributions	(1.18)	(0.40)

Net asset value at end of period	$10.45	$11.89

Total investment return(b)	(3.29)%	19.50	%*

Ratios/Supplemental Data:

Net investment income to average net assets	0.66%	0.63	%**

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.17%	1.19	%**
Net expenses to average daily net assets(c)	0.70%	0.72	%**
Portfolio turnover rate	46%	44%
Net assets at end of year (in 000’s)	$15,890	$12,468

(a)	The Class commenced operations on June 27, 2023.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers.
†	Computed using average shares outstanding throughout the period.

*	Not annualized.
**	Annualized.
97

Mercer Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/25	Year ended 03/31/24	Year ended 03/31/23	Year ended 03/31/22	Year ended 03/31/21

Net asset value at beginning of year	$11.16	$9.78	$10.31	$12.36	$8.46
Net investment income†	0.31	0.31	0.32	0.30	0.19
Net realized and unrealized gain (loss) on investments	0.52	1.44	(0.57)	(0.30)	4.14

Total from investment operations	0.83	1.75	(0.25)	—	4.33

Less dividends and distributions:
From net investment income	(0.57)	(0.37)	(0.05)	(0.35)	(0.18)
From net realized capital gains on investments	(0.34)	—	(0.23)	(1.70)	(0.25)

Total dividends and distributions	(0.91)	(0.37)	(0.28)	(2.05)	(0.43)

Net asset value at end of year	$11.08	$11.16	$9.78	$10.31	$12.36

Total investment return(a)	7.93%	18.29%	(2.17)%	(1.07)%	51.42%

Ratios/Supplemental Data:
Net investment income to average net assets	2.76%	3.04%	3.51%	2.42%	1.78%

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.75%	0.76%	0.76%	0.76%	0.76%
Net expenses to average daily net assets(b)	0.37%	0.38%	0.38%	0.39%	0.39%
Portfolio turnover rate	57%	43%	48%	57%	81%
Net assets at end of year (in 000’s)	$3,386,551	$3,627,146	$3,550,299	$3,689,849	$3,828,810

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers.

†	Computed using average shares outstanding throughout the year.
98

Mercer Non-US Core Equity Fund

Financial Highlights
(For a Class I share outstanding throughout the period)

	Year ended 03/31/25	Year ended 03/31/24	Year ended 03/31/23	Period ended 03/31/22

Net asset value at beginning of period	$11.14	$9.76	$10.31	$12.99 (a)
Net investment income†	0.27	0.28	0.23	0.17
Net realized and unrealized gain (loss) on investments	0.53	1.45	(0.51)	(0.82)

Total from investment operations	0.80	1.73	(0.28)	(0.65)

Less dividends and distributions:
From net investment income	(0.55)	(0.35)	(0.04)	(0.33)
From net realized capital gains on investments	(0.34)	—	(0.23)	(1.70)

Total dividends and distributions	(0.89)	(0.35)	(0.27)	(2.03)

Net asset value at end of period	$11.05	$11.14	$9.76	$10.31

Total investment return(b)	7.64%	18.08%	(2.47)%	(5.97) %*

Ratios/Supplemental Data:
Net investment income to average net assets	2.41%	2.73%	2.54%	2.00%**

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.01%	1.01%	1.02%	1.01%**
Net expenses to average daily net assets(c)	0.62%	0.63%	0.63%	0.63%**
Portfolio turnover rate	57%	43%	48%	57%
Net assets at end of year (in 000’s)	$334,626	$208,667	$141,733	$2,971

(a)	The Class commenced operations on July 22, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes the effects of management fee waivers.
†	Computed using average shares outstanding throughout the period.

*	Not annualized.
**	Annualized.
99

Mercer Emerging Markets Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/25	Year ended 03/31/24	Year ended 03/31/23	Year ended 03/31/22	Year ended 03/31/21

Net asset value at beginning of year	$7.50	$7.56	$8.57	$11.47	$7.19
Net investment income†	0.17	0.17	0.23	0.19	0.14
Net realized and unrealized gain (loss) on investments	0.29	(0.05)	(1.06)	(1.82)	4.29

Total from investment operations	0.46	0.12	(0.83)	(1.63)	4.43

Less dividends and distributions:
From net investment income	(0.12)	(0.18)	(0.18)	(0.32)	(0.15)
From net realized capital gains on investments	—	—	—	(0.95)	—

Total dividends and distributions	(0.12)	(0.18)	(0.18)	(1.27)	(0.15)

Net asset value at end of year	$7.84	$7.50	$7.56	$8.57	$11.47

Total investment return(a)	6.20%	1.60%	(9.51)%	(15.35)%	61.78%

Ratios/Supplemental Data:
Net investment income to average net assets	2.23%	2.30%	3.04%	1.75%	1.47%

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.89%	0.87%	0.87%	0.87%	0.87%
Net expenses to average daily net assets(b)	0.40%	0.47%	0.49%	0.47%	0.48%
Portfolio turnover rate	91%	57%	95%	51%	106%
Net assets at end of year (in 000’s)	$993,231	$1,288,384	$1,581,752	$1,636,594	$1,518,654

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers.

†	Computed using average shares outstanding throughout the year.
100

Mercer Emerging Markets Equity Fund

Financial Highlights

(For a Class I share outstanding throughout the period)

	Year ended 3/31/25	Period ended 3/31/24

Net asset value at beginning of period	$7.50	$7.59	(a)
Net investment income†	0.15	0.08

Net realized and unrealized loss on investments	0.28	—	(b)

Total from investment operations	0.43	0.08

Less dividends and distributions:
From net investment income	(0.10)	(0.17)

Total dividends and distributions	(0.10)	(0.17)

Net asset value at end of period	$7.83	$7.50

Total investment return(c)	5.79%	1.10	%*

Ratios/Supplemental Data:

Net investment income to average net assets	1.97%	1.38	%**

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.14%	1.13	%**
Net expenses to average daily net assets(d)	0.64%	0.73	%**
Portfolio turnover rate	91%	57%
Net assets at end of year (in 000’s)	$1,201	$1,211

(a)	The Class commenced operations on June 27, 2023.
(b)	Amount rounds to less than ($0.01) per share.
(c)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(d)	Includes the effects of management fee waivers.
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.
101

Mercer Core Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/25	Year ended 03/31/24		Year ended 03/31/23	Year ended 03/31/22	Year ended 03/31/21

Net asset value at beginning of year	$8.92	$9.00		$9.80	$10.46	$10.48
Net investment income†	0.39	0.37		0.28	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.07	(0.12)		(0.79)	(0.62)	0.20

Total from investment operations	0.46	0.25		(0.51)	(0.40)	0.45

Less dividends and distributions:
From net investment income	(0.40)	(0.33)		(0.29)	(0.22)	(0.25)
From net realized capital gains on investments	—	—		—	(0.04)	(0.22)

Total dividends and distributions	(0.40)	(0.33)		(0.29)	(0.26)	(0.47)

Net asset value at end of year	$8.98	$8.92		$9.00	$9.80	$10.46

Total investment return(a)	5.19%	2.77%		(5.20)%	(4.01)%	4.23%

Ratios/Supplemental Data:
Net investment income to average net assets	4.38%	4.13%		3.08%	2.09%	2.33%

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.37%	0.38%		0.39%	0.39%	0.40%
Net expenses to average daily net assets(b)	0.14%	0.15%		0.15%	0.16%	0.15%
Portfolio turnover rate(c)	123%	128%	(d)	203%	131%	127%
Net assets at end of year (in 000’s)	$1,922,339	$1,807,860		$1,242,702	$1,371,901	$1,255,952

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers.

(c)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 107%, 95%, 125%, 96%, and 100% for the years ended March 31, 2025, March 31, 2024, March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

(d)	Portfolio turnover calculation does not include $192,237,977 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.
102

Mercer Core Fixed Income Fund

Financial Highlights
(For a Class I share outstanding throughout the period)

	Year ended 3/31/25	Year ended 3/31/24		Year ended 3/31/23	Period ended 03/31/22

Net asset value at beginning of period	$8.92	$9.00		$9.79	$10.43	(a)
Net investment income†	0.37	0.34		0.25	0.03

Net realized and unrealized loss on investments	0.06	(0.12)		(0.78)	(0.67)

Total from investment operations	0.43	0.22		(0.53)	(0.64)

Less dividends and distributions:
From net investment income	(0.36)	(0.30)		(0.26)	—
Total dividends and distributions	(0.36)	(0.30)		(0.26)	—

Net asset value at end of period	$8.99	$8.92		$9.00	$9.79

Total investment return(b)	4.93%	2.50%		(5.42)%	(6.14)	%*

Ratios/Supplemental Data:
Net investment income to average net assets	4.10%	3.86%		2.77%	0.98	%**

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.62%	0.63%		0.64%	0.66	%**
Net expenses to average daily net assets(c)	0.39%	0.40%		0.40%	0.42	%**
Portfolio turnover rate(d)	123%	128	%(e)	203%	131%
Net assets at end of year (in 000’s)	$23,043	$50,264		$49,690	$94,756

(a)	The Class commenced operations on December 27, 2021.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers.

(d)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 107%, 95%, 125% and 96% for the years ended March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(e)	Portfolio turnover calculation does not include $192,237,977 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the period.

*	Not annualized.
**	Annualized.
103

Mercer Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each year)

	Year ended 03/31/25	Year ended 03/31/24	Year ended 03/31/23	Year ended 03/31/22	Year ended 03/31/21

Net asset value at beginning of year	$8.43	$8.35	$8.93	$9.58	$8.45
Net investment income†	0.60	0.60	0.50	0.42	0.46
Net realized and unrealized gain (loss) on investments	(0.23)	0.02	(0.78)	(0.74)	1.00

Total from investment operations	0.37	0.62	(0.28)	(0.32)	1.46

Less dividends and distributions:
From net investment income	(0.56)	(0.54)	(0.30)	(0.30)	(0.33)
From net realized capital gains on investments	—	—	—	(0.03)	—

Total dividends and distributions	(0.56)	(0.54)	(0.30)	(0.33)	(0.33)

Net asset value at end of year	$8.24	$8.43	$8.35	$8.93	$9.58

Total investment return(a)	4.40%	7.54%	(2.96)%	(3.44)%	17.12%

Ratios/Supplemental Data:
Net investment income to average net assets	7.04%	7.12%	6.05%	4.35%	4.83%

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.84%	0.86%	0.88%	0.90%	0.87%
Net expenses to average daily net assets(b)	0.43%	0.43%	0.44%	0.45%	0.45%
Portfolio turnover rate	77%	63%	66%	77%	117%	(c)
Net assets at end of year (in 000’s)	$1,852,266	$1,776,018	$1,332,779	$1,106,335	$854,159

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(b)	Includes the effects of management fee waivers.
(c)	Portfolio turnover calculation does not include $400,305,493 of securities transferred out of the Fund as part of in-kind redemptions.

†	Computed using average shares outstanding throughout the year.
104

Mercer Opportunistic Fixed Income Fund

Financial Highlights

(For a Class I share outstanding throughout the period)

	Year ended 3/31/25	Period ended 3/31/24

Net asset value at beginning of period	$8.42	$8.49	(a)
Net investment income†	0.57	0.44

Net realized and unrealized loss on investments	(0.22)	0.02

Total from investment operations	0.35	0.46

Less dividends and distributions:
From net investment income	(0.54)	(0.53)

Total dividends and distributions	(0.54)	(0.53)

Net asset value at end of period	$8.23	$8.42

Total investment return(b)	4.14%	5.53	%*

Ratios/Supplemental Data:

Net investment income to average net assets	6.79%	6.97	%**

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	1.09%	1.11	%**
Net expenses to average daily net assets(c)	0.68%	0.69	%**
Portfolio turnover rate	77%	63%
Net assets at end of year (in 000’s)	$5,470	$5,188

(a)	The Class commenced operations on June 27, 2023.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers.
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.
105

Mercer Short Duration Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout the period)

	Year ended 3/31/25	Period ended 3/31/24

Net asset value at beginning of period	$10.04	$10.00	(a)
Net investment income†	0.50	0.17

Net realized and unrealized loss on investments	0.10	0.04

Total from investment operations	0.60	0.21

Less dividends and distributions:
From net investment income	(0.50)	(0.17)
From net realized capital gains on investments	(0.06)	—

Total dividends and distributions	(0.56)	(0.17)

Net asset value at end of period	$10.08	$10.04

Total investment return(b)	6.09%	2.15	%*

Ratios/Supplemental Data:

Net investment income to average net assets	4.97%	4.91	%**

Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.88%	1.09	%**
Net expenses to average daily net assets(c)	0.20%	0.20	%**
Portfolio turnover rate	167%	118%
Net assets at end of year (in 000’s)	$63,573	$60,104

(a)	The Class commenced operations on December 1, 2023.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the period shown.
(c)	Includes the effects of management fee waivers.
†	Computed using average shares outstanding throughout the period.
*	Not annualized.
**	Annualized.
106

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, and in Form N-CSR filed with the SEC. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In the Fund’s Form N-CSR filed with the SEC, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting the Adviser, your plan administrator or recordkeeper or your Service Agent.  You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-888-887-0619 or by visiting the Trust’s Web site, https://www.mercer.com/en-us/solutions/investments/delegated-solutions/

You may get copies of reports and other information about the Funds:

●   For a fee, by electronic request at publicinfo@sec.gov; or

● Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds
Investment Company Act File No. 811-21732

Mercer Funds

Mercer US Small/Mid Cap Equity Fund
Mercer Non-US Core Equity Fund
Mercer Emerging Markets Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund
Mercer Short Duration Fixed Income Fund

Prospectus

July 31, 2025

107

Mercer Funds

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2025

Mercer Funds (the “Trust”), is an open-end management investment company that currently offers shares in seven separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”). Each Fund has its own investment objective. Each Fund offers interests in four classes of shares: Adviser Class, Class I, Class Y-2 and Class Y-3. The seven Funds and their respective ticker symbols are:

	Adviser Class	Class I	Class Y-2	Class Y-3

Mercer US Small/Mid Cap Equity Fund	MSCJX	MSCQX	MSCWX	MSCGX
Mercer Non-US Core Equity Fund	MNCDX	MNCSX	MNCYX	MNCEX
Mercer Emerging Markets Equity Fund	MEMVX	MEMSX	MEMWX	MEMQX
Mercer Core Fixed Income Fund	MCFVX	MCFQX	MCFWX	MCFIX
Mercer Opportunistic Fixed Income Fund	MOFAX	MOFTX	MOFYX	MOFIX
Mercer Short Duration Fixed Income Fund	MSDZX	MSDBX	MSDWX	MSDYX

Mercer Investments LLC (the “Adviser”), serves as the investment adviser of the Funds.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectus, dated July 31, 2025. Portions of the Funds’ Form N-CSR filed with the SEC are incorporated by reference into this SAI. A copy of the Funds’ Form N-CSR or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor or intermediary, or by calling the Trust toll free at 1-888-887-0619 or visiting the Trust’s website at https://www.mercer.com/en-us/solutions/investments/delegated-solutions/. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

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GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on March 11, 2005. The Trust currently offers shares in the following six series, representing separate portfolios of investments: Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, and Mercer Short Duration Fixed Income Fund.

Each Fund is currently authorized to offer four classes of shares: Adviser Class shares, Class I shares, Class Y-2 shares and Class Y-3 shares.

Each Fund is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). When initially formed, the Mercer Opportunistic Fixed Income Fund was sub-classified as non-diversified under the 1940 Act. However, due to the Mercer Opportunistic Fixed Income Fund’s principal investment strategy and investment process, the Mercer Opportunistic Fixed Income Fund has operated as a diversified fund. Therefore, the Mercer Opportunistic Fixed Income Fund will not operate as a non-diversified fund in the future without first obtaining shareholder approval or as otherwise may be allowed under the 1940 Act or the rules or interpretations thereof.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“Administrator” shall mean State Street Bank and Trust Company (“State Street”), which serves as the Funds’ administrator.

“Adviser” shall mean Mercer Investments LLC, which serves as the Funds’ investment adviser.

“Board” shall mean the Board of Trustees of the Trust.

“CFTC” shall mean the Commodity Futures Trading Commission.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Custodian” shall mean State Street, which serves as the Funds’ custodian.

“Distributor” shall mean MGI Funds Distributors, LLC, which serves as the Trust’s principal underwriter.

“Equity Funds” shall mean the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, and the Mercer Emerging Markets Equity Fund.

“Fixed Income Funds” shall mean the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund.

“Funds” shall mean the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, and Mercer Short Duration Fixed Income Fund.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“S&P” shall mean Standard & Poor’s Ratings Group.

“Subadviser” shall mean a subadviser to a Fund.

“Trust” shall mean the Mercer Funds, an open-end management investment company registered under the 1940 Act.

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INVESTMENT STRATEGIES

In addition to the securities and financial instruments described in the Funds’ Prospectus, the Funds are authorized to employ certain other investment strategies and to invest in certain other types of securities and financial instruments, as described below. Not every Fund will utilize all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

ALL FUNDS

Borrowing

A Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund also may borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash and Short-Term Investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. Government and its agencies and instrumentalities, and banks and finance companies.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute “cash or cash equivalents” for tax diversification purposes under the Code). When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

Derivatives Regulatory Matters

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a regulatory framework for certain over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or major swap participants, and are, or will be subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements are still being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC.

As discussed above, as of the date of this SAI, central clearing and exchange-trading are required for trading certain instruments, although central clearing and exchange-trading for additional instruments is expected to be implemented by the SEC and CFTC until the majority of the swaps market is ultimately subject to both. In addition, uncleared swaps that are subject to regulatory collateral requirements could adversely affect a portfolio’s ability to enter into swaps in the OTC market. The establishment of a centralized exchange or market for cleared swap transactions may not result in swaps being easier to value or trade. However, swap dealers, security-based swap dealers, major swap participants, major security-based swaps dealers and counterparties may experience additional regulations, requirements, compliance burdens, and associated costs. Position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, swaps and security-based swaps in a manner consistent with the Fund’s investment objective and strategies. The requirements prescribed by the Dodd-Frank Act may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell derivatives.

Under Rule 18f-4, a Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if the Fund has elected to treat them as borrowings) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4 (generally speaking, funds whose gross notional exposure to derivatives is less than 10% of its net assets). Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, it must aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or elect to treat such investments as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar

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financing transactions must be included for purposes of such testing whether treated as a derivatives transaction or not. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses

Convertible Securities

Each Fund may invest in convertible securities that generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock). The market value of convertible securities tends to vary inversely with the level of interest rates: the value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.

The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claim on assets and earnings are subordinated to the claims of all creditors, but are senior to the claims of common shareholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations generally are rated below other obligations of the company, and many convertible securities either are rated below investment grade or are not rated. See “Lower Rated Debt Securities” in this SAI.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds may participate in a securities lending program under which the Custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral.

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Repurchase Agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized in accordance with the provisions of Rule 5b-3 under the 1940 Act. The collateral will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Subadviser will monitor the value of the collateral. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid investments held by the Fund, would cause the Fund’s holdings of illiquid investments to exceed 15% of the value of the Fund’s net assets. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. Certain repurchase agreements a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. A Fund also may incur disposition costs in connection with liquidating the securities.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. See “Derivatives Regulatory Matters” in this SAI.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, swap options (sometimes referred to as “swaptions”), and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swap option than the Fund will incur when it purchases a swap option. When a Fund purchases a swap option, the Fund’s risk of loss is limited to the amount of the premium the Fund has paid should it decide to let the swap option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. An interest rate collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic

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substance of the contract. Certain standardized swaps, including certain U.S. dollar and non-U.S. dollar denominated interest rate and credit default index swaps, are subject to mandatory clearing, which interposes a central clearing house as the counterparty to each participant’s swap, and exchange-trading, unless no designated contract market or swap execution facility “makes the swap available to trade.” Additional swap asset classes are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for cleared derivatives is generally considered to be lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements. However, the CFTC and other applicable regulators have also adopted rules imposing certain margin requirements on uncleared swaps, which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.

Whether a Fund’s use of swaps will be successful in achieving the Fund’s investment objective will depend on the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap contracts only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is subject to some exceptions, generally only the net unrealized gain, if any, on the swap, not the entire notional amount. The Subadviser that enters into the swap will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because swaps may have terms of greater than seven days and often lack transferability and termination rights, they may be considered to be illiquid and subject to the limitation on investments in illiquid investments. The Trust has adopted procedures pursuant to which the Liquidity Risk Committee (discussed below), subject to oversight by the Adviser, will classify all Fund investments (including swaps and swap options) into one of four liquidity categories. To the extent that a swap is relatively less liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

A Fund also may enter into credit default swaps. The credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises, and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk and credit risk; uncleared credit default swaps are subject to counterparty risk; and cleared credit default swaps are subject to clearing house credit risk. A Fund will enter into credit default swaps only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund).

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Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Subadviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Commodity Pool Regulation

The Adviser has claimed, with respect to each Fund, an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5, and the Adviser is exempt from registration as a “commodity trading advisor” with respect to the Funds. Accordingly, the Adviser is not subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Funds. The Funds are also not subject to registration or regulation as commodity pool operators.

The terms of CFTC Regulation 4.5 require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s or Funds’ reliance on these exclusions, the Funds’ investment strategies, Prospectus or SAI.

Generally, CFTC Regulation 4.5 requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would be subject to regulation as a commodity pool operator with respect to the Fund. In that case, the Adviser and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Futures

A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the futures commission merchant. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities or currencies subject to the futures contract.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during, a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts generally provide for the delivery of the underlying, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

A Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest, or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase,

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a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund’s portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts, or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that the Fund has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, the Fund may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

A Fund may invest in options that either are listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities. A Fund will only invest in such options to the extent consistent with the 15% limitation on illiquid investments (discussed below).

Purchasing Call Options—A Fund may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter its portfolio characteristics and modify its portfolio maturities without incurring the cost associated with transactions in the underlying.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund generally will purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Covered Call Writing—A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Adviser and/or the Subadviser determines is appropriate in seeking to achieve the Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

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Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option less the commission paid.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund intends to purchase put options, at the discretion of the Adviser and/or the Subadviser, in order to protect against declines in the market values of the underlying securities below the exercise prices less the premiums paid for the options (“protective puts”). The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates the Fund’s position by selling an option of the same series as the option previously purchased.

The Funds’ procedures also set forth a method by which a Fund would cover written put options by selling short the underlying security at a price equal to or greater than the strike price of the written put option, holding a put option on the underlying security with a strike price equal to or greater than the strike price of the written put option, or holding a put option on the underlying security with a strike price less than the strike price of the written put option, provided the difference between the strike prices (times the appropriate multiplier for that option) is maintained by the Fund’s Custodian in segregated assets.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after the Fund has been notified of the exercise of the option.

Index Options

A Fund may purchase exchange-listed call options on stock and fixed income indices, and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.

In addition, a Fund may purchase put options on stock and fixed income indices, and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in value of heavily weighted industries in the Fund’s portfolio. Put options on stock and fixed income indices also may be used to protect a Fund’s investments in the case of one or more major redemptions.

A Fund also may write (sell) put and call options on stock and fixed income indices.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars times a specified multiplier (the “multiplier”). The indices on which options are traded include both U.S. and non-U.S. markets.

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Special Risks of Options on Indices

A Fund’s purchase of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index, rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Adviser’s and/or the Subadviser’s ability to predict correctly the direction of movements in the market generally or in a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted, causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, the Fund runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Futures

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Warrants

Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).

Illiquid Investments

A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust has in place a Liquidity Risk Management Program (“LRMP”), pursuant to which the Funds identify illiquid investments. Under the LRMP, the Adviser has been designated to administer the LRMP and has delegated certain responsibilities to the Liquidity Risk Committee (“LRC”). The LRC is comprised of such Adviser officers and employees as may be designated from time to time by Adviser management, including representatives from the Adviser’s Operations and Investments Departments.

The LRC classifies all portfolio holdings of each Fund at least monthly into one of four liquidity classifications pursuant to the procedure set forth in the Trust’s LRMP. The liquidity classifications, which are defined in Rule 22e-4 under the 1940 Act, are: (i) highly liquid; (ii) moderately liquid; (iii) less liquid; and (iv) illiquid investments. In determining these classifications, the LRC considers relevant market, trading, and investment-specific considerations for a particular investment. Moreover, in making such classification determinations, a Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment. In addition, the LRC may also consider the following factors, among others, in its determination: (i) the existence of an active market, including exchange listing and the number,

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diversity, and quality of market participants; (ii) frequency of trades or quotes and average daily trading volume; (iii) volatility of trading prices; (iv) bid-ask spreads; (v) whether the asset has a relatively standardized and simple structure; (vi) the maturity and date of issue (as applicable); and (vii) any restrictions on trading or limitations on transfer.

Rule 144A Securities

A Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Subadviser might wish to sell.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

Investment Company Securities

Securities of other investment companies, including business development companies (“BDCs”), may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Additionally, investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.

Exchange-Traded Funds (“ETFs”)

Subject to the limitations on investment in investment company securities and a Fund’s own investment objective, a Fund may invest in ETFs. An ETF is an investment company that generally trades on the New York Stock Exchange or another exchange and is designed to track or replicate a desired index, such as a sector, market, or global segment. ETFs may be passively managed or actively managed. An actively managed ETF is subject to management risk and may not achieve its objective if the ETF manager’s expectations regarding particular securities or markets are not met.

ETFs are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.

The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. Because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company that does not seek to track an index. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the

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return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments. In addition, ETFs may trade at a discount from their net asset value which may increase investor risk. This risk may be greater for investors expecting to sell their shares in a relatively short period of time.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Oil and Gas Investments

A Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Issuer Location

A Fund considers a number of factors to determine whether an investment is tied to a particular country, including whether: the issuer is organized under the laws of, or maintain their principal places of business in, a particular country; the investment has its principal trading market in a particular country; the investment is issued or guaranteed by the government of a particular country, any of the government’s agencies, political subdivisions, or instrumentalities, or the central bank of such country; the investment is denominated in the currency issued by a particular country; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a particular country or have at least 50% of their assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Short Sales

A Fund may from time to time sell securities short. In the event that a Subadviser anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short. Regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

When-Issued Securities

A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of a when-issued or forward delivery security may be more or less than the purchase price. The Trust and the Adviser do not believe that a Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

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Participation Notes

A Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which generally is linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the BSE). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based.

These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Trust Preferred Securities (“TruPS”)

A Fund may invest in TruPS. TruPS are cumulative preferred stock, typically issued by banks and other financial institutions, the return of which generally is linked to the interest and/or principal payments of underlying subordinated debt, which typically has an initial maturity of at least 30 years and may be redeemed by the issuer after five years at a premium. Dividends are paid quarterly or semi-annually and may be deferred for at least five years without creating an event of default or acceleration. The Federal Reserve permits up to 25% of a bank holding company’s tier 1 capital to be in this form of security. As a result of the tax deductibility and treatment as tier 1 capital, TruPS have characteristics of both debt and equity.

Foreign Securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds’ Prospectus, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations or the imposition of trade sanctions and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates. To the extent a Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political, and social conditions in those countries and the Fund may be subject to increased price volatility. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

International trade tensions may arise from time to time which could result in trade tariffs, embargos, sanctions or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Emerging Markets Investments

A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets continue to undergo growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Additionally, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

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Emerging market debt securities may be more volatile, relatively less liquid and more difficult to value than debt securities economically tied to developed foreign countries. If a Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs. Further, investing in emerging market debt securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions. In addition, rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, relatively less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Investing in the China region, which encompasses the People’s Republic of China (“PRC”), Taiwan and Hong Kong, involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture and politics. The success of China will continue to have an outsized influence on the growth and prosperity of Taiwan and Hong Kong.

A Fund’s investment exposure to the China region may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the China region. Generally, the economy, industries, and securities and currency markets of the China region may be affected by protectionist trade policies, slow economic activity worldwide, worsening environmental conditions and political and social instability. In addition, the economy, industries, and securities and currency markets of the China region are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low-cost emerging economies. The imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from the PRC may also have an adverse impact on Chinese issuers. Relations between the U.S., other trading partners and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could negatively impact China's export industry, Chinese issuers, the liquidity or price of the Fund's direct or indirect investments in China and, therefore, the Fund. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of the China region.

Investments in the China region are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information because companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The willingness and ability of the Chinese government to support markets is uncertain.

China based companies that incorporate in the PRC can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares and Class H shares, which are all renminbi-denominated shares that trade in different currencies and are subject to different trade restrictions depending on what stock exchange they are listed on. The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that a fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares.

Certain Funds may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies

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based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. Thus, VIE structures and its contractual arrangements are not equivalent to equity ownership in the operating Chinese company, which presents additional risks.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. On February 17, 2023, the China Securities Regulatory Commission ("CSRC") released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact the value and liquidity of the investment in a VIE, and therefore a Fund's performance.

Additionally, on June 3, 2021, the President of the United States issued an executive order, which superseded a prior executive order, prohibiting U.S. persons, including the Funds, from purchasing or investing in publicly-traded securities of companies identified by the Office of Foreign Asset Control as “Chinese Military Industrial Complex Companies” (“CMIC”) or in any publicly-traded securities that are derivative of, or are designed to provide investment exposure to, prohibited CMIC securities. Certain securities that are or become designated as prohibited CMIC securities may have less liquidity as a result of such designation and the market price of such prohibited CMIC securities may decline, potentially causing losses to the Funds.

Structured Products

Structured products generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying securities. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Other types of structured products may include baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of

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the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products, which may affect their liquidity.

Momentum Style Risk

Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

Forward Foreign Currency Contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political, and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Options on Foreign Currencies

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage their exposure to changes in currency exchange rates. The Funds also may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the U.S. dollar price

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of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of the Fund’s portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds also may engage in options transactions for non-hedging purposes. A Fund may use options transactions to gain exposure to a currency when a Subadviser believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

With respect to writing put options, at the time the put is written, the Fund’s Custodian will maintain segregated assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The segregated assets will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

EQUITY FUNDS

Equity Securities

Each Equity Fund, as well as the Mercer Opportunistic Fixed Income Fund, may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities (such as warrants or rights) that are convertible into common stock and depositary receipts which may be listed or traded outside the issuer’s domicile country (together, “Depositary Receipts”). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

Depositary Receipts

A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be relatively less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications. The Mercer Emerging Markets Equity Fund may treat certain ADRs as emerging market investments for purposes of compliance with its investment strategy and policies.

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Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing, and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. The organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. REITs also are subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed-rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain its exemption from registration under the 1940 Act. Finally, a Fund may invest in private REITs, which are not traded on a national securities exchange. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Private Equity Investments in Public Equity

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Such restrictions may affect the liquidity of the PIPEs during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

FIXED INCOME FUNDS

U.S. Government Obligations

A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association (known as “Ginnie Mae”), the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and instrumentalities of the U.S. Government have historically been supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. Instrumentalities of the U.S. Government include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association (known as “Fannie Mae”), and the Federal Home Loan Mortgage Corporation (known as “Freddie Mac”). In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and increased its support of these two instrumentalities in May 2009 and again

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in December 2009 through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. In August 2012, the U.S. Treasury amended its support of Fannie Mae and Freddie Mac to terminate the requirement that each pay a 10% dividend annually on all amounts received under the funding commitment and instead required the two instrumentalities to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership, and require Fannie Mae and Freddie Mac to reduce their investment portfolios over time. Congress continues to evaluate proposals to reduce the U.S. Government’s role in the mortgage market and whether to wind down Fannie Mae and Freddie Mac. The proposals include, among others, whether Fannie Mae and Freddie Mac should be consolidated, privatized, restructured or eliminated. The Federal Housing Finance Agency (“FHFA”) recently announced plans to consider removing Fannie Mae and Freddie Mac from conservatorship. It is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure and corporate governance matters, which may have an adverse effect on these entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions and investigations on the Fund’s investments in securities issued by Fannie Mae and Freddie Mac. No assurance can be given that the U.S. Government would provide continued support to instrumentalities, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and has continued to grow since the economic contraction experienced more recently. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Although the risk of default with U.S. government securities is considered low, any default on the part of a portfolio investment could cause a Fund’s share price or yield to fall.

The risk of default may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling, the U.S. government may default on certain U.S. government securities including those held by a Fund, which could have an adverse impact on the Fund. In recent years, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

Municipal Bonds

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

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Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds generally are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments, may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Eurodollar Securities

A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

Floating Rate Loans and Other Variable- and Floating-Rate Debt Securities

Variable- and floating-rate debt securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.

Variable- and floating-rate debt securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate debt securities will not generally increase in value if interest rates decline. When a fund holds variable- or floating-rate debt securities, a decrease in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the fund’s shares.

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. A Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution. Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

A Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also

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be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.

Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective NAV. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in floating rate loans and other variable and floating rate debt securities. Because transactions in many floating rate loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of floating rate loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. In addition, a borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Obligations of Supranational Entities

A Fund may invest in the obligations of supranational entities, which include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Lower Rated Debt Securities

Fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or, if not rated by Moody’s or S&P, a comparable rating from another nationally recognized statistical ratings organization, or determined to be of equivalent credit quality by a Subadviser, are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities (“lower rated debt securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated debt securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations, or similar events. Also, lower rated debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. Certain convertible securities also may be rated below investment grade. The risks posed by securities issued under such circumstances are substantial. Investments in lower rated debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but also typically entail greater potential price volatility and principal and income risk.

A Fund may invest in lower rated debt securities if its Subadviser believes that such security compensates for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated debt securities in the future. Issuers of these securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is significantly greater for the holders of lower rated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, economic recessions, such as those experienced in recent years, may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated debt securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in the secondary market for lower rated debt securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated debt securities may be relatively less liquid than the market for

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investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated debt securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated debt securities’ prices may become more volatile and the Fund’s ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated debt securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated debt securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings, such as takeovers or mergers. Such legislation could significantly depress the prices of outstanding lower rated debt securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity, valuation, and currency risk.

Defaulted Securities. The Funds may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Funds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that a Subadviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that any Subadviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the any Subadviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. A Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims. A Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

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Inflation Protected Securities

Inflation protected securities are debt securities whose principal and/or interest payments are periodically adjusted according to the rate of inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease. The U.S. Treasury guarantees repayment of the original TIPS principal upon maturity, as adjusted for inflation. However, the current market value of TIPS is not guaranteed, and will fluctuate. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation protected debt securities include other U.S. government agencies or instrumentalities, corporations, and foreign governments, which may or may not guarantee the repayment of the originally issued principal amount. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities. While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in an inflation protected security may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-In-Kind Bonds

A Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized Mortgage Obligations (“CMOs”)

A Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. A Fund also may invest in debt securities that are secured with collateral consisting of mortgage-backed securities, such as CMOs, and in other types of mortgage-related securities.

The principal issuers of mortgage-related securities are Ginnie Mae, Fannie Mae, and Freddie Mac. The type of government guarantees, if any, supporting mortgage-related securities depends on the issuers of the securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, are supported by the issuer’s right to borrow from the U.S. Treasury, while others, such as those issued by Fannie Mae, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

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Fannie Mae and Freddie Mac are U.S. government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight. Both issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. The U.S. Department of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations, and the U.S. Government has, in the past, provided financial support to Fannie Mae and Freddie Mac with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again. Congress continues to evaluate proposals to reduce the U.S. Government’s role in the mortgage market and whether to wind down Fannie Mae and Freddie Mac. The proposals include, among others, whether Fannie Mae and Freddie Mac should be consolidated, privatized, restructured or eliminated. The FHFA recently announced plans to consider removing Fannie Mae and Freddie Mac from conservatorship. It is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure and corporate governance matters, which may have an adverse effect on these entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions and investigations on the Funds’ investments in securities issued by Fannie Mae and Freddie Mac.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the “accrued market discount.” Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to their face value will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received. Such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, a Subadviser determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

To the extent that a Fund invests in mortgage-backed securities issued by private lenders, such securities may be issued in the form of several tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than mortgage-backed securities issued by a U.S. government agency or instrumentality.

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.

CMOs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since

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they are not guaranteed by the U.S. Government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs using the “catch-up” method, with an aggregate prepayment assumption.

Dollar Rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Fund also could be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools that will constitute that Ginnie Mae pass-through security to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate, and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages maybe less favorable than anticipated by the Fund.

Other Mortgage-Backed Securities

The Adviser and the Subadvisers expect that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser and the Subadvisers will, consistent with each Fund’s investment objective, policies, and quality standards, consider the appropriateness of making investments in such new types of mortgage-related securities.

Another type of mortgage-related security, known as government-sponsored entity (“GSE”) credit risk transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Asset-Backed Securities

A Fund may invest a portion of its assets in debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For

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federal income tax purposes, a Fund will be required to accrue income on pay-through asset-backed securities using the “catch-up” method, with an aggregate prepayment assumption.

The credit quality of asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets that, in turn, may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Due to the shorter maturity of the collateral backing asset-backed securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Each Fixed Income Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. However, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In some cases, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (i.e., credit risk and interest rate risk). CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the securities may produce unexpected investment results.

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Equipment Trust Certificates

A Fund may invest in equipment trust certificates. The proceeds of such certificates are used to purchase equipment, such as railroad cars, airplanes, or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline, or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

A Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The market prices of zero coupon and delayed interest securities generally are more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as the zero coupon convertible securities usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

RECENT MARKET DEVELOPMENTS

A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics), tariffs or trade wars and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including Mercer as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

In late February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In

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response, various countries, including the U.S., the United Kingdom and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors.

Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and will continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.

The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.

On October 7, 2023, Hamas launched an attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant, and may negatively impact Israel’s economy and issuers of securities in which a Fund invests.

The energy markets have experienced significant volatility in recent periods and may continue to experience relatively high volatility for a prolonged period. In part due to geopolitical events, crude oil and natural gas prices may continue to be extremely volatile and it is not possible to predict whether or not they will stay at current levels, increase or decrease. To the extent that issuers in which the Funds invest to sustain their historical distribution levels, which in turn, may adversely affect the Funds. The Subadvisers may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Funds' performance will correlate with any increase in oil or gas prices. The Funds and their shareholders could therefore lose money as a result of the conditions in the energy market.

Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. For example, low interest rate environments tend to be a positive factor for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and stock prices. Likewise, during periods when interest rates are increasing (rather than stagnant in a high or low interest rate environment), the price of fixed income investments tend to fall as investors begin to seek higher yielding investments. Accordingly, a Fund is subject to heightened interest rate risk during periods of low interest rates. Accordingly, because of the high interest rate environment, the Funds may be adversely affected, especially those Funds that are more susceptible to interest rate risk (e.g., those funds that hold fixed income investments or that invest in equity securities of issuers who are adversely affected by rising interest rates).

To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely a Fund may be required to dispose of portfolio investments at inopportune times or prices.

OTHER INVESTMENTS

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:

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(i)	Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;
(ii)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
(iii)	Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices, or any other financial instruments, and may purchase and sell options on such futures contracts;
(iv)	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, to the extent such issuance would violate applicable law;
(v)	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;
(vi)	Borrow money to the extent such borrowing would violate applicable law;
(vii)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies, or securities of other investment companies); and
(viii)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

For purposes of calculating industry concentration, a Fund considers both the borrower and institutional seller of a loan participation to be the “issuers” of such loan participation.

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MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below. The address of the executive officers of the Trust is 99 High Street, Boston, Massachusetts 02110.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Adela M. Cepeda 99 High Street Boston, MA 02110 (67)	Chairperson and Trustee	Chairperson since 2025; Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) from 1995 to 2016.	6	Ms. Cepeda is a Director or Trustee of: The UBS Funds (12 portfolios); Morgan Stanley Pathway Funds (11 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a Director of UBS Relationship Funds from 2004 to 2023.

Gail A. Schneider 99 High Street Boston, MA 02110 (76)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JP Morgan Chase & Co.	6	None.

Luis A. Ubiñas 99 High Street Boston, MA 02110 (62)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	6	Mr. Ubiñas is a Director of: ATT, Electronic Arts, Inc., and Tanger Factory Outlet Centers, Inc.
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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joan E. Steel 99 High Street Boston, MA 02110 (72)	Trustee	Trustee since 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	6	Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.

(1)	Each Trustee holds office for an indefinite term.
*	The “Fund Complex” consists of the Trust, which has seven portfolios.

Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen Gouthro (57)	President and Chief Executive Officer	Since 2024++	Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018.

Barry Vallan (56)	Vice President, Treasurer and Chief Financial Officer	Since 2021+++	Mr. Vallan is a Principal and the Head of Fund Administration at Mercer Investments LLC. Prior to joining Mercer in 2020, Mr. Vallan was Vice President of Fund Administration at J.P. Morgan from 2017 to 2020.

Jon Gezotis (46)	Vice President and Assistant Treasurer	Since 2024	Mr. Gezotis is a partner at Mercer and US Chief Operating Officer (COO) for Mercer Wealth and Investments business since 2024. Prior to joining Mercer, Mr. Gezotis was Managing Director at Citibank in a global role overseeing Product Management and go to market strategies.

Olaolu Aganga (43)	Vice President and Chief Investment Officer	Since 2023	Ms. Aganga is a Vice President and Chief Investment Officer, Investments at Mercer Investments LLC since 2023. Prior to joining Mercer, Ms. Aganga was a Managing Director within BlackRock’s US Outsourced CIO business from 2018 to 2023. Prior to BlackRock, Ms. Aganga spent several years at Goldman Sachs.

Colin Dean (48)	Vice President and Assistant Secretary	Since 2021++++	Mr. Dean is Global Chief Counsel, Investments since 2018. He served as Senior Legal Counsel - Investments for Mercer Investments LLC from 2010 to 2018.
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Caroline Hulme (40)	Vice President, Chief Legal Officer and Secretary	Since 2021++++	Ms. Hulme is Chief Investment Funds and Solutions Counsel, US & Canada for Mercer Investments LLC since 2023. She served as Senior Legal Counsel, Investments from 2018 to 2023.

Kenneth Earley (51)	Vice President and Assistant Secretary	Since 2023	Mr. Earley is Senior Legal Counsel, Investments at Mercer Investments LLC since 2022. Prior to joining Mercer, he was in private practice as Counsel in the corporate practice group of Morse, Barnes - Brown & Pendleton, P.C. from 2021 to 2022, and as a Senior Associate in the investment management practice group at Morgan, Lewis & Bockius LLP from 2015 to 2020.

Larry Vasquez (58)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Senior Portfolio Manager of Mercer Investments LLC since 2012.

Erin Lefkowitz (44)	Vice President	Since 2021	Ms. Lefkowitz is a Vice President and Senior Portfolio Manager of Mercer Investments LLC. Prior to joining Mercer in 2021, Ms. Lefkowitz held various roles in risk management, portfolio construction, trading and global fixed income portfolio management at Putnam Investments.

Sean Chatburn (51)	Vice President	Since 2024	Mr. Chatburn is a Partner and Senior Portfolio Manager for equities at Mercer Investments LLC., since 2010. Mr. Chatburn is responsible for assisting plan sponsors, endowments, foundations, and sovereigns in meeting their investment goals and objectives by portfolio construction, including asset allocation and manager selection.

Nicole Wong (58)	Vice President and Chief Compliance Officer	Since 2022	Ms. Wong serves as Chief Compliance Officer of the Mercer Funds and Mercer Trust Company LLC since December 2022. Prior to joining Mercer, Ms. Wong was Director – Compliance, Schwab Asset Management from 2019-2022. Ms. Wong also served in various Compliance leadership roles at State Street Corporation from 2009 to 2019, where she was most recently Vice President, Alternative Investment Solutions Risk and Compliance Director.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

++	Prior to 2024, Mr. Gouthro has held different positions with the Trust since 2018.
+++	Prior to 2025, Mr. Vallan previously served as Assistant Treasurer of the Trust since 2021.
++++	Prior to 2021, Mr. Dean and Ms. Hulme each held different positions with the Trust, since 2010 and 2017, respectively.

Board Leadership Structure

The Board is responsible for supervising the management of the Trust. The Board currently consists of four Trustees, all of whom are not “interested persons” of the Trust or the Adviser, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not

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affiliated with the Adviser, is appropriate, in light of the services that the Adviser provides to the Trust and potential conflicts of interest that could arise from these relationships.

Qualifications of Trustees

In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s and the Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Adela M. Cepeda. Ms. Cepeda has served as an Independent Trustee of the Trust since 2005 and has been most recently approved by shareholders of the Trust on October 28, 2019. Ms. Cepeda has no relationships that would impair her independence to the Trust. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda was Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009 and has been most recently approved by shareholders of the Trust on October 28, 2019. Ms. Schneider has no relationships that would impair her independence to the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. As Executive Vice President, Ms. Schneider was responsible for the management of the Retail Investment and Banking businesses as well as Fiduciary businesses, including the J.P. Morgan Chase & Co. Trust Department and Retirement Services. Most recently, Ms. Schneider has worked as a self-employed consultant, introducing positive psychology principles into the domains of business and education.

Luis A. Ubiñas. Mr. Ubiñas has served as an Independent Trustee of the Trust since 2019 and has been most recently approved by shareholders of the Trust on October 28, 2019. Mr. Ubiñas has no relationships that would impair his independence to the Trust. Mr. Ubiñas’ experience has included serving as President of the Ford Foundation and as a senior partner at McKinsey & Company. Mr. Ubiñas also served on the US Trade Commission and on the Commission for US Competitiveness of the Export-Import Bank. Most recently, Mr. Ubiñas has served on the boards of various public and private companies and on the boards of non-profit organizations.

Joan E. Steel. Ms. Steel has served as an Independent Trustee of the Trust since 2020, when she was appointed by the Independent Trustees. Ms. Steel has no relationships that would impair her independence to the Trust. Ms. Steel’s experience has included serving as Founder and Chief Executive Officer of Alpha Wealth Advisors LLC, an independent financial consulting firm. Ms. Steel has served on the boards of various non-profit organizations and private companies.

Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”

Board Committees

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Audit Committee, and Ms. Steel serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding its internal control over financial reporting; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance

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with legal and regulatory requirements relating to the Trust’s accounting and financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2025, the Audit Committee met 4 times.

Ms. Cepeda, Ms. Schneider, Mr. Ubiñas and Ms. Steel sit on the Trust’s Nominating and Corporate Governance Committee, Ms. Schneider serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investments LLC, 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

●	the character and integrity of the person;

●	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;

●	with respect to service as an Independent Trustee, whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Adviser and the Subadvisers, Trust service providers, or their affiliates;

●	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;

●	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;

●	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;

●	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;

●	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and

●	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes would provide added skills, experiences or perspectives to the Board’s membership.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2025, the Nominating and Corporate Governance Committee met 2 times.

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Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser, its affiliates, and the Subadvisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board or the Chairperson regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Adviser’s Chief Investment Officer (or a senior representative of her office), the Trust’s Chief Compliance Officer, and the Subadvisers’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairperson maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Adviser (including the LRC and derivatives risk management committee), or its affiliates, and the Subadvisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, liquidity, credit, investment research, securities lending and derivatives. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Trustee as of December 31, 2024:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Independent Trustees

Adela M. Cepeda	None	None
Gail A. Schneider	None	None
Luis A. Ubiñas	None	None
Joan E. Steel	None	None

As of December 31, 2024, the Trustees did not own any securities issued by the Adviser, the Distributor, or a Subadviser, or any company controlling, controlled by, or under common control with the Adviser, the Distributor, or a Subadviser.

TRUSTEES’ COMPENSATION

The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2025:

Name of Trustee	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees

Adela M. Cepeda	$240,750	None	$240,750
Gail A. Schneider	$252,250	None	$252,250
Luis A. Ubiñas	$218,000	None	$218,000
Joan E. Steel	$235,000	None	$235,000

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No officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. Effective January 1, 2024, the Trust pays each Independent Trustee an annual retainer of $140,000. In addition, the Trust pays the Chairperson of the Board $40,000 per year, the Chairperson of the Nominating and Corporate Governance Committee $17,000 per year, and the Chairperson of the Audit Committee $17,000 per year. The Trust also pays each Independent Trustee $10,000 per regular in-person Board meeting attended, $10,000 per ad-hoc in-person Board meeting attended, and $5,000 per ad-hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating and Corporate Governance Committee additionally receives $6,000 and $5,000, respectively, per Committee meeting attended.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.

As of June 30, 2025, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.

As of June 30, 2025, the persons listed in the table below owned, beneficially or of record, 5% or more of a class of equity securities of the respective Funds. The address for each of the principal holders identified below is: Attn: Barry Vallan, 99 High Street, Boston, Massachusetts 02110.

Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class

Mercer US Small/Mid Cap Equity Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	787,400.70	58.57%

Mercer US Small/Mid Cap Equity Fund Class I	Mid Atlantic Trust Company FBO Macatawa Bank Omnibus Account	386,950.59	28.78%

Mercer US Small/Mid Cap Equity Fund Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers	159,778.68	11.89%

Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Group Trust: Mercer Small/Mid Cap Stock Fund	77,546,333.41	53.92%

Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Small Mid Cap Equity Portfolio	44,462,767.39	30.92%

Mercer Core Fixed Income Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	1,245,204.48	50.34%

Mercer Core Fixed Income Fund Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers	914,889.05	36.99%

Mercer Core Fixed Income Fund Class I	Mid Atlantic Trust Company FBO Macatawa Bank Omnibus Account	291,126.45	11.77%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Adena Health System Board	16,876,511.63	11.63%

Mercer Core Fixed Income Fund Class Y-3	Charles Schwab & Co Inc. Special Custody Account FBO Customers	16,746,365.74	11.54%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 6	12,438,231.48	8.57%
35

Mercer Core Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Core Fixed Income Portfolio	11,423,561.19	7.88%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 7	10,440,199.01	7.20%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 5	8,282,884.30	5.71%

Mercer Core Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 8	7,719,480.07	5.32%

Mercer Non-US Core Equity Fund Class I	National Financial Services LLC for the Exclusive Benefit of our Customers	13,371,887.59	40.05%

Mercer Non-US Core Equity Fund Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers	11,753,173.54	35.20%

Mercer Non-US Core Equity Fund Class I	SEI Private Trust Company C/O SWP TIAA	5,164,872.47	15.47%

Mercer Non-US Core Equity Fund Class Y-3	Mercer Collective Trust: Mercer Non US Core Equity Portfolio	139,987,894.50	53.31%

Mercer Non-US Core Equity Fund Class Y-3	Mercer Group Trust: Mercer International Stock Fund	40,006,699.41	15.23%

Mercer Emerging Markets Equity Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	127,952.59	99.99%

Mercer Emerging Markets Equity Fund Class Y-3	Mercer Collective Trust: Mercer Emerging Markets Equity Portfolio	99,675,790.62	78.91%

Mercer Emerging Markets Equity Fund Class Y-3	Mercer Group Trust: Mercer International Stock Fund	16,827,574.84	13.32%

Mercer Opportunistic Fixed Income Fund Class I	Maril & Co FBO 8M C/O Reliance Trust Company WI	571,106.60	100 .00%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Collective Trust: Mercer Opportunistic Fixed Income Portfolio	151,698,885.48	69.87%

Mercer Opportunistic Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Deaconess Health System, Inc.	11,230,981.56	5.17%

Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 6	1,796,183.36	31.48%

Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 5	1,439,649.40	25.23%

Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 7	1,039,238.98	18.21%

Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Fund 4	811,015.26	14.21%

Mercer Short Duration Fixed Income Fund Class Y-3	Mercer Investments LLC FBO Mercerwise Target Date Income Fund	384,198.54	6.73%
36

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Adviser

Mercer Investments LLC, a Delaware limited liability company located at 99 High Street, Boston, Massachusetts 02110, serves as the investment adviser to the Funds. The Adviser is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., a global professional services firm, organized as a Delaware corporation. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.

The Adviser provides investment advisory services to each Fund pursuant to the Investment Management Agreement, dated July 1, 2014, as may be amended, between the Trust and the Adviser (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Adviser generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Adviser may hire one or more Subadvisers for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Adviser continuously monitors each Subadviser’s management of the relevant Funds’ investment operations in accordance with the investment objectives and related policies of the relevant Funds, and, (where appropriate) administers the investment programs of the Funds. The Adviser furnishes periodic reports to the Board regarding the investment programs and performance of the Funds.

The Adviser is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Funds; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and state and federal registration fees.

Pursuant to the Management Agreement, each Fund pays the Adviser a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. For its investment services, the Adviser receives the annual investment management fees, set forth below as a percentage of the relevant Fund’s average daily net assets:

	Adviser Investment Management Fee* On Net Assets
Funds	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Mercer US Small/Mid Cap Equity Fund	0.90%	0.88%	0.83%
Mercer Non-US Core Equity Fund	0.75%	0.73%	0.68%
Mercer Emerging Markets Equity Fund	0.80%	0.78%	0.73%
Mercer Core Fixed Income Fund	0.35%	0.33%	0.28%
Mercer Opportunistic Fixed Income Fund	0.80%	0.78%	0.73%
Mercer Short Duration Fixed Income Fund	0.30%	0.28%	0.23%

*	Consists of the total investment management fee payable by the Funds to the Adviser. The Adviser is responsible for paying the subadvisory fees.

The Adviser has contractually agreed, until at least July 31, 2026, to waive any portion of its investment management fee that it is entitled to under the Investment Management Agreement with respect to each Fund that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to that Fund’s Subadvisers for the management of their allocated portions of the subject Fund. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Funds’ Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.

With respect to the Mercer Short Duration Fixed Income Fund, the Adviser has also contractually agreed, until at least July 31, 2026, to waive fees and/or reimburse Fund expenses to the extent that annual fund operating expenses, net of the management fee waiver described above, exceed 0.70% for Adviser Class shares, 0.45% for Class I shares, 0.35% for Class Y-2 shares and 0.20% for Class Y-

37

3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2026 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.

For the prior three fiscal years, each Fund accrued and paid to the Adviser the following investment management fees:

Fiscal year ended March 31, 2023

Funds	Gross Investment Management Fees Earned by the Adviser	Net Investment Management Fees Paid After Fee Waiver

Mercer US Small/Mid Cap Equity Fund	$14,304,212	$6,529,858

Mercer Non-US Core Equity Fund	$23,806,933	$10,749,098

Mercer Emerging Markets Equity Fund	$11,422,804	$5,763,795

Mercer Core Fixed Income Fund	$4,623,135	$1,274,173

Mercer Opportunistic Fixed Income Fund	$8,847,594	$3,935,402

Mercer Short Duration Fixed Income Fund	$—	$—

Fiscal year ended March 31, 2024

Funds	Gross Investment Management Fees Earned by the Adviser	Net Investment Management Fees Paid After Fee Waiver

Mercer US Small/Mid Cap Equity Fund	$14,003,538	$6,536,274

Mercer Non-US Core Equity Fund	$25,195,608	$11,673,907

Mercer Emerging Markets Equity Fund	$11,521,319	$5,666,322

Mercer Core Fixed Income Fund	$5,279,382	$1,486,701

Mercer Opportunistic Fixed Income Fund	$11,382,894	$5,138,716

Mercer Short Duration Fixed Income Fund[1]	$66,724	$(130,142)

Fiscal year ended March 31, 2025

Funds	Gross Investment Management Fees Earned by the Adviser	Net Investment Management Fees Paid(Reimbursed) After Fee Waiver/Reimbursement

Mercer US Small/Mid Cap Equity Fund	$14,874,678	$6,735,203

Mercer Non-US Core Equity Fund	$26,626,386	$12,065,928

Mercer Emerging Markets Equity Fund	$8,371,330	$3,206,547

Mercer Core Fixed Income Fund	$6,557,610	$1,723,182

Mercer Opportunistic Fixed Income Fund	$14,004,064	$6,379,253

Mercer Short Duration Fixed Income Fund	$172,213	$(220,921)

1 The Mercer Short Duration Fixed Income Fund commenced operations on December 1, 2023. The amounts shown are for the period since inception.

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Subadvisers and Portfolio Managers

The Adviser has entered into a Subadvisory Agreement with each Subadviser. Each Subadviser makes day-to-day investment decisions for the portion of assets of the particular Fund that are allocated to the Subadviser.

The Adviser recommends one or more Subadvisers for each Fund to the Board based upon the Adviser’s continuing quantitative and qualitative evaluation of each Subadviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadviser, and the Adviser does not expect to recommend frequent changes of Subadvisers.

The Subadvisers have discretion, subject to oversight by the Board and the Adviser, to purchase and sell portfolio assets, consistent with the Subadvisers’ respective Funds’ investment objectives, policies, and restrictions, and specific investment strategies developed by the Adviser.

Generally, no Subadviser provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a Subadviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

The Subadvisers also provide investment management and/or subadvisory services to other mutual funds and also may manage other pooled investment vehicles or other private investment accounts. Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions are made for a Fund. Additional information about potential conflicts of interest regarding each Subadviser is set forth in the Subadviser’s Form ADV, which prospective shareholders should evaluate prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the each Subadviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Adviser’s Form ADV will be provided to shareholders or prospective shareholders upon request.

Information about each portfolio manager’s compensation and the other accounts managed by the portfolio manager is included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio managers owned any shares in any of the Funds.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, serves as a Subadviser to the Mercer Non-US Core Equity Fund. American Century is incorporated under the laws of the State of Delaware. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Ares Capital Management II LLC (“Ares”), with a principal office located at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067, serves as a Subadviser to the Fund. Ares is registered as an investment adviser under the Advisers Act. Ares is currently organized as a limited liability company and is wholly owned by Ares Management Corporation.

Aristotle Pacific Capital, LLC (“Aristotle Pacific”), located at 840 Newport Center Drive, Suite 700, Newport Beach, CA 92660, serves as a Subadviser to the Mercer Short Duration Fixed Income Fund. Founded in 2007, Aristotle Pacific specializes in credit oriented fixed income strategies. Aristotle Capital Management, LLC holds a controlling interest in Aristotle Pacific. Aristotle Pacific is registered as an investment adviser under the Advisers Act.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116, serves as a Subadviser to the Mercer Non-US Core Equity Fund. Arrowstreet is a discretionary institutional global asset manager and a registered investment adviser with the SEC. Headquartered in Boston, Massachusetts, Arrowstreet is a private limited partnership that is wholly-owned by its senior management and non-executive directors.

Baillie Gifford Overseas Limited (“Baillie Gifford”), with a principal office located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, serves as a Subadviser to the Fund. Baillie Gifford is registered as an investment adviser under the Advisers Act. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is an independent employee-owned private partnership.

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Crescent Capital Group LP (“Crescent”), with a principal office located at 11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025, serves as a Subadviser to the Fund. Crescent is registered as an investment adviser under the Advisers Act. Crescent is currently organized as a limited partnership organized under the laws of the State of Delaware. Crescent is a majority-owned subsidiary of SLC Management, the institutional alternatives and traditional asset management business of Sun Life Financial Inc. (“Sun Life”). Sun Life, a publicly traded Canadian financial services company, acquired a 51% interest in Crescent in January 2021, with a put/call option for the remaining 49% stake expected to be exercised in 2026. As of December 31, 2024, Crescent employees collectively own the remaining 49% of the firm.

GW&K Investment Management, LLC (“GW&K”), located at 222 Berkeley St., Boston, Massachusetts 02116, serves as Subadviser to the Mercer US Small/Mid Cap Equity Fund. GW&K is an affiliate of Affiliated Managers Group, Inc., a publicly traded global asset management company (NYSE:AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the firm as GW&K’s institutional partner. The balance of the firm is owned by GW&K’s partners, who are responsible for the day-to-day management and operation of GW&K. GW&K is registered as an investment adviser under the Advisers Act.

Income Research + Management (“IR+M”), located at 115 Federal Street, 22nd Floor, Boston, Massachusetts 02110, serves as a Subadviser to the Mercer Core Fixed Income Fund. IR+M is a Delaware corporation, founded in 1987 and has been 100% privately owned since its inception in 1987 and remains so today. IR+M is registered as an investment adviser under the Advisers Act.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, serves as a Subadviser to the Mercer US Small/Mid Cap Equity Fund. Loomis Sayles is registered as an investment adviser under the Advisers Act. Loomis Sayles is currently organized as a Delaware limited partnership and its sole general partner, Loomis, Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a Subadviser to the Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund. LSV is a partnership between LSV’s management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and owner of a minority position. LSV is registered as an investment adviser under the Advisers Act.

Manulife Investment Management (US) LLC (“Manulife”), located at 197 Clarendon Street, Boston, Massachusetts 02116, serves as a Subadviser to the Mercer Core Fixed Income Fund. Manulife is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation).

Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as a Subadviser to the Mercer Non-US Core Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is registered as an investment adviser under the Advisers Act.

Merganser Capital Management, LLC (“Merganser”), located at 99 High Street, Boston, MA 02110, serves as a Subadviser to the Mercer Short Duration Fixed Income Fund. Merganser is a Delaware limited liability company. The principal owners of Merganser are the Gahan 2019 Descendants’ Trust and Providence Equity Partners L.L.C. indirectly through Providence Equity Capital Markets Merganser LLC, an affiliate of Providence Equity Partners L.L.C. Merganser is registered as an investment adviser under the Advisers Act.

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th floor, New York, New York 10022, serves as a Subadviser to the Mercer Opportunistic Fixed Income Fund. Ninety One is a wholly-owned indirect subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges. Ninety One is registered as an investment adviser under the Advisers Act.

Pacific Investment Management Company LLC (“PIMCO”), with a principal office located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Subadviser to the Fund. PIMCO was founded in Newport Beach, California in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset

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Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as a Subadviser to the Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund and Mercer Emerging Markets Equity Fund. Parametric is a wholly-owned subsidiary of Morgan Stanley, a publicly traded company. Parametric is a part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. Parametric is owned directly by Eaton Vance Acquisitions LLC, a privately held subsidiary of Morgan Stanley. Parametric is registered as an investment adviser under the Advisers Act.

PGIM, Inc. (“PGIM”), located at 655 Broad Street, 8th Floor, Newark, New Jersey 07102, serves as a Subadviser to the Mercer Core Fixed Income Fund. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), a publicly held company. PFI of the United States is not affiliated in any manner with Prudential plc, incorporated in the United Kingdom or with Prudential Assurance Company, a subsidiary of M&G plc, incorporated in the United Kingdom. PGIM is an SEC-registered investment adviser organized as a New Jersey corporation. PGIM Fixed Income is the primary public fixed income asset management unit within PGIM responsible for sub-advising the Fund.

Polen Capital Credit, LLC (“Polen Credit”), with a principal office located at 1075 Main Street, Suite 320, Waltham, MA 02451, serves as a Subadviser to the Fund. Polen Credit is registered as an investment adviser under the Advisers Act. Polen Credit is a wholly-owned subsidiary of Polen Capital Management, LLC (“Polen Capital”), which is an independently controlled, employee-managed firm structured as a limited liability company. The current ownership structure is 72% employees (via Polen Capital Holdings LP), 20% iM Global Partner (passive interest) and 8% Polen Family Holdings (passive interest). Polen Capital employees control 100% of the firm.

Pzena Investment Management, LLC (“Pzena”), with a principal office located at 320 Park Avenue, 8th Floor, New York, NY 10022, serves as a Subadviser to the Fund. Pzena is registered as an investment adviser under the Advisers Act. Pzena is 100% owned by its employee members and certain other partners, including former employees.

River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, serves as a Subadviser to the Mercer US Small/Mid Cap Equity Fund. River Road is indirectly, majority-owned by Affiliated Managers Group, Inc., and is registered as an investment adviser under the Advisers Act.

Robeco Institutional Asset Management US Inc. (“Robeco”), with a principal office located at 230 Park Avenue, Suite 3330, New York, NY 10169, serves as a Subadviser to the Fund. Robeco is registered as an investment adviser under the Advisers Act. Robeco is a wholly-owned subsidiary of Robeco Holding B.V., a Dutch holding company based in Rotterdam, the Netherlands. Robeco Holding B.V is an indirect wholly-owned subsidiary of ORIX Corporation Europe, which in turn is wholly-owned by ORIX Corporation based in Tokyo, Japan.

Skerryvore Asset Management Ltd. (“Skerryvore”), Skerryvore, with principal offices located at 45 Charlotte Square, Edinburgh, EH2 4HQ, United Kingdom, serves as a Subadviser to the Mercer Emerging Markets Equity Fund. Skerryvore is registered as an investment adviser under the Advisers Act. Skerryvore, which is organized as a limited company incorporated under the laws of England and Wales, is a wholly-owned subsidiary of Skerryvore AM LLP, an asset management firm based in Edinburgh, United Kingdom that is majority owned by its partners.

Voya Investment Management Co. LLC (“Voya IM”), located at 200 Park Avenue, New York, New York, 10166, serves as a Subadviser to the Mercer Short Duration Fixed Income Fund. Voya IM, a Delaware limited liability company, was founded in 1972. Voya IM has acted as an investment adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. (76%) and Allianz SE (24%). Voya IM is registered as an investment adviser under the Advisers Act.

Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with a principal office located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Subadviser to the Fund. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 90 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2024, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.24 trillion in assets.

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Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts, 02111, serves as a Subadviser to the Mercer US Small/Mid Cap Equity Fund. Westfield is employee owned. Westfield is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act.

For the prior three fiscal years, the Adviser paid to all Subadvisers to each Fund the following in aggregate compensation, which represented the percentages of each Fund’s average net assets during that period noted below:

Fiscal year ended March 31, 2023

Funds	Aggregate Subadvisory Fees Paid by the Adviser	Subadvisory Fees Paid by the Adviser as a Percentage of Average Net Assets

Mercer US Small/Mid Cap Equity Fund	$6,529,858	0.40%

Mercer Non-US Core Equity Fund	$10,749,098	0.32%

Mercer Emerging Markets Equity Fund	$5,763,796	0.39%

Mercer Core Fixed Income Fund	$1,274,172	0.09%

Mercer Opportunistic Fixed Income Fund	$3,935,402	0.35%

Mercer Short Duration Fixed Income Fund	$—	$—

Fiscal year ended March 31, 2024

Funds	Aggregate Subadvisory Fees Paid by the Adviser	Subadvisory Fees Paid by the Adviser as a Percentage of Average Net Assets

Mercer US Small/Mid Cap Equity Fund	$6,536,274	0.41%

Mercer Non-US Core Equity Fund	$11,673,907	0.32%

Mercer Emerging Markets Equity Fund	$5,666,321	0.38%

Mercer Core Fixed Income Fund	$1,486,702	0.09%

Mercer Opportunistic Fixed Income Fund	$5,138,715	0.35%

Mercer Short Duration Fixed Income Fund[1]	$24,776	0.11%

Fiscal year ended March 31, 2025

Funds	Aggregate Subadvisory Fees Paid by the Adviser	Subadvisory Fees Paid by the Adviser as a Percentage of Average Net Assets

Mercer US Small/Mid Cap Equity Fund	$6,735,203	0.39%

Mercer Non-US Core Equity Fund	$12,065,928	0.32%

Mercer Emerging Markets Equity Fund	$3,206,547	0.30%

Mercer Core Fixed Income Fund	$1,723,182	0.08%

Mercer Opportunistic Fixed Income Fund	$6,379,253	0.35%

Mercer Short Duration Fixed Income Fund	$64,945	0.11%

1 The Mercer Short Duration Fixed Income Fund commenced operations on December 1, 2023. The amounts shown are for the period since inception.

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Administrative, Accounting, and Custody Services

Administrative and Accounting Services. State Street (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The Funds pay the Administrator at the following annual contract rates of the Funds’ average daily net assets for external administrative services: Fund assets up to $5 billion, 0.0125%, Fund assets in excess of $5 billion and not more than $10 billion, 0.0122%, Fund assets in excess of $10 billion and not more than $20 billion, 0.0119%, and Fund assets in excess of $20 billion, 0.0116%. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports. The table below sets forth the total dollar amounts that each Fund paid to the Administrator for administrative services provided during the fiscal years ended March 31:

	2023	2024	2025

Mercer US Small/Mid Cap Equity Fund	$329,313	$331,713	$250,354

Mercer Non-US Core Equity Fund	$831,328	$888,536	$686,960

Mercer Emerging Markets Equity Fund	$797,576	$776,565	$480,327

Mercer Core Fixed Income Fund	$336,880	$378,159	$337,085

Mercer Opportunistic Fixed Income Fund	$529,111	$639,176	$629,839

Mercer Short Duration Fixed Income Fund[1]	$—	$15,947	$95,706

1 The Mercer Short Duration Fixed Income Fund commenced operations on December 1, 2023. The amounts shown are for the period since inception.

Custody Services. State Street (the “Custodian”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, provides custody services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made, plus a per transaction fee for transactions during the period. The Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Shareholder Administrative Services Arrangements

Shareholder Administrative Services Plan. The Board has adopted a Shareholder Administrative Services Plan on behalf of the Funds to compensate those parties that provide, or that arrange for the provision of, certain types of non-distribution related shareholder administrative services (“Shareholder Administrative Services”) that are provided to the Adviser Class, Class I and Class Y-2 shareholders of each Fund and/or for overseeing and monitoring the provision of such Shareholder Administrative Services. The fees payable under the Shareholder Administrative Services Plan may be paid to the Funds’ distributor and to the Adviser or its affiliates, or to such banks, broker-dealers, trust companies, insurance companies, financial planners, retirement plan administrators, mutual fund supermarkets, and other similar types of third-party financial industry service providers (the “Administrative Services Providers”) that provide Shareholder Administrative Services to the shareholders of the subject classes, provided that such Shareholder Administrative Services are not duplicative of the services otherwise already being provided to the shareholders by other parties. The Shareholder Administrative Services Plan provides for payments in an amount or at a rate not to exceed 0.25%, 0.25%, and 0.15% on an annual basis of the average daily net asset value of the Adviser Class, Class I and Class Y-2 shares of the Funds, respectively. These fees are used to compensate Administrative Services Providers for providing various types of shareholder administrative support services including: (a) attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; (b) assisting with exchanges and with the processing of purchases and redemptions of shares; (c) preparing and disseminating information and documents for use by shareholders; (d) assisting shareholders with purchase, exchange and redemption requests; (e) receiving, aggregating and processing purchase and redemption orders; (f) providing and maintaining retirement plan records; (g) communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; (h) acting as the sole shareholder of record and nominee for shareholders; (i) maintaining account records and providing Shareholders with account statements; (j) processing dividend payments; (k) issuing shareholder reports and transaction confirmations; (l) providing sub-accounting services; (m) forwarding shareholder communications to shareholders; (n) receiving, tabulating and transmitting proxies executed by shareholders; (o) disseminating information about the Funds; (p) providing general account administration activities; and (q) providing monitoring and oversight of non-advisory relationships with entities providing services to the subject classes, including the Transfer Agent and those Administrative Services Providers that provide non-distribution related sub-transfer agency, administrative, sub-accounting and other similar types of non-distribution related shareholder administrative services to shareholders in the subject classes.

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Shareholder Administrative Services Agreement. The Adviser has entered into a Shareholder Administrative Services Agreement with the Funds pursuant to which the Adviser provides certain Shareholder Administrative Services to each Fund’s Adviser Class, Class I and Class Y-2 shareholders, including providing or procuring the types of non-distribution related shareholder administrative services described above and for monitoring and overseeing non-advisory relationships with entities providing such services to these share classes. Under the Shareholder Administrative Service Agreement, the Adviser is entitled to a fee of 0.15% on an annual basis of the respective average daily net assets for each of the Adviser Class, Class I and Class Y-2 shares of the Funds. Under the Funds’ shareholder servicing arrangements, amounts required to be paid by the Funds under the Shareholder Administrative Services Agreement are accrued from the fees paid under the Shareholder Administrative Services Plan.

No shares of the Adviser Class, Class I and Class Y-2 share classes (other than Class I shares of the Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Opportunistic Fixed Income Fund) were outstanding prior to the date of this SAI, and as a result the Funds did not pay any fees under the Shareholder Administrative Services Plan except for the following fees that were paid for the year ended March 31, 2025: $22,382 for the Mercer US Small/Mid Cap Equity Fund; $1,705 for the Mercer Emerging Markets Equity Fund; $402,641 for the Mercer Non-US Core Equity Fund; $58,731 for the Mercer Core Fixed Income Fund; and $7,979 for the Mercer Opportunistic Fixed Income Fund.

Principal Underwriting Arrangements

MGI Funds Distributors, LLC (the “Distributor”), a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the principal underwriter of each class of shares of the Funds pursuant to a Distribution Agreement with the Trust. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

A Distribution and Shareholder Services Plan pertaining to the Adviser Class shares of the Funds has been adopted by the Trust in the manner prescribed pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) to compensate persons for certain service and activities that are primarily intended to result in the sale of Adviser Class shares of the Funds.

The 12b-1 Plan provides that each Fund shall pay to the Distributor, the Adviser, or their affiliates a fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Adviser Class shares of each Fund. The Distributor and the Adviser shall use the fees paid to them under the 12b-1 Plan for sales, marketing and promotional activities (“Marketing Services”), which may include, among other things, the preparation and distribution of advertisements, sales literature, and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for distribution and marketing related services. The distribution fee also may be used to compensate dealers and others that have entered into an agreement with the Distributor or the Adviser for Marketing Services that include attracting shareholders to Adviser Class shares of a Fund.

The distribution fee payable under the 12b-1 Plan also may be used to pay authorized persons (“Authorized Service Providers”) who enter into agreements with the Distributor or the Adviser to provide certain services to Adviser Class shareholders. For purposes of the 12b-1 Plan, “service activities” include any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange and redemption requests; activities in connection with the provision of personal, continuing services to investors in each Fund; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Adviser Class shares of a Fund held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; disseminating information about a Fund; and general account administration activities. Other expenses of an Authorized Service Provider related to its “service activities,” including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities. To the extent that an Authorized Service Provider that is subject to the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) receives fees from the 12b-1 Plan for providing “personal service and/or the maintenance of shareholder accounts” as contemplated by the Conduct Rules of FINRA, such payment may be deemed to be a “service fee” as such term is defined in FINRA Conduct Rule 2341(b)(9). An Authorized Service Provider is authorized to pay its affiliates and independent third party service providers for performing service activities consistent with the terms of the 12b-1 Plan.

There is no distribution plan with respect to the Funds’ Class I, Class Y-2 and Class Y-3 shares, and the Funds pay no distribution fees with respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and

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(iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

No shares of the Adviser Class were outstanding prior to the date of this SAI, and as a result the Funds did not pay any fees under the 12b-1 Plan.

Transfer Agency Services

State Street, located at 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Trust’s transfer agent (the “Transfer Agent”).

Securities Lending

Pursuant to an agreement between the Trust and State Street, the Funds may lend their portfolio securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent for the Funds, State Street administers the Funds’ securities lending program. The services provided to the Funds by State Street with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan.

For the fiscal year ended March 31, 2025, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Mercer US Small/Mid Cap Equity Fund

Gross income earned by the Fund from securities lending activities	$468,044.40
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$24,560.02
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$2,638.25
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$342,568.13
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$369,766.40
Net income from securities lending activities	$98,278.00

Mercer Non-US Core Equity Fund

Gross income earned by the Fund from securities lending activities	$3,419,682.67
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$173,352.01
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$18,875.49
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$2,562,855.17
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$2,755,082.67
Net income from securities lending activities	$664,600.00
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Mercer Emerging Markets Equity Fund

Gross income earned by the Fund from securities lending activities	$587,059.93
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$41,193.56
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$2,825.04
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$377,923.33
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$421,941.93
Net income from securities lending activities	$165,118.00

Mercer Core Fixed Income Fund

Gross income earned by the Fund from securities lending activities	$1,026,675.69
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$29,784.44
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$6,628.14
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$871,074.11
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$907,486.69
Net income from securities lending activities	$119,189.00

Mercer Opportunistic Fixed Income Fund

Gross income earned by the Fund from securities lending activities	$2,252,115.76
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$98,017.53
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$14,873.91
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$1,746,808.32
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$1,859,699.76
Net income from securities lending activities	$392,416.00

Mercer Short Duration Fixed Income Fund

Gross income earned by the Fund from securities lending activities	$12,693.78
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$677.01
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$85.49
Administrative fees not included in a revenue split	$0.00
Indemnification fees not included in a revenue split	$0.00
Rebate (paid to borrower)	$9,226.28
Other fees not included in a revenue split, if applicable, including a description of those other fees	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$9,988.78
Net income from securities lending activities	$2,705.00

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Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm is Deloitte & Touche LLP, located at 115 Federal Street, Boston, MA 02110. Deloitte & Touche LLP, and its affiliates, conduct an annual audit of each of the Fund's financial statements and provide other audit, tax, and related services.

Legal Counsel

Dechert LLP, Washington, DC, is legal counsel to the Trust. Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is independent legal counsel to the Independent Trustees.

Codes of Ethics

The Trust, the Adviser, the Distributor and each Subadviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics apply to the personal investing activities of access persons, as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, to pre-clear securities transactions. Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Adviser the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Adviser, in turn, has delegated to each Subadviser the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the Subadviser advises. The Adviser and each Subadviser have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Adviser has discretionary authority. You may obtain information regarding how the Adviser and the Subadvisers voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request; (ii) through the following web site: https://viewpoint.glasslewis.com/WD/?siteId=MercerFundsProxy; and (iii) on the SEC’s Web site at http://www.sec.gov or the EDGAR database on the SEC’s Web site. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Adviser and each Subadviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the Subadviser(s) in a manner consistent with the Fund’s investment objective, strategies, policies, and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, and subject to the oversight of the Adviser, the Subadvisers are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Subadvisers will seek to obtain the best net results, taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Adviser, from time to time, may execute trades with certain unaffiliated third-party brokers in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in Subadvisers for the Fund or a reallocation of assets among the Fund’s Subadvisers. An unaffiliated third-party broker selected by the Adviser or the relevant Subadviser provides execution and clearing services with respect to such trades, as well as transition management support services, and is compensated for such services out of the commissions paid on the trades. All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Subadvisers deal directly with the dealers who make markets in these securities, unless better prices and execution are available elsewhere. The Subadvisers negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Subadvisers generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

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The table below sets forth the total dollar amounts of brokerage commissions paid by each Fund during the fiscal years ended March 31:

	2023	2024	2025
Mercer US Small/Mid Cap Equity Fund	$663,613	$721,451	$724,496
Mercer Non-US Core Equity Fund	$1,036,292	$1,031,065	$1,303,585
Mercer Emerging Markets Equity Fund	$1,522,453	$1,124,104	$884,387
Mercer Core Fixed Income Fund	$21,230	$16,180	$16,785
Mercer Opportunistic Fixed Income Fund	$89,840	$77,401	$83,547
Mercer Short Duration Fixed Income Fund[1]	$—	$387	$881

1 The Mercer Short Duration Fixed Income Fund commenced operations on December 1, 2023. The amounts shown are for the period since inception.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Subadvisers. To the extent permitted by law, the commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both oral and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Adviser, such research or services may include advice concerning the allocation of assets among Subadvisers and the suitability of Subadvisers. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Adviser or a Subadviser, the Adviser or Subadviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Adviser or a Subadviser effects securities transactions for a Fund may be used by the Adviser or Subadviser in servicing all of its accounts. In addition, the Adviser or the Subadviser may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The table below sets forth the total dollar amounts of transactions and related commissions paid by each Fund during the fiscal year ended March 31, 2025, for transactions directed to a broker because of research or services provided by that broker:

Funds	Amount of Transactions	Commissions Paid
Mercer US Small/Mid Cap Equity Fund	$826,344,867	$272,668
Mercer Non-US Core Equity Fund	$178,558,147	$69,347
Mercer Emerging Markets Equity Fund	$68,556,926	$62,976
Mercer Core Fixed Income Fund	$0	$0
Mercer Opportunistic Fixed Income Fund	$0	$0
Mercer Short Duration Fixed Income Fund	$0	$0

The same security may be suitable for a Fund, another fund, or other private accounts managed by the Adviser or a Subadviser. Each Subadviser has adopted policies that are designed to ensure that when a Fund and one or more other accounts of the Subadviser simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

For the fiscal year ended March 31, 2025, each Fund acquired securities of the regular brokers or dealers with which the Fund effected transactions, or the parent companies of such brokers or dealers, as described in the table below.

Fund	Broker or Dealer	Value of Securities
Mercer US Small/Mid Cap Equity Fund	Jefferies Financial Group, Inc.	$3,093,346
Mercer Non-US Core Equity Fund	Barclays PLC	$47,679,349
	BNP Paribas Securities Co.	$26,831,446
	Nomura Holdings, Inc.	$18,634,901
	UBS AG	$18,177,991
	HSBC Holdings PLC	$7,664,689
Mercer Emerging Markets Equity Fund	None	$-
Mercer Core Fixed Income Fund	Morgan Stanley & Co., Inc.	$28,008,142
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	JPMorgan Chase & Co.	$22,591,139
	Bank of America	$21,099,423
	Citigroup Global Markets, Inc.	$12,786,760
	Goldman Sachs & Co.	$9,150,068
	BNP Paribas Securities Co.	$5,565,185
	Barclays PLC	$5,516,989
	BMO Capital Markets Co.	$4,635,009
	HSBC Holdings PLC	$4,476,852
	UBS AG	$3,684,229
	Jefferies Financial Group, Inc.	$1,459,351
	Nomura Holdings, Inc..	$172,765
Mercer Opportunistic Fixed Income Fund	UBS AG	$10,840,969
	Goldman Sachs & Co.	$9,077,981
	HSBC Holdings PLC	$6,195,612
	Morgan Stanley & Co., Inc.	$5,012,198
	JPMorgan Chase & Co.	$4,265,615
	Jefferies Financial Group, Inc.	$4,140,758
	Bank of America	$3,917,375
	Citigroup Global Markets, Inc.	$3,724,399
	Barclays PLC	$3,457,006
	BNP Paribas Securities Co.	$1,246,719
Mercer Short Duration Fixed Income Fund	JPMorgan Chase & Co.	$1,336,843
	Morgan Stanley & Co., Inc.	$1,087,172
	Bank of America	$849,356
	Goldman Sachs & Co.	$520,308
	Citigroup Global Markets, Inc.	$493,593
	UBS AG	$444,950

Portfolio Turnover

Each Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund’s investment objective.

Except as otherwise provided in the Prospectus, the Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover for each Fund shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year, and as of the end of each of the succeeding eleven months and dividing the sum by 13.

A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The table below sets forth the annualized portfolio turnover rate for each Fund for the fiscal years ended March 31, 2023, 2024 and 2025:

	2023	2024	2025
Mercer US Small/Mid Cap Equity Fund	42%	44%	46%
Mercer Non-US Core Equity Fund	48%	43%	57%
Mercer Emerging Markets Equity Fund	95%	57%	91%
Mercer Core Fixed Income Fund	203%*	128%**	123%
Mercer Opportunistic Fixed Income Fund	66%	63%	77%
Mercer Short Duration Fixed Income Fund[1]	—	118%	167%

1 The Mercer Short Duration Fixed Income Fund commenced operations on December 31, 2023. The amounts shown are for the period since inception.

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Variations in the Funds’ portfolio turnover rates may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment outlook of one or more Subadvisers to a Fund, among other factors.  Variations also may be due to changes to a Fund’s Subadviser line-up.

*	The increase in the Mercer Core Fixed Income Fund’s portfolio turnover rate for the fiscal year ended March 31, 2023 was the result of repositioning on the back of a relatively weak bond market backdrop in the prior fiscal year and an outsized market value drop broadly.

**	The decrease in the Mercer Core Fixed Income Fund’s portfolio turnover rate for the fiscal year ended March 31, 2024 was the result of a rise in market value, as well as broader bond market stabilization compared to the prior year.

Disclosure of Portfolio Holdings

The Adviser and the Board have adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern disclosure of information relating to the Funds’ portfolio holdings (“Portfolio Holdings”), and to prevent the misuse of material, non-public information, including Portfolio Holdings. Generally, the Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders, whether individual or institutional, must be treated in the same manner, as it relates to the disclosure of Portfolio Holdings. In all cases, the Adviser’s Chief Compliance Officer (or their designee) is responsible for authorizing the disclosure of a Fund’s Portfolio Holdings and the Funds do not accept compensation or consideration of any sort in return for the preferential release of Portfolio Holdings information. Any such disclosure is done only if consistent with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to its clients, including the Funds. In accordance with the Policy, the Trust’s Chief Compliance Officer must consider whether the disclosure of Portfolio Holdings (1) is in the best interests of the Funds’ shareholders, and (2) presents any conflicts of interest between the Funds’ shareholders, on the one hand, and those of the Adviser, the principal underwriter, or any affiliated person thereof, on the other. The Trust’s Chief Compliance Officer shall consult, if necessary, with counsel regarding any potential conflicts.

In accordance with the Policy, each Fund will disclose its Portfolio Holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s Portfolio Holdings with the SEC semi-annually on Form N-CSR and within 60 days after the end of the first and third fiscal quarter on Exhibit F to Form N-PORT. Form N-CSR and Exhibit F to Form N-PORT are available to the public through the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

The Policy provides that a Fund’s Portfolio Holdings information may be released to selected third parties, such as fund rating agencies, information exchange subscribers (and any clients of information exchange subscribers that request Portfolio Holdings information), consultants and analysts, and portfolio analytics providers, only when there is a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement. A Fund’s Portfolio Holdings information may also be released to a Fund shareholder redeeming securities in-kind (up to seven days prior to making the redemption request).

Pursuant to the Policy, complete Portfolio Holdings information may be released to rating agencies on a monthly basis, no earlier than fifteen days following month-end. The Funds may publish “Portfolio Compositions” on their Web site on a monthly basis, with at least a fifteen day lag. This information may include Top Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Custodian, Administrator, proxy voting vendor, and independent registered public accounting firm. The Trust’s service agreements with each of these entities mandate the confidential treatment (including appropriate limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds’ Portfolio Holdings - other than through an SEC filing or Web site posting - must come from the Adviser’s Chief Compliance Officer, the Trust’s Chief Compliance Officer, or a designee of the Trust’s Chief Compliance Officer. Any requests for Portfolio Holdings information that fall outside the Policy must be pre-approved, in writing, by the Adviser’s Compliance Department, following consultation, if necessary, with the Trust’s Chief Compliance Officer or outside counsel. The Adviser’s Compliance Department maintains a log of all ad-hoc Portfolio Holdings information that is released. This log is provided to the Trust’s Chief Compliance Officer and the Board, for review and monitoring of compliance with the Policy. The Board periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

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CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to offer four classes of shares for each Fund: Adviser Class, Class I, Class Y-2 and Class Y-3. Additional classes of shares may be offered in the future. Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value.

The shares of beneficial interest represent an equal proportionate interest in the assets and liabilities of the applicable Fund and have identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Fund, except that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class’ arrangement for shareholder services and the distribution of shares, including its Rule 12b-1 plan, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Delaware law, the Trust is not required, and the Trust presently does not intend, to hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Trust’s investment management agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual shareholders, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual shareholders; and (ii) when the Board has determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of shares of a Fund, in which case any such matter shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional Exchange and Redemption Information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of another Fund.

A Fund may suspend redemption privileges or postpone the date of payment during any period: (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of a Fund’s portfolio at the time.

A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed (either by sale or exchange) less than 30 days from purchase. The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.

NET ASSET VALUE

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open. If the NYSE is closed on a day it would normally be open for business or the NYSE has an unscheduled early closing on a day it has opened for business, due to inclement weather, technology problems or any other reason, the Funds reserve the right to treat that day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s management believes an adequate market remains to meet purchase and redemption orders for that day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Fund’s NAV as of such earlier closing time. Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Adviser or a Subadviser as the primary market. Securities traded in the over-the-counter

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market and listed on the Nasdaq Stock Market (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Investments in investment companies are valued at their net asset value.

The Board has designated the Adviser to serve as the Valuation Designee under Rule 2a-5 under the 1940 Act, subject to continuing Board oversight. The Adviser has established a Valuation Committee that is responsible, on the Adviser’s behalf as Valuation Designee, for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Adviser or the applicable Subadviser) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation may be used to value debt obligations with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value.

The application of fair value pricing represents a good faith determination based on specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security at approximately the time at which the Fund determines its NAV per share.

TAXATION

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid a Fund incurring any material amounts of federal income or excise taxes.

Taxes

The following is a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The discussion in this section is based on the provisions of the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and does not constitute tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Funds. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC,” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that the Fund distributes to its shareholders.

In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the taxable year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income
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(including, but not limited to, gains from options, futures, or forward contracts) derived from the Fund’s business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income for purposes of the Income Requirement foreign currency gains which are not directly related to a Fund’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

Income and gain from certain commodity investments, such as gold and other precious metals, generally will not be qualifying income for purposes of the Income Requirement. Under an Internal Revenue Service revenue ruling, income from certain commodities-linked derivatives also is not considered qualifying income for purposes of the Income Requirement. For these reasons, a Fund must limit the extent to which it receives income from such commodity investments and commodity-linked derivatives to a maximum of 10% of its annual gross income.

A Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, the Fund will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that the Fund distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company.

If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if the Board determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term, rather than long-term, capital gains in contrast to a comparable fund with a low portfolio turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net

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short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another Fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 21%). If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute, by December 31 of each year, an amount at least equal to the sum of: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year’s undistributed ordinary income and capital gain net income. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. As discussed below, under certain circumstances, a Fund may elect to pass through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such

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distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). A Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in the stock of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Taxation of Fund Distributions—Qualified Dividend Income for Individuals” and “Taxation of Fund Distributions—Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, if a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income may be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the shareholder. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan

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or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Section 163(j) Dividends. Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Section 199A Deduction. Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than the Fund actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if the Fund makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

Sales, Exchanges, and Redemption of Fund Shares. Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. Each Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and repurchased by

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the Fund on or after that date. Each Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, a Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions or Exchanges at a Loss within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long- or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that the Fund otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements, and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund, minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by the Fund, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gain or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts, and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of

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Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — U.S. Withholding Tax at the Source” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the Internal Revenue Service, the Code and proposed Treasury regulations that portion of a Fund’s income from a U.S. REIT that is attributable to excess inclusion income imputed to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. For purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund may be treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives at least 90% of its income from certain qualifying sources, but less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, if a Fund invests in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index,

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exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,
●	certify that this number is correct,
●	certify that you are not subject to backup withholding, and
●	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% (or at a lower rate if provided for by an applicable treaty) on distributions treated as ordinary income unless the distributions are effectively connected with a U.S. trade or business of the non-U.S, investor (see discussion below), and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent reported by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Funds. Moreover, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Capital Gain Dividends. In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% (or at a lower rate if provided for by an applicable treaty) on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

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Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return. Additionally, with respect to a non-U.S. investor that is treated as a corporation for U.S. federal income tax purposes, such dividends and gains realized may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by certain RICs received from U.S. REITs.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The Funds also are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements under the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

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FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the fiscal year ended March 31, 2025, as set forth in the Funds’ Form N-CSR filed with the SEC, including the report of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the Form N-CSR and Form N-CSRS filed with the SEC at no charge by calling 1-888-887-0619.

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APPENDIX A

CORPORATE DEBT RATINGS

Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

A-1

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-2

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting policies (or summaries thereof) of the Adviser and the Subadvisers:

Mercer Investments LLC

Mercer Funds

Proxy Voting Policy

Summary

Mercer Investments LLC and Mercer Trust Company LLC (collectively, “Mercer”) retain highly qualified subadvisors to manage client accounts, including respectively, the Mercer Funds (“Funds”) and collective investment trusts. These managers have detailed knowledge of the investments they make on behalf of these clients and Funds and are therefore in a position to judge what is in the best interests of the clients and Funds as shareholder. With respect to the Funds, Mercer Investments LLC, as the Funds’ advisor, recommends and monitors subadvisors for the Funds, and therefore the Funds’ Board of Trustees believes it is in the best interest of the Funds to adopt the proxy voting policies of Mercer, as described below.

SCOPE

This policy applies to all Mercer colleagues and to the Mercer Funds.

POLICY STATEMENT

Mercer believes that voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility, and to that end, Mercer delegates this responsibility to subadvisors with respect to the underlying portfolio securities managed on behalf of client accounts, including the Funds. When voting (or not voting) proxies for retirement assets governed by the United States Department of Labor and its Employee Retirement Income Security Act of 1974 (ERISA), plan fiduciaries, including Mercer, must consider only the pecuniary impact of their proxy votes on the plan’s investments. The use of ERISA plan assets to further policy-related or political issues through proxy resolutions that are not likely to enhance the economic value of an investment is prohibited.

Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, Mercer expects subadvisors to vote based on the premise that board members of companies in which they have invested client assets should act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying Mercer’s voting policy are four fundamental objectives:

Mercer expects subadvisors to act in the best financial interests of Mercer clients and the Funds, as applicable, to protect and enhance the long-term value of their investments;

In order to do this effectively, Mercer expects subadvisors to utilize the full weight of Mercer client or Fund shareholdings in ensuring that their views have maximum impact in every vote;

Mercer expects subadvisors to have a strong commercial interest in ensuring that the companies in which they invest client and Fund assets are successful and to actively pursue this interest by promoting best practice in the boardroom; and

Mercer expects subadvisors to have appropriate procedures in place to deal with conflicts of interest in voting proxies; to that end, Mercer will not instruct subadvisors how to vote proxies.

For ERISA plan assets, when deciding whether to exercise – and in exercising – the right to vote proxies and other shareholder rights, in order to meet ERISA’s prudence and loyalty standards, fiduciaries, including Mercer, must comply with the following principles:

1.	act solely in accordance with the economic interest of the plan client and/or collective investment trust;

2.	consider any costs involved;
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3.	not subordinate the interests of the plan clients or collective investment trusts to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests;

4.	evaluate material facts that form the basis for any particular proxy vote or other exercise of shareholder rights;

5.	maintain records on proxy voting activities and other exercises of shareholder rights; and

6.	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights, such as providing research and analysis, recommendations regarding proxy votes, administrative services with voting proxies, and recordkeeping and reporting services.

Mercer has implemented this policy in order to support and encourage subadvisors to exercise sound corporate governance practice when voting proxies. Mercer Investments LLC will require all Fund subadvisors to provide to it their proxy policies; any material revisions thereto must be provided to Mercer Investments LLC as soon as is practicable, and as part of the periodic compliance due diligence process (see “North America Subadvisor Due Diligence Procedures”). Mercer Investments LLC will ensure that the Funds’ Board of Trustees receive copies of subadvisors’ proxy policies, or summaries thereof, and Mercer Legal and/or Compliance personnel will review each Fund subadvisor’s proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to Mercer rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally, Mercer personnel will follow up with the subadvisor contact to ensure receipt.

In certain circumstances, such as with respect to client investments in commingled investment funds managed by a subadvisor, Mercer retains responsibility to vote proxies on behalf of clients (unless directed otherwise by the client). In those cases, it is Mercer’s policy to vote in the best financial interests of its clients and, as applicable, to protect and enhance the long-term value of their investments. The applicable discretionary investment committee with respect to the client account shall be authorized to vote these proxies after consideration of potential conflicts of interest as described below, and in the case of ERISA plan assets, in compliance with the six principles described above.

Conflicts of Interest

Mercer and each of its subadvisors have respectively adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients (including the Mercer Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Mercer’s or its subadvisors’ clients and the interests of Mercer, its subadvisors or any affiliated person of Mercer. As described above, Mercer expects each subadvisor to have in place policies and procedures designed to address conflicts of interest in the proxy voting process. In those circumstances where Mercer votes a proxy related to a client or Fund holding, in reviewing these proxies to identify any potential material conflicts between the interests of Mercer and affiliated persons and those of its clients, Mercer will consider:

Whether Mercer, its subadvisors and affiliated persons have an economic incentive to vote in a manner that is not consistent with the best interests of Mercer’s clients. For example, Mercer may have an economic incentive to vote in a manner that would please corporate management if Mercer or an affiliate were in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Mercer. Such business could include, among other things, managing company retirement plans or serving as consultant for the company and its pension plans;

Whether there are any existing business or personal (including familial) relationships between a Mercer employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Mercer.

Form N-PX – Reporting; Disclosure of Proxy Voting Information

Pursuant to Section 30 of the Investment Company Act of 1940, the Funds must file their complete proxy voting record with the Securities and Exchange Commission (“SEC”) on Form N-PX not later than August 31 of each year for the most recent twelve-month period ended June 30. Mercer Investments LLC has delegated the gathering of this information from the Fund’s subadvisors to a proxy voting vendor. The vendor shall both file Form N-PX with the SEC and provide the required website

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to which Mercer Investments LLC may link its internet site in order to make such information available to Mercer Funds shareholders.

The Funds will disclose the Funds’, Mercer Investments LLC’s and each subadvisor’s proxy voting policies, or will provide a description or copy of them, as applicable, in the Statement of Additional Information (the “SAI”) included in the Funds’ Registration Statement on Form N-1A. The Funds will disclose that these proxy voting policies, or a description of them, are available without charge, upon request on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy, or description, the policy or the description (or a copy of the most recent SAI containing the policy or description) will be sent by first-class mail or other prompt delivery method within three business days of receipt of the request. The Funds will also disclose in the SAI that information is available about how the Funds voted proxies during the most recent twelve-month period ended June 30 on the SEC’s website at http://www.sec.gov.

REPORTING

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by contacting Mercer. Availability of proxy voting reports shall be described in Mercer Investments LLC’s Form ADV, Part 2A.

MAINTENANCE OF RECORDS

Mercer shall maintain and preserve permanently in an easily accessible place a copy of these Procedures and any modifications thereto. In addition, Mercer shall also maintain the following records relating to proxy voting in the event that Mercer, rather than a subadvisor, votes a proxy:

A copy of each proxy statement that Mercer receives regarding client securities which is not provided to a subadvisor;

A record of each vote cast by Mercer on behalf of a client;

Documentation relating to the identification and resolution of conflicts of interest related to the vote, if applicable.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than seven years, the first two years in an easily accessible place.

DELEGATION

Nothing in this policy shall be interpreted to prevent Mercer Investments LLC’s, Mercer Trust Company LLC’s and/or the Funds’ Chief Compliance Officer (“CCO”) from relying upon work performed, and reports written, by persons under the CCO’s supervision, provided the CCO determines that such delegation is appropriate.

EXCEPTIONS

Any exceptions to this policy must be approved, in writing, by the CCO.

RESOURCES

Any questions regarding this policy should be raised with the CCO or a member of the Legal &  Compliance Department. ■

Last Amended:	March 2021

Last Reviewed:	March 2021

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Acadian Asset Management LLC

Proxy Voting

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. We will have voting responsibility for all Acadian branded funds.

Should a separate account client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client as part of the investment management agreement whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies. Acadian has adopted the ISS voting policies for use when contractually directed by the client to votes proxies on their behalf in accordance with our proxy voting policy. We review the ISS policies at least annually and believe that they are reasonably designed to ensure that we vote proxies in the best interest of clients and that our voting decisions are insulated from any potential material conflicts of interest.

Should a client contractually direct Acadian to vote proxies on their behalf in accordance with Client specific voting policies and procedures, we will still utilize the services of ISS to cast the votes in accordance with the client’s instructions.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential material conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

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In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Head of Investment Operations will coordinate with members of our investment team to conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, Acadian will provide voting direction back to ISS and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. The reasons for any overrides and for voting against the ISS recommendation will be documented.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of our clients conflict with Acadian’s interests. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Head of Investment Operations will work with our compliance and investment team as needed to document (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

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Voting Process

Acadian’s Head of Investment Operations acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Last Updated: January 2021

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Applicable Entities / Rules

Applicable Entities:	American Century Investment Management, Inc.
Statutory/Regulatory:	Investment Company Act §30(b), Rule 30b1-4; Investment Advisers Act §206, 206(4)-6

Effective Date(s):	September/October 2004, Last Revised June 2025

Policy or Summary:	Policy
Related Summary:	Proxy Voting Policies and Procedures
Related Documents:

American Century Investment Management, Inc. (the “Adviser”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Adviser has been delegated the authority to vote proxies with respect to investments held in certain accounts it manages. The following is a statement of the proxy voting policies (the “Policies”) that have been adopted by the Adviser. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Adviser will apply the Policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Adviser in writing.

I.	General Principles

In providing the service of voting client proxies, the Adviser is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Adviser will use its best efforts to vote all proxies with respect to investments held in the client accounts it manages. Shares may not be voted if the cost or administrative burden of voting shares of a particular portfolio company in the judgment of the Advisor exceeds the benefit to fund shareholders. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment.

Although in most instances the Adviser will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Adviser may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Adviser include, but are not limited to, proxy contests and proposed mergers. In short, the Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

A.	Non-U.S. Proxies

The Adviser will generally evaluate non-U.S. proxies in the context of the Policies but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Adviser generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

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B.	Stewardship and Engagement

As long-term owners and as part of its stewardship efforts, the Adviser undertakes regular contact with portfolio company management to provide the Adviser an opportunity to gain additional information when voting proxies.

C.	Proposals Involving Sustainability Matters

The Adviser will vote with the expectation of maximizing shareholder value and believes that certain sustainability issues can potentially impact a company’s long-term financial performance. On a case-by-case basis, the financial materiality and potential risks or economic impact of the sustainability issues underpinning proxy proposals are considered and it is ultimately each team’s portfolio managers that are responsible for making the voting decision.

The portfolio management teams for portfolios that have sustainability considerations in their mandates can place emphasis around those considerations when voting proxies with the objective of enhancing outcomes.

D.	Exception Voting

The Adviser reserves the right to vote contrary to the Policies when, in its opinion, the vote will do the most to maximize the investment objective of the account.

II.	Specific Proxy Matters

A.	Routine Matters

1.	Election of Directors

a)	Generally. (i) The Adviser will generally support the election of directors that results in a board made up of a majority of independent directors. (ii) In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best position to evaluate the qualifications of directors and the needs and dynamics of a particular board. (iii) When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. (iv)The Adviser maintains the ability to vote against any candidate whom it believes is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. (v) Additional information the Adviser may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder, and/or (4) the nominee has sufficient time and commitment to serve effectively in light of the nominee’s service on other public company boards.

b)	Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit and/or compensation committees of the board.
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c)	Classification of Boards. The Adviser believes classified boards represent a form of anti-takeover device, which is generally not in the interests of minority shareholders. Accordingly, the Adviser will generally support proposals that seek to declassify boards. Additionally, the Adviser will oppose efforts to adopt classified board structures.

d)	Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. The Adviser believes that a majority of independent directors can help to facilitate objective decision making and enhance accountability to shareholders.

e)	Majority Vote Standard for Director Elections. The Adviser will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Adviser may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

f)	Separate CEO and Chair. The Adviser will generally vote against shareholder proposals requesting an independent chair if the board is majority independent. Conversely, if the board is not majority independent, the Adviser will generally vote in favor of management proposals to separate the roles of CEO and chair of the board of directors.

g)	Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

h)	Director Indemnification. The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary to attract and retain qualified directors.

2.	Ratification of Selection of Auditors

The Adviser will generally rely on the judgment of the portfolio company’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Adviser will generally vote against proposed auditors in circumstances where the auditor has or may have a potential conflict of interest, including where: (a) an auditor has a financial interest in or association with the company, and is therefore not independent; (b) non-audit fees are excessive compared to audit fees (c) the audit firm’s tenure is excessively long; or (d) there is reason to believe that the independent auditor has previously rendered an opinion to the company that is either inaccurate or not indicative

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of the company’s financial position.

B.	Compensation Matters

1.	Executive Compensation and Director Compensation

a)	Advisory Vote on Compensation. The Adviser believes there are several effective ways to convey concerns about compensation including voting against the advisory vote on executive compensation (say-on-pay proposals), voting against specific incentive plans or amendments to incentive plans it deems excessive or withholding votes from compensation committee members. The Adviser will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless there are inadequate risk-mitigation features or other specific concerns exist, including if the Adviser concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

b)	Frequency of Advisory Votes on Compensation. The Adviser generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

c)	Clawback of Incentive Compensation. The Adviser expects portfolio companies to structure executive compensation plans in a manner that does not encourage excessive risk-taking or insulate management from the consequences of failures of risk management and oversight. The Adviser generally supports properly-structured clawback provisions in executive compensation plans as a way to mitigate the potential for excessive risk taking. In evaluating compensation clawback proposals, the Adviser will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.

d)	Directors’ Stock Options Plans. The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will generally vote for director stock option plans that are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

2.	Equity Based Compensation Plans

The Adviser believes that equity-based compensation plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and retaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser may conduct an analysis of stock option, stock bonus or similar plans or material amendments thereto, including replenishing a with additional shares.

Features that may result in the Adviser voting against the initial adoption of a plan or

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subsequent amendment to replenish the plan with additional shares include whether the plan:

a)	Provides for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

b)	Resets outstanding stock options at a lower strike price, unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

c)	Establishes restriction periods shorter than three years for restricted stock grants;

d)	Does not reasonably associate awards to performance of the company (especially as it relates to the selection of appropriate vesting metrics, which ideally should contain both absolute and relative measures); or

e)	Is excessively dilutive to the company. Factors that will be considered in the determination include the company’s overall market capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base, which may justify somewhat greater dilution.

3.	Non-Stock Incentive Plans

Management may propose a variety of non-stock, cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

C.	Shareholder Rights

1.	One Share, One Vote. The Adviser generally supports proposals to equalize the voting rights of shareholders, including the elimination of special or super voting share classes and the establishment of single-class voting structures.

2.	Right to Call Special Shareholder Meetings. The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti- takeover measure and the Adviser will generally vote against proposals attempting to eliminate this right and for proposals
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attempting to restore it.

3.	Right to Act by Written Consent. The Adviser will generally vote for proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Adviser will generally vote against proposals on written consent if the company permits shareholders the right to call for a special meeting.

4.	Proxy Access. The Adviser believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement may have corporate governance benefits. Accordingly, the Adviser will generally vote in favor of proposals to adopt proxy access rules offering a balanced set of limitations. When considering such proposals, the factors taken into account will include the following: (i) the ownership percentages and holding periods proposed; (ii) the maximum proportion of directors that shareholders may nominate each year; and (iii) any other material restrictions included in the proposal.

D.	Anti-Takeover Proposals

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. In particular circumstances, the Adviser may vote in favor of some forms of control protective measures if they are responsive to a particular circumstance, are narrowly focused and have a sunset provision reasonably tied to the circumstances.

The items below discuss specific anti-takeover proposals.

1.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Adviser does not necessarily vote against the re-election of directors serving on staggered boards.

2.	Cumulative Voting

Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation especially when a company maintains a staggered or classified board.
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Accordingly, if a company has a staggered board, the Adviser will: a) vote in favor of any proposal to adopt cumulative voting, and b) vote against any proposal to eliminate cumulative voting that is already in place.

3.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion rights or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred stock if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective such as a financing instrument.

4.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred stock. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the

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increase is not excessive and is sought for proper corporate purposes, the Adviser will generally vote to approve the increase. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100% outstanding and otherwise reserved for all legitimate corporate purposes; increases in excess of 100% are evaluated on a case-by-case basis and will be voted affirmatively if management has provided sound justification for the increase.

7.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require approval by the vote of greater than a simple majority (generally ranging from 66% to 90%) of shareholder votes to approve any type of acquisition of the company.

The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. Accordingly, the Adviser will generally vote against the introduction of supermajority provisions and in favor of their removal.

8.	“Fair Price” Amendments

Fair price amendments are another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless the Adviser concludes that it is likely that the share price will not be negatively affected, and the proposal will not discourage acquisition proposals.

9.	Poison Pills or Shareholder Rights Plans

Some companies have retained some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain events the company board deems hostile, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.

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Proxy Voting Policies

policy

The Adviser will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Adviser will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in the Adviser’s view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

10.	Change in Control Agreements

Change in control (golden parachute) agreements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented. Features that may result in the Adviser voting against the adoption or extension of such an agreement include the following: (a) single-trigger or modified-single-trigger cash severance; (b) single-trigger acceleration of unvested equity awards; (c) excessive cash severance (greater than 3X base salary and bonus), especially when triggering adverse tax consequences for the recipient, the company, or both; (d) excise tax gross-ups triggered and payable (as opposed to a provision that provides excise tax gross-ups); (e) excessive change in control payments (on an absolute basis or as a percentage of transaction equity value; (f) recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or (g) the company’s assertion that a proposed transaction is conditioned on shareholder approval of the change in control advisory vote.

11.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states provide some type of legislation that greatly discourages takeovers. The Adviser will examine reincorporation proposals on a case-by-case basis.

Generally, if the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Adviser will also generally oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will generally vote affirmatively.

12.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
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Proxy Voting Policies

policy

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Adviser will generally vote in favor of any proposal to adopt confidential voting.

13.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will generally vote in favor of opting out of restrictive state takeover laws.

E.	Transaction-Related Proposals

The Adviser will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Adviser may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

F.	Other Matters

1.	Shareholder-sponsored proposals. Proposals introduced by shareholders will be evaluated for linkage between the proposal, its economic impact, and its potential to maximize long-term shareholder value. Where the economic impact of a proposal is unclear, the Adviser will generally rely on management’s assessment of the proposal if the Adviser believes the assessment is reasonable.

2.	Anti-Greenmail Shareholder Proposals. “Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

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Proxy Voting Policies

policy

3.	Director Tenure. Director Tenure proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will consider and assess such measures as appropriate.

4.	Director Share Ownership. The Adviser will generally vote against shareholder proposals that would require directors to hold a minimum number of the company’s shares to serve on the board of directors, in the belief that such ownership should be at the discretion of board members.

III.	Securities on Loan

The Adviser shall use commercially reasonable efforts to monitor for material proxy votes with respect to loaned securities. In the event the Adviser has timely knowledge of a material vote, the Adviser will attempt to recall the loaned securities and submit a proxy in accordance with these proxy guidelines. Efforts to recall loaned securities may not be successful and there can be no guarantee that a valid proxy will be submitted in all cases.

IV.	Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Policies, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Adviser will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Adviser’s Policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Adviser, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Adviser if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Adviser discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

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Proxy Voting Policies

policy

While the Adviser takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these Policies.

V.	Monitoring Potential Conflicts of Interest

The Adviser is responsible for monitoring and resolving possible conflicts between the interests of the Adviser and those of its clients with respect to proxy voting. The Adviser has adopted safeguards to address the potential that our proxy voting could be influenced by interests other than those of our fund shareholders and clients. Since our Policies are predetermined by the Adviser, application of the Policies to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with the Policies, the Adviser’s Proxy Voting Committee reviews all such proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and is consistent with the general principles of the Policies. The Proxy Voting Committee also assesses whether certain business or other significant relationships between the Adviser and a company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for immediate resolution prior to the time the Adviser casts its vote. With respect to personal conflicts of interest, the Adviser’s Code of Ethics requires all employees to avoid placing themselves in a compromising position where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers and other personnel involved with proxy voting with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

In addition, to avoid any potential conflict of interest that may arise when the Adviser votes proxies of a fund, portfolio, or other account (Adviser-Voted Portfolio”) that owns shares of an American Century fund, the Adviser will “echo vote” such shares, if possible. Echo voting means the Adviser will vote the shares in the same proportion as the vote of all the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any Adviser-Voted Portfolio that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible, shares will be voted in consultation with the Adviser-Voted Portfolio client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

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The Policies will be examined from time to time and may be amended by the Adviser. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner that will most enhance shareholder value.

Case-by-case determinations will be made by the Adviser. Electronic records will be kept of all votes made.

B-18

Ares Proxy Voting Guidelines

Ares Management LLC and its related investment advisers (“Ares” or the “Firm”) recognize that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Accordingly, Ares has adopted the following Proxy Voting Policies and Guidelines for the purpose of complying with applicable regulations and to provide transparency into Ares’ approach to voting proxies.

Where Ares has been granted discretion by a Client to exercise by proxy the voting rights of securities beneficially owned by such Client, Ares will exercise all voting rights delegated to it by the Client with respect to Client Securities, except as provided in this policy.

Client refers to Ares’ advisory clients, which are comprised of various pooled investment vehicles, including public and private investment funds, single investor funds, co-investment vehicles, joint ventures, CLOs, CDOs and other structured investment vehicles, special purpose vehicles, alternative investment vehicles, feeder vehicles (collectively, “Funds”), and other separately managed accounts and institutional clients.

Investor refers to any current, prospective or former investor in a Client and any representatives of the same.

Client Securities refers to securities beneficially owned by a Client.

Ares will vote proxies so as to maximize the economic value of the Client Securities and otherwise serve the best interests of each Client. In determining how to vote, the appropriate investment professionals of Ares will consider the interests of each Client and its Investors as well as any potential conflicts of interest. In general, Ares will vote proxies in accordance with the guidelines set out below, which are designed to maximize the value of Client Securities (the “Guidelines”), unless any of the following is true:

•	Ares’ agreement with the Client requires it to vote proxies in a certain way

•	Ares has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote

•	the subject matter of the vote is not covered by the Guidelines

•	a material conflict of interest is present

•	Ares finds it necessary to vote contrary to the Guidelines to maximize Investor value or the best interests of the Client

Upon receipt of any materials related to the voting of proxies on behalf of a Client, all such materials should be provided to the Ares Operations Team.

Ares will generally use the following guidelines in determining how to vote shareholder proxies:

•	Elections of Directors – In general, Ares will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board of directors of an issuer of Client Securities (an “Issuer”) or Ares determines that there are other compelling reasons for withholding the Client’s vote, it will determine the appropriate vote on the matter. Among other reasons, Ares may withhold votes for directors when:

-	Ares believes a direct conflict of interest exists between the interests of a director and the shareholders

-	Ares concludes that the actions of a director are unlawful, unethical, or negligent

-	Ares believes a director is entrenched or dealing inadequately with performance problems or is acting with insufficient independence between the board and management

-	Ares believes that, with respect to directors of an Issuer, there is insufficient information about the nominees disclosed in the proxy statement

•	Appointment of Auditors – As Ares will generally rely on the judgement of an Issuer’s audit committee in selecting the independent auditors who will provide the best services to the Issuer. Ares will generally support management’s recommendation in this regard; however, Ares believes that independence of auditors is paramount to the protection of shareholders and will vote against auditors whose independence appears to be impaired.

•	Changes in Governance Structure – Changes in the charter or bylaws of an Issuer may be required by state or federal regulation. In general, Ares will cast a Client’s votes in accordance with management’s recommendation on such proposals; however, Ares will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.
B-19

•	Corporate Restructurings and Reorganizations – Ares believes that proxy votes dealing with corporate restructurings and reorganizations, including mergers and acquisitions, are an extension of the investment decision. Ares will analyze such proposals on a case-by-case basis and vote in accordance with its view of each Client’s interests.

•	Proposals Affecting Shareholder Rights – Ares will generally cast a Client’s votes in favor of proposals that give shareholders a greater voice in the affairs of an Issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares will balance the financial impact of the proposal against any impairment of shareholder rights as well as of the Client’s investment in the Issuer.

•	Corporate Governance – As Ares recognizes the importance of good corporate governance, Ares will generally favor proposals that promote transparency and accountability within an Issuer.

•	Anti-Takeover Measures – Ares will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the effect such measure is likely to have on shareholder value.

•	Stock Splits – Ares will generally vote with management on stock split matters.

•	Limited Liability of Directors – Ares will generally vote with management on matters that could adversely affect the limited liability of directors.

•	Social and Corporate Responsibility – Ares will review proposals related to social, political, and environmental issues to determine whether they may adversely affect shareholder value. Ares may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

•	Executive and Directors Compensation – Ares will evaluate, on a case-by-case basis, any proposals regarding stock option and compensation plans. Ares will generally vote against any proposed plans that Ares believes may result in excessive transfer of shareholder value.

Ares will typically not delegate its voting authority to any third party, although it may retain an outside service to provide voting recommendations and to assist in casting and analyzing votes. Ares will, in most instances, vote proxies consistently across all Clients holding the same Client Securities. Because Ares will make voting determinations based on the interests of each individual Client, there may be circumstances when Ares will vote differently on behalf of different Clients with respect to the same proposal.

Disclosure

Ares will inform each Client of these Proxy Voting Policies and Guidelines and any material changes made to this Proxy Voting Policy. Upon request Ares will promptly provide to a Client a copy of the current Proxy Voting Policy and Guidelines. Clients may obtain information about how Ares voted proxies on behalf of such Client upon request.

Conflicts of Interest

If Ares determines that a potential conflict of interest exists, Ares may choose to resolve the conflict by following the recommendation of a disinterested third party, by seeking the direction of each affected Client or, in extreme cases, by abstaining from voting.

Some examples of potential conflicts of interest include:

•	Ares provides investment advice to an officer or director of an issuer and Ares receives a proxy solicitation from that issuer, or a competitor of that issuer

•	an issuer or some other third party offers Ares or an employee, officer or director of Ares compensation in exchange for voting a proxy in a particular way

•	an employee, officer or director of Ares or a member of an such person’s household has a personal or business relationship with an issuer

•	an employee, officer or director of Ares has a beneficial interest contrary to the position held by Ares on behalf of a Client

•	Ares holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios

•	any other circumstance where Ares’ duty to service its Clients’ interest could be compromised

Recordkeeping

Ares will retain the following records pertaining to these Proxy Voting Policies and Procedures in accordance with Rule

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204-2 under the Investment Advisers Act of 1940:

•	Proxy Voting Policies and Procedures

•	all proxy statements received (or Ares may rely on proxy statements filed on the EDGAR system of the SEC)

•	records of votes cast

•	records of requests for proxy voting information by Clients and a copy of any written response by Ares to any Client request on how Ares voted proxies on behalf of the requesting Client

•	any specific documents prepared or received in connection with a decision on a proxy vote

If Ares uses an outside service, it may rely on such service to maintain copies of proxy statements and records, so long as the service will provide a copy of such documents promptly upon request.

B-21

Compliance Policies and Procedures Proxy Voting

Summary

Investment advisers are required to implement policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, Aristotle Pacific’s proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in applicable Department of Labor guidance.

Aristotle Pacific’s authority to vote proxies for clients is established by the Investment Management Agreement (“IMA”) or comparable documents. Aristotle Pacific manages fixed income strategies; therefore the volume of proxies is relatively low.

Policy

Aristotle Pacific generally follows the voting guidelines included in this Policy; however, each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the IMA or comparable document, and all other relevant facts and circumstances at the time of the vote to ensure that proxies are voted in the best interest of clients.

Conflicts of Interest

Aristotle Pacific takes reasonable measures to identify the existence of any material conflicts of interest related to voting proxies. A potential conflict of interest may exist when Aristotle Pacific votes a proxy for an issuer with whom:

●	Aristotle Pacific maintains a material business relationship
●	Aristotle Pacific Senior Management or Portfolio Manager(s) maintain a personal relationship

Conflicts based on material business relationships or dealings with affiliates of Aristotle Pacific will only be considered to the extent that Aristotle Pacific has actual knowledge of such material business relationships. Aristotle Pacific employees are periodically, and no less than annually, reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of business or personal relationships and to bring potential and actual conflicts of interest to the attention of the Aristotle Pacific CCO. Additionally, employees of Aristotle Pacific, including senior management and the portfolio managers, are required to disclose certain activities, relationships and personal interests that may create, or appear to create an actual or potential conflict of interest. Aristotle Pacific will not vote proxies relating to such issuers identified as being ii involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented. When a material conflict of interest exists, Aristotle Pacific will choose among the following options to eliminate such conflict:

●	Vote in accordance with the Voting Guidelines (outlined below), if the voting scenario is covered in the Voting Guidelines and involves little or no discretion;
●	If possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;
●	If practical, notify affected clients of the conflict of interest and seek a waiver of the conflict for the proxy to be voted;
●	If agreed upon in writing with the client, forward the proxies to the affected client or their designee and allow the client or their designee to vote the proxies.
B-22

Compliance Policies and Procedures Proxy Voting

The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that Aristotle Pacific acted in the best interest of its clients.

Abstaining from Proxy Voting

In certain circumstances, Aristotle Pacific may choose to abstain from voting a proxy. In instances when Aristotle Pacific deems abstention to be in the best interest of its client(s), Aristotle Pacific will formally indicate its abstention on the proxy to ensure the vote is properly recorded. Considerations that may cause Aristotle Pacific to abstain from voting include but are not limited to:

●	When the cost of voting the proxy outweighs the benefits or is otherwise impractical;
●	International constraints for timing and meeting deadlines;
●	Restrictions on foreign securities including share blocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting); and
●	Any instance where the Firm feels there is insufficient information to determine the most reasonable course of action on behalf of a client; and
●	When a client provides specific instruction to abstain from a vote as outlined in the Client Instruction section below.

Any proxies that Aristotle Pacific chooses not to vote will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction

Under certain circumstances a client may delegate proxy voting authority to Aristotle Pacific and provide specific voting instructions. The IMA must reflect the terms and conditions of the arrangement. As agreed to in the IMA, Aristotle Pacific will vote in accordance with the client’s specific instructions which may or may not align with this policy. Clients should be aware that providing specific instructions may result in voting that may be contrary to how Aristotle Pacific would have voted using the Voting Guidelines or their own analysis.

Differences in Proxy Vote Determinations

Aristotle Pacific may determine that specific circumstances require that proxies be voted differently among accounts due to the accounts’ Investments Guidelines or other distinguishing factors. Aristotle Pacific may from time to time reach contrasting but equally valid views on how best to maximize economic value in respect to a particular investment. This may result in situations in which a client is invested in portfolios with dissimilar proxy outcomes. In those situations, the other portfolios may be invested in strategies having distinctive investment objectives, investment styles or investment professionals. However, Aristotle Pacific generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. Any differences among proxies for other portfolios will be reviewed, approved and documented by senior management and the Aristotle Pacific CCO prior to the vote being cast.

Client Disclosure and Availability of Proxy Voting Policies and Procedures

Aristotle Pacific provides a copy of its proxy voting policy and procedures to clients upon request. Clients can obtain information on how proxies were voted for their account upon request. Compliance provides proxy filing information to the advisors of 40 Act Accounts as requested for the purpose of filing proxy information annually with the SEC.

Voting Guidelines

Proxy proposals generally fall into one of the following categories: Reports and approval of accounts; Financial operations; Board elections; Remuneration; Engagement; and other relevant issues (e.g., shareholder and business proposals) In all cases, Aristotle Pacific will vote the proxies in a manner that is consistent with the best interest of its clients as follows:

B-23

Compliance Policies and Procedures Proxy Voting

●	Reports and approval of accounts (e.g., approval of financial statements, allocation of income, appointment of auditors, etc.): Aristotle Pacific generally votes with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

●	Financial operations (e.g., mergers and acquisitions, corporate restructuring, etc.): Aristotle Pacific generally votes with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

●	Board elections: Board nominations are evaluated on a case-by-case basis. Aristotle Pacific is supportive of NASDAQ’s Diversity requirements[1]. In the event any underlying issuer does not have at least two diverse[2] board members, we expect to vote against resolutions or proposals to re-elect or appoint a new, non-diverse board candidate[3]. Where an issuer has two or more diverse board members, Aristotle Pacific may vote in-line with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

●	Remuneration and compensation practices: Votes related to remuneration and compensation are evaluated on a case-by-case basis. Aristotle Pacific expects to specifically review instances of increased compensation (including bonus compensation) when the CEO to median employee ratio is higher than 300 to 14 based on public remuneration disclosures by an issuer.

●	Shareholder engagement related proxies: These proxies are evaluated on a case-by-case basis. Aristotle Pacific generally expects to vote against any resolution that would reduce or restrict shareholder rights or engagement activities without compensation deemed reasonable to justify such restriction.

●	Shareholder proposals and other voting issues, including ESG-related issues not described above, are evaluated on case-by-case basis with consideration to our ESG policy. If a proposal relates to the disclosure of material[5] ESG-related information (e.g., disclosure related to climate risk), and does not create duplicate disclosure effort or an unreasonable cost burden to the company, we generally expect to vote in favor of such proposal.

Any proxies that Aristotle Pacific votes outside of these general Voting Guidelines will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

1 https://listingcenter.nasdaq.com/assets/RuleBook/Nasdaq/filings/SR-NASDAQ-2020-081.pdf

2 Defined per NASDAQ (see Footnote 1) as referring to any person who self-identifies as female, Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Middle Eastern / North African, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+.

3 Aristotle Pacific’s review is limited to publicly available data that is reasonably practicable to locate or otherwise identify, and/or readily available in ESG disclosures

4 https://www.forbes.com/sites/niallmccarthy/2021/07/15/americas-most-staggering-ceo-to-worker-pay-ratios-infographic/?sh=59eb3a762c56

5 As defined by SASB as ESG risks that create a financial or operational impairment to a company https://www.sasb.org/standards/materiality-map/

B-24

Compliance Policies and Procedures Proxy Voting

Procedures

All proxies are sent to the appropriate Aristotle Pacific portfolio manager(s), ESG product specialist and analyst responsible for the security held in a client account for their review and recommendation. These individuals research the implications of proxy proposals and make voting recommendations specific for each account that holds the related security. Aristotle Pacific portfolio managers are ultimately responsible for voting any client proxy. Aristotle Pacific uses information gathered from research, company management, and outside shareholder groups to reach voting decisions. In determining how to vote proxy issues, Aristotle Pacific votes proxies in a manner intended to protect and enhance the economic value of the securities held in client accounts.

Aristotle Pacific utilizes ISS ProxyExchange (“ProxyExchange”) to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyExchange generates reports and provides information to assist in the review and monitoring of votes cast. The holdings in certain client accounts are electronically sent to the ProxyExchange system by the custodians to ensure that Aristotle Pacific is voting the most current share position for clients. Once Compliance receives email notification from ProxyExchange that there are proxies in the system to be voted, a ballot is created as a distributable unmarked ballot and sent via email to the appropriate parties for review. The portfolio managers respond with their voting decisions.

Compliance has the responsibility to vote the proxies according to the Portfolio Manager selections. Once voted, an email is sent via ProxyExchange to the client, client account custodian or third party as defined in the IMA confirming that proxies have been voted. An email is received from ProxyExchange confirming the vote was submitted.

For those client accounts not on the ProxyExchange system, all custodian banks and trustees are notified of their responsibility to forward to Compliance all proxy materials. When Compliance is notified of an upcoming proxy for the accounts on ProxyExchange, the proxy material is verified to have been received for the accounts not on ProxyExchange as well. If an expected proxy is not received by the voting deadline, Compliance will direct the custodian or trustee to vote in accordance with Aristotle Pacific’s instructions. The final authority and responsibility for proxy voting remains with Aristotle Pacific.

Oversight Controls

Compliance reviews the proxy votes cast to make sure Aristotle Pacific is following the proxy voting policies and procedures. Compliance reviews, no less than annually, the adequacy of the proxy voting policies and procedures to make sure that they have been implemented effectively, including whether the policies continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

Last Updated

September 30, 2024

B-25

Proxy Voting Policy

April 1, 2025

Introduction

Our policy is to vote securities held in client portfolios consistent with our fiduciary duty of care and loyalty and in a manner consistent with the best interest of our clients and, in the case of benefit plans subject to ERISA, in the best interest of their plan participants and beneficiaries. This policy applies to client portfolios for which we have discretionary voting authority. Our proxy voting authority is evidenced in the client’s account agreement or other written client communication. Capitalized terms used in this policy and not defined have the meaning ascribed in the Compliance Manual.

Use of Third Party Proxy Service Provider

We have retained Institutional Shareholder Services (ISS), a leading global proxy service provider, to provide proxy voting services to the client portfolios that we manage. ISS services include the following:

●	globally monitoring corporate voting events and public information affecting such events that affect the issuers of securities held in client portfolios as required to cast informed votes;

●	voting client portfolio securities, consistent with the relevant ISS voting policies and guidelines, in a timely manner; and

●	maintaining certain records concerning the foregoing required by applicable law, rule or regulation, including the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Labor (DOL).

Rationale for Using Third Party Proxy Service Provider

We believe that engaging ISS for proxy voting services is in the best interest of our clients because ISS has a demonstrated comparative advantage relative to our firm’s resources and expertise in this area. In particular, ISS has:

●	a large, dedicated team of experts, researchers and thought leaders in corporate governance matters utilizing both subject-matter and local market expertise;

●	global monitoring capabilities to identify corporate voting events, and public information related to such events, affecting issuers of securities held by client portfolios (including issuer proxy materials and updates thereto);

●	wide-ranging benchmark proxy voting guidelines developed using its internal experience and expertise, as well as input from institutional investors and global issuers, supporting well-researched and informed votes;

●	established proxy voting technology and operations platforms; and

●	appropriate compliance policies and procedures, including procedures for addressing material conflicts of interest in its business.

Further, we believe engaging ISS for proxy voting services is in the best interests of our clients because corporate matters subject to shareholder votes tend to be less impactful to our investment process and our stated risk adjusted return objectives for our client portfolios. Our investment process utilizes quantitative methods that identify and incorporate investment signals into its proprietary return, risk and transaction cost models. Our investment professionals do not typically engage in traditional equity asset management activities, such as actively researching individual companies, systematically reviewing or analyzing individual regulatory filings (such as annual and quarterly reports and proxy materials) or engaging directly with company executives. ISS has a demonstrated comparative expertise in this area.

Use of Automated Proxy Service

We utilize ISS’ automated voting process, through which ISS generally completes and submits our client portfolios’ proxy votes in accordance with agreed upon voting policies without the votes being reviewed in advance by us. Since ISS submits the votes

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without our prior review, we do not analyze soliciting materials released by an issuer between ISS making its voting recommendation and votes being submitted (and we do not have any particular comparative expertise in this area relative to ISS’ established capabilities and processes). We do, however, assess (typically on an annual basis) ISS’ procedures for reviewing such soliciting materials released by issuers, and we have instructed ISS to cast votes as close to the voting deadline as is reasonably practicable so that ISS can take soliciting materials released by an issuer after ISS has made its voting recommendation into account before finalizing voting decisions.

Third Party Proxy Service Provider Benchmark Voting Policies

ISS maintains a set of benchmark proxy voting policies that are published on ISS’ official website (issgovernance.com). These policies are typically updated annually through ISS’ internal review process which takes into account feedback from the institutional investor community and global issuers on corporate and governance best practices. We review these policies on an annual basis to determine whether we believe such policies are consistent with the objective of maximizing shareholder value and, as applicable, consistent with our obligations under ERISA.

Unless instructed otherwise by a client (which is not typical among our clients), we apply ISS’ benchmark proxy voting policies uniformly across all client portfolios for which we have discretionary voting authority. We believe a uniform set of guidelines is appropriate because we apply the same uniform investment process across all client portfolios with the same uniform investment objective of maximizing risk adjusted returns for our client portfolios. For separately managed accounts and / or Arrowstreet Sponsored Funds that require a more customized policy (e.g., to address client specific policy matters), we will seek to collaborate with such separately managed account client and / or Arrowstreet Sponsored Fund and ISS to apply an existing specialty policy or to implement a custom policy to address such requirements, consistent with our investment process. With respect to Arrowstreet Sponsored Funds, proxy voting policies are applied only at the fund level and different voting policies are not applied on an investor-by-investor basis.

We may, in our discretion, choose to override a decision of ISS with respect to a proxy vote in circumstances where ISS discloses a material conflict of interest prior to a voting deadline and we determine that doing so would be in the best interests of our clients. For more information, see “Conflicts of Interest” below.

Third Party Proxy Service Provider Selection and Monitoring

As part of the selection and monitoring process we assess the following (typically on an annual basis):

●	the quality of the proxy service provider’s staffing and personnel;

●	the technology and information used to form the basis of the proxy service provider’s voting recommendations;

●	the processes and methodologies the proxy service provider uses in formulating its voting recommendations, including its ability to ensure that its proxy voting recommendations are based on current and accurate information, and when and how the proxy service provider engages with issuers and third parties;

●	the proxy service provider’s policies and procedures to confirm they comply with applicable laws and require a focus on material economic considerations and that the economic interests of its clients are not subordinated to other interests;

●	the adequacy of the proxy service provider’s disclosure of its processes and methodologies;

●	the proxy service provider’s policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities;

●	any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm; and

●	whether the proxy voting advisor is required to maintain information about the votes of our clients confidential.
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In addition, we perform the following monitoring procedures on an annual, semi-annual, quarterly and monthly basis:

●	Annual. On a no less than annual basis, we review the adequacy of ISS’ (i) staffing and personnel; (ii) policies and procedures relating to the voting of proxies, including when and how ISS engages with and seeks input from issuers and third parties; (iii) policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities; (iii) technology and information used to form the basis of ISS’ voting recommendations; (iv) disclosure of its procedures and methodologies in formulating voting recommendations; and (v) updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

●	Semi-Annually. On a no less than semi-annual basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm, on a post-vote basis, that ISS proxy voting recommendations were based on current and accurate information (such sampling includes a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS was based on a factual error, incompleteness or methodological weaknesses in ISS’ analysis that materially affected one or more votes for a client portfolio, we will take reasonable steps to investigate the matter, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether ISS is taking reasonable steps to seek to reduce the likelihood of similar errors occurring in the future. As part of such investigation, we shall consider any information that we deem appropriate, which may include, among other things:

o	ISS’ process for ensuring that it has complete and accurate information about the issuer and each particular matter;

o	Our ability, if any, to access the issuer’s views about ISS’ voting recommendations;

o	ISS’ efforts to correct any identified material deficiencies;

o	ISS’ disclosure regarding the sources of information and methodologies used in formulating voting recommendations and executing voting instructions; and

o	ISS’ consideration of factors unique to specific issuers and proposals when evaluating matters subject to a shareholder vote.

●	Quarterly. On a no less than quarterly basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm that they are voted in a manner consistent with the ISS Proxy Guidelines.

●	Monthly. On a no less than monthly basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm, on a pre-vote basis, that ISS proxy voting recommendations are based on current and accurate information (such sample to consist of a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS is based on a factual error, incompleteness or methodological weaknesses in ISS’ analysis that would otherwise materially affect one or more votes for a client portfolio, we will take reasonable steps to investigate the matter taking into account the information outlined above relative to the semi-annual, post-vote review and engage with ISS to the extent practicable prior to the voting the applicable proxy.

We also receive monthly reporting from ISS on the following matters, as applicable, during the applicable period:

o	Material changes to ISS’ conflict of interest policies or procedures;

o	Changes or updates to ISS’ business so that we can determine whether such changes or updates are relevant to an assessment of ISS’ ability to provide proxy voting advice;

o	Conflicts of interest identified in connection with a proxy vote for a client portfolio that were not appropriately remediated or escalated in writing to us for remediation; and

o	“Votes against” applicable ISS proxy voting guidelines relative to our client portfolios.
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●	Ongoing. On an ongoing basis we coordinate between our firm, the custodian(s)/administrators of client portfolios subject to this policy, and ISS to facilitate the delivery of proxies and related materials for the respective client portfolio securities in a timely manner (it being understood, however, that our ability to vote proxies is dependent on the timely and accurate delivery of proxy data from the applicable custodian/administrator to ISS which may be delivered too late to take action, or not at all).

In addition, we will review the adequacy of this policy not less than annually to confirm that the policy (i) has been implemented in accordance with its terms and (ii) has been formulated reasonably and implemented effectively, including whether the policy is reasonably designed to ensure that proxies are voted in the best interests of clients as described above.

Environmental, Social and Governance (ESG) Voting

Certain environmental, social and corporate governance (ESG) voting matters are taken into account in ISS’ standard benchmark proxy voting policies. In addition, upon the request of a client, we may implement (through ISS) enhanced ESG specific voting procedures with respect to the securities held in such client’s portfolio. For such clients, we contract with ISS to cast votes based on a mutually agreed specialized ISS proxy voting policy. ISS then monitors events affecting the issuers of securities, as required, to cast informed votes, make decisions on voting securities and maintain necessary records on the votes cast. As disclosed in the applicable Arrowstreet Sponsored Fund’s offering documents, ESG specific voting procedures have been implemented in certain Arrowstreet Sponsored Funds that orient their portfolios on the basis of certain ESG factors. We do not expect to add ESG specific voting procedures to our other Arrowstreet Sponsored Funds.

Third Party Proxy Service Provider Fees

We pay for the cost of ISS’ proxy voting services, except in the case of individually tailored proxy voting guidelines, in which case the cost of such service may be negotiated with the client.

Recordkeeping

The Chief Compliance Officer will maintain, or cause ISS to maintain, as applicable, the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by a client or by applicable law:

●	Arrowstreet. We will maintain the following records with regard to this policy:

o	Copies of this policy (and revisions thereto);

o	A copy of each written client request for information on how we or ISS voted that client’s shares, and a copy of any written response by us to any written or oral client request for such information;

o	A copy of each document prepared by us that was material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision;

o	A record of each vote cast by the firm on behalf of a client in which we override ISS’ recommendation;

o	Documentation relating to any conflict of interest review undertaken by the Chief Compliance Officer; and

o	Documentation relating to the due diligence and review of the proxy service provider.

●	ISS. We will cause ISS (a registered investment adviser) to (i) maintain the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by the firm and (ii) produce such records promptly on request:

o	Copies of ISS’ Proxy Voting Guidelines and policies and procedures relating to the voting of proxies and management of conflicts of interest (and revisions thereto);

o	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s
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EDGAR system;

o	A copy of each research report prepared by ISS material to making a decision on how to vote proxies on behalf of our clients; and

o	A record of each vote cast by or on behalf of the firm with respect to client shares.

Conflicts of Interest

We believe that, as a result of utilizing ISS, conflicts of interest between the firm and a client in the proxy voting context will be rare. In the event conflicts of interest arise, such as when ISS notifies us of a conflict of interest involving a proxy recommendation, we will exercise discretion as to whether following the ISS recommendation is in the best interests of our clients.

The Chief Compliance Officer will review any such conflict of interest and use their best judgment to address any such conflict of interest and ensure that it is resolved in accordance with their independent assessment of the best interests of the relevant clients. Such resolution may include, among other things, the firm seeking voting instructions from any affected client.

If ISS notifies the firm of a conflict of interest with respect to a proxy vote after such vote has been taken, the Chief Compliance Officer shall take such action as they deem necessary or appropriate under the circumstances.

It is our policy not to accept any input from any other person or entity in connection with proxy voting decisions, with the exception of a client directed vote or votes made by ISS. In the event that a firm investment professional is pressured or lobbied either from within or outside of the firm with respect to any particular proxy voting decision, such event shall be reported to the Chief Compliance Officer.

Limitations on Exercising Right to Vote

The following are some of the limitations on our ability to vote proxies on behalf of clients. This is not intended to be an exhaustive list.

●	Shareblocking Markets. We may, in certain cases, refrain from voting if voting could potentially restrict our ability to sell a particular security for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, we generally instruct ISS to refrain from voting in shareblocking markets.

●	Securities Lending. Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client portfolio lending the security cannot vote that proxy.

●	Prime Broker Rehypothecation. Certain client portfolios whose securities are held at a prime broker may be subject to rehypothecation. Shares of an issuer could be rehypothecated while that issuer is conducting a proxy solicitation. If securities are rehypothecated at the record date, the proxy for that security cannot be voted.

●	Costs of Voting Proxies; Power of Attorney and Other Documentation. Our ability to vote proxies on behalf of client portfolios is dependent on the specific requirements within each jurisdiction being satisfied. If we determine that the monetary and/or nonmonetary costs of voting in a particular case are likely to exceed the expected economic benefits of voting, ISS may not vote. This is likely to occur, for example, in cases where particular documentation, a registration or a power of attorney is required for proxy voting in certain markets or specific meetings and such documents have not been provided (or facilitated). As neither we nor ISS is privy to the specific client/custodian arrangements, it is the responsibility of the client and/or the client custodian to ensure the necessary documentation is in place for voting purposes.

●	Timely Communication of Proxies by Custodian. Our ability to vote proxies on behalf of the client portfolios that we manage is dependent, in part, on the effective and timely communication of proxies and related materials from the client’s custodian to ISS. We may be unable to vote client proxies if such proxies and related materials are not received, or received too late to take action thereon. It is the responsibility of the applicable client custodian to vote proxies in accordance with instructions received from ISS.
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●	Portfolio Termination. In the event of a portfolio termination, Arrowstreet will manage proxies for any meeting having a record date on or prior to the effective date of such termination (which includes voting proxies for meetings occurring after such effective date, if the meeting record date occurred prior to termination). Reporting on such proxy votes following a portfolio termination is available upon request.

Client Directed Proxy Voting

We may, in limited circumstances, accept client voting directions or guidelines for separately managed accounts. In most cases, we typically do not expect to receive directions or guidelines from clients regarding the voting of securities held in client portfolios and recommend that any client wishing to direct the voting of its securities should either retain the voting authority directly or grant such authority to another party. Any such action should be reflected in the client’s portfolio agreement or other written document.

As it relates to the Arrowstreet Sponsored Funds, we do not accept voting directions or guidelines on an investor by investor basis.

Interpretation and Administration

The Chief Compliance Officer is authorized to interpret this policy and adopt additional procedures for its administration. The Chief Compliance Officer may waive any provision of this policy in any particular case if consistent with the goals of the policy.

Obtaining Policies and Proxy Records

Clients may contact our Chief Compliance Officer by calling 617-919-0000 or via e-mail at regcompliance@arrowstreetcapital.com for a copy of the ISS proxy voting guidelines (or obtain them online from ISS’ website) or to obtain a record of how proxies were voted for their portfolio.

*          *          *

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Proxy Voting Guidelines

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Proxy Voting Guidelines

Risk factors

The views expressed should not be considered as advice or a recommendation to buy, sell or hold a particular investment. They reflect opinion and should not be taken as statements of fact nor should any reliance be placed on them when making investment decisions.

This communication was produced and approved in December 2024 and has not been updated subsequently. It represents views held at the time of writing and may not reflect current thinking.

Potential for profit and loss

All investment strategies have the potential for profit and loss. Past performance is not a guide to future returns.

This communication contains information on investments which does not constitute independent research. Accordingly, it is not subject to the protections afforded to independent research, but is classified as advertising under Art 68 of the Financial Services Act (‘FinSA’) and Baillie Gifford and its staff may have dealt in the investments concerned.

All information is sourced from Baillie Gifford & Co and is current unless otherwise stated.

The images used in this article are for illustrative purposes only.

bailliegifford.com

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Proxy Voting Guidelines

Proxy Voting
Guidelines

Voting is integral to our role as responsible stewards of our clients’ capital. Our voting analysis and decisions are driven by what we consider will promote the company’s long-term prospects, thereby supporting the outcomes we aim to deliver to our clients. In line with our investment philosophy, our voting analysis is bottom-up and led by each investment case.

Rather than applying prescriptive policies, we assess every resolution case-by-case. We believe that a prescriptive approach can lead to unwarranted and, in some cases, perverse outcomes that may not be in the best interests of a particular company, given its stage of development and the wider geographical and industrial context.

These guidelines are aligned with our Stewardship principles. They provide insight into our voting process and approach to matters routinely presented for a vote at shareholder meetings at public companies. Regarding our private company assets, these guidelines are used to inform our position as appropriate, recognising that different shareholder approval mechanisms, such as written consent, may apply to private assets. These guidelines do not indicate how we will vote on specific topics.

Our Stewardship principles

Long-term value creation

Governance fit for purpose

Alignment in vision and practice

Sustainable business practices

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Proxy Voting Guidelines

How we exercise voting rights

We prefer to take direct voting responsibility for our clients to strengthen our stewardship effectiveness. We do not outsource voting analysis or recommendations, we use proxy advisors for information only. Instead, voting analysis and execution are carried out in-house by our central Voting Team in collaboration with investment teams. This approach allows for more effective integration of voting into our investment process and broader stewardship activities. Most votes are submitted electronically using our proprietary in-house system, which enhances efficiency and accuracy.

Reporting

Being transparent about how we vote on behalf of our clients is a vital aspect of our stewardship responsibility. We make vote reporting available to institutional clients and we also publish high-level voting information on our website*.

Split voting

Our investment teams will occasionally vote differently on the same general meeting resolution. This aligns with our decentralised and autonomous investment culture: investment teams make decisions in clients’ best interests, according to the aims of their specific investment strategy. Split votes are reported in the proxy voting disclosure on our website. They are communicated to the company, along with the rationale for the different voting decisions.

*This does not, at this point in time, include information about engagements or voting in relation to private investments.

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Proxy Voting Guidelines

Refraining from voting

We endeavour to vote all our clients’ holdings in every market. However, this may occasionally be impossible for regulatory reasons or operational constraints, such as:

01.	Share blocking – in certain markets, voting shares can prevent us from trading for a set period, which may not always be in our clients’ best interests.

02.	Share lending – we cannot vote on a client’s shares if they have lent them. If we deem a meeting to be significant or contentious, we may request that the client recalls the stock on loan so we can vote.

03.	Conflicts of interest – we have processes to identify and prevent or manage potential proxy voting-related conflicts of interest to ensure that the firm always acts in our clients’ best interests.

In some cases, the appropriate resolution is not to vote. Baillie Gifford’s firmwide conflict of interest disclosure is on our website.

Significant votes

In response to disclosure requirements for UK and European Union pension scheme clients under the Shareholders’ Rights Directive II, we have created our Significant Vote framework. Whether a vote is considered significant is necessarily subjective. Here is a non-exhaustive list of potentially significant voting situations:

•	Baillie Gifford’s voting decision had a material impact on the outcome of the meeting.

•	Management resolutions that received 20 per cent or more opposition.

•	Misaligned remuneration.

•	Contentious equity issuance.

•	Shareholder resolutions that received 20 per cent or more support from shareholders.

•	Where there has been a significant reported audit failing.

•	Mergers and acquisitions.

•	Where we have opposed the financial statements/annual report.

•	Where we have opposed the ratification or election of directors.

•	Where we identified material environmental, social or governance (ESG) factors* that resulted in Baillie Gifford opposing management.

*Per our ESG Integration Approach, we define material ESG factors as those that we believe are likely to affect the financial condition or operating performance of a holding, with a consequent positive or negative impact on long-term investment returns.

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Proxy Voting Guidelines

Voting guidelines

Long-term value creation

Anti-takeover devices

Anti-takeover devices are designed to defend companies from a hostile takeover. As these devices can potentially entrench management, we generally prefer that companies do not create them. However, we recognise that there may be certain growth-oriented companies and sectors where some protection from short-term market priorities can support long-term shareholder value creation.

Multi-class share structures

There is no optimal ownership structure. While the one share, one vote principle aligns voting rights and economic rights for all holders, multiple share structures and differential voting rights can also be a strength. Different voting rights can enhance long-termism, protect the culture and offer greater strategic certainty for some organisations. When reviewing a company with a multi-class structure, our primary consideration is whether it has worked for the long-term benefit of all shareholders and is likely to continue to do so over time.

Equity issuances/repurchases, mergers and acquisitions

Matters relating to equity and corporate restructurings, such as additional equity issuances and mergers or acquisitions, can significantly impact shareholder value. When executed appropriately and successfully, they can accelerate a company’s growth prospects.

However, they can also be destructive to long-term value creation. When reviewing these matters, we consider whether the request is aligned with the company’s long-term strategy and is fair for shareholders.

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Proxy Voting Guidelines

Governance fit for purpose

Board

A board that is fit for purpose is fundamental to long-term value creation. As long-term growth investors, we are responsible for playing an active role, via our stewardship activities, in the proper functioning of boards.

We seek unique leadership styles and are open to unconventional governance structures. There is no global standard for the size or structure of a board of directors. Each board must consider the business’s needs, which will be influenced by:

•	The industry and region in which it operates.

•	Its scale and level of maturity.

•	Its ownership structure and.

•	The expectations of its shareholders.

Board composition

We expect board composition to underpin the board’s effectiveness. Our key expectations of board members relate to independence, qualification and diversity.

Independent

We expect a meaningful proportion of the board to be independent, which varies by market practice. We discourage non-executive directors from receiving performance-based remuneration but support them in having some share ownership to align with shareholders’ interests. We expect disclosure of how the directors are paid and whether there are any material related party transactions. We also expect other demonstrations of independence, including considerations such as tenure and other affiliations of non-executive directors.

Qualified

We expect directors to be qualified to set a credible, purposeful strategy while providing appropriate oversight and constructive challenge to management. Different sectors, geographies, and stages of growth all require different skills and backgrounds. We expect comprehensive director biographies to be disclosed, so we can consider whether the board has the necessary range of skills and industry expertise. We also expect directors to have sufficient time to dedicate to their role at the company, considering their other commitments.

Diverse

We believe a diverse board is less likely to fall into the trap of groupthink. We expect a balance of experience, backgrounds and perspectives that give the company the best chance of succeeding in the long term.

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Proxy Voting Guidelines

Alignment in vision and practice

Remuneration

Executive remuneration is a core component of a company’s corporate governance. It is crucial for attracting, retaining, and incentivising key management personnel who lead our clients’ holdings. We firmly believe a thoughtful, well-structured remuneration policy focuses executives on long-term value creation and aligns their interests with shareholders.

Our remuneration principles fit hand-in-glove with our distinctive investment philosophy.

They embody the attributes we look for in current and prospective remuneration policies and are supported by industry research and our experience of delivering outstanding long-term returns for clients. We analyse every remuneration plan based on its merits, in the context of the specific company.

Full details of our Executive Remuneration Principles can be found on Baillie Gifford’s website.

Our Executive Remuneration Principles

01.	Executive remuneration plans should be radically simple.

We support the adoption of simple, easy-to-understand pay structures that prioritise long-term share price as the basis for executives’ rewards. We do not believe prescriptive or complex performance conditions necessarily make an incentive plan more robust or effective.

02.	Equity ownership and pay duration matter.

Based on industry research, we believe equity ownership and lengthening the time horizon of executive pay are the most effective features for incentivising management and providing long-term alignment with shareholders.

03.	The amount should reflect management quality and long-term value created.

We support generous payouts when management creates significant value, but do not support remuneration plans that fail to provide appropriate pay for performance, such as rewarding long-term underperformance.

04.	Executive remuneration should be tailored to each company’s requirements.

While our research concludes that there is clear merit in simple structures such as time-based restricted share plans, there is no single optimal model for executive remuneration. We encourage our holdings to be bold and implement bespoke incentive policies that fit their culture, situation and strategy.

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Proxy Voting Guidelines

Sustainable business practices

We consider ESG risks and opportunities in the context of our overall focus on long-term investment performance (see our ESG integration approach for more information). Where we think a company is not adequately managing material ESG factors, we may use voting action to escalate matters. On climate, we exercise our voting rights to support the commitments and expectations set out in our Statement of climate-related intent and ambition and Climate report.

For our strategies that have made sustainability and/or net zero commitments, we may place greater weight on ESG factors in our consideration of voting decisions, in line with the investment approach outlined by these strategies.

Shareholder proposals

Shareholder proposals are a mechanism permitted in some markets that enable shareholders to submit resolutions at company general meetings. They can be a valuable tool to highlight companies’ wider impact on stakeholders. When reviewing shareholder proposals we consider the following:

•	Whether we believe the implementation of the requested action would further strengthen the long-term prospects of the business.

•	Relevance and materiality of the issue to the investment case.

•	How impactful the requested action would be, if passed, in making progress on the issue.

•	Whether we believe that the proponent’s intention in submitting the proposal is aligned with our aim of generating good long-term returns for clients.

We do not support proposals designed to frustrate or distract a company.

Routine shareholder matters

At a minimum, we expect companies to comply with applicable local laws and regulations about routine matters such as timely publication of shareholder reports. More than this, we consider whether companies are acting in the best long-term interests of shareholders, even where this may mean going further than local market practice. For example, in some markets, companies may not be required to disclose the fees paid to the external auditor. We nonetheless expect that they should, as this best serves the long-term interests of shareholders.

External auditors

External audits are integral to well-functioning financial markets and the corporate governance framework. We expect external auditors to be independent and avoid conflicts of interest such as providing and paying for corporate services other than the audit, and length of tenure.

Political donations

We expect the board to have a policy on its approach to making political donations and contributions to ‘politically exposed’ charitable organisations and be transparent about these activities.

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Proxy Voting Guidelines

Important information

Baillie Gifford & Co and Baillie Gifford & Co Limited are authorised and regulated by the Financial Conduct Authority (FCA). Baillie Gifford & Co Limited is an Authorised Corporate Director of OEICs.

Baillie Gifford Overseas Limited provides investment management and advisory services to non-UK Professional/Institutional clients only.

Baillie Gifford Overseas Limited is wholly owned by Baillie Gifford & Co. Baillie Gifford & Co and Baillie Gifford Overseas Limited are authorised and regulated by the FCA in the UK.

Persons resident or domiciled outside the UK should consult with their professional advisers as to whether they require any governmental or other consents in order to enable them to invest, and with their tax advisers for advice relevant to their own particular circumstances.

Financial intermediaries

This communication is suitable for use of financial intermediaries.

Financial intermediaries are solely responsible for any further distribution and Baillie Gifford takes no responsibility for the reliance on this document by any other person who did not receive this document directly from Baillie Gifford.

Europe

Baillie Gifford Investment Management (Europe) Ltd (BGE) is authorised by the Central Bank of Ireland as an AIFM under the AIFM Regulations and as a UCITS management company under the UCITS Regulation. BGE also has regulatory permissions to perform Individual Portfolio Management activities. BGE provides investment management and advisory services to European (excluding UK) segregated clients. BGE has been appointed as UCITS management company to the following UCITS umbrella company; Baillie Gifford Worldwide Funds plc. BGE is a wholly owned subsidiary of Baillie Gifford Overseas Limited, which is wholly owned by Baillie Gifford & Co. Baillie Gifford Overseas Limited and Baillie Gifford & Co are authorised and regulated in the UK by the Financial Conduct Authority.

China

Baillie Gifford Investment Management (Shanghai) Limited 柏基投资管理(上海)有限公司 (‘BGIMS’) is wholly owned by Baillie Gifford Overseas Limited and may provide investment research to the Baillie Gifford Group pursuant to applicable laws. BGIMS is incorporated in Shanghai in the People’s Republic of China (‘PRC’) as a wholly foreign-owned limited liability company with a unified social credit code of 91310000MA1FL6KQ30. BGIMS is a registered Private Fund Manager with the Asset Management Association of China (‘AMAC’) and manages private security investment fund in the PRC, with a registration code of P1071226.

Baillie Gifford Overseas Investment Fund Management (Shanghai) Limited 柏基海外投资基金管理(上海)有限公司 (‘BGQS’) is a wholly owned subsidiary of BGIMS incorporated in Shanghai as a limited liability company with its unified social credit code of 91310000MA1FL7JFXQ. BGQS is a registered Private Fund Manager with AMAC with a registration code of P1071708. BGQS has been approved by Shanghai Municipal Financial Regulatory Bureau for the Qualified Domestic Limited Partners (QDLP) Pilot Program, under which it may raise funds from PRC investors for making overseas investments.

Hong Kong

Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港)有限公司 is wholly owned by Baillie Gifford Overseas Limited and holds a Type 1 license from the Securities & Futures Commission of Hong Kong to market and distribute Baillie Gifford’s range of collective investment schemes to professional investors in Hong Kong. Baillie Gifford Asia (Hong Kong) Limited 柏基亞洲(香港)有限公司 can be contacted at Suites 2713-2715, Two International Finance Centre, 8 Finance Street, Central, Hong Kong.

Telephone +852 3756 5700.

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Proxy Voting Guidelines

South Korea

Baillie Gifford Overseas Limited is licensed with the Financial Services Commission in South Korea as a cross border Discretionary Investment Manager and Non-discretionary Investment Adviser.

Japan

Mitsubishi UFJ Baillie Gifford Asset Management Limited (‘MUBGAM’) is a joint venture company between Mitsubishi UFJ Trust & Banking Corporation and Baillie Gifford Overseas Limited. MUBGAM is authorised and regulated by the Financial Conduct Authority.

Australia

Baillie Gifford Overseas Limited (ARBN 118 567 178) is registered as a foreign company under the Corporations Act 2001 (Cth) and holds Foreign Australian Financial Services Licence No 528911. This material is provided to you on the basis that you are a ‘wholesale client’ within the meaning of section 761G of the Corporations Act 2001 (Cth) (‘Corporations Act’). Please advise Baillie Gifford Overseas Limited immediately if you are not a wholesale client. In no circumstances may this document be made available to a ‘retail client’ within the meaning of section 761G of the Corporations Act. This material contains general information only. It does not take into account any person’s objectives, financial situation or needs.

North America

BGI was formed in Delaware in 2005. It is the legal entity through which BGO provides client service and marketing functions in North America.

The Manager is not resident in Canada, its head office and principal place of business is in Edinburgh, Scotland. BGO is regulated in Canada as a portfolio manager and exempt market dealer with the Ontario Securities Commission (‘OSC’). Its portfolio manager licence is currently passported into Alberta, Quebec, Saskatchewan, Manitoba and Newfoundland & Labrador whereas the exempt market dealer licence is passported across all Canadian provinces and territories. BGI is regulated by the OSC as an exempt market and its licence is passported across all Canadian provinces and territories. BGE relies on the International Investment Fund Manager Exemption in the provinces of Ontario and Quebec.

South Africa

BGO is licensed with the Financial Sector Conduct Authority in South Africa as a Financial Services Provider (FSP No 44870) in terms of section 8 of the Financial Advisory and Intermediary Services Act, 2002. This licence authorises BGO to carry on financial intermediary services business on behalf of South African clients.

Israel

BGO is not licensed under Israel’s Regulation of Investment Advising, Investment Marketing and Portfolio Management Law, 5755–1995 (the ‘Advice Law’) and does not carry insurance pursuant to the Advice Law. This presentation is only intended for those categories of Israeli residents who are qualified clients listed on the First Addendum to the Advice Law.

CS2131499 Principles guidelines 03 Proxy voting Ref:

62524 10037372

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Singapore

BGAS is regulated by the Monetary Authority of Singapore as a holder of a capital markets services licence to conduct fund management activities for institutional investors and accredited investors in Singapore. BGO as a foreign related corporation of BGAS, has entered into a cross-border business arrangement with BGAS, and shall be relying upon the exemption under regulation 4 of the Securities and Futures (Exemption for Cross-Border Arrangements) (Foreign Related Corporations) Regulations 2021 which enables both BGO and BGAS to market the full range of segregated mandate services to institutional investors and accredited investors in Singapore. The information contained in this presentation is meant purely for informational purposes and should not be relied upon as financial advice.

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Proxy Voting and Class Actions

—

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, Crescent considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

●	Crescent lacks written proxy voting policies and procedures;

●	Proxies are not identified and processed in a timely manner;
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●	Proxies are not voted in Clients’ best interests;

●	Conflicts of interest between Crescent and a Client are not identified or resolved appropriately;

●	Third-party proxy voting services do not vote proxies according to Crescent’s instructions and in Clients’ best interests;

●	Proxy voting records, Client requests for proxy voting information, and Crescent’s responses to such requests, are not properly maintained;

●	Crescent lacks policies and procedures regarding Clients’ participation in class actions; and

●	Crescent fails to maintain documentation associated with Clients’ participation in class actions.

Crescent has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

Crescent primarily invests Client assets in fixed income assets which typically do not issue proxies. However, Crescent’s Clients also invest in equity securities and therefore may receive proxies in connection with such assets. Proxies are assets of Crescent’s Clients that must be voted with diligence, care, and loyalty. Crescent will vote each proxy in accordance with its fiduciary duty to its Clients. Crescent will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Crescent will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Portfolio Administration Group coordinates Crescent’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Crescent to maintain certain books and records associated with its proxy voting policies and procedures. Crescent’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that Crescent complies with all applicable recordkeeping requirements associated with proxy voting.

Fixed-Income Securities

In addition to covering the voting of equity securities, this policy also applies generally to voting and/or consent rights relating to fixed-income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. However, the policy does not apply to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and

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Dutch auctions. This proxy policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of Clients.

For the voting of fixed-income securities, Crescent believes the potential for material conflicts of interest between Clients and Crescent is limited. However, potential conflicts may arise where Crescent or its related persons or entities are named parties to, or are participating in, a bankruptcy work-out or similar committee. Potential conflicts of interest identified should be escalated in accordance with the “Conflicts of Interest” section below.

Absent specific Client instructions, Crescent has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	The Portfolio Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to Crescent, either by mail or electronically.

●	All proxy voting materials received by Crescent shall be immediately forwarded to the Portfolio Administration Group.

●	The Portfolio Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any Client who has provided specific voting instructions, Crescent shall vote that Client’s proxy in accordance with the client’s written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by Crescent, shall be forwarded to such third-party designee for voting and submission.

●	The Portfolio Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of Crescent (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.

●	Crescent’s Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where Crescent has proxy voting authority.

●	The relevant member of the investment staff should inform the Portfolio Administration Group of his or her proxy vote decision. The Portfolio Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the “Conflicts of Interest” section below).
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Conflicts of Interest

●	The relevant investment professionals will consider whether Crescent is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

o	Crescent provides investment advice to a publicly traded company (an “Issuer”). Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

o	Crescent provides investment advice to an officer or director of an Issuer. Crescent receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

o	An issuer or some other third party offers Crescent or a Supervised Person compensation in exchange for voting a proxy in a particular way;

o	A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. Crescent receives a proxy solicitation from that Issuer; and

o	Crescent’s Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer’s capital structure.

●	If Crescent detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

o	The Compliance Officers will convene the Proxy Voting Committee (the “Committee”), which is comprised of Chief Operating Officer (“COO”), Chief Financial Officer (“CFO”), and the CCO. The CCO serves as the Committee’s chairperson.

o	The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in Crescent’s Clients’ best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.

o	The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:
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■	A vote’s likely short-term and long-term impact on the Issuer;

■	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

■	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

■	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

■	Whether the proposal appears consistent with Clients’ best interests.

o	If the Committee is unable to reach a unanimous decision regarding the proxy vote, Crescent at its own expense will engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.

●	If no material conflict of interest is identified, the Portfolio Administration Group shall vote the proxy in accordance with the investment staff’s recommendation.

●	Crescent will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Crescent may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits Crescent’s ability to sell the affected security during a blocking period that can last for several weeks. Crescent believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Crescent generally abstains from voting when share blocking is required. The Portfolio Administration Group will prepare and maintain memoranda describing the rationale for any instance in which Crescent does not vote a Client’s proxy.

●	The Portfolio Administration Group will retain the following information in connection with each proxy vote:

o	The Issuer’s name;
o	The security’s ticker symbol or CUSIP, as applicable;
o	The shareholder meeting date;
o	The number of shares that Crescent voted;
o	A brief identification of the matter voted on;
o	Whether the matter was proposed by the Issuer or a security-holder;
o	Whether Crescent cast a vote;
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o	How Crescent cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether Crescent cast its vote with or against management.

●	If Crescent votes the same proxy in two directions, the Portfolio Administration Group will maintain documentation describing the reasons for each vote (e.g., Crescent believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

●	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

●	Proxies received after a Client terminates its advisory relationship with Crescent will not be voted. The Portfolio Administration Group will promptly return such proxies to the sender, along with a statement indicating that Crescent’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Crescent.

Portfolio Administration Group will present copies of all proxy voting material and notices of class action, bankruptcy and other security related proceedings to the Crescent Trading and Brokerage Committee at the Committee meeting immediately following the receipt of such materials.

Disclosures to Clients and Investors

Crescent includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how Crescent voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.

As a matter of policy, Crescent does not disclose how it expects to vote on upcoming proxies. Additionally, Crescent does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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Proxy Voting

December 2024

Introduction

As a U.S. registered investment adviser with the Securities and Exchange Commission and a fiduciary to its clients, GW&K Investment Management, LLC (“GW&K” or “Firm”) has implemented this Proxy Voting Policy to establish and maintain internal controls and procedures governing the Firm’s voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third-party service providers to facilitate the Firm’s proxy voting process.

I.  Proxy Guidelines, Voting Advice and Agent

GW&K utilizes proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party proxy voting advisory firm, which provides GW&K recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of those GW&K clients, who have delegated proxy voting authority to GW&K. GW&K generally adopts Glass Lewis’ “Investment Manager Policy” guidelines for client accounts but also may, depending on the circumstances of a client account, apply other Glass Lewis proxy voting thematic voting guidelines; including, Glass Lewis’ ESG Policy guidelines, Taft Hartley Policy guidelines, and Catholic Policy guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if the Firm believes it to be in the best interest of its clients.

GW&K has contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”), an independent third-party proxy voting agent, to act as proxy voting agent and to provide certain proxy voting services to GW&K and its clients. Together, Glass Lewis and Broadridge assist GW&K with various proxy related process components including:

●	In-depth proxy research;
●	Process and vote proxies in connection with securities held by GW&K clients;
●	Maintain appropriate records of proxy statements, research, and recommendations;
●	Maintain appropriate records of proxy votes cast on behalf of GW&K clients;
●	Proxy related administrative functions.

Additionally, GW&K may contract certain independent third-party vendors to assist GW&K with administrative filing functions.

II.  Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

●	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

●	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

●	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

●	Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority, with
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the understanding that an exact reconciliation of proxy votes for every share may not be feasible through the various custodians, third party investment platforms and other third parties involved in this process;

●	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

●	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III.  Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will convene and provide the voting recommendation after discussion with applicable GW&K investment professionals and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s investment management professionals will provide the voting recommendation after reviewing relevant facts and circumstances.

In regard to ERISA plans invested in certain GW&K commingled vehicles (e.g., GW&K’s private funds, collective investment trusts), GW&K has a responsibility to vote proxies in accordance with GW&K’s Proxy Voting Policy and in a manner that does not conflict with an ERISA plan’s Investment Policy Statement. To avoid such conflicts, GW&K makes its Proxy Voting Policy available to its ERISA plan clients, as applicable, to provide the Plan fiduciaries the ability to assess potential conflicts of interest with GW&K’s Proxy Voting Policy and the ERISA plan. In the event a conflict is identified to GW&K by an ERISA plan fiduciary, GW&K will work with the plan to mitigate the identified conflict(s).

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance department and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item. A record of any vote that deviates from Glass Lewis’ guidelines along with the rationale will be maintained and reviewed by the Legal & Compliance department.

IV.  Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

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Proxy Policy Administrator

GW&K Investment Management, LLC

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

Additionally, as a Form 13F filer, GW&K is required to annually report on proxy voting records for certain executive compensation matters on the SEC’s Form N-PX. Reporting covers the 12-month period of July 1 through June 30 (of the current fiscal year). Clients may obtain GW&K’s Form N-PX on the SEC’s website. For more information, please refer to GW&K’s Disclosure and Regulatory Reporting Policy.

V.  Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

●	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
●	Proxy statements, research, recommendations, and records of each vote;
●	Client written requests for proxy voting information and applicable responses by GW&K.

VI.  Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment, Operations and Client Services departments, members of the Legal & Compliance department, as well as certain GW&K investment professionals. The Committee meets annually, and more frequently as needed. GW&K’s Legal & Compliance department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

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15. Proxy Voting Policy

Income Research + Management’s (IR+M) policy regarding proxy voting (the Proxy Policy) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.

Statement of Policy

The Advisers Act requires IR+M act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.

It is generally IR+M’s policy that each client is responsible for voting all the proxies with respect to the securities held in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies will be voted pursuant to the proxy voting guidelines below. For IR+M Private Funds, the custodian, BNY Mellon, is instructed to send proxy ballots to IR+M. With respect to the IR+M Collective Investment Trust (CITs) Global Trust Company, the Trustee for the CITs, will forward all proxies received to IR+M, as it has legal authority to vote proxies. Such proxies will be reviewed for applicability according to our process and if appropriate will be processed pursuant to the voting guidelines set forth in the Proxy Policy.

Who is Responsible for Implementing this Policy?

The Chief Compliance Officer (CCO) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the Delegate).

Procedures to Implement this Policy

Client Disclosure

The Advisers Act requires IR+M to provide clients with a description of its proxy voting policy. IR+M takes the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients will receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.

In the event IR+M votes proxies on behalf of a client, IR+M will, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.

Administration

In implementing these procedures, IR+M will ensure:

●	The appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.

●	Voting responsibility between IR+M and the client is clear in the investment management agreement.

●	Any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.

●	Our clients may obtain a copy of the Proxy Policy upon request.
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Maintaining Records

IR+M creates and maintains appropriate records to ensure proper implementation and administration of this policy and will preserve such records in accordance with our internal policies.

Guidelines

If IR+M is delegated voting authority, it is generally our policy to vote in accordance with the issuer’s management recommendation absent countervailing considerations. If we believe the issuer’s management position on a particular issue is not in the best interests of our clients, we will vote contrary to the issuer’s management’s recommendation. IR+M will apply these same guidelines for voting proxies to all such accounts for which it has voting authority.

Conflicts of Interest

A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. When such a conflict of interest does arise, and to ensure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Management Committee of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted. In the event such a conflict of interest still cannot be mitigated, IR+M may seek out an independent fiduciary to vote the proxy.

April 2025

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LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 24, 2022

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Proxy Voting Policies and Procedures

1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best
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Proxy Voting Policies and Procedures

interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.	Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast
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Proxy Voting Policies and Procedures

differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.	Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

●	The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

●	The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares
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Proxy Voting Policies and Procedures

that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

●	Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

●	The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities[1].

●	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

[1]	Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.
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6.	Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.	Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting

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Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including

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whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.	If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
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D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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2.	PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.	Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the

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following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.	Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.	When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D)
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above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

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A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
C.	In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.

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Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.	Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.	Vote against proposals to link all executive or director variable compensation to performance goals.
D.	Vote for an annual review of executive compensation.
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E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.	For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
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B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and

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corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.	Change in Control - Will the transaction result in a change in control of the company?
C.	Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.	Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
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B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.	Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

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Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

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Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
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C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A.	Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic

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performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

I.	General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name: Vote for management proposals to change the corporate name.

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Proxy Voting Policies and Procedures

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

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Proxy Voting Policies and Procedures

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

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Proxy Voting Policies and Procedures

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

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LSV ASSET MANAGEMENT
PROXY VOTING POLICY

LSV Asset Management’s (“LSV” or the “Firm”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.

To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.

In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for current clients, LSV typically votes in accordance with GLC’s standard Benchmark Policy guidelines for applicable markets, as updated from time to time. Subject to limited exceptions, for new clients who wish to make LSV responsible for voting proxies and do not instruct otherwise, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time. The climate guidelines also may be applied to existing clients’ accounts upon request. These guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients who submit written requests may be permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV or selected other available GLC guidelines for their account, those guidelines will be followed with the

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assistance of GLC. LSV describes available GLC guidelines to clients on at least an annual basis.

GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address these concerns, GLC actively monitors information sources for supplemental or updated information from issuers and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.

LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.

In the voting process, conflicts can arise between LSV’s interests and those of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.

LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person. Where clients have entered into securities lending agreements covering securities in accounts managed by LSV, the Firm will not be involved in such clients’ decisions to recall loaned securities for voting or other purposes unless specifically agreed to in writing.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a summary of available guidelines on an annual basis and may request a copy of their respective guidelines or elect to change their guidelines at any time. LSV will additionally provide any registered investment company for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

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LSV may modify this policy and use of GLC from time to time.

Recordkeeping

LSV will retain:

1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5.	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.

Consideration of Environmental, Social and Governance Factors

LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.

Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard Benchmark Policy guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC’s guidelines emphasize assessing the financial implications of ESG issues in context of a company’s operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties.

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Further, LSV is able to offer, to interested clients upon request, thematic guidelines. These include an additional level of analysis with respect to certain considerations, do not account for certain considerations, and/or favor or disfavor certain types of corporate policies or practices. GLC’s thematic guidelines thus provide a range of approaches for clients with their own perspectives on ESG or other issues. The following guidelines are available and may be obtained from LSV and applied to existing clients’ accounts upon request: Catholic guidelines; Corporate Governance Focused guidelines; ESG guidelines; Investment Manager guidelines; Public Pension guidelines; Taft-Hartley guidelines; and Trust Bank guidelines.

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Global proxy
voting policy
and procedures

February 2025 edition

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Executive summary

Each investment team at Manulife Investment Management (Manulife IM)1 is responsible for investing in line with its investment strategy and clients’ objectives. Manulife IM’s approach to proxy voting leverages the skills and knowledge of multiple individuals and teams across the company, including those with expertise on investments, legal matters, corporate governance, environmental matters, social issues, and investment stewardship. Manulife IM’s proxy voting practices align with its organizational structure and consider financially material factors in support of long-term value.

This global proxy voting policy and procedures (policy) applies to each of the Manulife IM advisory affiliates listed in Appendix A. In seeking to adhere to local regulatory requirements of the jurisdiction in which an advisory affiliate operates, additional procedures specific to that affiliate may be implemented to ensure compliance, where applicable. The policy is not intended to cover every possible situation that may arise in the course of business, but rather to act as a decision-making guide. It is therefore subject to change and interpretation from time to time as facts and circumstances dictate.

Manulife IM sets forth broad proxy voting guidelines in our separate Manulife Investment Management global proxy voting guidelines (the guidelines). The guidelines express our general approach to specific proxy voting proposals and subject matter and are intended to be read in conjunction with our various issue-specific statements.2 The guidelines are an important public disclosure reflecting what we, as fiduciaries, believe drive long-term value, and we vote consistently with those principles. While the guidelines broadly indicate our approach to voting on environmental, social, and governance (ESG) integrated strategies3, we also maintain some additional and differentiated voting guidelines for our thematic strategies. Our thematic strategies are those investment strategies that focus on specific ESG issues or trends.4 An active decision to invest in a company reflects a positive conviction in the investee company and usually in the incumbent management team and, therefore, we often support management’s voting recommendations, but management recommendations are only one of the factors we consider. Public disclosure of our voting guidelines is intended to assist portfolio company management in understanding our perspective and ensure an effective dialogue. Manulife IM applies these guidelines with discretion, such that investment professionals may consider the facts and circumstances of individual ballot items.

1 Manulife Investment Management is the unified global brand for Manulife’s global wealth and asset management business, which serves individual investors and institutional clients in three businesses: retirement, retail, and institutional asset management (public markets and private markets).

2 Our issue-specific statements include, as examples, our Climate Change Statement, our Nature Statement, and our Executive Compensation Statement.

3 Including ESG integration and quantitative screening.

4 Including sustainable, sustainable thematic and impact (i.e. clean energy, climate mitigation etc.)

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Statement of policy

•	The right to vote is a basic component of share ownership and is an important control. Where clients delegate proxy voting authority to Manulife IM, Manulife IM has an obligation to manage voting rights in a manner consistent with its fiduciary responsibilities.

•	Manulife IM seeks to achieve the stated objective of the investment strategy for our clients throughout the investment process, including through proxy voting and wider stewardship.

•	We encourage good corporate governance at companies as we believe it enhances longer-term resilience by positioning companies to best manage risks and supporting long-term shareholder value.

•	Where we believe that sustainability factors can materially affect financial value, we integrate financially-material sustainability risks and opportunities into our investing processes.

•	We look to establish constructive relationships with boards of companies in which we invest and look to integrate those dialogues into our proxy voting decision-making process.[5]

•	We strive to leverage a range of expertise in our company across our decision-making.

•     Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, it will seek to ensure proxies are received, voted or not voted with a view to maximize the economic value.

•	Manulife IM has implemented processes to prevent and mitigate identified potential conflicts.

•	Manulife IM will disclose information about its proxy voting policies and procedures to its clients.

•     By articulating public positions on a range of issues, developed by an appropriate range of expertise, Manulife IM articulates its opinion on how a range of issues may affect investors financially.

•	Manulife IM will maintain records relating to proxy voting.

5  For more information on our engagement activities please see the Manulife Investment Management Global Issuer Engagement Policy.

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Standards

Scope of proxy voting authority

Manulife IM’s authority to vote proxies is determined by our agreements with clients. Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, it will seek to ensure proxies are received and voted in the best interests of the client with a view to maximize the economic value of their investments unless it determines that it is in the best interests of the client to refrain from voting a given proxy. We believe that our proxy voting policies and procedures are reasonably designed to ensure that proxy voting is conducted in the best interest of clients and in accordance with our fiduciary duties and any applicable rules and regulations.

•          When clients have granted Manulife IM authority to vote securities in their accounts, we will vote in accordance with our proxy voting policy and standards, and clients cannot direct our vote in a particular proxy solicitation. Clients who have not provided us authority to vote securities in their accounts should reach out to their other service providers. We will not generally provide advice on proxy voting to clients who have not granted us voting authority.

Receipt of ballots and proxy materials

Except in instances in which a client retains voting authority, Manulife IM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to the proxy voting service provider. Proxies received are reconciled against the client’s holdings, and the custodian bank will be notified if proxies have not been forwarded to the proxy service provider when due.

Use of a proxy voting services provider

Manulife IM has deployed the services of a proxy voting services provider to ensure the timely casting of votes, to provide relevant and timely proxy voting research to inform our voting decisions, and to keep associated records. In addition to fulfilling other responsibilities, the proxy voting service provider has been engaged by Manulife IM to:

•     provide research and make voting recommendations, taking into account the product’s strategy, . Manulife IM has adopted the ISS Benchmark Policy for our ESG integrated strategies 6 and the ISS Sustainability Policy for our thematic strategies7 These policies were selected as their underlying principles and recommendations are aligned with the strategies with which they are paired. Both policies are reviewed on a regular basis to ensure broad alignment with the various Manulife IM issue-specific statements;

•     ensure proxies are voted and submitted in a timely manner;

•     provide alerts when companies file additional materials related to proxy voting matters;

6 Including ESG integration and quantitative screening

7 Including sustainable, sustainable thematic and impact.

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•     perform other administrative functions of proxy voting;

•     maintain records of proxy statements and provide copies of such proxy statements promptly on request;

•     maintain records of votes cast; and

•     provide recommendations with respect to proxy voting matters in general.

Through the proxy voting execution process, the proxy voting services provider populates initial recommended voting decisions using the relevant policy that considers a range of issues.

These voting recommendations are then submitted, processed, and ultimately tabulated. Manulife IM retains the authority and operational functionality to submit different voting instructions after these initial recommendations from the proxy voting services provider have been submitted based on Manulife IM’s assessment of each situation. As Manulife IM reviews voting recommendations and decisions, as articulated below, Manulife IM may change voting instructions based on those reviews.

Vote review and decision process

The firm actively reviews voting options where Manulife IM holds a significant ownership position in an investment. A significant ownership position in an investment is defined as those cases in which Manulife IM holds at least 2% of a company’s issued share capital in aggregate across all Manulife IM client accounts. The investment professionals may also review other proxy voting items for their holdings and may make voting suggestions and/or determinations as discussed further below. Where Manulife IM holds a significant ownership position in a company, the investment professional is notified of the matter and the related voting proposals are reviewed.

Manulife IM investment professionals utilize the expertise of individuals across the organization, in conducting proxy voting research and providing advice. Any such advice is supplemental to the research and recommendations provided by our proxy voting services provider and review by investment professionals.

Manulife IM investment professionals may seek internal review by and advice from the sustainability team when it considers the facts and circumstances of an individual ballot item. After considering all available information, the investment professional will make a voting decision. Where the vote is different from the initial recommendation provided by the proxy voting services provider, the sustainability team will execute the change and record the rationale for the decision.

On occasion, there may be proxy votes that are not within the research and recommendation coverage universe of the proxy voting service provider. Investment professionals responsible for the proxy votes will provide voting recommendations to the Manulife IM proxy operations team, which will execute the votes accordingly.

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Securities lending

Manulife IM clients retain the authority and may choose to lend shareholdings. Manulife IM, however, generally retains the ability to restrict shares from being lent and to recall shares on loan in order to preserve proxy voting rights. Manulife IM is focused in particular on preserving voting rights for companies where the firm holds 2% or more of a company’s voting shares aggregated across client accounts. Manulife IM has a process in place to systematically restrict and recall shares on a best-efforts basis for those companies where we own an aggregate of 2% or more across all Manulife IM client accounts.

Where Manulife IM may refrain from voting

Manulife IM may refrain from voting a proxy where we have agreed with a client in advance to limit the situations in which we will execute votes. Manulife IM may also refrain from voting due to logistical considerations that may have a detrimental effect on our ability to vote. These issues may include, but are not limited to:

•	costs associated with voting the proxy exceed the expected benefits to clients;

•	underlying securities have been lent out pursuant to a client’s securities lending program and have not been subject to recall;

•	short notice of a shareholder meeting;

•	requirements to vote proxies in person;

•	restrictions on a nonnational’s ability to exercise votes, determined by local market regulation;

•	restrictions on the sale of securities in proximity to the shareholder meeting (i.e., share blocking);

•	requirements to disclose commercially sensitive information that may be made public (i.e., reregistration);

•	requirements to provide local agents with the power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis);

•	insufficient information available to confirm Manulife IM is authorized to execute voting rights for certain shares; or

•	the inability of a client’s custodian to forward and process proxies electronically.
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Manulife IM does not engage in empty voting

Manulife IM does not engage in the practice of empty voting.8 Manulife IM advisory affiliates are prohibited from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife IM will not knowingly vote borrowed shares (shares borrowed for short sales and hedging transactions).

Conflicts of interest

Manulife IM has a fiduciary duty to our clients. We recognize that conflicts of interest may arise in our proxy voting activities, and we seek to identify, disclose, and mitigate potential conflicts in accordance with our fiduciary responsibilities.

We have identified the following potential conflicts of interest related to our proxy voting activities:

•	Voting at a company that is the sponsor of one of our institutional clients or where the company otherwise has a material commercial relationship with either Manulife or another member of the Manulife group, and Manulife IM could be unduly influenced by the relationship

•	Manulife IM employees could have a material relationship with a company, which could affect voting activities Manulife IM has implemented processes to prevent and mitigate identified potential conflicts, including:

•	Each Manulife IM employee is subject to a global code of ethics and general principles of business conduct, which reinforces fiduciary obligations and reminds employees of the requirement to put the interests of our clients first. Where a material conflict is identified between an employee and a company, the conflict must be disclosed to the employee’s manager and our legal/compliance departments as needed to determine if it is appropriate for such employee to influence vote decisions for that company.

•	Manulife IM uses an organizational structure that separates reporting lines for the sustainability team and investment professionals from sales and vendor functions in order to minimize real, or potential, conflicts of interest and to help ensure that voting is conducted in the best interest of the underlying clients.

•	Voting decisions are executed independently of our parent company, Manulife Financial Corporation, or any of its related entities.

Voting shares of Manulife Financial Corporation

Manulife Financial Corporation (MFC) is the publicly listed parent company of Manulife IM. Generally, legislation restricts the ability of a public company (and its subsidiaries) to hold shares in itself within its own accounts. Accordingly, the MFC

8 Empty voting is a term embracing a variety of factual circumstances that result in a partial, or total, separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date.

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share investment policy outlines the limited circumstances in which MFC, or its subsidiaries, may or may not invest or hold shares in MFC on behalf of MFC or its subsidiaries.9

The MFC share investment policy does not apply to investments made on behalf of unaffiliated third parties, which remain assets of the client.10 Such investing may be restricted, however, by specific client guidelines, other Manulife IM policies, or other applicable laws.

Where Manulife IM is charged with voting MFC shares, we will seek to either vote shares in line with the voting recommendations of our external proxy voting service provider or not execute those votes in order to mitigate any conflict of interest.

Policy responsibility and oversight

The Public Markets Sustainability Committee (SC) oversees and monitors this policy and Manulife IM’s proxy voting function, as well as the third-party proxy voting service provider.

Manulife IM’s proxy operations team is responsible for the daily administration of proxy voting operational matters while the sustainability team is responsible for research and analysis of voting decisions and execution of changed votes. Significant proxy voting issues identified by Manulife IM’s proxy operations team are escalated to the sustainability team and may be reviewed by Compliance and the SC.

The SC is responsible for the proper oversight of any service providers hired by Manulife IM to assist it in the proxy voting process. This oversight includes:

•	Annual due diligence: Manulife IM conducts an annual due diligence review of the proxy voting service provider. This oversight includes an evaluation of the service provider’s industry reputation, points of risk, compliance with laws and regulations, and technology infrastructure. Manulife IM also reviews the service provider’s capabilities to meet Manulife IM’s requirements, including reporting competencies, the adequacy and quality of the service provider’s staffing and personnel, the quality and accuracy of sources of data and information, the strength of policies and procedures that enable it to make proxy voting recommendations based on current and accurate information, and the strength of policies and procedures to address conflicts of interest of the service provider related to its voting recommendations.

9 This includes general funds, affiliated segregated funds or separate accounts, and affiliated mutual / pooled funds.

10 This includes assets managed or advised for unaffiliated third parties, such as unaffiliated mutual/pooled funds and unaffiliated institutional advisory portfolios.

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•	Regular updates: Manulife IM also requests that the proxy voting service provider deliver updates regarding any business changes that alter the service provider’s ability to provide independent proxy voting advice and services aligned with our policies.

Recordkeeping and reporting

Manulife IM provides clients with a copy of the proxy voting policy on request, and the proxy voting policy is also available on our website at manulifeim.com/institutional. Manulife IM describes its proxy voting processes to its clients in the relevant or required disclosure documents and discloses to its clients the process to obtain information on how Manulife IM voted that client’s proxies.

Manulife IM keeps records of its proxy voting activities, which include proxy voting policies and procedures, records of votes cast on behalf of clients, records of client requests for proxy voting information, and any documents generated in making a vote decision. These documents may be available for inspection by regulatory authorities or government agencies.

Manulife IM discloses voting records on its website, and those records are updated on a monthly basis. The voting records generally reflect the voting decisions made for retail, institutional, and other client funds in the aggregate.

Policy amendments and exceptions

This policy is subject to periodic review by the SC, in addition to a review a minimum of every 3 years. The SC may recommend and approve amendments to this policy.

Any deviation from this policy will only be permitted with the prior approval of the Global Chief Investment Officer in consultation with the Chief Sustainability Officer, Manulife IM.

Appendix A Manulife IM advisory affiliates in scope of policy and investment management business only

Manulife Investment Management Limited

Manulife Investment Management (North America) Limited

Manulife Investment Management (Hong Kong) Limited

PT Manulife Aset Manajemen Indonesia1

Manulife Investment Management (Japan) Limited

Manulife Investment Management (Malaysia) Bhd. Manulife Investment Management and Trust Corporation

Manulife Investment Management (Singapore) Pte. Ltd.

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Manulife IM (Switzerland) LLC

Manulife Investment Management (Taiwan) Co., Ltd.1

Manulife Investment Management (Europe) Limited

Manulife Investment Management (US) LLC

1 By reason of certain local regulations and laws with respect to voting, for example, manual/physical voting processes or the absence of a third-party proxy voting service provider for those jurisdictions, PT Manulife Aset Manajemen Indonesia does not engage a third-party service provider to assist in their proxy voting processes. Manulife Investment Management (Taiwan) Co., Ltd. uses the third-party proxy voting service provider to execute votes for non-Taiwanese entities only.

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Merganser Capital Management, LLC

Policies and Procedures

CONFIDENTIAL

Proxy Voting
Adopted:	October 5, 2004
Amended:	January 3, 2011
January 22, 2009
November 16, 2006

Purpose:

The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.

Background:

Rule 275.206(4)-6 of the IAA governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.

Given the nature of fixed income securities, Merganser is rarely required to vote on proxies. The typical exception occurs with respect to Money Market Mutual Funds that are used as sweep vehicles by custodian banks.

Policy:

1.	Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.

2.	If requested, Merganser will offer our clients advice on proxy questions.

3.	Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients. Therefore, for all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests. If Merganser wishes to deviate from this, they shall notify the client of such decision.

4.	If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.
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Merganser Capital Management, LLC

Policies and Procedures

CONFIDENTIAL

Procedure(s):

1. Receipt of proxies

Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet.

2. Review of proxy material

a.	For all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests.
b.	For all non-Money Market Mutual Fund proxies, Compliance will review the material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.
c.	PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.

3. Advising clients of our recommendations

a.	Unless Merganser has been directed by the client to vote all proxies without consulting them, the Relationship Manager (“RM”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.
b.	RM will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the RM, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.

4. Voting proxies

a.	The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.

5. Recordkeeping

a.	A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.
b.	Compliance will update the Proxy Voting Control sheet.
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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2025

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.

Our approach to proxy voting is guided by the following additional principles:

1.	Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
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2.	Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3.	Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

4.	Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5.	Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

A.     VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.

These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need

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to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.

Board structure and performance

MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:

Director independence

MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion)1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominating committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.

As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee’s election these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors or is not majority independent for those companies listed on the Prime Market with a controlling shareholder.

MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of “independent” directors. For Canada and US companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Australia, Benelux, Ireland, New Zealand, Switzerland, and UK companies MFS generally votes against any non-independent nominee that would cause the audit or compensation/remuneration committee to not be fully independent. For Korea companies, MFS generally votes against any non-independent nominee or other relevant director that would cause the audit committee to not be fully independent, would result in the chair of the nominating and compensation/remuneration committee to not be independent, or would cause the nominating and compensation/remuneration committees to be less than majority independent. In other markets MFS generally votes against non-independent nominees or

1 MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or of a third party (e.g., proxy advisory firm).

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other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.

While there are currently markets where we accept lower levels of independence, we expect to expand these independence guidelines to all markets over time.

Independent chairs

MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.

Tenure in leadership roles

We may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if progress on refreshment is not made or being considered by the company’s board or we identify other concerns that suggest more immediate refreshment is necessary, such as the director’s role on a key committee.

Overboarding

All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances.

MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

As a general guideline, MFS will generally vote against a director’s election if they:

•	Are not a CEO or executive chair of a public company but serve on more than four (4) public company boards in total at US companies and more than five (5) public boards for companies in other non-US markets.
•	Are a CEO or executive chair of a public company and serve on more than two (2) public company boards in total at US companies and two (2) outside public company boards for companies in non-US markets. In these cases, MFS would likely only apply a vote against at the meetings of the companies where the director is non-executive.

MFS may consider exceptions to this guideline if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law), or

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iii) after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.

Diversity

MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.

Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting guideline.

On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting guideline towards this over time.

Currently, where data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:

•	At US, Canadian, European, Australian, New Zealand companies: less than 24%.
•	At Brazilian companies: less than 20%.
•	At Chinese, Hong Kong, Indian, Japanese, Korean, other Latin American companies: less than 10%.

As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.

MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.

For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.

Board size

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.

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Other concerns related to director election:

MFS may also not support some or all nominees standing for election to a board if we determine:

•	There are concerns with a director or board regarding performance, governance or oversight, which may include:

o	Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;

o	A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer’s charter documents, or the introduction of shareholder unfriendly provisions or actions; or

o	Allowing the hedging and/or significant pledging of company shares by executives.

●	A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;
●	The board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders;
●	The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda (including those related to net-operating loss carry-forwards); or
●	In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.

Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.

Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Proxy contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.

1.

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Other items related to board accountability:

Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent:

MFS believes a threshold of 15-25% is an appropriate balance of shareholder and company interests, with thresholds of 15% for large and widely held companies.

MFS will generally support management proposals to establish these rights where they do not currently exist. MFS will generally support shareholder proposals to adjust existing rights to within the thresholds described above. MFS may also support shareholder proposals to establish the right at a threshold of 10% or above if no existing right exists and no right is presented for vote by management within the threshold range described above.

MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.

Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

Items related to shareholder rights:

Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.

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MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach. For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Items related to capitalization proposals, capital allocation and corporate actions:

Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted below under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.

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MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.

Independent Auditors

MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where we believe:

●	The plan is aligned with the company’s current strategic priorities with a focused set of clear, suitably ambitious and measurable performance conditions;

o	Practices of concern may include an incentive plan without financial performance conditions, without a substantial majority weighting to quantitative metrics or that vests substantially below median performance.

●	Meaningful portions of awards are paid in shares and based on long performance periods (e.g., at least three years);

o	Practices of concern may include low executive share ownership in the context of total pay and tenure.
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●	Awards and potential future awards, reflect the nature of the business, value created and the executive’s performance;
o	Practices of concern may include large windfall gains or award increases without justification.

●	Awards are fair, not detrimental to firm culture and reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative); and

o	Practices of concern may include one-off awards without justification or robust performance conditions, equity awards repriced without shareholder approval, substantial executive or director share pledging, egregious perks or substantial internal pay imbalances.

●	The calculation and justification for awards is sufficiently transparent for investors to appraise alignment with performance and future incentives.

MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern by using both internal research and the research of third-party service providers. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:

●	The incentives should be tied to issues that are financially material for the issuer in question.
●	They should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures.
●	The weighting of incentives should be appropriately balanced with other strategic priorities.

We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.

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Stock Plans

MFS may oppose stock option programs and restricted stock plans if they:

●	Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

●	Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.

●	Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.

In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.

MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:

●	MFS votes against consecutive pay votes;
●	MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes
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compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly;

●	MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that we believe are detrimental the long-term success of the company; or
●	An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
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Shareholder Proposals on Executive Compensation

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.

MFS may support reasonably crafted shareholder proposals that:

●	Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
●	Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
●	Expressly prohibit the backdating of stock options; or,
●	Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental and Social Proposals

Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.

Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis.

For example, MFS may support reasonably crafted proposals:

●	On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company’s data; or request appropriately robust and ambitious plans or targets.
●	Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.
●	On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.
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●	On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).
●	On tax: that request reporting in line with the GRI 207 Standard on Tax.
●	On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.

MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. GOVERNANCE OF PROXY VOTING ACTIVITIES

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
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c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.

2.	Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS identifies and evaluates a potentially concerning executive compensation issue in relation to an advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst for proposals relating to a merger, an acquisition, a sale of company assets or other similar transactions (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

2 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

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a.	Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

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Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.3

3.	Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1.	Use of Proxy Advisory Firms

2.	MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with

3 MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.

In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

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MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.	Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation

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best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.4 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3.	Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

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4.	Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

D. ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

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A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact proxyteam@mfs.com.

E. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

F. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

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Firm-wide Voting Records

3.	MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regard to environmental, social or governance issues.

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Stewardship Policy
and Proxy Voting Guidelines

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Stewardship Policy and Proxy Voting Guidelines

Stewardship statement

Ninety One’s goal is to provide long-term investment returns for its clients while making a positive difference to people and the planet. It is committed to being a responsible steward of clients’ capital and delivering sustainability with substance. Stewardship is therefore a vital component of the investment management process, as it ensures responsible allocation of capital as well as the ongoing management and oversight of its investments. This is done in order to preserve and create sustainable long-term value for its clients. Ninety One is committed to monitoring, evaluating and, if necessary, actively engaging and/or withdrawing investments where it believes it is in the best interest of its clients. This includes exercising its clients’ ownership rights, for example through proxy voting.

As an active steward of its clients’ capital, Ninety One incorporates its stewardship role through all phases of the investment cycle. This includes:

-  Fundamental research: undertaking a robust research process, which includes the assessment of environmental, social and governance (ESG) issues to ensure the responsible allocation of capital.

-  Portfolio construction and monitoring: allocating capital to companies considering ESG issues, pricing these risks to the extent possible, and considering ongoing opportunities for engagement and influence.

-  Engagement: where issues which materially affect long-term value creation and preservation are identified, Ninety One will undertake active engagement with the management of those assets to achieve positive change where appropriate.

-  Proxy voting: Ninety One’s stewardship principles and voting policies are reflected in the execution of our proxy voting process.

Ninety One applies its stewardship approach and principles across all the asset classes in which it invests, tailoring its stewardship efforts at the different stages of the investment cycle, depending on the opportunities and constraints of each asset class and the particular nature of the investment strategy. Central to these stewardship strategies is the protection and enhancement of its client portfolios.

Stewardship Policy and Proxy Voting Guidelines

Ninety One’s approach to engagement and voting is informed by policies in relation to five areas of corporate governance, which it considers key to ensuring long-term value:

-	Leadership and strategic control
-	Alignment with the long term
-	Sustainability risks including climate change
-	Protecting client capital
-	Audit and disclosure

Within the various jurisdictions in which Ninety One invests, it seeks to contribute meaningfully towards the development of a successful stewardship framework for investment and ownership. The firm endorses a range of globally recognised governance principles[1], which represent a broad set of standards, and views them as suitable for listed companies across most markets. Where appropriate, Ninety One will seek to influence the development of policy, regulation and laws, aiming to facilitate the deployment of efficient capital markets and the development of favourable environments for shareholder rights and interests.

Stewardship is the responsible allocation, management and oversight of capital to create long-term value for clients and beneficiaries leading to sustainable benefits for the economy, the environment and society.

The UK Stewardship Code 2020

1. 2	G20 OECD Principles of Corporate Governance, King IV in South Africa and UK Corporate Governance Code.

Stewardship Policy and Proxy Voting Guidelines

Ninety One’s
stewardship principles

1	Ninety One will support a long-term investment perspective by integrating, engaging, escalating and monitoring material investment risks, including ESG issues.

	2	Ninety One will exercise its ownership rights responsibly including engagement and voting rights.

3	Ninety One will address internal governance of effective stewardship including conflicts of interest and potential obstacles.

	4	Ninety One will disclose how it discharges its stewardship duties through publicly available policies and reporting.

5	Ninety One is, where appropriate, willing to act alongside other investors.

Stewardship Policy and Proxy Voting Guidelines

Implementing Ninety One’s approach

Integration of stewardship principles

Ninety One recognises that, in taking a long-term perspective, material investment risks, including ESG issues should form part of fundamental investment analysis as this speaks to the inherent risk of a business and therefore will need to be reflected in its cost of capital. The effective incorporation of these considerations may be achieved by means of screening, fundamental analysis or any other method deemed appropriate, including the seeking of external advice.

Engaging with companies

Ninety One sees engagement as the preferred means to address material risks and issues that can affect the value of its clients' capital. Engagements are communications which have a clear purpose and identifiable outcome.

Where engaging is appropriate for a given strategy, Ninety One will consider the potential for taking forward engagement based on various factors, including the ability to exert influence, and the nature and severity of the potential issue. The extent of engagement activities will vary depending on this assessment. Ninety One has two engagement categories:

-	Strategic engagements: Firmwide priority engagements to address critical, systemic, or market-wide risks and opportunities.

-	General engagements: Entity specific engagements carried out by capabilities as part of their investment research and decision- making. The type and extent of engagement activity will vary depending on the materiality of the issue, and the potential to deliver a positive outcome.

Consistent with Ninety One’s stewardship approach, engagement will generally be carried out by the investment team. Specific engagement will take place between the analyst, portfolio manager and the chairman, directors or other officers of the company, supported by the sustainability team where relevant. In cases where engagement is not successful, Ninety One will consider enacting its shareholder rights. These generally include using voting rights and working with other shareholders. As shareholders we also have the option to raise resolutions, propose candidates to the board, call shareholder meetings, and investigate the possibility of legal recourse, if required. In instances where there has been a clear breach of regulations by a company, or officers of the company, and as a result owners are placed at risk, Ninety One may seek intervention by the relevant regulatory body to address the breach. Whether engaging with the board in its own capacity, or in collaboration with other shareholders, Ninety One will seek to resolve an issue rather than escalating it to a level which may be damaging to the company and thus its own holding.

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Stewardship Policy and Proxy Voting Guidelines

Ninety One will endeavour to communicate with companies in a constructive and clear manner. Communication should be founded on a mutual understanding of motive, and should seek to objectively establish a rationale for change to occur. Ninety One expects the boards and management of companies with whom it engages to respect the role that it plays on behalf of its clients. Accordingly, the officers of the company should present their responses to Ninety One’s questions and recommendations in a clear, honest and constructive manner. In communicating ownership concerns, Ninety One will generally address issues to the management of the company, except issues which are considered significant where we generally aim to engage the board or chairperson. In instances where the chairman is not independent, Ninety One will seek to engage directly with the lead independent director. When appropriate, matters will be addressed through the company secretary to ensure that the board is collectively informed about material issues that are being raised. As part of an effective engagement process, Ninety One may also engage with management and other relevant stakeholders to understand and communicate information relevant to its role as an active owner.

Exercising ownership rights

Exercising ownership rights is a key means through which Ninety One, as a shareholder, can deliver its objective to enhance the value of its client assets, and ensure that it delivers on the mandates of its clients.

Ninety One sees the governance of companies and hence the board as an extension of ownership. Owners are therefore the source of board authority over management. It is thus vital to have strong owners who are motivated by the company’s ability to create sustainable value, who can reinforce the board’s mandate and ensure its quality and accountability, and provide input when changes need to take place.

Ninety One is intent on playing a role in ensuring that the boards of the companies in which it invests focus on the preservation and growth of shareholder value. This approach relies on a high level of interaction between Ninety One and company boards, notably the chairperson, the lead independent directors (LID) and company secretaries to support the ongoing objective of higher levels of accountability. Innovative methods that can facilitate this, such as shareholder committees, will be encouraged and supported.

Good governance entails the board looking at every issue with which it has to deal, and devising a policy and framework that can be implemented by management. The board also has the function of curbing the excesses of management, ensuring that risks are managed and ensuring that management’s interests remain aligned with the strategic direction of the company.

Ninety One believes that effective shareholder rights are the cornerstone of ownership rights. Ninety One will support and actively lobby for regulatory changes that can facilitate better communication between companies and their owners.

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Stewardship Policy and Proxy Voting Guidelines

All major decisions that impact the nature of the company should be presented to all shareholders for approval. To be effective, Ninety One believes that the following are key:

-   One vote for one share. There should be one vote for one share, since this aligns shareholders’ voting rights with their economic exposure. The boards of companies should do their utmost to ensure that these rights are exercised and should oppose any efforts to restrict these rights. As such, Ninety One defends the equitable treatment of all shareholders, especially minority shareholders. As a matter of principle, the creation of different share classes that confer disproportionate rights and privileges onto certain shareholders will be questioned by Ninety One. Where such rights exist, these should be clearly disclosed and justified, and one class should not have superior voting rights with respect to matters that affect the capital of other share classes

-   Timely provision of transparent information. A company’s board must ensure the timely release of all material information pertaining to voting issues. The information relating to any of the proposals or resolutions given to shareholders is considered, candid and sufficient for the shareholder to make their decision in a diligent manner. While different jurisdictions may vary in terms of record dates and timeframes, Ninety One believes that the relevant cut-off dates should allow sufficient time for all shareholders to consider the decision at hand. Critically, the timeframe should allow Ninety One to communicate with its clients when necessary and carry out engagements where appropriate. Thus, Ninety One will actively oppose any resolutions clearly intended to acquire shareholder consent by default by not allowing adequate time or sufficient information for shareholders to consider matters.

-   Easy access to voting. Ninety One supports voting by way of a poll and believes that votes which ask for a ‘show of hands’ disenfranchise proxy shareholders and those not present at the meeting. Ninety One views this as an abrogation of shareholders’ rights, and supports the introduction of electronic voting in all markets as well as the removal of paper- and fax-based voting. Moreover, where appropriate Ninety One will support the introduction of real-time shareholder meetings, where questions can be publicly raised through web-based links, so long as these arrangements do not remove the opportunity for shareholders to attend in person.

-   Clear record taking. Ninety One believes that all issues raised at shareholder meetings should be clearly recorded in detailed minutes and placed on public record. This includes the prompt online disclosure of vote outcomes, as a percentage of votes cast, and on a per-resolution basis.

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Stewardship Policy and Proxy Voting Guidelines

Executing the proxy voting process

All relevant strategies are expected to participate in exercising shareholder rights on companies owned, voting via proxy or in person at all applicable meetings. Such voting is conducted in accordance with the proxy voting guidelines set out below, taking into account client interests and market-specific characteristics (e.g., share-blocking markets).

The overall proxy voting guidelines rest within Ninety One’s broader stewardship policy framework, and reflect the principles and approach described above. The voting guidelines in this document apply across all of Ninety One’s holdings as allowed by legal arrangements. Ninety One recognises that local best-practice codes may differ; although its proxy voting guidelines apply globally, it recognises regional differences. In markets where the codes are still evolving and not yet fully aligned with global best practice, Ninety One will take this into account. In these markets, Ninety One aims to engage actively with policymakers, regulators and stock exchanges, together with other global and local investors, to address the more critical potential shortcomings. Furthermore, Ninety One considers the size and maturity of each individual business, and if deemed appropriate, it may take a more pragmatic approach while remaining actively engaged.

Some clients may have their own policy which differs from that of Ninety One. In this situation, clients are expected to opt out of Stewardship Policy and Proxy Voting guidelines, so that an alternative system can be put in place that accommodates the client’s own guidelines.

The diagram below shows how Ninety One executes the proxy voting process. Note that Ninety One does not outsource the voting decision to any third party, as it carries out the decision and execution of the vote in-house. It uses an external proxy research service provider to produce tailored reports. These reports include vote recommendations (not instructions) that arise from applying Ninety One’s voting guidelines. The vote decision is then reached by the relevant investment teams in accordance with the investment philosophy, supported by the sustainability and proxy voting teams. Although highly unusual, investment teams may occasionally vote differently from one another based on their unique strategies. The votes are subsequently instructed electronically via the proxy research service provider’s voting platform. Ninety One’s relationship with its service providers in this respect will be contractually defined and managed in terms of a clear service-level agreement.

Ninety One will bear the responsibility for all voting decisions that it makes on behalf of its clients.

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Monitoring and reporting

Ninety One measures its engagement progress and documents all dialogue and outcomes in order to monitor success against its initial engagement objectives.

Ninety One will publish votes on its website after the associated meeting has taken place. Where Ninety One’s ownership policy determines that a negative vote is cast, Ninety One will, if it is deemed appropriate and beneficial, communicate why it has opposed a particular resolution. Where Ninety One feels that it is necessary to communicate with the company in relation to its voting decision, this will be done in advance of the meeting. This aims to provide sufficient time for engagement to take place and appropriate amendments to be made to the voting decision.

Ninety One publicly discloses its voting decisions on a monthly basis on its website. (www.ninetyone.com/en/investment-expertise/stewardship/proxy-voting-results)

In line with the Shareholder Rights Directive II, Ninety One also publishes information annually on its significant votes. These are considered to be those where there is a significant holding (>5% of the shares or 5% of a fund) and is a dissenting vote against management, or those where there is a significant qualitative factor in that the vote relates to: an ESG issue, a shareholder resolution with a dissenting vote against management, or a significant corporate transaction.

Ninety One fully supports clients that take an active interest in fulfilling their ownership responsibilities. While reporting will be customised to meet specific requirements, Ninety One intends to ensure that clients are kept well informed, on a timely basis, as to how the firm is fulfilling ownership responsibilities on their behalf.

Collaborating with others

Ninety One may work with other shareholders from time to time to promote good governance and prevent any destruction in value. In particular, Ninety One will seek to collaborate where bilateral engagement and executing of ownership rights have not resulted in improvement in governance, and therefore escalation should be considered to protect shareholder value.

Discussions that take place will relate to specific voting actions, and will at no stage seek managerial control or control over the assets of the company. While legislation differs across different terrains, Ninety One holds the view that the frequently used defence by boards and management against collaborating shareholders of a ‘concert party’ action, which necessitates an offer to all shareholders, is unfounded. Ninety One maintains that a concert party action has to be transaction-based, and that it is a digression that has little bearing on shareholders working together to address governance concerns in a company.

Subject to the interests of its clients, Ninety One may seek to become involved in professional, national and international initiatives that seek to enhance governance, corporate citizenship and disclosure practices.

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Governance of Ninety One’s stewardship process

The Ninety One Sustainability Committee (SC) is the custodian of Ninety One’s approach to stewardship. The SC comprises Ninety One’s Chief Executive Officer, Chief Investment Officers, Head of Compliance, Chief Sustainability Officer, Sustainability Director, Head of Investment Risk and is attended by senior representatives of our investment teams.

The SC is responsible for:

1.	The review of Ninety One’s approach to stewardship.
2.	The review and updating of Ninety One’s proxy voting guidelines.
3.	Acting as the ultimate authority for any direct engagement undertaken by Ninety One on behalf of its clients.
4.	Being the final arbiter of any disputes or differences of opinion with respect to possible votes or engagements.
5.	Addressing conflicts of interest identified.
6.	Any other activities related to the overall philosophy, approach and execution of the stewardship of clients’ assets.

Ninety One has dedicated Sustainability and Proxy Voting teams that coordinate engagements, as well as stewardship and voting activities that are steered by the Sustainability Committee. The Sustainability and Proxy Voting teams work with Ninety One’s portfolio managers on engagement, proxy voting, integration strategies, ESG research and reporting.

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Conflicts of interest

Ninety One acts as a fiduciary to its clients. As such, it will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients.

Ninety One has firm-wide Conflicts of Interest and Code of Ethics policies, as well as a separate Conflicts of Interest Committee that manages the broader remit of potential conflicts across the business. Proxy voting-related conflict-of-interest considerations are addressed in this document, which also addresses listed director nominations, the engagement process and fundamental transactions.

Specifically, the key areas where conflicts of interest could arise include:

-   Proxy voting: Ninety One has established processes to manage potential conflict-of-interest issues through the voting process. These conflicts can vary in nature and Ninety One will respond to each case individually, following a strict process. An example would be instances of Ninety One board members or senior employees serving on the boards of other publicly listed companies. To manage this, the compliance team has put in place internal controls, including a Ninety One policy, in respect of outside business activities. Where a conflict is detected, the issue is dealt with appropriately and escalated to the Ninety One Sustainability Committee, where necessary. We would also cast a ‘do not vote’ decision on holdings in listed Ninety One-managed funds and Ninety One PLC/Ltd.

-   Fundamental transactions: From time to time, Ninety One on behalf of its clients may become involved on both sides of a fundamental transaction. In such cases, Ninety One will seek to ensure that all appropriate factors are considered prior to any transaction or recommendation taking place. If necessary, it will engage directly with its clients to determine an appropriate course of action. Ninety One would ultimately aim to act in the best interests of clients, in line with their mandate, which may result in a divergence of actions.

-   Nominating directors: Ninety One will endeavour, where appropriate, to nominate candidates that it objectively considers to be independent of Ninety One. Should Ninety One deem it necessary to nominate a candidate that is in any way affiliated to itself, it will ensure that the candidate is not presented with any conflicts of interest that may impact their ability to fulfil their responsibilities as a director, or as an employee of Ninety One.

-   Engagement: In theory, there is a risk that Ninety One could favour some companies in the engagement process where Ninety One has a prior relationship and so would be failing in its duty to treat all its clients equally. To mitigate against such a risk, Ninety One has established a governance structure to ensure that these situations are appropriately identified and managed, including all strategic engagements being monitored by the Sustainability team.

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Supporting and implementing stewardship codes

As a firm, Ninety One will seek to play a meaningful role in helping to develop and improve the framework for investment and ownership within the various jurisdictions in which it invests. Where appropriate, it will seek to influence the development of policy, regulation and laws, aiming to facilitate the deployment of efficient capital markets and the development of favourable environments for shareholder rights and interests.

A number of codes and standards are relevant to our approach. The Principles for Responsible Investment (PRI) were launched in 2006, the UK Stewardship Code in 2010 and the Code for Responsible Investing in South Africa (CRISA) in 2011. Ninety One played an important role in the development of the CRISA and contributed to the development of the updated CRISA II code.

Ninety One is a signatory to the Principles for Responsible Investment, the UK Stewardship Code and is a supporter of a number of other global codes including the Singapore Stewardship Principles, the Hong Kong Principles of Responsible Ownership, the Japanese Stewardship Code, the Korea Stewardship Code and the ISG US Stewardship Principles. There are no signatories to CRISA. However, Ninety One endorses the South African Code.

These stewardship codes are consistent with the PRI framework, which expects institutional investors to:

-	Incorporate ESG issues into investment analysis and decision-making processes.
-	Be active owners and incorporate ESG issues into ownership policies and practices.
-	Seek appropriate disclosure on ESG issues by the entities in which we invest.
-	Promote acceptance and implementation of the Principles within the investment industry.
-	Work together to enhance the effectiveness in implementing the Principles.
-	Report on activities and progress towards implementing the Principles
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Proxy voting guidelines

Ninety One has organised its assessment of corporate governance-related matters under five broad areas which guide its voting decisions:

1.	Leadership and strategic control
2.	Alignment with the long term

3.	Sustainability risks including climate change

4.	Protecting client capital
5.	Audit and disclosure

1	Leadership and strategic control

The board and its directors

The board determines the strategic direction of the company, taking into account the interests of the company and all its stakeholders. The board bears ultimate responsibility for the long-term sustainable success of the company.

Although board structures vary across countries, Ninety One expects boards to:

-    Be sufficiently independent, so as to protect all shareholders’ interests.

-    Have adequate executive representation, so as to provide significant operational insight.

-    Provide strong and diverse oversight, underpinned by a variety of skills and experiences that replicate the business’s key features and geographies.

-    Maintain an optimal board size, with appropriate board refreshment, succession plans and correct attendance to find the right balance between fresh perspectives and company history.

Ninety One believes directors should stand for re-election regularly, and that there should be clear and detailed disclosures of a director’s background. These should be made available to shareholders to facilitate the assessment of their suitability.

Ninety One expects a board to include a sufficient number of independent directors. Some issues to consider with regards to independence include:

-   Founder status

-   Family relations with senior executives or founders

-   Excessive tenure

-   Having served as an executive in the previous five years

-   Having business relationships with the company or its executives

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-   A shareholding in the company of over 10% of the issued share capital.

Whilst these may be obstacles to independence, we would consider these issues in the broader context of maintaining appropriate expertise on the Board, and the stability of the company. It is crucial to regularly evaluate the role and impact of directors on the company's performance and governance.

Interlocking directorships

The chair leads the board and is responsible for its overall effectiveness in directing the company. Should the company be large and complex in nature, or the chairperson not be independent, Ninety One would expect a suitably experienced and senior board member to be appointed as the Lead/Senior Independent Director (LID/SID). The LID should be able to engage independently with owners on governance-related issues.

The LID should also assume key governance responsibilities, including the supervision of the annual evaluation of the chairperson. The LID should also handle specific issues relating to conflicts of interest of board members, should the chairperson not be independent. Ninety One considers a combined chairperson and CEO role to be a governance risk.

The voting guidelines arising from the above are as follows:

-  Unless there is a particular context and explanation, Ninety One may not support the (re)election of the chairperson where:

-  They are considered to be not independent.

-  They are the former CEO.

-  There has been a clear failure to conduct periodic reviews of the performance of the board.

-  They have repeatedly refused to adhere to reasonable disclosure requests.

-  There has been a disregard for the interests of stakeholders, including in relation to the environmental and social risks and impacts of the company.

-  There is a lack of succession planning and there is no engagement on the topic.

-  Shareholder rights and the ability to communicate with the board have been impaired.

-  There are persistent and unaddressed governance failures that pose a material risk, unless the board has provided a strong rationale.

-  Ninety One may vote against a combined chair and CEO board structure, although it will consider all circumstances, including duration of the appointment, the potential concentration of power and explicit disclosures on how conflicts of interest have been managed.

-  Ninety One may not support non-independent directors where the overall board balance is not majority independent or does not at least meet the local market requirements.

-  Ninety One generally accepts proportional representation of shareholdings on the board, so long as minority shareholders’ interests are respected.

-  Ninety One will, in the first instance, focus on non-independent non-executive directors who also serve as key committee members when the overall board is not majority independent.

-  Where executive directors sit as committee members, Ninety One may vote against the executive directors.

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-  Ninety One may vote against directors, including the chairperson, if, from a sustainability point of view, there are unmitigated risks, poor disclosure, incidents and failure to appropriately manage and anticipate environmental and social risks which have resulted, or may result, in the destruction of shareholder value.

-  Ninety One may vote against the re-election of any director who has not attended 75% of the total number of board and relevant committee meetings in the period since they were last elected to the board, unless an appropriate explanation has been provided.

-  Ninety One may vote against directors who, due to having accumulated multiple board roles at other publicly listed companies or large unlisted companies, run the risk of not being able to properly discharge their fiduciary duties. Ninety One will look at the number of external roles, the roles themselves, and the market capitalisation of the companies concerned.

-  Ninety One prefers boards that are adequately sized and may vote against certain directors if it considers the board to be too large and unwieldy.

-  Ninety One expects timely disclosure of names and biographical details of all nominees, and may vote against candidates where such information is not disclosed.

-  As a general principle, Ninety One does not support bundled directors’ elections, although it will be guided by regional best practice.

-  Ninety One does not support proposals that remove directors from being re-elected by either a clean slate (100% of the board) or by rotation (usually 33% per year).

-  Ninety One does not generally support the election of alternate directors.

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Board committees

Ninety One expects the audit, remuneration and nomination committees to comprise non-executive directors only and be chaired by an independent non-executive director. Ninety One may vote against non-independent directors when the structures below are not in place, or when the discharge of duties by each of the committees does not meet the principles it expects companies to uphold.

Audit committee

The audit committee has a crucial role in safeguarding investors’ interests, as it is responsible for the integrity of the financial statements, risk management and auditor appointment. Given this key role, Ninety One expects audit committees to comprise independent non-executive directors only. They should comprise a minimum of three members with at least one with recent and relevant financial expertise.

Remuneration committee

The remuneration committee is responsible for designing and implementing the remuneration scheme for the company’s executive directors and senior management, including consideration of remuneration related to the management of the environment and social risks and impacts. In this capacity, it should have knowledge of pay structures across the organisation, including that of the CEO, as well as being aware of the gender-pay-gap ratio and other relevant diversity factors. Ninety One expects remuneration committees to be fully independent where called for by market practice, and prefers at least some remuneration committee members to be, or have been, remuneration committee members at other publicly listed companies or to have had similar experience.

Nomination committee

The nomination committee is responsible for ensuring that the board comprises directors with a good range of relevant skills and knowledge and that they collectively represent diversity. It is tasked with designing and implementing robust board-evaluation and succession-planning policies. Ninety One expects nomination committees to be majority independent.

-  Ninety One may vote against the chair of the nomination committee if, after engagement, there is a failure to ensure appropriate diversity on the board, including ethnicity and gender for example.

-  Ninety One may vote against the nomination committee chairperson or the board chairperson in cases where it believes that the necessary skills/ diversity are lacking on the board, including in relation to climate change and transition.

-  Ninety One may vote against the nomination committee chairperson or board chairperson in cases where there is no indication that proper and ongoing board assessments and succession planning are taking place.

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2	Alignment with the long term: remuneration and sustainability

Ninety One recognises the importance of long-term alignment and looks at it from two main perspectives: (i) alignment of remuneration with the creation of long- term sustainable value; and (ii) the governance system’s ability to understand, monitor and mitigate any social, ethical and environmental risks, including managing stakeholder relations.

Ninety One believes that long-term environmental and societal sustainability considerations should be part of a board’s long-term oversight and should be reported to stakeholders in an annual report using leading global reporting standards as defined in regulation or by industry standards such as ISSB (International Sustainability Standards Board), CDP, SASB (Sustainability Accounting Standards Board) or the GRI (Global Reporting Initiative). The direct implications of a business’s operations on the supply chain and the impact of its products and services on both society and the environment should be carefully considered. In Ninety One’s engagement with boards and in its governance assessments, it may assess the board’s performance in this respect and vote against directors when it believes long-term sustainability considerations are not being adequately addressed.

Where appropriate, Ninety One will also work with policymakers and advocacy groups on these matters.

Ninety One expects remuneration schemes to be aligned with shareholders’ interests, and promote the long-term success of the company. It also expects the remuneration committee to be able to justify pay structures and levels in relation to three main criteria: market practice, sector practice and the company’s performance.

The hard-governance remuneration principle that Ninety One considers across all geographies is the existence of a strong and identifiable link between pay and performance. It therefore expects executive directors’ actual pay-outs to mirror shareholders’ experience, and the company’s disclosure to be substantial and substantive enough for such an assessment to take place.

The voting guidelines arising from the above include the following:

-  Ninety One may vote against remuneration resolutions where there is insufficient disclosure to assess the schemes, and/or where existing disclosure does not follow the regulatory guidelines of the relevant jurisdiction.

-  Ninety One places special emphasis on clear and meaningful performance metrics and targets, which should be linked to the company’s strategy and include stretching vesting levels. The lowering of targets may only be accepted in exceptional circumstances.

-  Ninety One prefers schemes with several performance metrics that should be relative and under the effective control of the executive directors.

-  Ninety One expects a minimum performance period of three years and favours schemes with a subsequent vesting period.

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-  Ninety One expect malus and clawback provisions to be in place.

-  Ninety One may vote against remuneration resolutions if the remuneration approach fails to ensure appropriate remuneration related to the management of environmental and social risks and impacts.

-  Ninety One may vote against remuneration resolutions if it is concerned about pay outcomes and not all the members of the remuneration committee are independent.

-  Ninety One may vote against remuneration resolutions where there is not a healthy balance between fixed and variable pay and, within the latter, a relevant split between short- and long-term compensation.

-  Ninety One will consider not only maximum pay-outs allowed under the policy, but also year-on-year granted amounts, and will consider this in the context of the company’s size, sector, maturity and previous payment history. Remuneration committees should have the ability to exercise discretion within the boundaries of applicable employment laws and regulations. However, discretion should be exercised with caution and its use publicly justified.

-  Ninety One may vote against untoward salary increases and excessive pension arrangements without appropriate justification. Ninety One will generally vote against remuneration proposals which are not aligned with the broader workforce, including salary increases and variable pay within pension entitlement, and may vote against increases that are triggered entirely by benchmarking exercises.

-  Ninety One will generally vote against plans that can be materially amended without shareholder approval.

-  Ninety One does not support retrospective/inflight amendments to incentive schemes, nor the repricing of options, except in exceptional circumstances when not doing so may result in the interests of management and shareholders not being aligned.

-  Ninety One does not typically support transaction bonuses.

-  Ninety One expects dilution levels to be kept to a minimum.

-  On recruitment, Ninety One expects companies to pay no more than is strictly necessary. If buy-out awards are agreed, it expects like-for-like structures together with an explanation of the link between pay and performance in the old and new schemes. Ninety One may vote against such schemes if these conditions are not met.

-  Ninety One may vote against severance payments that are not aligned with the company’s remuneration policy and those exceeding contractual requirements. Severance payments should be subject to the same performance tests and pro- rated for time served. Ninety One will generally vote against accelerated vesting provisions and severance payments lacking disclosure of their terms.

-  Ninety One may vote against any option schemes where there is automatic vesting on a change in control of the company.

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3	Sustainability risks including climate change

Ninety One supports the development and use of reporting standards and frameworks that aim to increase the transparency and comparability of sustainability-related disclosures, such as the Task Force on Climate-related Financial Disclosures (TCFD), the Taskforce on Nature-related Financial Disclosures and International Sustainability Standards Board (ISSB) standards.

Ninety One expects boards to be able to demonstrate ‘climate competency’ in their communications with investors and therefore supports the recommendations of the Taskforce on Climate-Related Financial Disclosures (TCFD). Where climate change is identified as a material issue for the business, companies are expected to have sufficient expertise and experience on the board to ensure effective strategic and operational oversight. Ninety One may vote against the report and accounts of companies faced with material climate risk where little or no progress has been made in terms of providing the market with investment-relevant climate disclosures. Furthermore, where Ninety One deems insufficient action is being taken on the issue of climate change, it might cast a vote against the chair of the board and/or other key directors.

Ninety One typically supports shareholder proposals seeking to improve disclosures and transparency by companies facing material sustainability risks, including carbon risks. In line with its approach to any shareholder resolution, it will consider any sustainability-related resolution in the context of the individual business and the existing activities to the implied risk. When reviewing a resolution, Ninety One also considers the progress made to date and commitments already disclosed by the company. It seeks to support resolutions which are appropriate, relevant and practical for the company in question and its regional context.

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4	Protecting client capital – capital management and shareholder rights

A board’s authority to raise capital through the issuing of shares, and its ability to decide on how it allocates the income attributable to shareholders (dividend payments or share repurchases), represent an important vote on a set of different resolutions. In many cases, these resolutions are presented as renewable authorities.

While providing the board with flexibility, general authorities can result in a significant erosion of shareholder value. Therefore, Ninety One will apply constraining votes on general authorities, preferring that specific and well-motivated authorities are sought from time to time as needs arise. This is core to Ninety One’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this will be reflected in the voting decisions relating to the leadership of the company.

Corporate actions arise from time to time which require shareholder approval. Ninety One will consider such situations on a case-by-case basis, through carefully assessing how the interests of its clients can be best served. Ninety One will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti-takeover measures, ‘poison pills’ and alterations to company constitutions). The presentation of such resolutions to shareholders is often an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.

On authority to issue shares, Ninety One may:

-  Vote against the general authority to issue shares with an attached right of pre-emption of more than 33% of the issued share capital of the company.

-  Vote against the general authority to issue shares without attached right of pre-emption of more than 10% of the issued share capital of the company. In the UK, Ninety One accepts a 20% issuance authority if it follows the Pre-Emption Rights Group principles.

-  Vote against any general authority to issue shares for cash above 5%.

-  Vote against any issue of shares for cash where the discount limit is more than 5%.

-  Vote against all general authorities where management has a record of destroying company value as assessed by Ninety One’s own investment process.

-  Vote against the issue of shares to option schemes that it has actively opposed, or where it has opposed the adoption of the remuneration report.

In a case where the company has been irresponsible with respect to the issuing of shares, Ninety One may not support the re-election of the chairperson and any incumbent directors and will not support any resolutions to issue shares.

Ninety One will not support any general authorities to issue shares where the share price is substantially below its intrinsic value.

Ninety One will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control or establishing a control group in the company.

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Ninety One will actively oppose any issue of shares where the underwriter is a holding company which could be perceived to be increasing its holding in the company through taking up unsubscribed shares.

On the repurchase of shares, Ninety One will consider supporting the request when: ɽ

There is sufficient liquidity in the market.

-  The company has substantial cash resources and the repurchase scheme is a viable and tax-efficient method of returning cash to shareholders.

-  The company has a track record of cancelling treasury shares rather than re-issuing them to share option schemes (unless this intention has been declared in advance).

-  There is no conflict of interest with the company’s management incentive policy.

-  The share price at the time of the general authority is substantially below its intrinsic value as assessed by Ninety One’s own investment process.

-  There is a robust argument as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations.

-  The company has sufficient balance-sheet strength and cash resources not to place it under any form of financial strain.

If Ninety One has either supported or rejected a share repurchase scheme and the resolution has been carried, but management has used this authority in an improper manner, Ninety One may vote against the re-election of the chairperson of the company and incumbent directors.

On dividends and capital distributions, Ninety One will generally vote against the payment of a dividend if it will clearly place the company under financial stress.

If Ninety One determines that the company is withholding income from shareholders and not using surplus reserves to any productive pursuit, such as reducing debt, it will consider:

-  Making a symbolic vote against the adoption of the financial statements.

-  Voting against the re-election of incumbent directors.

Where a capital distribution is clearly being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Ninety One will vote against the linked resolution.

On changes in shareholder rights via amendments to company constitutions, Ninety One will generally oppose any:

-  ‘Poison pill’ proposals in any form.

-  Any resolutions that propose new share classes that have proportionately higher voting rights than existing share classes.

-  Any resolutions that absolve directors from either their fiduciary responsibilities to owners or their re-election through an ordinary resolution.

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5	Audit and disclosure

Audits are among the most important protections for shareholders’ capital as well as for the company. Consequently, Ninety One attaches much importance to both the quality and the independence of the audit process. The financial statements audit offers credibility and comfort to all stakeholders. The board is responsible for presenting a fair, balanced and understandable view of the financial position of the company. Therefore, it relies on both a robust internal and external audit process as well as employing an appropriate level of oversight.

When voting on resolutions relating to the appointment of auditors, Ninety One considers the suitability of the auditor on a case-by-case basis, considering the context of the business, the market and its respective laws. Ninety One recognises the importance of a healthy, competitive audit market, but does not expressly take a view on whether companies should use small or large audit firms. Ninety One will also consider the total fee for the audit, which should also not make up a significant portion of the audit firm’s total turnover.

Non-audit work is sometimes necessary but should be kept to a minimum and require prior audit committee approval. The detail around the fees related to both audit and non-audit work should be disclosed to shareholders.

Ninety One may vote against the re-election of the auditor if:

-  There are repeated and material misstatements in the annual financial statements.

-  A disproportionate (+40%) amount of the auditor’s total fee over the previous three years is derived from non-audit services. In markets where it is not required or best practice to disclose non-audit fees, Ninety One aims to engage with companies to encourage such disclosure.

-  The auditor is engaged with conducting the internal audit.

-  The auditor has been in place for more than 10 years and there has not been a recent tender process and there are no plans to put the audit out to tender. This may also result in the withdrawal of support for the audit committee chairperson.

Accurate, timely and full disclosure is essential to Ninety One’s investment and capital-allocation process. Appropriate disclosures allow us to evaluate continuously a company’s position, engage with management and better understand it. In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.

Ninety One may vote against the approval of the financial statements resolution when: -

There is a clear deficiency in information.

-  There has been an attempt to hide or obfuscate materials.

-  There are serious omissions, or there has been an audit qualification.

Ninety One may vote against specific transactions where there appears to be a material deficiency with respect to the information provided to shareholders.

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Shareholder resolutions

The right of shareholders to file resolutions at meetings is important. Ninety One has seen a rise in these in recent years and believes that many have resulted in positive developments. Given that the resolutions which appear on agendas vary greatly – by both type and quality – Ninety One is unable to generalise as to how it would vote. As a rule, however, it will follow internal guidelines and assess each case individually, asking the following key questions:

ɽ  Does the issue raised in the resolution align with Ninety One’s philosophy and principles around sustainability and ESG?

ɽ  Would the passing of the resolution improve shareholder rights?

ɽ  Would it benefit its clients if the resolution was passed?

ɽ  Does the resolution pertain to an environmental, social or governance issue that is a material area for the business?

ɽ  Does the company already address the issue and, if so, is Ninety One comfortable that the current company standards or progress are enough?

ɽ  Is the proposal practical and proportionate to the issue and to the company in question?

Ninety One believes that a company’s long-term response to material ESG issues can significantly affect long-term shareholder value, and therefore seeks and encourages appropriate reporting and disclosure of these issues. As with any shareholder resolution, Ninety One prefers to support those resolutions where it has engaged unsuccessfully on the same issue with the company, but it does not limit its support to this.

Typically, if the internal guidance above is satisfied, Ninety One would support proposals that seek to improve disclosure and reporting related, but not limited, to:

ɽ  Meaningful and material diversity disclosure.

ɽ  Political contributions and lobbying activities.

ɽ  Environmental reporting including climate change.

ɽ  Implementation of policies on material ESG issues.

Furthermore, there are certain shareholders' rights that Ninety One will support in principle. Ninety One will always review these on a case-by-case basis, but unless there are mitigating circumstances, it will seek to support the following proposals related to governance matters:

ɽ  Adopt proxy access.

ɽ  Separate CEO/Chair roles.

ɽ  Provide the right for shareholders to call special meeting.

ɽ  Provide the right to act by written consent.

ɽ  Submit shareholder rights plan (‘poison pill’) to a shareholder vote.

ɽ  Reduce supermajority vote requirement.

ɽ  Remove antitakeover provisions.

ɽ  Expects a majority vote for the election of directors, and remove plurality voting arrangements.

Stewardship Policy and Proxy Voting Guidelines

Ninety One reserves the filing of shareholder proposals to use as a method of last resort as it defers to active engagement with the intention to reform, given its proxy access and the relationships it cultivates with the boards of its investee companies.

Ninety One has dedicated Sustainability and Proxy Voting teams to manage its engagement, stewardship and voting activities, which are steered by the Sustainability Committee. The Sustainability and Proxy Voting teams work with portfolio managers on engagement, proxy voting, integration strategies, ESG research and reporting.

For more information contact:

Daisy Streatfeild Sustainability Director Telephone +44 20 3938 3204
daisy.streatfeild@ninetyone.com

Important information

The information discusses general market activity or industry trends and should not be construed as investment advice. The economic and market forecasts presented herein reflect our judgment as at the date shown and are subject to change without notice. These forecasts will be affected by changes in interest rates, general market conditions and other political, social and economic developments. There can be no assurance that these forecasts will be achieved.

Past performance is not a guide to the future. Investors are not certain to make profits; losses may be made. The information contained in this document is provided in good faith and has been obtained from sources believed to be reliable. No warranty is provided as to its accuracy or completeness. Any opinions stated are honestly held but are not guaranteed and should not be relied upon. This communication is provided for general information only. It is not an invitation to make an investment nor does it constitute an offer for sale and is not a buy, sell or hold recommendation for any particular investment.

This document is the copyright of Ninety One and its contents may not be re-used without Ninety One’s prior permission. Issued by

Ninety One, January 2025.

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CS_749 02/2025 - MACS15044

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Parametric Portfolio Associates LLC (“PPA”)

Equity Proxy Voting Policy and Procedures

February 2025

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Introduction

This Proxy Voting Policy sets out the Parametric Portfolio Associates LLC (“PPA”) approach to proxy voting, the procedures it follows with respect to Proxy Voting and the guidelines used to inform voting on key issues. The policy is reviewed annually and updated as necessary to address new and evolving proxy voting issues and standards.

PPA Approach to Proxy Voting

PPA will vote proxies in a prudent and diligent manner and in the best interests of clients, in accordance with its fiduciary duties, consistent with the objectives of the relevant investment strategy (“Client Proxy Standard”).

The Proxy Voting Coordinators are members of the Investment Strategy department and are responsible for ensuring shareholder meetings are voted in the best interest of the client and consistently apply this Policy. The Proxy Voting Coordinators oversee the proxy voting Policy implementation, operational processes, vote execution and research, and are involved in the Proxy Committee.

Applicability of Policy

PPA votes proxies on behalf of the clients that have granted it the authority to do so and will vote the proxies in accordance with this Policy unless otherwise agreed with the client.

Proxy Voting Procedures

A.	Proxy Services Provided by Third Parties

PPA retains the services of Institutional Shareholder Services (“ISS”) for proxy vote execution, reporting, record-keeping, and where appropriate, to provide company-level reports that summarize key data elements within an issuer’s proxy statement or on specific thematic/market topics.

As part of our ongoing oversight of the proxy service providers, PPA performs periodic due diligence on ISS. Topics of the reviews include, but are not limited to, ISS’ management of conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

B.	Proxy Voting Operations

The Client Relations Group (“CRG”) is responsible for account setup, which includes proxy voting instructions. CRG records account-level proxy voting authority in Parametric’s internal systems, reconciles this against information provided by the custodian for the account, and communicates any discrepancies to the advisor or consultant.

The Proxy Voting Coordinators (the “Coordinators”) are members of the Investment Strategy department who are responsible for ensuring proxy ballots are voted in accordance with the Guidelines for all accounts where Parametric has been delegated voting authority. The Coordinators are also responsible for reporting on voting activity and policy, preparing materials for the Committee, maintaining proxy voting records, and other tasks related to administering votes.

1.

The Director of Responsible Investing (the “Director”), or their delegate, is responsible for reviewing and recommending changes to the Guidelines and the Proxy Voting policy, and providing guidance on any votes that fall outside the Guidelines.

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The Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisors engaged to vote proxies on behalf of clients. The Committee is responsible for setting and annually reviewing the firm’s Policies and Procedures and the Guidelines.

The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

Account Setup

2.

●	Parametric is generally delegated the responsibility to vote proxies on behalf of clients. This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

3.

●	Parametric views the custodian proxy voting setup as the book of record and will update its own internal systems to reflect this, even if it conflicts with the investment advisory agreement, once the advisor has been informed of the proxy voting authority discrepancy.

Proxy Voting Administration

●	The Coordinators are responsible for ensuring proxies are voted in accordance with the Guidelines. This includes ongoing management of Parametric’s voting environment and reviews of upcoming proxy meetings.

●	The Director, or their delegate, will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinators with regard to the Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

4.

●	In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinators will consult with the Director to confirm that the Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members. The rationale for making the determination will be documented.

5.
●	Parametric may not vote one or more proxy ballots on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which shareblocking practices may impose trading restrictions or voting requires filing a Power of Attorney).
6.

●	The Coordinators also conduct periodic reviews for all active accounts of proxies that are not voted or that are voted inconsistent with the Guidelines. Ballots voted differently than the Guidelines, and the rationale for why, are documented by the Coordinators.
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C.	Proxy Voting Oversight

The Proxy Voting Committee has overall responsibility for this Policy. Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices. Members of the Committee consist of investment team and compliance representation.

On an annual basis, the Committee will approve the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders.

D.	Securities Lending

Accounts managed or advised by PPA may participate in a securities lending program through a third-party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender is not entitled to vote the lent shares at the company meeting.

E.	Market and Operational Limitations for Non-U.S. Companies

Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of the listing organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.

As a result, PPA uses reasonable efforts to vote clients’ non-U.S. proxies, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.

F.	Conflicts of Interest

PPA is part of Morgan Stanley Investment Management, which is part of Morgan Stanley, a global financial services group, and, as such, PPA faces potential conflicts due to the role of other Morgan Stanley divisions which may have commercial relationships with companies in which PPA may invest. Such potential conflicts of interest involving divisions of Morgan Stanley outside MSIM are managed through the operation of various policies and procedures, including (among others) those creating and enforcing information barriers between MSIM and other Morgan Stanley divisions.

PPA has also enacted policies and procedures to address potential conflicts resulting from its own commercial or other relationships and to manage conflicts of interests so that proxies are voted in accordance with the Client Proxy Standard. Proxy voting is overseen by the Proxy Voting Committee which does not include individuals whose primary duties relate to client relations, sales, or marketing.

Where proxies are voted in accordance with this Policy, no material conflict of interest will be deemed to exist. In situations where a proxy proposal is not addressed by this Policy, Parametric may convene a special committee to determine how the proxy should be voted in accordance with the Client Proxy Standard. Any determinations of the special committee regarding a material conflict of interest where appropriate will be reported to the Fund Board.

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PPA also faces potential conflicts of interest when voting proxies of its parent company Morgan Stanley. In such situations, PPA will seek to vote its shares in the same proportion as other holders of Morgan Stanley’s shares (“echo vote”).

7.

G.	Proxy Voting Reporting & Recordkeeping

We will promptly provide a copy of this Policy to any client requesting it. We will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

The Proxy Coordinators will maintain requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any relevant research documents and (5) Proxy Committee and Special Committee decisions and actions. This documentation will be maintained for such period as required by relevant law and regulation.

PPA also maintains rationales for its voting decisions at shareholder meetings including votes against management in a searchable database on an external website which is updated on a rolling 12-month basis.

Records are retained in accordance with Parametric’s Books & Records Policy, which establishes general firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance.

The Parametric Books & Records Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

H.	Review of Policy

The Proxy Voting Committee reviews this Policy annually to ensure that it remains consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

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PPA Proxy Voting Guidelines

Our proxy voting principles are rooted in the tenets of accountability, transparency and protection of shareholder rights. Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these rewards.

When reviewing proposals, PPA considers the financial materiality, including the company’s exposure to the risk or opportunity, the management of such issues and company’s current disclosures.

Parametric Portfolio Associates LLC (also defined as “We” within this section) therefore expects the companies in which it invests to adhere to effective governance practices and to protect their shareholders’ interests. In addition to these proxy voting guidelines, PPA may review publicly disclosed information from the issuer, research, and other sources. Investment teams1 will independently make voting decisions as appropriate for their strategies.

A.	Board of Directors

The board of directors plays a key role in overseeing management and ensuring effective execution of strategies to achieve long-term shareholder value creation. The board has several important responsibilities including, but not limited to, selecting the executive leadership, monitoring and incentivizing performance, succession planning, and overseeing company strategy. In order to effectively carry out its fiduciary duties, we believe it is crucial for the board to have the right mix of skills, be sufficiently independent, and have the proper accountability mechanisms in place.

Board Composition

The role of the board of directors is to provide governance oversight and guidance to position the company for strategic success and drive long term value creation for shareholders. We believe that diverse perspectives on the board help directors assess and manage risks and opportunities comprehensively. Diversity on a board can include diversity of thought, background, skills, and experiences. Directors with a mix of tenures can also be beneficial to balance new perspectives with industry experience and knowledge. We generally expect the board to be composed of directors with adequate skill sets and diversity to provide oversight of the business, and in line with any local market regulations. Additionally, we expect the audit committee to have directors with appropriate financial expertise to serve on the committee.

Board Independence

We generally expect boards to adhere at a minimum to their prevalent market or regulatory standards on board independence. In most markets, a majority independent board is considered best practice. When assessing independence of directors, we may consider relevant circumstances and relationships with the company and related parties such as senior management or large shareholders.

In our experience, the right leadership structure is critical to a strong board. When voting on matters related to board leadership, we may consider company performance and any evidence of entrenchment or perceived risk indicating power may be overly concentrated in a single individual. We also generally expect key board committees to be comprised of independent board members.

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Board Accountability

Director elections are the primary mechanism for shareholders to hold board members accountable. Therefore, we generally expect directors to be elected annually to serve on the board by majority vote. We generally expect that directors who fail to receive majority shareholder support should resign from their position unless there is sufficient disclosure concerning the reasons why they failed to get support from a majority of the shareholders.

Boards should take into consideration the views of their long-term shareholders to ensure alignment, and to make appropriate efforts to communicate their plans and views broadly. To that end, we generally expect the board to engage meaningfully with long-term shareholders, especially to address concerns on matters that may affect the long-term value creation of the company.

We may consider withholding support for directors where we have significant concerns due to inadequate risk oversight of potentially financially material issues2. We may consider withholding support for Audit Committee members for failure to address accounting irregularities or financial misstatements over consecutive years.

Directors should dedicate adequate time to their role and consider any other existing commitments alongside their board and/or committee memberships. We may look at meeting attendance to determine whether directors have adequate time for their responsibilities.

B.	Auditors

Investors rely on auditors to attest to the integrity of a company’s financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. We therefore expect auditors to be independent in order to provide an objective opinion and assurance. We may consider non-audit related business, length of service and any other relevant context when assessing auditor independence. We generally expect non-audit related fees to be less than 50% of the total fee.

C.	Executive & Director Compensation

Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation plans can create perverse incentives. We expect compensations plans to be reasonable, and appropriately incentivize executives to make risk-reward decisions that align with the business strategy and goals, and long-term shareholder value creation. Compensation plans should also build in retention mechanisms for high performing executives. We generally expect compensation plan payouts to align with performance and long-term value creation.

We expect director compensation to follow market best practice and be aligned with long-term shareholder interests. For executives and directors who gain shares through equity compensation plans, we generally expect reasonable guidelines and holding requirements. Typically, stock options issued to executives should be priced at fair market value on the date of the grant and any re-pricing should not incur a significant cost to shareholders.

We generally expect employee ownership, retirement and severance plans to be designed in a manner that does not disadvantage shareholders. These plans should not be excessively dilutive or incur a high cost. We

2 For example, we may withhold support for a director we believe is responsible for a company’s involvement/remediation of breach of global conventions such as UN Global Compact Principles on Human Rights, Labor Standards, Environment and Business Malpractice.

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generally expect discounted employee stock purchase plans to be broad-based and include non-executive employees. Discount rates should be in line with market best practice and not excessive.

For compensation plans with performance metrics, in instances where performance milestones are not met, we may expect reasonable claw back provisions for executive or director compensation related to these missed milestones depending on the circumstances.

We generally evaluate each compensation plan and any related proposals, including shareholder proposals, within the context of the market and the company. In order to make a suitable evaluation about compensation and related matters, we expect appropriate disclosures on relevant aspects.

D.	Shareholder Rights and Defenses

Companies should take actions and make decisions with the intent of maximizing long-term shareholder value creation. We generally support proposals that enhance shareholder rights and vote against those that seek to undermine them. We believe that in most cases, each common share should have one vote, and that a simple majority of voting shares should be what is required to effect change.

8.	Shareholder Rights Plans

Shareholder rights plans, commonly known as poison pills, and similar take-over defenses should aim to promote long-term shareholder value creation. When designing plans and defenses, companies should ensure that they do not suppress potential value by unduly discouraging acquirers. We generally expect companies to seek shareholder approval or ratification of shareholder rights plans.

9.
10.	Unequal Voting Rights

We generally expect companies to adhere to the one share one vote principle. When companies have dual-class structures, they should ensure that such structures are not misused to support instances where a few insiders may benefit at the cost of other shareholders. Ultimately, structures should strive to create alignment between the shareholders’ economic interests and their voting power.

11.	Voting Requirements

We typically prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. We generally expect companies to protect minority shareholder rights as their primary goal when considering supermajority vote requirements.

12.	Right to call Special Meetings

We generally expect companies to allow large shareholders to call special meetings. A large shareholder may be defined by a reasonable threshold or in line with prevalent market practices.

13.	Proxy Access

We generally consider ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group in our evaluation of proposals related to proxy access.

E.	Capital Structure

We expect any changes to the capital structure to be driven by legitimate business needs and not as a means of anti-takeover defense. We generally expect companies to ensure that such changes do not disadvantage shareholders.

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Companies should provide a clear business rationale when requesting the authorization, or increase in authorization, of new shares or new share classes. They ought to request a reasonable number of shares in relation to the purpose outlined. Companies should follow prevalent market practices, such as offering pre-emptive rights, to ensure shareholders are not excessively diluted, unless required by specific circumstances which are clearly stated.

We generally consider specific company and market context when we evaluate proposals on dividend payout ratios and related matters.

F.	Corporate Transactions & Proxy Fights

We expect companies to provide a clear economic and strategic rationale for proposed transactions. We also expect disclosure of any financial benefits to the board or executives from any proposed transaction and will generally look for assurances that shareholder interests were prioritized. We generally assess company-specific circumstances when evaluating voting matters related to mergers, acquisitions, other special corporate transactions, and contested elections.

G.	Shareholder Proposals

In assessing shareholder proposals, we will carefully consider the potential financial materiality (as appropriate to the investment strategy) of the issues raised in the proposal, as well as the company’s exposure to relevant risks and opportunities, current disclosures on the topic, and the sector and geography in which the company operates. We generally seek to balance concerns of reputational, operational, litigation and other risks that lie behind the proposal against costs of implementation.

We generally support proposals that seek to enhance useful disclosure on potentially financially material issues (as appropriate to the investment strategy), including but not limited to climate, biodiversity, human rights, supply chain, workplace safety, human capital management and pay equity. We focus on understanding the company’s business and commercial context and recognize that there is no one size fits all that can be applied across the board.

We generally do not support shareholder proposals on matters best left to the board’s discretion, or addressed via legislation or regulation, or that would be considered unduly burdensome. We also generally do not support shareholder proposals related to matters that we do not consider to be financially material (as appropriate to the investment strategy) for the company.

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PGIM, Inc.

PROXY VOTING POLICIES

In General

We accept the authority to vote securities held in our clients’ accounts when our clients wish to provide us with this authority. Our investment management agreements with our clients will generally specify whether or not we have the authority to vote proxies on their behalf. We do not receive a significant number of proxies since we primarily invest client assets in debt instruments. Proxy voting is reviewed by our trade management oversight committee.

Our Proxy Voting Policy and Procedures

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.

Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal.

Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Client Direction of Voting

We will use our best efforts to implement any written client voting instructions with respect to a specific solicitation where appropriate.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential material conflict of interest between our firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Accounts for Which We Do Not Vote Securities

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its account management representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

How to Obtain Information Regarding Proxy Voting

Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Securities Lending and Proxies

Clients that participate in our securities lending program should be aware that when securities are on loan, they cannot be voted by us. Under certain circumstances, we may not recall loaned securities in order to vote, including if:

●	we deem the benefit of exercising the vote to be outweighed by the economic benefit of keeping the securities on loan or the administrative burden of calling them back;
●	it is impracticable to obtain the return of the securities from the borrower in time to vote; or
●	we are not aware of a pending vote.
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Global Proxy Voting Policy Summary

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. It is PIMCO’s policy to exercise any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority consistent with PIMCO’s fiduciary obligations and applicable law1 The Proxy Policy is reasonably designed to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies2, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.3 PIMCO has retained an Industry Service Provider (“ISP”)4 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an ISP, PIMCO seeks to mitigate potential conflicts of interest the firm may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review each proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

3 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

4 The ISP for Equity Securities proxy voting is Institutional Shareholder Services, Inc., (“ISS”)

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responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s operational processes and ability to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a sub-adviser to provide portfolio management services to certain PIMCO-affiliated funds. Consistent with its management responsibilities, the Sub-Adviser may assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

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Polen Capital Credit, LLC

Proxy Voting Policy Summary

In accordance with Rule 206(4)-6 promulgated by the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, Polen Capital Credit, LLC (“Polen Credit”) has adopted and implemented certain Proxy Voting Policies and Procedures (the “Policies”) that Polen Credit believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including the Fund. Accordingly, Polen Credit votes proxies based on its judgment as to what voting decision is most likely to maximize total return to the client as an investor in the issuer whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote. Furthermore, the Policies are intended to support good corporate governance, including those corporate practices that address environmental and social issues, in all cases with the objective of protecting shareholder interests and maximizing shareholder value. Polen Credit believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, predetermined guidelines. Accordingly, Polen Credit generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis.

With that noted, due to the fixed income-oriented nature of Polen Credit’s investment strategy, proxy voting is not a primary focus of its investment process with a very limited number of proxy votes (if any) anticipated to be cast on an annual basis.

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Pzena Investment Management, LLC

Proxy Voting

Revised June 2025

INTRODUCTION

As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is solely in the client’s best interest and will maximize long-term shareholder value. The following policies and procedures have been established to ensure decision making is consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

GENERAL APPROACH

Each proxy that comes to PIM to be voted shall be evaluated per the prudent process described below, in terms of what is in the best interest of our clients. We deem the best interest of clients to be solely that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). We will not subordinate the interests of our clients to any non-pecuniary interests nor will we promote non-pecuniary benefits or goals unrelated to our clients’ long-term financial interests.

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client-specific instructions, we generally follow the Voting Guidelines (“Guidelines”) set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.

To the extent that, in voting proxies for an account subject to ERISA, PIM determines that ERISA would require voting a proxy in a manner different from these Guidelines, PIM may override these Guidelines as necessary in order to comply with ERISA. Additionally, because clients, including ERISA clients, do not pay any additional fees or expenses specifically related to our proxy voting, there is not a need to consider the costs related to proxy voting impacting the value of an investment or investment performance.

In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.

Proxy Voting Limitations

While, subject to the considerations discussed above, PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.

VOTING GUIDELINES

The following Guidelines summarize PIM’s positions on various issues of concern to investors and give an

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indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.,

It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.

1)	ROUTINE BUSINESS

PIM will typically vote in accordance with the board and management on the items below and other routine issues when adequate information on the proposal is provided.

i.	Change in date and place of annual meeting (if not associated with a takeover);
ii.	Change in company name;
iii.	Approval of financial statements;
iv.	Reincorporation (unless to prevent takeover attempts);
v.	Stock splits; or
vi.	Amend bylaws/articles of association to bring in line with changes in local laws and regulations.

PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

2)	CAPITAL STRUCTURE

Stock Issuance

PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:

i.	Past board performance (use of authorized shares during the prior three years);
ii.	Stated purpose for the increase;
iii.	Risks to shareholders of not approving the request; or
iv.	Potential dilutive impact.

PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate (i.e., discount limit is not stated or is in excess of 10% of the market price) and/or the limit on the number of times the mandate may be refreshed is not in line with local market practices.

3)	AUDIT SERVICES

PIM is likely to support the approval of auditors unless,

i.	Independence is compromised;
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ii.	Non-audit (“other”) fees are greater than the sum of the audit fees[1], audit-related fees[2] and permissible tax fees[3];
iii.	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
iv.	Serious concerns about accounting practices are identified, such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002.

PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

4)	COMPENSATION

PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).

Say on Pay

PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum: company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.

Circumstances where PIM may oppose these proposals include:

i.	Restricts the company’s ability to hire new, suitable management; or
ii.	Restricts an otherwise responsible management team in some other way harmful to the company.

Pay for Performance

PIM will generally support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; equity-based plan costs; and dilution.

Incentive Options

PIM is generally supportive of incentive options that provide the appropriate degree of pay-for-performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote

1 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC

2 Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

3 Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

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on a case-by-case basis depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.

However, the following would generally cause PIM to vote against a management incentive arrangement:

i.	The proposed plan is in excess of 10% of shares;
ii.	The 3-year average burn rate has been substantially above industry norms;
iii.	The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns; or
iv.	The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

Golden Parachutes / Severance Agreements

PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements.

PIM will generally vote against such proposals if:

i.	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry;
ii.	The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is three or more times greater than the affected executive’s then-current compensation shall be voted against; or
iii.	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

Tax Deductibility

Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).

5)	BOARD

Director Elections

PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against

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directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

Board Independence

PIM will generally withhold votes from or vote against any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have audit committees composed of entirely independent directors.

PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.

Board Size

PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise, potentially allowing the size of the board to be used as an anti-takeover defense.

Board Tenure

PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than ten years to avoid board entrenchment and ‘group-think’.

Chairman/CEO

PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with local listing requirements, among other factors. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.

Cumulative Voting

PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. PIM will, however, vote in favor of proposals for cumulative voting at controlled companies where insider voting power is greater than 50%.

Director Over-Boarding

PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than three additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.

Classified Boards

PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.

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Board Diversity

PIM is generally supportive of a diverse board (age, experience, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.

6)	SHAREHOLDER RIGHTS

In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.

Special Meetings

PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a one-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

One Share, One Vote

PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments. However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.

Supermajority

PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.

Proxy Access

PIM will assess these proposals on a case-by-case basis, but generally supports proxy access proposals that include an ownership level and holding period of at least 3% for three years or 10% for one year.

7)	SOCIAL/ENVIRONMENTAL

PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if we believe they will protect and/or enhance the long-term value of the company.

While PIM is generally supportive of resolutions seeking additional ESG disclosures, such proposals will be evaluated on a case-by-case basis, taking into consideration whether the requested disclosure is material, incremental and of reasonable cost to the business.

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8)	ANTI-TAKEOVER

PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.

Roles & Responsibilities

Role of ISS

PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. In engaging and continuing to engage ISS, PIM has determined that, where applicable, ISS proxy voting guidelines are consistent with ERISA’s fiduciary duties including that the votes are made in the best interest of our clients, focus on yielding the best economic results for our clients. ISS also votes, records and generates a voting activity report for our clients, and assists us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Guidelines as set forth herein. PIM does not utilize pre-population or automated voting except as a safeguard mechanism designed to ensure that, in the unlikely event that we fail to submit vote instructions for a particular proxy, our shares will still get voted. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with our Guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

When voting a proxy for a security that PIM’s Research team does not cover, we will vote in accordance with our Guidelines (when they specifically cover the item being voted on) and defer to ISS’s recommendations on all other items.

PIM has also engaged ISS to assist in meeting the annual Form N-PX filing requirement for Advisers finalized by the SEC to take effect for the 2024 reporting cycle (see Regulatory Reporting).

Periodically, PIM’s Vendor Management Committee conducts a due diligence review of ISS, through which it reviews and evaluates certain key policies and procedures submitted to us by ISS. PIM’s Proxy Coordinator reconciles votable holdings against the ISS portal sharecount before each meeting. PIM also samples and reviews proxy votes when testing our Proxy Voting Policy, as part of our regular compliance testing procedures. Further, PIM reviews ISS’ procedures for receiving additional information from issuers after a proxy has been sent, incorporating that information into its recommendations, and sending that information and/or updated recommendations to PIM.

Role of Analyst

The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:

i.	Information gathered through in-depth research and ongoing company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed;
ii.	ISS reports to help identify and flag factual issues of relevance and importance;
iii.	Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services; and/or
iv.	Where applicable, any specific guidelines designated in writing by a client.
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Proxy Voting Committee

To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Guidelines. The Committee consists of representatives from Legal, Compliance, Research, and Operations, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.

The DOR is responsible for monitoring the analyst’s compliance with the Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.

Conflicts of Interest

PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential material conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.

A potential material conflict of interest could exist in the following situations:

i.	PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios;
ii.	PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or
iii.	A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling.

If a potential material conflict of interest exists, the following procedures will be followed:

i.	If our proposed vote is consistent with the Guidelines, above, we will vote in accordance with our proposed vote;
ii.	If our proposed vote is inconsistent with or not covered by our Guidelines, but is consistent with the recommendations of ISS, we will vote in accordance with ISS recommendations; and
iii.	If our proposed vote is inconsistent with or not covered by our Guidelines, and is inconsistent with the recommendations of ISS, the CCO and the DOR (or their respective designees) (the “Conflicts Committee”) will review the potential conflict and determine whether the potential conflict is material.
a.	If the Conflicts Committee determines that the potential conflict is not material, we will vote in accordance with the proposed vote.
b.	If the Conflicts Committee determines the potential conflict is material, the Conflicts Committee will review the proposed vote, the analysis and rationale for the vote recommendation, the recommendations of ISS and any other information the Conflicts Committee may deem necessary in order to determine whether the proposed vote is reasonable and not influenced by any material conflicts of interest. The Conflicts Committee may seek to interview the research analysts or portfolio managers or any other party it may deem necessary for making its determination.
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i.	If the Conflicts Committee determines the proposed vote is reasonable and not influenced by any conflicts of interest, we will vote in accordance with our proposed vote.
ii.	If the Conflicts Committee cannot determine that the proposed vote is reasonable and not influenced by any conflict of interest, the Conflicts Committee will determine the best course of action in the best interest of the clients, which may include deferring to the ISS recommendation or notifying each client who holds the relevant securities of the potential conflict, to seek such client’s voting instruction.

On an annual basis, we will review and assess the conflicts policies and Code of Conduct that ISS posts on its website for sufficiency in addressing potential conflict of interest, self-dealing and improper influence issues that may affect voting recommendations by ISS. PIM will also periodically review samples of ISS’ recommendations for voting proxies, after the vote has occurred, to ensure that ISS’ recommendations are consistent with ISS’ proxy voting guidelines, as applicable. PIM’s analysts also incorporate information regarding ISS’ potential conflicts of interest into their process when evaluating and voting proxies, and on a annual basis, our DOR reviews an updated list of ISS’ significant client relationships.

Other Situations

Client Conflict

Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:

i.	The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.
ii.	Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.
iii.	If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within three business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

Analyst Conflict

If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Voting Procedures

If an analyst desires to vote contrary to the Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a

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PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client portfolios. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.

Vote Processing

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Client Communication

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

Return Proxies

The CCO, Proxy Coordinator, or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes, unless not possible to do so due to late receipt or other exigent circumstances.

CORPORATE ACTIONS

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions

The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received in accordance with the standards described above for proxy voting, including, but not limited to, acting in the best interest of clients to maximize long-term shareholder value and yield the best economic results. In some instances, if consistent with such standards, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

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CLASS ACTIONS

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

Record Keeping

PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision, including these policies and procedures and any documentation related to a material conflict of interest; and (vii) records of any deviations from broad Guidelines. Such records will be maintained for a minimum of six years.

Policy Review

The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

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Proxy Voting Policy Summary

Version Date: 02/01/2024

Policy. River Road Asset Management, LLC’s (“River Road”) exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority or has directed River Road to vote pursuant to the client’s voting policy. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of its clients. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. River Road has established the Proxy Voting Policy Committee for reviewing voting guidelines and special issues. River Road’s compliance department oversees the operational and procedural aspects of the proxy voting process. Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis performs the following services:

●	provides analysis of proxy proposals,
●	tracks and receives proxies for which River Road clients are entitled to vote,
●	votes the proxies as directed by River Road; and
●	compiles and provides client voting records.

Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year. If River Road policy recommendation (i.e., the Glass Lewis recommendation in most instances) and the management recommendation for all votes on a ballot are the same, the compliance department will typically vote accordingly. There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation.

When the Glass Lewis recommended vote contradicts the recommendation of management, the primary analyst assigned to the stock consults with the relevant portfolio manager(s) and reviews the proposal. The analyst and portfolio manager(s) then recommend to vote the issue in the way River Road believes is most beneficial to shareholder value. If this vote decision is different than policy recommendation (i.e., the Glass Lewis recommendation in most instances), the rationale is documented and a member of River Road’s ESG investment group and the compliance department reviews and approves the rationale before submitting the final vote.

Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction based on the above process. Additionally, River Road’s voting process of voting with policy recommendation and requiring compliance department signoff if voting differently addresses any potential conflict of River Road voting shares for a public company that is also a River Road client or an affiliate of a River Road client. In cases where River Road believes there is an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

i.	documenting the potential conflict of interest;
ii.	obtaining the prior approval of the Chief Investment Officer and the Chief Compliance Officer;
iii.	obtaining Proxy Voting Policy Committee review or approval;
iv.	deferring to the voting recommendation of a third party;
v.	voting pursuant to client direction (following disclosure of the conflict);
vi.	abstaining from voting;
vii.	voting reflectively (in the same proportion and manner as other shareholders); or,
viii.	taking such other action as necessary to protect the interests of clients.
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4. Proxy Voting Policy

Robeco encourages good governance and sustainable corporate practices, which contribute to long-term shareholder value creation. Proxy voting is part of Robeco’s Active Ownership approach. Robeco has adopted written procedures reasonably designed to ensure that we vote proxies in the best interest of our clients. The Robeco policy on corporate governance relies on the internationally accepted International Corporate Governance Network (ICGN) Global Governance Principles. The proxy voting policy is the standard policy for all Robeco investment funds. For discretionary mandates Robeco may implement a client’s own proxy voting policy.

4.1 Transparent Voting Policy and disclosure of voting activities

As a shareholder Robeco is co-owner of many companies and has a right to vote on shareholder meetings for those companies. We use our voting rights with the aim to influence company’s corporate governance and other relevant investment related decisions in the best interest of our clients.

The Robeco voting policy consists of principles, guidance and example scenarios to assist in determining our voting instructions. Broadly, Robeco votes against management recommendations in case of poor corporate governance practices, when proposals are not in the best interest of long term shareholders and on any other proposal that is out of line with our policy principles.

As these Voting Guidelines form part of our Stewardship Policy, they are publicly available on our website.

4.2 Voting Guidelines

4.2.1 Financial statements and external auditors

1.	Vote for approval of financial statements, director reports and auditor reports unless:
•	there are concerns on reliability of accounts or followed procedures
•	the company is unresponsive to shareholders’ questions for information
•	there are concerns on the company’s performance and shareholders do not have the opportunity to express their dissatisfaction through voting against appropriate proposals as they are not included on the agenda.
2.	Vote for the appointment of (statutory) auditors and associated compensation unless:
•	the company is unresponsive to shareholders’ requests for information
•	the auditor is changed suddenly and without good reason
•	there are issues regarding the tenure, fees and independence of the audit, not in line with market best practice.

4.2.2 Board of Directors

3.	Vote for the election of a director nominated by management unless:
•	past performance of the nominee shows clear concerns, including repeated absence at board meetings, criminal behavior or breach of fiduciary responsibilities
•	the nominated director is an insider or affiliate to the company and the board is not sufficiently independent according to local standards
•	the board is not sufficiently independent according to local standards
•	a more suitable director nominated by shareholders is available for election
•	the board repeatedly shows unwillingness to implement good governance standards, such as persistently unacceptable compensation practices, use of dual share classes

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(without appropriate safeguards), and board refreshment.
•	the nominee adds to a sub-standard composition compared to local best practices in terms of tenure, diversity, skills and external commitments.
•	the board fails to incorporate basic considerations for gender diversity. Boards should comply with best practices or legal requirements where these exist. In other developed markets, we expect the least represented gender to comprise at least 30% of the board. In all markets an against vote is warranted if there is no gender diversity.
4.	Vote for board directors nominated to the audit committee unless:
•	the audit committee is not sufficiently independent according to local standards. We require a fully independent audit committee, unless market practices require otherwise. In all cases the chair and the majority of the members of the committee should be independent.
•	the director lacks accounting knowledge or auditing experience, and the committee does not have at least one member with such relevant skills
•	there is concern about the quality of the audit, and the level and/or timing of the verification of the audited accounts.
5.	Vote for board directors nominated to the nomination and/or remuneration committee unless:
•	the Committee is less than 50% independent.
•	the Committee does not have an independent Chair
•	the company has repeated remuneration or nomination issues.
6.	Vote for the election of a director nominated by shareholders unless:
•	past performance of the nominee shows clear concerns
•	a more suitable director nominated by management is available for election
•	In cases where too little information is disclosed, abstain from voting
7.	Vote for a fixed board size, unless it allows for an excessive number of members.
8.	Vote for declassification of the board
9.	Assess changes in board structure or size case by case
10.	Vote for discharge of board and management unless:
•	there are clear concerns about performance of board and management in the period under review
•	other shareholders take legal action against the board
11.	Vote against indemnification of directors of auditors if there are concerns regarding the terms of the agreement.

4.2.3 Remuneration

Assess compensation plans for executives case by case. Robeco uses an assessment framework to judge the merits of a remuneration policy or report, generally seeking alignment of management incentives with shareholder interests and adherence to basic best practices such as clawback provisions. The framework evaluates the following overarching components:

1)	Remuneration structure and incentives
2)	Inclusion of relevant ESG metrics
3)	Quantum
4)	Accountability and Transparency

We support the inclusion of material, measurable, and clearly disclosed ESG performance metrics in executive remuneration.

12.	Vote in favor for remuneration policy or its implementation unless:
•	the policy fails to align pay with performance
•	the remuneration structure places excessive focus on short term performance
•	disclosure on remuneration practices is insufficient and there are concerns of board accountability

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•	remuneration is deemed excessive and bears a significant cost for shareholders
13.	Vote against the remuneration policy or its implementation if any of the following occur:
•	performance targets are changed retrospectively
•	substantial one-off payments are made without performance criteria
•	golden handshakes
•	golden parachutes with single trigger
•	sign-on arrangements and severance packages that exceed market best practice
•	pension arrangements significantly out of step with broader workforce
•	bonus payments are made when company has made no profits in last two years
•	no clawback provisions are in place for the long term incentive plan (unless this is restricted by law)
14.	Vote for the proposed compensation of non-executive directors unless:
•	the amount of compensation is excessive by country or industry standards
•	the proposal includes retirement benefits for markets where this is not mandatory
•	remuneration includes inappropriate incentives which might compromise the independent judgment of independent directors

4.2.4 Capital Management

15.	Vote for the proposed allocation of income, unless:
•	the payout is not reflective of the company’s financial position
•	there is a concern that the return policy is not in the interest of shareholders
•	the company has a history of poor capital management
16.	Assess proposals to approve debt issuance secured with company’s assets case by case
17.	Assess proposals to increase debt or borrowing powers case by case
18.	Vote for general issuance requests, unless:
•	issuance lacks a sufficient degree of pre-emptive rights
•	issuance exceeds market best practice guidelines without proper justification
19.	Vote for increases in authorized capital unless:
•	new authorization exceeds 100% of current authorization
•	new authorization bears no pre-emptive rights less than 30% of the new authorization is outstanding
•	the issuance exceeds market best practice guidelines without proper justification
20.	Vote against the introduction of new share classes that are not in the best interest of minority shareholders.
21.	Vote for share repurchase and re-issuance plans, unless:
•	the plan contains no safeguard against selective buybacks or re-issuance
•	there are concerns of abuse of repurchase and (selective) re-issuance plans
•	transactions are carried out under unfavorable conditions for shareholders
22.	Vote for reduction of capital requests, unless:
•	terms are unfavorable to shareholders
23.	Vote for debt issuance proposals, unless:
•	the issuance is excessive given the company’s financial position
•	the issuance bears superior rights to common shares when converted

4.2.5 Mergers and acquisitions

24.	Vote for mergers and acquisitions unless:
•	not enough information is available and/or provided to make an informed decision
•	voting rights, earnings distribution or any other shareholder rights are altered disproportionately
•	the structure following the merger or acquisition does not display good governance
•	the merger appears not to be in the best interest of shareholders

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25.	Assess proposals for reorganization and/or restructuring on a case by case basis

4.2.6 Shareholder rights

26.	Assess amendments to the articles of associations or company’s charter on a case-by-case basis.
•	Vote against proposed changes that are not in the best interests of minority shareholders
27.	Assess amendment of quorum requirement case by case
28.	Vote for proposals to convert to a “one share, one vote” capital structure
29.	Vote against a change of disclosure threshold of stock ownership other than 5% (SEC standard)
30.	Vote for resolutions to change a company’s fiscal term, unless:
•	the motivation is to withhold shareholders’ information or voting power for instance by postponing the AGM
31.	Vote against the introduction or renewal of all anti-takeover mechanisms, unless all of the following conditions are met:
•	the mechanism is designed to create long term value and continuity for all stakeholders
•	the mechanism is not permanent in nature
•	the mechanism is not designed to facilitate management entrenchment
•	the mechanism doesn’t allow for significant dilution or conflicts with shareholder interest
•	the company has a track record of good governance practices towards minority shareholders
•	a fully independent entity determines or has a veto with regards to the execution of the mechanism
•	the company doesn’t have any other anti-takeover mechanism in place
32.	Vote against approval of items proposed by management for which information has not been disclosed
33.	Vote against bundled resolutions if one or more of the items create(s) significant concern for shareholders

4.2.7 Shareholder proposals

34.	Assess shareholder proposals case by case. Robeco uses an assessment framework to judge the merits of shareholder proposals. The framework evaluates the following overarching components:
1)	Spirit
2)	Materiality
3)	Investor engagement outcomes
4)	Current company performance
5)	Required company action

Robeco votes for shareholder proposals which:

•	aim to increase transparency on material ESG issues
•	enhance long term shareholder value creation
•	address material ESG risks, except when management and the board mitigated such risks in a transparent way
•	aim to enforce appropriate conduct, except when their implementation would additionally reward fundamental behavioral norms.
•	the topic is in the remit for the company’s management and shareholders to address.

4.2.8 Social and environmental topics

4.2.8.1. Sustainability reporting

Appropriate disclosure of significant social and environmental risk factors that a business is exposed to is crucial for investors. It provides information on matters that might have a present or future impact on companies’ value drivers, shareholder value creation and on the society and environment as a whole. Robeco supports sensible shareholder resolutions requesting companies to report on social and environmental policies that are material for their business.

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4.2.8.2. Environmental management and climate change

The management of climate-related risks and opportunities is essential for all companies as we transition to a net zero economy. We expect that those companies that are more exposed to climate-related risks, such as high emitting companies and those that provide operational or financial services to these companies, should have relatively more robust transition plans, giving more detail around how they will manage the transition. More specifically, we expect that companies should have in place:

•	Short-, medium- and long-term greenhouse gas targets that are aligned with the goals of the Paris Agreement;
•	Targets covering all material scopes of emissions and all relevant types of greenhouse gases;
•	A decarbonization strategy, including appropriate capital allocation, for how greenhouse gas targets will be met;
•	A clear governance structure for managing climate-related risks and opportunities;
•	Supporting disclosures, including in financial reports, on the company’s decarbonization strategy, aligned with the goals of the Paris Agreement.

In addition, we expect companies to stop expanding thermal coal capacity and that financial institutions will develop robust transition strategies following sectoral best practice frameworks. Those companies that are not taking action towards aligning with the goals of the Paris Agreement create undue risks to our portfolios. Where companies fall materially short of these expectations, we will vote against the election of the chair of the board, or other relevant board member or meeting item.

The above expectations also form the basis for voting on so-called Say-on-Climate resolutions. As climate transition strategies differ for different industries, sector assessment frameworks based on the a forementioned principles will inform our decision if a climate transition strategy is of sufficient quality to support.

Climate related shareholder proposals will be assessed on their merit. Generally, proposals will be supported that ask for reporting, risk management and requests for target setting in line with the Paris Agreement. Exceptions may occur if companies have met all our requirements based in our climate assessment (Robeco Traffic Light on Climate Change).

4.2.8.3. Deforestation risk management

We expect companies that have high exposure to deforestation risk commodities (namely; palm oil, soy, beef, and timber, paper and pulp) to take action to address those risks within their operations and supply chains. For companies that have such exposure based on the results from our deforestation risk assessment, but either don’t have adequate policies and processes in place to reduce their impact or are involved in severe deforestation-linked social or environmental controversies, Robeco would oppose the agenda item most appropriate for that issue. Assessments of the quality of mitigating actions are based on external benchmarks such as the Forest500 benchmark.

Robeco also generally supports reasonable shareholder resolutions requesting increased disclosures on biodiversity risk management and proposals that ask companies to mitigating deforestation risks.

4.2.8.4. Human capital management and diversity

Gender diversity enhances corporate governance, talent attraction and human capital development, which fosters value creation not only within companies, but also for stakeholders and society. Robeco usually supports reasonable shareholder resolutions requesting disclosure of specific diversity targets and disclosure on gender pay gaps within companies.

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4.2.8.5. Adherence to human rights

For companies that are faced with significant human rights issues, we expect companies to conduct a due diligence in order to adhere to human rights. For companies that are not taking adequate steps to mitigate their human rights impacts and are linked to social controversies, we would oppose the agenda item most appropriate for that issue. To that end, the nomination of the most accountable board member takes precedence.

4.2.8.6. Political donations and lobbying contributions

Corporate transparency is key in understanding potential legal, reputational and subsequent investment risks which can arise from opaque lobbying practices and political donations. These expenses must be consistent with the company’s sustainability strategy and should be aligned with the long-term interests of investors and other relevant stakeholders. Robeco generally supports sound shareholder proposals requesting companies to review their political spending and lobbying activities.

4.2.8.7. Generally supported shareholder proposals

In general, Robeco supports shareholder proposals requesting the following:

•	Race and/or Gender Pay Equity Report

Report on Ratio Between CEO and Employee Pay

•	Report on Antibiotics in Animal Agriculture
•	Adoption of Comprehensive Recycling Strategies
•	Formation of Environmental/Social Committee of the Board
•	Sustainability or Environmental Reports
•	Independent Board Chairman/Separation of Chair and CEO
•	Facilitation of Shareholder Proposals
•	Trained, Qualified Directors on Board Committees
•	Board Independence
•	Reporting on Company’s Compliance with International Human Rights Standards
•	Reporting on Responsible Drug Pricing/Distribution
•	Company Product Responsibility
•	Improving Labor Practices
•	Inclusion of relevant Social and Environmental Performance criteria in executive remuneration
•	Report on executive retirement benefits
•	Right for shareholders to a special meeting
•	Introduction of a Say on Climate Vote
•	Report/Review on political spending
•	Risk report on Artificial Intelligence

Shareholder proposals that are aimed to oppose further company progress on relevant ESG issues (so-called anti ESG proposals) are generally not supported.

This policy provides a non-comprehensive guideline on how our voting principles are implemented. Proposals not covered by this policy shall be voted on a case-by-case basis.

4.3 Proxy Voting Execution

The proxy voting process imposes several practical issues, that Robeco considers to determine if casting proxy votes is in the best interest of the beneficial owner and how votes are cast. The most important considerations are discussed below.

The Active Ownership team carries out all proxy voting for listed equities at Robeco (regardless of portfolio, industry or market). As Active Ownership is part of the investments domain’s SI Center of Expertise, voting decision-making integrates the perspectives of portfolio managers and analysts, as well as SI Research analysts, SI Strategists, and clients in discretionary mandates. The Active Ownership team coordinates voting instructions reflecting a consistent view for the organization in line with the voting guidelines and executes voting decisions for all shareholder meetings. In case of disagreements between internal stakeholders on controversial meetings, the active ownership team will notify the Executive Committee.

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Relevant changes to voting policy items are shared with the SISC at least on an annual basis.

4.3.1 Funds in scope for proxy voting

In principle all of Robeco’s equity mutual funds are in scope for proxy voting. In some specific exceptions, voting might not be warranted. For example, if required costs and resources are excessive while voting impact is negligible.

On an annual basis these exceptions are reviewed and approved by the SISC. Whether of not voting rights are exercised is published in the fund’s disclosures.

4.3.2 Share blocking markets

In several markets proxy voting requires share blocking. This means that trading shares is prohibited after sending a voting instruction for an equity position. In these markets Robeco votes proxies when the agenda contains a controversial item and the number of stocks have a noticeable effect on the approval percentages. In these cases, on a general basis Robeco votes 80% of the equity position. The remaining 20% facilitates ad-hoc trading, if necessary.

4.3.3 Securities lending

Robeco has a securities lending program for several of its listed mutual funds. When shares are on loan, Robeco is contractually unable to exercise voting rights for these shares.

For our public funds we review if shares are out on loan for upcoming shareholder meetings. In principle we aim to vote all of our equity positions.

Robeco’s securities lending program is monitored by our lending agent for the misuse of voting rights.

4.3.4 Use of Proxy Advisors

Robeco uses a proxy voting platform and proxy voting recommendations for all of the meetings which we vote. Our proxy voting advisor (Glass, Lewis & Co.) provides voting recommendations based upon Robeco’s custom voting policy. A Robeco team of dedicated voting analysts then analyze the merit of each agenda item. This analysis, based upon Robeco’s voting policy, takes precedence over the recommendations of the proxy voting advisor. This means Robeco’s instructions often deviate from the recommendations of both management and the proxy advisor.

On an at least annual basis, we monitor and evaluate our proxy voting agent, on the quality of governance research and the alignment of (customized) voting recommendations and Robeco’s voting policy. We will take action to resolve any issues that are identified through this annual review process. The review is part of Robeco’s control framework and is externally assured.

4.3.5 Notifying management of votes

Robeco tracks the percentage of shareholder meetings where we vote against management and where we abstain. For a pre-selected set of priority shareholder meetings, we notify companies when we vote against management recommendations and explain the rationale behind our decision.

4.3.6 Client involvement

For Robeco’s Mutual funds all voting rights are exercised in line with Robeco’s policy, without the facilitation of split voting or client directed voting.

For segregated mandates, clients may decide to carry out their own voting. If voting is carried out by Robeco agreements about consultation and notification will be made during the onboarding process.

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Skerryvore Asset Management Ltd

PROXY VOTING

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

● Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

● Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

● Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

Risks

In developing these policies and procedures, Skerryvore considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

● Skerryvore lacks written proxy voting policies and procedures;

● Proxies are not identified and processed in a timely manner

● Proxies are not voted in Clients’ best interests;

● Conflicts of interest between Skerryvore and a Client are not identified or resolved appropriately;

● Third-party proxy voting services do not vote proxies according to Skerryvore’s instructions and in Clients’ best interests; and

● Proxy voting records, Client requests for proxy voting information, and Skerryvore’s responses to such requests, are not properly maintained.

Skerryvore has established the following Policies and Procedures as an attempt to mitigate these risks.

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Policies and Procedures

Proxy Voting

Proxies are assets of Skerryvore Clients that must be voted with diligence, care, and loyalty. Skerryvore will vote each proxy in accordance with its fiduciary duty to its Clients. Skerryvore will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. Skerryvore may take into account the following factors, among others:

● Whether the proposal was recommended by management;

● Skerryvore’s opinion of management;

● Whether the proposal acts to entrench existing management;

● Whether the proposal fairly compensates management for past and future performance; And

● Whether the proposal benefits the company as a whole.

As noted previously, Skerryvore attempts to vote proxies in the best interest of its client(s), and, to the extent practical, the client’s underlying shareholders/limited partners. Employees must notify the CCO if they become aware of any material conflict of interest associated with a proxy vote. Since it is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting, the following examples are meant to help employees identify potential conflicts:

● Skerryvore’s client owns debt and equity securities of the same issuer, either of which may be adversely affected by the proxy vote;

● An issuer or some other third party offers Skerryvore or an Employee compensation in exchange for voting a proxy in a particular way; and

● Skerryvore receives a proxy solicitation from an issuer that a Skerryvore Employee has a personal or business relationship with.

Upon notification of a potential material conflict, the CCO will evaluate the conflict and determine an appropriate course of action, if any. Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Skerryvore to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure Skerryvore complies with applicable recordkeeping requirements associated with proxy voting.

Voting Proxies for Loaned Securities

In the event that Skerryvore is aware of a material vote on behalf of a RIC Client and Skerryvore has the ability to call back loans and is aware of the securities on loan by the custodian, Skerryvore may call back the loan and vote the proxies if time permits. Otherwise, Skerryvore will rely on the RIC Client to call loaned securities back.

Disclosures to Clients and Investors

Skerryvore includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how Skerryvore voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to the CCO, who will respond to any such requests.

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As a matter of policy, Skerryvore does not disclose how it expects to vote on upcoming proxies. Additionally, Skerryvore does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Conflicts of Interest with Advisory Clients

At times, conflicts may arise between the interests of the Advisory Clients, on the one hand, and the interests of Skerryvore or its affiliates, on the other hand. If Skerryvore determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, it will address matters involving such conflicts of interest as follows:

●	If Skerryvore believes it is in the best interest of the Advisory Clients to depart from the specific policies provided for herein, it will be subject to the requirements of (ii) or (iii) below, as applicable;

●	If there is a potential conflict of interest between Skerryvore and one or more Advisory Clients, Skerryvore may vote such proxy as it determines to be in the best interest of the Advisory Clients, without taking any action described in (iii) below, provided that such vote would be against the firm’s own interest in the matter (i.e., against the perceived or actual conflict). Skerryvore will memorialize the rationale of such vote in writing; and

●	If there is a potential conflict of interest between Skerryvore and one or more Advisory Clients, and Skerryvore believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then it must take one of the following actions in voting such proxy: (A) delegate the voting decision for such proxy proposal to an independent third party; (B) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the affected Advisory Clients; (C) inform the Advisory Clients of the conflict of interest and obtain consent to (majority consent of Investors in the case of a Fund) vote the proxy as recommended by Skerryvore; or (D) obtain approval of the decision from the CCO.
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Wellington Management Company LLP

Global Proxy Policy and Procedures

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Seeks to vote proxies in the best financial interests of the clients for which we are voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

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We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

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Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

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Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:

•	oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	distribute proxy reports prepared by the vendor for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. Westfield is required to disclose all say-on-pay votes on an annual basis in its Form N-PX filing to the SEC.

Westfield Capital Management Company, L.P.
Date Approved: 03/03/2025

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Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts of Interest

Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.

Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

Westfield Capital Management Company, L.P.
Date Approved: 03/03/2025

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•	how the account voted on each agenda item

•	how management recommended the vote to be cast on each agenda item

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

•	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	records of each vote cast for each client;

•	documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

Westfield Capital Management Company, L.P.
Date Approved: 03/03/2025

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UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2025

Published January 15, 2025

WWW.ISSGOVERNANCE.COM

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees 1 considered on case-by-case basis):

Independence

Vote against 2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

■	Independent directors comprise 50 percent or less of the board;

■	The non-independent director serves on the audit, compensation, or nominating committee;
■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year 3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;

■	Family emergencies; and

■	Missing only one meeting (when the total of all meetings is three or fewer).

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or

■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—[4] withhold only at their outside boards3F .

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members4F . An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
■	Rationale provided in the proxy statement for the level of implementation; The subject matter of the proposal;
■	The level of support for and opposition to the resolution in past meetings;
■	Actions taken by the board in response to the majority vote and its engagement with shareholders;
■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
■	Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered;
■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

■	The company’s response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

■	Other recent compensation actions taken by the company;
■	Whether the issues raised are recurring or isolated; The company’s ownership structure; and
■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature[6];
■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
■	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders [7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

●	The trigger threshold and other terms of the pill;
●	The disclosed rationale for the adoption;
●	The context in which the pill was adopted, (e.g., factors such as the company’s size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
●	A commitment to put any renewal to a shareholder vote;
●	The company’s overall track record on corporate governance and responsiveness to shareholders; and
●	Other factors as relevant.

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

■	Newly-public companies [9] with a sunset provision of no more than seven years from the date of going public;
■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
■	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;
■	A classified board structure; or
■	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

■	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
■	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
■	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
■	The company’s ownership structure;

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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■	The company’s existing governance provisions;
■	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;
■	Adopted supermajority vote requirements to amend the bylaws or charter;
■	Eliminated shareholders’ ability to amend bylaws;
■	Adopted a fee-shifting provision; or
■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
■	A supermajority vote requirement;
■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
■	The inability of shareholders to call special meetings;
■	The inability of shareholders to act by written consent;
■	A multi-class capital structure; and/or
■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board’s rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders’ rights caused by the existing provision;

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■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company’s ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;
■	The company receives an adverse opinion on the company’s financial statements from its auditor; or
■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices; or
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
■	Any other relevant factors.

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Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain 10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

■	Board governance measures;
■	Corporate strategy;
■	Risk management analyses; and
■	Metrics and targets.

■	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
■	Failure to replace management as appropriate; or
■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;
■	Management’s track record;
■	Background to the contested election;
■	Nominee qualifications and any compensatory arrangements;
■	Strategic plan of dissident slate and quality of the critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates); and
■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;
■	The company’s current board leadership structure;
■	The company’s governance structure and practices;
■	Company performance; and
■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;
■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
■	Evidence that the board has failed to oversee and address material risks facing the company;
■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

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Shareholder Rights & Defenses

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders’ current right to act by written consent;
■	The consent threshold;
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;
■	A majority vote standard in uncontested director elections; No non-shareholder-approved pill; and
■	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;
■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management’s response to, previous shareholder proposals.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to

12 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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disclose the circumstances under which virtual-only 13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and
■	Concerns identified with the company’s prior meeting practices.

Capital/Restructuring

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
■	The company has a non-shareholder approved poison pill (including an NOL pill); or
■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
■	A government body has in the past year required the company to increase its capital ratios.

13 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and
■	the allowable increase as calculated for general issuances above.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
■	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure

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that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management’s ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.

General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC’s original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).

Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices; or
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
■	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices 14, this analysis considers the following:

1.	Peer Group [15] Alignment:

■	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
■	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment [16] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

14 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

16 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based incentive awards;
■	The overall ratio of performance-based compensation to fixed or discretionary pay;
■	The rigor of performance goals;
■	The complexity and risks around pay program design;
■	The transparency and clarity of disclosure;
■	The company’s peer group benchmarking practices;
■	Financial/operational results, both absolute and relative to peers;
■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
■	Realizable pay[17] compared to grant pay; and
■	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;
■	Incentives that may motivate excessive risk-taking or present a windfall risk; and
■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
■	Extraordinary perquisites or tax gross-ups;
■	New or materially amended agreements that provide for:
■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
■	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
■	CIC excise tax gross-up entitlements (including “modified” gross-ups);
■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
■	Liberal CIC definition combined with any single-trigger CIC benefits;
■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
■	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

17 ISS research reports include realizable pay for S&P1500 companies.

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The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

■	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
■	Duration of options backdating;
■	Size of restatement due to options backdating;
■	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
■	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
■	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
■	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
■	Other recent compensation actions taken by the company;
■	Whether the issues raised are recurring or isolated;
■	The company’s ownership structure; and
■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans 18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
■	SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Features:
■	Quality of disclosure around vesting upon a change in control (CIC);
■	Discretionary vesting authority;
■	Liberal share recycling on various award types;
■	Lack of minimum vesting period for grants made under the plan;
■	Dividends payable prior to award vesting.

■	Grant Practices:
■	The company’s three-year burn rate relative to its industry/market cap peers;
■	Vesting requirements in CEO’s recent equity grants (3-year look-back);
■	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
■	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
■	Whether the company maintains a sufficient claw-back policy;
■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

■	Awards may vest in connection with a liberal change-of-control definition;
■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
■	The plan is excessively dilutive to shareholders’ holdings;
■	The plan contains an evergreen (automatic share replenishment) feature; or
■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;

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■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
■	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
■	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
■	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan 19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
■	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
■	Whether the company has sought and received third-party approval that its targets are science-based;
■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
■	Whether the company’s climate data has received third-party assurance;
■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy; Whether there are specific industry decarbonization challenges; and
■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;
■	The company’s actual GHG emissions performance;
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and

19 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company’s level of disclosure compared to industry peers; and
■	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company’s level of disclosure is comparable to that of industry peers; or
■	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;
■	Whether company disclosure lags behind industry peers;
■	The company’s actual GHG emissions performance;
■	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company’s established process or framework for addressing racial inequity and discrimination internally;
■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
■	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts; The company’s track record in recent years of racial justice measures and outreach externally; and
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

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ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;
■	The company’s current level of disclosure regarding its environmental and social performance and governance;
■	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
■	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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UNITED STATES

TAFT-HARTLEY PROXY VOTING
GUIDELINES

2025 Executive Summary

Published January 17, 2025

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EXECUTIVE SUMMARY

2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

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EXECUTIVE SUMMARY

2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

◾	Corporate policies that affect job security and wage levels;
◾	Corporate policies that affect local economic development and stability;
◾	Corporate responsibility to employees, communities, and the environment; and
◾	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

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EXECUTIVE SUMMARY

2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.

Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.

Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1F , Taft- Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

1 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus

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EXECUTIVE SUMMARY

2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Board Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

Board Diversity

Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company's board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members 2.

Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice regarding the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.

2 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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EXECUTIVE SUMMARY

2025 TAFT-HARTLEY PROXY VOTING GUIDELINES

Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.

Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.

Proxy Contests — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with several considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

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Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company's stock on the national stock exchanges, or if there is substantial doubt about the company's ability to continue as a going concern without additional financing.

Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two-class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Share Repurchase Programs

While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.

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Auditor Ratification

Auditor Independence

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

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Mergers, Acquisitions, and Restructurings

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.

Mergers and Acquisitions

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Reincorporation

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company's governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.

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Executive Compensation

Equity Incentive Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, or the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will evaluate golden parachutes compensation and shareholder proposals to have all golden parachute agreements submitted for shareholder ratification on a case-by-case basis, consistent with Taft- Hartley Advisory Services' policies on problematic pay practices related to severance packages.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals, and performance.

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Corporate Responsibility & Accountability

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company's human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility, and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

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Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Workplace Practices and Human Rights

Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.

Environmental Justice

Companies have faced proposals addressing environmental justice concerns, focused on vulnerable stakeholders – particularly communities of color and low-income communities – who are disproportionately impacted by environmental pollution. These heightened risks can be exacerbated by climate change. Taft-Hartley Advisory Services generally supports shareholder proposals requesting disclosure of an environmental justice report, as well as a third-party environmental justice assessment.

Just Transition

Companies have faced proposals requesting disclosure on the just transition – addressing stakeholder concerns within a company’s value chain with regards to the effects of climate change and the energy transition. Relevant stakeholder groups can include employees, suppliers (and workers in supply chains), communities impacted by operations, and other vulnerable groups potentially affected by a company’s climate change strategy. Just transition disclosure should adequately assess, consult on, and address impacts on affected stakeholders regarding climate change risks. Taft-Hartley Advisory Services generally supports shareholder proposals requesting just transition and labor protection disclosure, in alignment with the International Labour Organization, the World Benchmarking Alliance, and other generally accepted guidelines and indicators.

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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

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© 2025 | Institutional Shareholder Services and/or its affiliates

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UNITED STATES

SRI PROXY VOTING GUIDELINES

2025 Executive Summary

Published January 17, 2025

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Introduction

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies as our frame of reference. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as a voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities1 or at least 20 percent racially or ethnically diverse directors. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it has been determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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withhold from directors at companies where problematic pay practices exist and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board's failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm if the request includes a timetable of five years or more.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

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Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.

Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

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Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, animal welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

■	The number and variety of shareholder resolutions on social and environmental issues has increased;
■	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
■	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
■	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management's oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.

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EXECUTIVE SUMMARY

2025 SRI PROXY VOTING GUIDELINES

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

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UNITED STATES

SUSTAINABILITY PROXY VOTING GUIDELINES

2025 Executive Summary

Published January 17, 2025

www.issgovernance.com

EXECUTIVE SUMMARY

2025 SUSTAINABILITY PROXY VOTING GUIDELINES

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Introduction

ISS' Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS' Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Management Proposals

Board of Directors

ISS' Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed "overboarded" if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.

In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company's public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where it is determined that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

[1]	Underrepresented gender identities include directors who identify as women or as non-binary.
[2]	Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board's failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

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Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case- by-case basis taking into consideration recent trends and best practices at mutual funds.

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Shareholder Proposals

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, sustainability and climate, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

■	The number and variety of shareholder resolutions on social and environmental issues has increased;
■	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
■	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
■	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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EXECUTIVE SUMMARY

2025 SUSTAINABILITY PROXY VOTING GUIDELINES

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

GET STARTED WITH ISS SOLUTIONS

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2025 | Institutional Shareholder Services and/or its affiliates

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Voya Investment Management

Proxy Voting Policy

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Introduction

Voya Investment Management (“Voya IM”) as a fiduciary must vote proxies in the best interest of our clients. To this end, this document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya IM shall follow when voting proxies on behalf of our clients. Voya IM considers many factors, including, without limitation, environmental, social and governance (ESG) factors which may impact the investment risk and return profiles of our clients’ investments. As such, the Voya IM Proxy Voting Policy (“Policy”) was developed to summarize Voya IM’s philosophy on various issues of concern to investors and provide a general indication of how Voya IM will vote its clients’ portfolio securities with regard to these issues in order to maximize shareholder value and mitigate risks.

This Policy:

■	Is global in scope

■	Covers accounts managed by Voya IM for which the client has delegated voting authority to Voya IM

■	Reflects the usual voting position on certain recurring proxy issues

■	May not anticipate every proposal or involve unusual circumstances

■	Is subject to change without immediate notification as issues arise; and

■	Should not be construed as binding.

While Voya IM will vote proxies similarly across accounts for which it has voting authority, Voya IM may, when agreed upon in writing, vote proxies for certain clients or funds in accordance with the client’s or fund’s own proxy voting policy.

Proxy Voting Responsibility

Proxy Committee

Voya IM has a Proxy Committee that is comprised of senior leaders of fundamental equity, compliance, active ownership, ESG investment research, legal, client service, and operations. The Proxy Committee is responsible for ensuring that proxies are voted consistent with Voya IM’s Policy. In so doing, the Proxy Committee reviews and evaluates the Policy, oversees the development and implementation of the Policy, and resolves ad hoc issues that may arise. The Proxy Committee will conduct its activities in accordance with its charter.

Active Ownership Team

The Voya IM Active Ownership team (“AO Team”) is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting proxies in accordance with the Policy. The AO Team is authorized to direct the Proxy Advisory Firm to vote a proxy in accordance with the Policy.

The AO Team works with various Voya IM teams and clients’ custodians to ensure proper set-up and maintenance of all accounts with the Proxy Advisory Firm.

The AO Team collaborates with the investment professionals when voting certain proposals and/or engaging with portfolio companies. The AO Team reviews and, consistent with fiduciary obligations, votes certain proposals on a case-by-case basis and may provide the rationale for such vote to member(s) of the Voya IM Investment Team as defined below.

The AO Team is also responsible for identifying and informing the Proxy Committee of potential conflicts as discussed below.

Investment Team

Members of the Investment Team (defined for purposes of the Policy to include Voya IM Portfolio Managers and Research Analysts, collectively the “Investment Team”) are encouraged to submit recommendations to the AO Team regarding the

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voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. Input from relevant members of the Investment Team will be considered in determining how the proxy will be voted.

Proxy Advisory Firm

Voya IM uses Institutional Shareholder Services Inc. (“ISS”) as its Proxy Advisory Firm to assist in managing its proxy voting responsibilities. ISS is an independent proxy voting adviser that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers, plan sponsors, and other institutional investors.

The services Voya IM receives from ISS include in-depth research and vote recommendations based on Voya IM’s custom guidelines. Voya IM also receives in-depth research from Glass Lewis.

ISS coordinates with Voya IM’s clients’ custodians to ensure that all proxy materials relating to the portfolio securities are processed in a timely fashion.

Proxy Voting Procedures

Voting Practices

Best efforts will be used to vote proxies in all instances. However, where it is in the best interest of clients, Voya IM may determine not to vote proxies under certain circumstances including the:

■	Economic effect on a client’s interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares or securities no longer held in a client portfolio, or proxies being considered on behalf of an account that has been liquidated or is otherwise no longer in existence;

■	Extensive jurisdictional requirements that challenge the economic benefit of voting such as meeting- or market-specific restrictions, require additional documentation, or impose share blocking practices that may result in trading restrictions, and

■	Ballots cannot be secured by the Proxy Advisory Firm in time to execute the vote by the stated deadline, e.g., certain international proxies with early voting deadlines.

Matters Requiring Case-by-Case Consideration

■	The Proxy Advisory Firm will refer proxy proposals to the AO Team when the ISS Benchmark and Sustainability policies recommendations differ. Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of the Policy is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.

■	Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Team(s), or other sources.

■	Proposals may be addressed, as necessary, on a case-by-case basis rather than according to the Policy, factoring in the merits of the rationale and disclosure provided.

Securities Lending

Voya IM will not be able to vote on behalf of an account if the account participates in the lending of its securities. When a security is out on loan, certain rights are transferred to the borrower, including voting rights. Therefore, if all the shares of a particular security are on loan on the record date for the company’s shareholder meeting, the account’s custodian will not forward the ballot for the security to the Proxy Advisory Firm for voting.

Conflicts of Interest

Voya IM has procedures to identify and address conflicts that may arise from time to time, including those concerning ISS or its affiliates (each a “Potential ISS Conflict”) and Voya IM or its affiliates, Voya IM clients, certain trading counterparties and / or key vendors of Voya IM (each a “Potential Voya IM Conflict”).

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■	Potential Proxy Advisory Firm’s Conflicts

Voya IM has adopted annual and periodic assessment procedures in which actions are taken to:

(1) reasonably ensure ISS’ independence, competence, and impartiality and (2) identify and address conflicts that may arise from time to time concerning ISS or its affiliates. The procedures include comprehensive due diligence regarding policies, practices, and activities of ISS and its affiliates as well as specific analysis of ISS’ services on behalf of Voya IM and its clients.

■	Potential Voya IM Conflicts

The AO Team maintains a Potential Proxy Conflicts List that it used to screen for Potential Voya IM Conflicts.

If a Potential Voya IM Conflict exists, and a member of the Investment Team or the AO Team wishes to vote contrary to the Policy, the AO Team will call a meeting of the Proxy Committee. The Proxy Committee will then consider the matter and vote on the best course of action. Additional insight may be provided to the Proxy Committee from internal analysts who cover the applicable security.

The AO Team will use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the vote will be executed in accordance with the Policy.

A record will be maintained regarding any determination to vote contrary to the Policy, including those where a Potential Voya IM Conflict is present, referencing the rationale for it.

Share-blocking Countries

Voya IM does not generally vote proxies in countries that impose share-blocking or for which custodians may impose share-blocking. Voya IM may vote proxies in share-blocking countries if the proxy is listed as non-share-blocking by the Proxy Advisory Firm.

Unverified Accounts

From time to time, ballots may be posted by the Proxy Advisory Firm to accounts designated as Voya IM accounts but not yet verified as such. Voya IM will not vote ballots until the account has been verified as a Voya IM account for which Voya IM has been given voting authority.

Proxy Voting Guidelines

Overview

Proxy voting is an important method to protect shareholder rights and maximize the long-term value of the companies in which Voya IM invests.

Consistent with applicable legal and fiduciary standards, Voya IM incorporates relevant factors into our analysis of the long-term performance outlook of a company and the value of its securities. As a signatory to the Principles for Responsible Investment, Voya IM understands that ESG factors can impact the investment risk and return profiles of our investments.

A company’s board of directors and management should act in shareholders’ best interest when establishing effective governance structure and business strategies, while managing risks and promoting sustainable best business practices to prudently increase the long-term value of the company. Accordingly, the Guidelines below describe Voya IM’s approach to voting on various issues.

Voya IM may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal.

In cases in which Voya IM’s disagreement is assigned to the board of directors, Voya IM may withhold support from incumbent director(s) deemed responsible for the specific concerns under review in accordance with its Vote Accountability Guideline outlined below.

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Vote Accountability Guideline: Voya IM may withhold support from an incumbent relevant committee chair, relevant committee member(s), the board chair, the lead independent director, or all incumbent directors if deemed directly or indirectly responsible for a specific concern. . Additionally, Voya IM shall typically support a director in connection with the specific concerns under review if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns.

2.	Audit-related

The effectiveness and independence of a company’s audit committee and the work of the external auditor are an important component in the board’s oversight of financial reporting, internal controls, and risk management.

Therefore, proposals relating to audit committee members, audit matters, and/or external auditors may be opposed if there is evidence of failures in oversight including material weaknesses in financial reporting, internal controls without sufficient mitigation, or excessive non-audit fees that may compromise independence.

Voya IM considers shareholder proposals on audit matters involving prohibition of engagement in non-audit services and audit firm rotation taking into account the nature of the non-audit services and various characteristics that reveal the operation and effectiveness of the audit committee and the auditor.

3.	Board of Directors’ Accountabilities

a.	Board Independence

Board and committee independence are critical for ensuring accountability to shareholders and protecting shareholders’ investment. Therefore, boards should be comprised of a majority of independent directors and key committees should be comprised exclusively of independent directors, depending on the market requirements.

Voya IM will oppose any executive director serving on a key committee. Voya IM will also oppose a proposal to ratify the executive director’s position on a key committee.

Further, boards should generally have an independent board chair. If the board has an executive chair, it must have a lead independent director with very robust roles and responsibilities. Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline should a lead independent director not be appointed when the board does not have an independent chair.

Voya IM will generally support shareholder proposals that require the board chair to be independent.

b.	Board Composition and Diversity

Boards should be comprised of directors who bring a variety of skills, expertise, experience, and diversity, including gender and racial/ethnicity; and should disclose sufficient information regarding the directors thereby allowing shareholders to assess the boards and the directors’ effectiveness and adequacy.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline if the board lacks gender diversity, i.e., at least one gender diverse director. Voya IM will consider directors on a case-by-case basis if gender diversity existed prior to the most recent annual meeting.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline at companies if the board lacks racial/ethnic diversity, i.e., at least one racial/ethnic diverse director, and there is a market expectation or listing requirement for racial/ethnic diversity on public company boards. Voya IM will consider directors on a case-by-case basis if racial/ethnic diversity existed prior to the most recent annual meeting.

Boards need to stay abreast of emerging matters affecting the company and ensure they can address these matters. Accordingly, boards should have a robust evaluation process and appropriate board refreshment; and the average board tenure of directors should not exceed 15 years.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline when the average board tenure of directors exceeds 15 years.

c.	Directors’ Commitment

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Given the responsibility and commitment required of directors, Voya IM will oppose directors who:

■	Serve on five or more public company boards

■	Serve on four or more public company boards and is the board chair at two or more of these public companies, withholding support on the boards which they are not the chair

■	Serves on more than two public company boards and are named executive officers at any public company, withholding support only at their outside boards, and

■	Attend less than 75% of the board meetings each year unless they disclose a reasonable explanation of their absence. Failure of a director to meet the attendance expectations over two years will also result in opposition votes against the chair and/or members of the nominating committee.

d.	Board Responsiveness to Shareholder Proposals

Boards should be responsive and transparent if a shareholder proposal received majority support, or a management proposal received low support regardless if the proposal passed. Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline in situations in which a company has not been adequately responsive to shareholder proposals receiving majority support or management proposals receiving low support.

e.	Board’s Establishing Shareholder Rights

Boards should establish a governance structure that protects shareholders’ interests and does not diminish shareholder rights, including:

■	a majority vote standard

■	annual elections of directors

■	reasonable thresholds for shareholders’ to be able to call a special meeting

■	the right to act by written consent

■	asking shareholders to vote on non-administrative charter or bylaw amendments, and

■	adopting a single-class capital structure or a multi-class capital structure with equal voting rights.

Should a company implement a multi-class capital structure prior to or in connection with its Initial Public Offering (IPO) in which the classes have unequal voting rights, the multi-class structure should be subject to a reasonable sunset provision (e.g., fewer than seven (7) years).

Voya IM will oppose all incumbent directors if a company has implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the structure to a reasonable sunset provision (e.g., fewer than seven (7) years).

f.	Board’s Responsibility for Executive Compensation

As discussed in the Executive Compensation section, boards should develop an effective executive compensation structure that:

■	is aligned with company performance and shareholder value

■	properly balances the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks

■	discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program, and

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■	does not contain problematic features such as

■	excessive compensation and/or severance arrangements

■	reloading of options

■	repricing of underwater options

■	multi-year guaranteed awards that are not tied to rigorous performance conditions, or

■	unnecessarily generous perquisites.

Voya IM may withhold support of directors if the board was not responsive to a “Say on Pay” proposal that received low support, or a “Say on Pay” proposal is not on the agenda, particularly if the compensation program contains problematic features.

g.	Board’s Responsibility for Material ESG Matters

Boards should consider all company stakeholders, including shareholders, employees, customers, and the community in which the company operates and/or serves. Voya IM will generally support reasonable proposals as to the creation of a board level committee overseeing sustainable/corporate social responsibility issues.

Further, boards should have appropriate measures in place for company oversight, including material ESG matters. Accordingly, material failures of governance, stewardship, risk oversight, or fiduciary responsibilities, including management of material ESG risks, may result in opposition of appropriate directors.

Shareholder proposals relating to such matters should take into account the materiality of the issue, the potential effect on the company’s long-term sustainability/value, and the company’s method to managing such issues. Therefore, boards need to ensure management:

■	identifies and manages the company’s material ESG risks and opportunities, and

■	provides adequate disclosure/reporting of how it is addressing their material ESG risks and opportunities.

Further, Voya IM will generally support shareholder proposals requesting the company to provide a report or information on matters that are materially relevant to the company’s business and the company does not appear to be addressing the issue or is lagging their peers in disclosing such information.

All companies should take appropriate steps to understand, assess, and mitigate material risks related to climate change, and the board should be responsible for the ultimate oversight of these risks. Accordingly, directors will be considered on a case-by-case basis if a company is deemed to be a significant greenhouse gas (GHG) emitter, it appears the company is not sufficiently managing or disclosing these risks and has not set GHG reduction targets for Net Zero by 2050 for at least Scopes 1 and 2.

h.       Board’s Responsibilities for Audit Matters

Audit committee members are a vital component in the board’s oversight of financial reporting, internal controls, and risk management. Therefore, audit committee members need to ensure proper oversight is in place to:

■	prevent any material weaknesses in financial reporting and internal controls

■	avoid excessive non-audit fees that may compromise independence and/or committee, independence due to business affiliation, and

■	assess the external auditor’s tenure and competences periodically.

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Boards who implement and enhance these fundamental principles will contribute to the long-term value and sustainability of the company. Therefore, Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline if a director, committee, or the board fails to meet these expectations.

Boards should have policies to address the various risks associated with share pledging in order to mitigate the risks that may arise for both the director and the company in connection with pledging. Accordingly, Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline due to share pledging concerns,

■	factoring in the pledged amount,

■	unwinding time, and

■	any historical concerns raised.

Voya IM will also generally oppose the pledgor, if a director, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the company and shareholders.

4.	Capital Restructuring

Companies should explicitly disclose the terms and their rationale when requesting to increase common stock or issue preferred shares in order to permit shareholders to evaluate the affect and risks associated with the increase or issuance.

The board’s history of using authorized shares, the purpose and dilutive impact of the request, and the risks that may result if the request is not approved by shareholders will be considered when determining to support the proposal.

Reverse stock splits will generally be supported if there is a proportionate reduction in the number of authorized shares.

Nevertheless, proposals to increase or issue blank check preferred stock, to facilitate an anti-takeover device, or increase stock that has superior voting rights will not be supported.

Merger, acquisition and restructuring proposals will be evaluated on the merits and drawbacks of the proposed transaction.

Golden parachute proposals will generally be opposed if there are single or modified single trigger severance provisions, and/or the total named executive officer payout is excessive as a percentage of the total equity value.

5.	Executive Compensation

As noted above, to be effective, executive compensation programs should align with shareholder value and incentivize management to prudently increase the long-term value of the company. Expanding on that premise, companies should design their executive compensation program to balance the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks. Additionally, the executive compensation program should promote long-term sustainability and align with the interests of the company’s various stakeholders (employees, shareholders, communities, etc.). Further advisory votes on executive compensation should be put forth annually for shareholder vote.

Given the complexity of designing a compensation program that accomplishes these objectives, the compensation committee (comprised of independent directors) is in the best position to establish an effective compensation program that not only incorporates the earlier objectives, but also adequately discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program.

The successful development and implementation of an effective executive compensation program requires that companies engage with its shareholders and other stakeholders to understand and potentially address any concerns shareholders may have regarding the compensation program, particularly if the “Say on Pay” proposal received low support.

Compensation programs should:

■	align with shareholder interests, including mid- to long-term TSR

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■	have an appropriate mix between fixed and variable pay (including performance-based pay)

■	incorporate challenging performance goals

■	use a minimum of a 3-year performance period for the long-term incentive plan

■	have a reasonable percent of base pay relative to peers for both the short- and long-term incentive plans

■	have double trigger cash and equity provisions in the severance for golden parachute payments.

■	include clawback provisions in the case of malfeasance or material accounting restatement.

Accordingly, Voya IM will generally oppose a compensation program that does not does not meet these expectations, and/or has problematic issues outlined below.

Compensation programs should not:

■	be excessive relative to peers

■	contain inappropriate incentives that would not align with shareholders’ interest

■	have less than a three-year performance period in the long-term incentive plan

■	allow for guaranteed, multi-year awards

■	include excessive non-performance-based pay elements

■	be excessively dilutive to shareholders’ holdings

■	allow for liberal share recycling, and

■	permit repricing or replacing stock options that are underwater without shareholder approval.

6.	Environmental and Social Matters

Voya IM and other institutional shareholders have been scrutinizing an increasing number of proposals regarding environmental and social matters. Accordingly, in addition to the company’s material governance risks and opportunities, companies should also assess their material environmental and social risks and opportunities as it pertains to its stakeholders including its employees, communities, suppliers, and customers.

Companies should adequately disclose how they evaluate and mitigate such material risks to allow shareholders to assess how well the companies are mitigating and leveraging these risks and opportunities.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals related to material ESG matters, if management is not able to provide a credible reason as to why it should not be supported, and if the proposal:

■	is applicable to the company’s business

■	enhances long-term shareholder value

■	requests more transparency and commitment to improve the company’s material environmental and/or social risks

■	aims to benefit the company’s stakeholders

■	is reasonable and not unduly onerous or costly, or

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■	is not requesting data that is primarily duplicative to data the company already publicly provides.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals relating to environmental impact that are material to the company but are not being addressed sufficiently, including proposals that:

■	aim to reduce negative environmental impact, including the reduction of GHG emissions and other contributing factors to global climate change

■	request reports related to environmental policies, practices and management

■	request reports related to a company’s resource consumption and/or efficiency, and

■	requests reports to assess the company’s operational vulnerability as well as physical and regulatory exposure to climate change and the global effort to compact it.

All companies should take appropriate steps to understand, assess, and mitigate material risks related to climate change, and the board should be responsible for the ultimate oversight of these risks. Accordingly, Say on Climate proposals will be considered on a case-by-case basis.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals relating to social risks that are material to the company yet are not being addressed sufficiently.

7.	Routine / Miscellaneous

Voya IM will generally support management proposals that are administrative in nature and are not considered to be detrimental to shareholders.

8.	Mutual Fund Proxies

Voya IM will generally support

■	the establishment of new classes or series of shares

■	the hiring and terminating of sub-advisers

■	the establishment of a master-feeder structure

■	management proposals that authorize the board to hire and terminate sub-advisers.

Voya IM will generally oppose shareholder proposals for the establishment of a director ownership requirement. All other matters will be examined on a case-by-case basis.

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APPENDIX C

ADDITIONAL INFORMATION ABOUT

THE FUNDS’ PORTFOLIO MANAGERS

Compensation of Portfolio Managers

Set forth below are descriptions of the compensation arrangements utilized by each Fund’s Subadviser(s) to compensate the portfolio managers of the Fund. Under the Trust’s manager of managers structure, each Fund pays a fee to the Adviser for investment advisory services, and the Adviser, in turn, compensates that Fund’s Subadviser(s). Each Subadviser is responsible for compensating its employees. Each portfolio manager’s compensation arrangements are established by the Subadviser by whom the portfolio manager is employed. Neither the Trust nor the Adviser has any discretion or authority to determine the amount or the structure of an individual portfolio manager’s respective compensation arrangements.

Other Accounts Managed by the Portfolio Managers

The portfolio managers of the Funds may provide portfolio management services to various other entities, including other registered investment companies, pooled investment vehicles that are not registered investment companies, and other investment accounts managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies and/or other accounts is presented with potential conflicts of interest that may include, among others:

(i)	an inequitable distribution of the portfolio manager’s time and attention;

(ii)	the unequal distribution or allocation between accounts of a limited investment opportunity; and

(iii)	incentives, such as performance-based management fees, that relate only to certain accounts.

Set forth below is information regarding the other accounts for which each portfolio manager has day-to-day portfolio management responsibilities, as of March 31, 2025, unless otherwise noted. The accounts are classified into three categories: (i) registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays management fees that are based on investment performance (“performance fees”), information regarding those accounts is presented separately.

Mercer US Small/Mid Cap Equity Fund

GW&K Investment Management

Portfolio Manager compensation is a formula that balances investment management results over 1, 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance Relative to Peers
•	Risk-Adjusted Performance Relative to Index
•	Discretionary

Daniel L. Miller, CFA, Partner, Director of Equities, joined GW&K in 2008. Mr. Miller began managing GW&K’s Small/Mid Cap Core Strategy in 2008.

Jeffrey W. Thibault, CFA, Partner, Portfolio Manager, joined GW&K in 2004. Mr. Thibault has been managing GW&K’s Small/Mid Cap Core Strategy since the Strategy’s inception in 2006.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Miller and Thibault did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Miller manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	9	$2,378	0	$0
Other Pooled Investment Vehicles*	11	$2,568	2	$198
Other Accounts*	6,930	$6,183	1	$57

* As of March 31, 2025.

In addition to the Fund, Mr. Thibault manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$1,395	0	$0
Other Pooled Investment Vehicles*	2	$1,521	0	$0
Other Accounts*	4,318	$3,525	1	$57

* As of March 31, 2025.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

The allocated portion of the fund’s portfolio managed by Loomis Sayles is managed on a team basis. The portfolio managers who are jointly and primarily responsible for the day-to-day management of Loomis Sayles’ allocated portion of the fund’s portfolio are Mark F. Burns, CFA, and John J. Slavik, CFA.

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the Firm, and personal conduct. Investment performance is the primary component of annual bonus and generally represents at least 70% of the total for equity managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Firm’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio managers working on several product teams receive a final score based on the relative revenue weight of each product.

Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and firm profitability, and/or investment performance.

General

The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.

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For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

Ownership of Fund Shares. As of March 31, 2025, Messrs. Burns and Slavik did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Burns manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$2,641	0	$0
Other Pooled Investment Vehicles*	3	$1,492	0	$0
Other Accounts*	28	$1,149	0	$0

*As of March 31, 2025.

In addition to the Fund, Mr. Slavik manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$2,641	0	$0
Other Pooled Investment Vehicles*	3	$1,492	0	$0
Other Accounts*	31	$1,148	0	$0

*As of March 31, 2025.

Potential Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Aggregation and Allocation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

LSV Asset Management (“LSV”)

The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Skarishevsky.

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Compensation. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Compensation is not tied to performance or investment return.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight, Guy Lakonishok and Skarishevsky did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

Other than the Fund, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight, Guy Lakonishok and Skarishevsky manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	29	$13,838	0	$0
Other Pooled Investment Vehicles*	61	$22,512	5**	$1,959
Other Accounts*	254	$59,984	54	$14,858

*As of June 30, 2025.

**These accounts are limited partnerships to which LSV acts as general partner and are an aggregation of underlying investors who have negotiated a performance fee.

Potential Conflicts of Interest. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block trades. including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Zach Olsen, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Parametric is a subsidiary of Morgan Stanley. Violations of Parametric’s or Morgan Stanley’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of Parametric employees has the following components:

(1) Base salary

(2) Discretionary bonus

●	This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock.
●	Deferred awards vest after 3 years.
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Parametric employees also receive certain retirement, health and welfare insurance, and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonus decisions are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Notice and Non-Solicit agreements for Managing Directors and Executive Directors of the company.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Zach Olsen and Ricky Fong did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Olsen manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	31	$393.5	0	$0
Other Pooled Investment Vehicles*	21	$818.37	0	$0
Other Accounts*	81	$16,317.27	0	$0

* As of March 31, 2025

In addition to the Fund, Mr. Fong manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	31	$393.5	0	$0
Other Pooled Investment Vehicles*	33	$1,467.1	0	$0
Other Accounts*	340	$78,698.72	0	$0

* As of March 31, 2025.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric is a wholly-owned subsidiary of Morgan Stanley, a global financial institution that provides a broad spectrum of investment banking and financial services. Parametric and its affiliates advise other clients and investment funds with a wide variety of investment objectives that may in some instances overlap or conflict with the Funds’ investment objectives and present conflicts of interest. Parametric may face conflicts in the allocation of investment opportunities among the Funds and other clients. Parametric may have incentives to favor one account over another, such as if one client pays higher management fees. Additionally, Parametric and its affiliates may invest their own assets in an investment opportunity that falls within the Funds’ investment objectives, which may reduce the number of investment opportunities available to the Fund. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, Parametric has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of Parametric, including the Funds,

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fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duty of Parametric.

Parametric and its affiliates may invest in different classes of securities of the same issuer. As a result, Parametric and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing right on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, Parametric and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by Parametric or its affiliates on behalf of one client can negatively impact securities held by another client. In addition, Parametric or its affiliates may invest in or advise a company that is or becomes a competitor of a company held by the Funds. Such investment could create a conflict between the Funds on the one hand, and Parametric and its affiliates and their clients on the other hand.

Parametric and its affiliates may give advice and recommend securities to other clients and their own accounts which may differ from advice given to, or securities recommended be bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund. Additionally, certain securities or instruments may be held in some client accounts, including the Funds but not in others, or client accounts may have different levels of holdings in certain securities or instruments. In addition, Parametric and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in that a short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa). Parametric and its affiliates maintain separate trading desks that operate independently of each other and do not share information with each other. These desks may compete against each other when implementing buy and sell transactions, possibly causing certain accounts of Parametric and its affiliates to pay more or receive less for a security than other client accounts.

Parametric and its affiliates may from time-to-time receive confidential or material non-public information regarding an investment and may be limited in its ability to utilize such information or to transact in such securities, potentially adversely affecting the Funds. Parametric and its affiliates may be precluded from sharing such information with each other or with its investment team. In addition, Parametric may, in certain instances, be required to aggregate its holdings with its affiliates, potentially causing Parametric to refrain from making investments due to position limit restrictions. Parametric and its affiliates have sought to limit the impact of these potential restrictions by establishing certain information barriers and other policies which limit the sharing of information between different groups within Morgan Stanley.

In the course of its business, Morgan Stanley engages in activities where Morgan Stanley’s interest or the interests of its clients may conflict with the interests of Parametric’s clients, including the Funds. Morgan Stanley engages in investment banking and broker-dealer activities. This may create conflicts of interests between those activities and the Funds. For example, Morgan Stanley’s provision of financial advice to issuers of securities held by the Funds regarding matters such as mergers, acquisitions, restructurings or financings may impact the price of such securities. Morgan Stanley will also publish research and analysis which may impact the price of securities held by the Funds. Activities conducted by Morgan Stanley may affect Parametric’s ability to transact in certain securities from time-to-time.

All of the transactions and activities described above involve the potential for conflicts of interest between Parametric, its affiliates, and their clients. The Advisers Act, 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. Parametric has instituted policies and procedures, including a code of ethics, designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Parametric seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client. For more information about these and other conflicts of interest of Parametric, please see Parametric’s Form ADV Part 2A.

River Road Asset Management, LLC (“River Road”)

The portfolio managers who are primarily responsible for the day-to-day management of River Road’s allocated portion of the Fund’s portfolio are J. Justin Akin and R. Andrew Beck.

Compensation. Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. In addition, all portfolio managers also own equity in the firm, which entitles them to a portion of the firm’s profits.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Akin and Beck did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. Akin manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	5	$2,421	0	$0
Other Pooled Investment Vehicles*	9	$480	0	$0
Other Accounts*	31	$2,173	2	$204

*As of March 31, 2025. Accounts with performance fees and corresponding assets also included in total accounts/assets managed.

In addition to the Fund, Mr. Beck manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	6	$2,471	0	$0
Other Pooled Investment Vehicles*	9	$480	0	$0
Other Accounts*	31	$2,781	2	$204

*As of March 31, 2025. Accounts with performance fees and corresponding assets also included in total accounts/assets managed.

Potential Conflicts of Interest. The portfolio managers manage multiple accounts, including the respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Westfield Capital Management Company, L.P. (“Westfield”)

Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (“Committee”), which is charged by William A. Muggia. Each member of the Committee has input into the investment process and overall product portfolio construction. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund. William A. Muggia, Richard D. Lee, CFA, Matthew R. Renna, and Edward D. Richardson.

Compensation. Members of the Investment Committee are eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards.
•	Investment Committee members also receive a performance based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
•	Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Muggia, Lee, Richardson and Renna, did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Muggia manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	14	$5,959	0	$0
Other Pooled Investment Vehicles*	13	$3,476	1	$35
Other Accounts*	262	$11,434	26	$3,059

*As of March 31, 2025.

In addition to the Fund, Mr. Lee manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	11	$4,140	0	$0
Other Pooled Investment Vehicles*	9	$3,369	0	$0
Other Accounts*	219	$10,082	22	$2,111

*As of March 31, 2025.

In addition to the Fund, Mr. Renna manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	11	$4,515	0	$0
Other Pooled Investment Vehicles	11	$4,010	0	$0
Other Accounts	221	$12,042	22	$2,442

*As of June 30, 2025.

In addition to the Fund, Mr. Richardson manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	10	$4,499	0	$0
Other Pooled Investment Vehicles*	9	$3,956	0	$0
Other Accounts*	221	$12,042	22	$2,111

*As of June 30, 2025.

Potential Conflicts of Interest. The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a

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quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.

Mercer Non-US Core Equity Fund

American Century Investment Management, Inc. (“American Century”)

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of American Century’s allocated portion of the Fund’s portfolio are Rajesh Gandhi and Jim Zhao.

Compensation. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of March 31, 2025, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus, which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

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Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Ownership of Fund Shares. As of March 31, 2025, Mr. Gandhi and Mr. Zhao did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Gandhi manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts		Assets (in millions)
Registered Investment Companies*	4	$2,894		0		$0
Other Pooled Investment Vehicles*	4	$653	0		$0
Other Accounts*	12	$1,977	0		$0

*As of March 31, 2025.

In addition to the Fund, Mr. Zhao manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$2,894	0	$0
Other Pooled Investment Vehicles*	4	$653	0	$0
Other Accounts*	12	$1,977	0	$0

*As of March 31, 2025.

Potential Conflicts of Interest. Certain conflicts of interest may arise in connection with American Century’s management of client portfolios with different investment strategies. Potential conflicts can include, for example, one investment strategy buying or selling a security while another has a different, potentially opposite, position in the same security. This may include one investment strategy taking a short position in the security of an issuer that is held long in another investment strategy (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities across client portfolios, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Management of American Century’s client portfolios is organized according to investment discipline and investment strategy. Investment disciplines include, for example, Disciplined Equity, Global Growth Equity (both U.S. and Global/Non-U.S.), Global Value Equity, Global Fixed Income, Multi-Asset Strategies, American Century Rules-Based ETF strategies, Avantis Investors strategies, and

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Private Investments. Within each investment discipline are one or more portfolio teams responsible for managing specific investment strategies, such as U.S. Disciplined Core Value, U.S. Small Cap Value, U.S. Large Cap Growth, Emerging Markets Equity and U.S. Core Fixed Income. In some cases, a portfolio manager or team may be responsible for managing (or assisting in managing) multiple investment strategies within or across investment disciplines. Generally, client portfolios with similar investment strategies are managed by the same portfolio management team using similar investment objectives, approaches and philosophies. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across client portfolios with similar investment strategies, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains information barriers that restrict portfolio management teams within an investment discipline from having access to information regarding security positions, orders or transactions in client portfolios or investment strategies in other investment disciplines. If a portfolio manager or team manages or assists in managing an investment strategy in another investment discipline, that portfolio manager or team will only have access to information relating to that investment strategy and not other investment strategies within that investment discipline. The information barriers are intended to aid in preventing the misuse of portfolio holdings information or trading activity in other investment disciplines. Portfolio managers or teams that manage (or assist in managing) investment strategies across investment disciplines will not allow their access to portfolio holdings and/or trading information in one investment discipline to in any way impact decisions they make for client portfolios in other investment disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”)

The allocated portion of the Fund’s portfolio managed by Arrowstreet is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Arrowstreet’s allocated portion of the Fund’s portfolio are Mr. Derek Vance, CFA, Dr. Christopher Malloy, Ph.D., Ms. Julia Yuan, CFA, Mr. Brandon Berger and Dr. Peter Rathjens, Ph.D. Mr. Berger.

Compensation. Arrowstreet’s compensation system is designed to attract, motivate, and retain talented professionals. Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically at the start of every year. Generally, bonus amounts are determined typically using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual contributions and achievements relative to established goals.

Ownership of Fund Shares. As of March 31, 2025, Mr. Vance, Dr. Malloy, Ms. Yuan, Mr. Berger and Dr. Rathjens did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

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In addition to the Fund, Mr. Vance, Dr. Malloy, Ms. Yuan, Mr. Berger and Dr. Rathjens, along with Arrowstreet’s team, manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$2,925	1	$157
Other Pooled Investment Vehicles*	83	$154,206	44	$81,981
Other Accounts*	64	$84,164	9	$15,545

*As of June 30, 2025.

Potential Conflicts of Interest. Arrowstreet offers institutional investors a select range of equity investment strategies that are broadly categorized as long-only, alpha extension, long/short.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team, investment processes team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals. This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time. As a result, Arrowstreet has established a number of policies and procedures designed to mitigate and/or eliminate potential conflicts. Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation. In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

LSV Asset Management (“LSV”)

The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA and Skarishevsky.

Compensation. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Compensation is not tied to performance or investment return.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight, Guy Lakonishok and Skarishevsky did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

Other than the Fund, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight, Guy Lakonishok and Skarishevsky manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	29	$13,838	0	$0
Other Pooled Investment Vehicles*	61	$22,512	5**	$1,959
Other Accounts*	254	$59,984	54	$14,858

*As of June 30, 2025.

**These accounts are limited partnerships to which LSV acts as general partner and are an aggregation of underlying investors who have negotiated a performance fee.

Potential Conflicts of Interest. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be

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taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.

Massachusetts Financial Services Company (“MFS”)

The portfolio managers who are primarily responsible for the day-to-day management of MFS’ allocated portion of the Fund’s portfolio are Benjamin Stone and Philip Evans.

Compensation. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2023, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary. Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each Fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

As of December 31, 2023, the following benchmark was used to measure the performance of each of Mr. Stone and Mr. Evans for the Fund: MSCI EAFE Index (net div).

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

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MFS Equity Plan. Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Stone and Evans did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Stone manages:

	Total Accounts		Accounts with Performance Fees**
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$26,330	0	$0
Other Pooled Investment Vehicles*	3	$682	0	$0
Other Accounts*	7	$2,860	0	$0

*	As of March 31, 2025.

**	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

In addition to the Fund, Mr. Evans manages:

	Total Accounts		Accounts with Performance Fees**
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$26,330	0	$0
Other Pooled Investment Vehicles*	3	$682	0	$0
Other Accounts*	7	$2,860	0	$0

*	As of March 31, 2025.

**	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Potential Conflicts of Interest. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, employee, officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, employee, officer, or a director has an interest). MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers and/or its directors own or have an interest.

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To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Zach Olsen, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Parametric is a subsidiary of Morgan Stanley. Violations of Parametric’s or Morgan Stanley’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of Parametric employees has the following components:

(1) Base salary

(2) Discretionary bonus

●	This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock.
●	Deferred awards vest after 3 years.

Parametric employees also receive certain retirement, health and welfare insurance, and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonus decisions are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

The firm also maintains the following arrangements:

●	Employment contracts for key investment professionals and senior leadership.

●	Notice and Non-Solicit agreements for Managing Directors and Executive Directors of the company.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Olsen and Fong did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Olsen manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	31	$394	0	$0
Other Pooled Investment Vehicles*	21	$818	0	$0
Other Accounts*	81	$16,317	0	$0

* As of March 31, 2025.

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In addition to the Fund, Mr. Fong manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	31	$394	0	$0
Other Pooled Investment Vehicles*	33	$1,467	0	$0
Other Accounts*	340	$78,699	0	$0

* As of March 31, 2025.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric is a wholly-owned subsidiary of Morgan Stanley, a global financial institution that provides a broad spectrum of investment banking and financial services. Parametric and its affiliates advise other clients and investment funds with a wide variety of investment objectives that may in some instances overlap or conflict with the Funds’ investment objectives and present conflicts of interest. Parametric may face conflicts in the allocation of investment opportunities among the Funds and other clients. Parametric may have incentives to favor one account over another, such as if one client pays higher management fees. Additionally, Parametric and its affiliates may invest their own assets in an investment opportunity that falls within the Funds’ investment objectives, which may reduce the number of investment opportunities available to the Fund. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, Parametric has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of Parametric, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duty of Parametric.

Parametric and its affiliates may invest in different classes of securities of the same issuer. As a result, Parametric and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing right on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, Parametric and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by Parametric or its affiliates on behalf of one client can negatively impact securities held by another client. In addition, Parametric or its affiliates may invest in or advise a company that is or becomes a competitor of a company held by the Funds. Such investment could create a conflict between the Funds on the one hand, and Parametric and its affiliates and their clients on the other hand.

Parametric and its affiliates may give advice and recommend securities to other clients and their own accounts which may differ from advice given to, or securities recommended be bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund. Additionally, certain securities or instruments may be held in some client accounts, including the Funds but not in others, or client accounts may have different levels of holdings in certain securities or instruments. In addition, Parametric and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in that a short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa). Parametric and its affiliates maintain separate trading desks that operate independently of each other and do not share information with each other. These desks may compete against each other when implementing buy and sell transactions, possibly causing certain accounts of Parametric and its affiliates to pay more or receive less for a security than other client accounts.

Parametric and its affiliates may from time-to-time receive confidential or material non-public information regarding an investment and may be limited in its ability to utilize such information or to transact in such securities, potentially adversely affecting the Funds. Parametric and its affiliates may be precluded from sharing such information with each other or with its investment team. In addition, Parametric may, in certain instances, be required to aggregate its holdings with its affiliates, potentially causing Parametric to refrain from making investments due to position limit restrictions. Parametric and its affiliates have sought to limit the impact of these potential restrictions by establishing certain information barriers and other policies which limit the sharing of information between different groups within Morgan Stanley.

In the course of its business, Morgan Stanley engages in activities where Morgan Stanley’s interest or the interests of its clients may conflict with the interests of Parametric’s clients, including the Funds. Morgan Stanley engages in investment banking and broker-dealer activities. This may create conflicts of interests between those activities and the Funds. For example, Morgan Stanley’s provision of financial advice to issuers of securities held by the Funds regarding matters such as mergers, acquisitions, restructurings or financings

C-16

may impact the price of such securities. Morgan Stanley will also publish research and analysis which may impact the price of securities held by the Funds. Activities conducted by Morgan Stanley may affect Parametric’s ability to transact in certain securities from time-to-time.

All of the transactions and activities described above involve the potential for conflicts of interest between Parametric, its affiliates, and their clients. The Advisers Act, 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. Parametric has instituted policies and procedures, including a code of ethics, designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Parametric seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client. For more information about these and other conflicts of interest of Parametric, please see Parametric’s Form ADV Part 2A.

Mercer Emerging Markets Equity Fund

Baillie Gifford Overseas Limited (“Baillie Gifford”)

The allocated portion of the Fund’s portfolio managed by Baillie Gifford is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Baillie Gifford’s allocated portion of the Fund’s portfolio are Will Sutcliffe, Roddy Snell and Alex Summers.

Compensation. Baillie Gifford’s investment managers and analysts are rewarded based on their contribution to both long-term investment performance and the overall business.

Non-partner investment managers and analysts receive a compensation package consisting of a base salary, an Annual Performance Award (APA), and a Long-Term Profit Award (LTPA), along with standard retirement and healthcare benefits.

The APA is 80% tied to the long-term investment performance of the team or portfolio construction group the individual is part of, while the remaining 20% is based on client satisfaction.

The LTPA is a share of the firm's profits based on the individual's role. Investment managers defer 20-40% of their variable remuneration for three years, investing it in funds managed by Baillie Gifford. This approach emphasizes client outcomes and aligns with our long-term investment strategy. Partner remuneration includes a fixed salary, a share of partnership profits based on seniority and role, and partners directly cover additional benefits like pension contributions.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Sutcliffe, Snell and Summers did not beneficially own any shares of the Fund.

Other Accounts Managed by the Portfolio Managers.

In addition to the Fund, Mr. Sutcliffe manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	3	$1,195	0	$0
Other Accounts*	14	$7,489	1	$2,200

*As of June 30, 2025.

In addition to the Fund, Mr. Snell manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$4,288	0	$0
Other Pooled Investment Vehicles*	7	$6,169	0	$0
Other Accounts*	45	$19,460	5	$4,616

*As of June 30, 2025.

In addition to the Fund, Mr. Summers manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$4,538	0	$0
Other Pooled Investment Vehicles*	6	$1,517	0	$0
Other Accounts*	33	$8,801	4	$2,847

*As of June 30, 2025.

Potential Conflicts of Interest. Baillie Gifford Overseas (BGO) has a duty to act in the best interests of clients and to treat them fairly when providing investment services. BGO acts as investment adviser to both pooled funds and separately managed separate accounts both on a discretionary and advisory basis. In some cases, both have similar objectives and similar strategies. From time to time, there may be situations that give rise to a conflict of interest. A conflict can arise between the interests of BGO and its affiliates, the Partners of Baillie Gifford & Co and employees and the interests of a client of BGO. Similarly, a conflict of interest can arise between the interests of an External Organization with which investment personnel may hold a position and BGO or BGO’s clients. A conflict of interest can also arise between the interests of one client of BGO and another client. In such circumstances, BGO has effective organizational and administrative arrangements to ensure that all reasonable steps are taken to prevent the conflict of interest from adversely affecting the interests of our clients. In addition, where we pay or accept any fee or commission or provide or receive any non-monetary benefit in relation to our investment services, we take care to ensure that such benefits do not place BGO or any third-party firm in a situation which would not be in compliance with the general duty to act in accordance with the best interest of our clients.

Skerryvore Asset Management Ltd. (“Skerryvore”)

The allocated portion of the Fund’s portfolio managed by Skerryvore is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Skerryvore’s allocated portion of the Fund’s portfolio are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nicholas Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer.

Compensation. Skerryvore has a remuneration policy which applies to all Skerryvore staff. All Skerryvore staff are currently paid a fixed, base salary which is commensurate with market rates for those of their seniority, experience and qualifications. The governing body has sought to set the fixed element of employee remuneration at a sufficient level to provide staff with comfortable living standards, in an attempt to avoid reliance on any variable element of remuneration, whilst ensuring the Firm’s capital and liquidity position remains strong.

Any variable element of remuneration will be largely based on profits generated by Skerryvore (over and above all expenses), but will also take account of individual performance, to the extent the financial position of the Firm so allows. If the AIFs and Fund Vehicles do not perform well as a result of the investment strategy implemented by the Firm, variable remuneration may still be paid to non-investment staff if the financial position of the Firm so allows. No individual will be rewarded for the success of a specific transaction and whether a bonus is paid is determined by the success of the Firm as a whole, not by the performance of a specific strategy or client. Bonuses to individuals will be based on actual past performance, not based upon future or indicative results. Individual performance is reviewed on an annual basis. Skerryvore does not operate a deferral process or claw back mechanism.

Members of Skerryvore receive fixed monthly drawings (salary) plus a share of firm profit equivalent to their participation level. In addition, Skerryvore can pay up to 10% of gross profit in discretionary bonuses which creates some flexibility. A condition of membership of Skerryvore is that all partners must co-invest up to 50% of their post-tax profit share in strategies run by the firm. These investments must be held for a minimum of three years.

Ownership of Fund Shares. As of March 31, 2025, the Portfolio Managers did not beneficially own any shares of the Fund.

Other Accounts Managed by the Portfolio Managers.*

In addition to the Fund, the Portfolio Managers collectively manage the following assets:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	8	$1,283	1	$191
Other Accounts*	1	$142	1	$142

*As of March 31, 2025. The portfolio managed by Skerryvore is managed on a team basis.

C-18

Potential Conflicts of Interest.

Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Skerryvore has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Zach Olsen, CFA and Ricky Fong, CFA.

Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Parametric is a subsidiary of Morgan Stanley. Violations of Parametric’s or Morgan Stanley’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation of Parametric employees has the following components:

(1) Base salary

(2) Discretionary bonus

●	This bonus may be paid in cash, or for those who meet the eligibility for deferred compensation, may be paid in a combination of cash and deferred awards that may include Morgan Stanley restricted stock.
●	Deferred awards vest after 3 years.

Parametric employees also receive certain retirement, health and welfare insurance, and other benefits that are broadly available to Morgan Stanley employees. Compensation of employees is reviewed on an annual basis. Considerations for adjustments in base salary and bonus decisions are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end.

The firm also maintains the following arrangements:

●	Employment contracts for key investment professionals and senior leadership.

●	Notice and Non-Solicit agreements for Managing Directors and Executive Directors of the company.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Compensation is also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of investment professionals are comparatively fixed, variable compensation in the form of bonuses may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Olsen and Fong did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Olsen manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	31	$394	0	$0
Other Pooled Investment Vehicles*	21	$818	0	$0
Other Accounts*	81	$16,317	0	$0

* As of March 31, 2025.

In addition to the Fund, Mr. Fong manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	31	$394	0	$0
Other Pooled Investment Vehicles*	33	$1,467	0	$0
Other Accounts*	340	$78,699	0	$0

* As of March 31, 2025.

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric is a wholly-owned subsidiary of Morgan Stanley, a global financial institution that provides a broad spectrum of investment banking and financial services. Parametric and its affiliates advise other clients and investment funds with a wide variety of investment objectives that may in some instances overlap or conflict with the Funds’ investment objectives and present conflicts of interest. Parametric may face conflicts in the allocation of investment opportunities among the Funds and other clients. Parametric may have incentives to favor one account over another, such as if one client pays higher management fees. Additionally, Parametric and its affiliates may invest their own assets in an investment opportunity that falls within the Funds’ investment objectives, which may reduce the number of investment opportunities available to the Fund. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, Parametric has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of Parametric, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duty of Parametric.

Parametric and its affiliates may invest in different classes of securities of the same issuer. As a result, Parametric and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing right on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, Parametric and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by Parametric or its affiliates on behalf of one client can negatively impact securities held by another client. In addition, Parametric or its affiliates may invest in or advise a company that is or becomes a competitor of a company held by the Funds. Such investment could create a conflict between the Funds on the one hand, and Parametric and its affiliates and their clients on the other hand.

Parametric and its affiliates may give advice and recommend securities to other clients and their own accounts which may differ from advice given to, or securities recommended be bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund. Additionally, certain securities or instruments may be held in some client accounts, including the Funds but not in others, or client accounts may have different levels of holdings in certain securities or instruments. In addition, Parametric and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in that a short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa). Parametric and its affiliates maintain separate trading desks that operate independently of each other and do not share information with each other. These desks may compete against each other when implementing buy and sell transactions, possibly causing certain accounts of Parametric and its affiliates to pay more or receive less for a security than other client accounts.

Parametric and its affiliates may from time-to-time receive confidential or material non-public information regarding an investment and may be limited in its ability to utilize such information or to transact in such securities, potentially adversely affecting the Funds.

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Parametric and its affiliates may be precluded from sharing such information with each other or with its investment team. In addition, Parametric may, in certain instances, be required to aggregate its holdings with its affiliates, potentially causing Parametric to refrain from making investments due to position limit restrictions. Parametric and its affiliates have sought to limit the impact of these potential restrictions by establishing certain information barriers and other policies which limit the sharing of information between different groups within Morgan Stanley.

In the course of its business, Morgan Stanley engages in activities where Morgan Stanley’s interest or the interests of its clients may conflict with the interests of Parametric’s clients, including the Funds. Morgan Stanley engages in investment banking and broker-dealer activities. This may create conflicts of interests between those activities and the Funds. For example, Morgan Stanley’s provision of financial advice to issuers of securities held by the Funds regarding matters such as mergers, acquisitions, restructurings or financings may impact the price of such securities. Morgan Stanley will also publish research and analysis which may impact the price of securities held by the Funds. Activities conducted by Morgan Stanley may affect Parametric’s ability to transact in certain securities from time-to-time.

All of the transactions and activities described above involve the potential for conflicts of interest between Parametric, its affiliates, and their clients. The Advisers Act, 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. Parametric has instituted policies and procedures, including a code of ethics, designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Parametric seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client. For more information about these and other conflicts of interest of Parametric, please see Parametric’s Form ADV Part 2A.

Pzena Investment Management, LLC (“Pzena”)

The allocated portion of the Fund’s portfolio managed by Pzena is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Pzena’s allocated portion of the Fund’s portfolio are Rakesh Bordia, Caroline Cai, Allison Fisch, and Akhil Subramanian.

Compensation. Pzena’s compensation plan for investment professionals is designed to reward superior performers. The system has three elements: base salary, discretionary bonus, and, as appropriate, equity ownership. Pzena avoids the compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the portfolios relative to the performance of the portfolios’ benchmarks. For investment professionals, qualities are examined such as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

Ownership of Fund Shares. As of March 31, 2025, Mses. Cai and Fisch, and Messrs. Bordia and Subramanian did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Bordia manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	15	$10,529	1	$281
Other Pooled Investment Vehicles*	34	$4,241	1	$380
Other Accounts*	42	$9,298	0	$0

*As of March 31, 2025.

In addition to the Fund, Ms. Cai manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	16	$12,428	2	$2,179
Other Pooled Investment Vehicles*	58	$25,696	4	$739
Other Accounts*	60	$13,792	0	$0

*As of March 31, 2025.

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In addition to the Fund, Ms. Fisch manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	15	$10,529	1	$281
Other Pooled Investment Vehicles*	34	$4,241	1	$380
Other Accounts*	41	$9,297	0	$0

*As of March 31, 2025.

In addition to the Fund, Mr. Subramanian manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$2,846	1	$281
Other Pooled Investment Vehicles*	17	$1,822	1	$380
Other Accounts*	19	$5,681	0	$0

*As of March 31, 2025.

Potential Conflicts of Interest. In Pzena’s view, conflicts of interest may arise in managing the fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Pzena Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Pzena Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing), and by managing all Pzena Accounts on a strategy-specific basis.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Pzena Account, the fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across Pzena Accounts so that each Pzena Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis, or on a random basis. As with all trade allocations each Pzena Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding a Pzena Account from an otherwise acceptable IPO or new issue investment include the Pzena Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.

With respect to securities transactions for the Pzena Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Pzena Accounts. However, with respect to certain Pzena Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the fund and another Pzena Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Pzena Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Pzena Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to ongoing reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

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Pzena manages some Pzena Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Robeco Institutional Asset Management US Inc. (“Robeco”)

The allocated portion of the Fund’s portfolio managed by Robeco is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Robeco’s allocated portion of the Fund’s portfolio are Daniel Haesen, Han van der Boon and Tim Dröge.

Compensation. Employees and their knowledge and capabilities are the most important asset of Robeco. In order to attract and retain staff that allows Robeco to provide value to Robeco’s clients and satisfy the clients’ needs, fixed and variable remuneration is vital. It is equally vital to reward talent and performance fairly and competitively. In line with Robeco’s reputation as a leader in sustainability, Robeco compensates its employees and applies its policy in a non-discriminatory and gender-neutral manner.

Key objectives of the Renumeration Policy are:

●	to stimulate employees to act in our clients’ best interests and to prevent potential conduct of business and conflict of interest risks, adversely affecting the interests of clients;
●	to support effective risk management and avoid employees taking undesirable risks, taking into account the internal risk management framework;
●	to ensure a healthy corporate culture, focused on achieving sustainable results in accordance with the long-term objectives of Robeco, its clients and other stakeholders;
●	to ensure consistency between the remuneration policy and environmental, social and governance risks and sustainable investment objectives by including these risks in the key performance indicators (KPIs) used for the determination of variable compensation of individual staff members;
●	to provide for a market competitive remuneration to retain and attract talent.

Renumeration elements

When determining the total remuneration of employees, Robeco periodically performs a market benchmark review. All remuneration awarded to Robeco employees can be divided into fixed remuneration (payments or benefits without consideration of performance criteria) and variable remuneration (additional payments or benefits, depending on performance).

Fixed remuneration - Monthly fixed pay

Each individual employee’s monthly fixed pay is determined based on their function and/or responsibility and experience according to the Robeco salary ranges and with reference to the benchmarks of the investment management industry in the relevant region. The fixed remuneration is sufficiently high to remunerate the professional services rendered, in line with the level of education, the degree of seniority, the level of expertise and skills required, job experience, the relevant business sector and region.

Fixed remuneration - Temporary allowances

Under certain circumstances, temporary allowances may be awarded. In general, such allowances are solely function and/or responsibility based and are not related to the performance of the individual employee or Robeco as a whole. Allowances are granted pursuant to strict guidelines and principles.

Variable remuneration

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The variable remuneration pool is established based on the financial results and includes a risk assessment on the total actual variable remuneration pool. In such assessment both financial and non-financial risks are taken into account, consistent with the risk profile of Robeco, the applicable businesses and the underlying client portfolios. When assessing risks, both current and future risks that are taken by the staff member, the business unit and Robeco as a whole are taken into account. This is to ensure any variable remuneration grants are warranted in light of the financial strength of the company and effective risk management.

To the extent that the variable remuneration pool allows, each employee’s variable remuneration will be determined at the reasonable discretion of Robeco, taking into account the employee’s behavior and individual and team and/or the department’s performance, based on pre-determined financial and non-financial performance factors (KPIs). Poor performance or unethical or non-compliant behavior will reduce individual awards or can even result in no variable remuneration being awarded at all. Furthermore, the variable remuneration of all Robeco staff is appropriately balanced with the fixed remuneration.

Performance indicators (KPIs)

The KPIs for investment professionals are mainly based on the risk-adjusted excess returns over one, three and five years. For sales professionals, the KPIs are mostly related to the net run rate revenue, and client relationship management. The KPIs should not encourage excessive risk-taking. The KPIs for support professionals are mainly non-financial and role-specific. KPIs for Control Functions are predominantly (70% or more) function and/or responsibility specific and non-financial in nature. KPIs may not be based on the financial results of the part of the business they oversee in their monitoring role. At least 50% of all employees’ KPIs are non financial.

All employees have a mandatory Risk & Compliance KPI: Control, compliance and risk related performance is defined as a ‘hygiene’ factor. The performance will be assessed and used to adjust the overall performance downward if performance did not (fully) meet the required level. Unethical or non-compliant behaviour overrides any good financial performance generated by a staff member and will diminish the staff member’s variable remuneration.

All employees have a sustainability KPI: In line with the Sustainable Finance regulation (SFDR), sustainable risks factors have been integrated in the annual goal setting of relevant employees, so that their remuneration is aligned with sustainability risk management. Robeco’s SI Strategy the Sustainable Impact and Strategy Committee (SISC) develops an overview of relevant KPIs for the relevant employees groups e.g. portfolio managers have decarbonization and ESG integration related KPIs and risk professionals have enhancement of portfolio sustainability risk and monitoring related KPIs. Staff member’s variable remuneration outcome is based on the performance of the KPIs, including sustainability KPI(s), based on managers discretion.

Annual review

Our remuneration processes are audited and reviewed each year internally. Any relevant changes made by regulators are incorporated in our remuneration policies and guidelines. Every year, an independent external party reviews our remuneration policy to ensure it is fully compliant with all relevant regulations.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Haesen, van der Boon and Dröge did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Messrs. Haesen, van der Boon and Dröge manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$1,640	0	$0
Other Pooled Investment Vehicles*	10	$10,284	0	$0
Other Accounts*	27	$19,247	0	$0

*As of June 30, 2025.

Potential Conflicts of Interest. In the course of exercising our stewardship responsibilities, conflicts of interest may arise. Preventing and controlling these conflicts are important elements protecting the best interests of clients and the integrity of financial markets. Robeco is committed to ethical conduct and responsible management of conflicts of interest.

A robust policy on managing conflict of interests, Robeco has a well-developed policy and framework to manage conflicts of interest. Conflicts of interest could arise when executing stewardship activities. Conflicts in relation to our stewardship responsibilities are

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covered by our ‘Conflict of interest procedure’ and by our policy ‘Regulations regarding private investment transactions’. An outline of Robeco’s conflict of interest procedure is published on Robeco’s website.

Several conflicts of interest could arise related to Robeco’s stewardship activities. Examples of these potential conflicts of interest are:

o	A company that is selected for engagement is related to one of our (prospective) clients;

o	Robeco has voting rights in a company that is related to one of our (prospective) clients;

o	A company that is selected for engagement or is related to our parent company or related subsidiaries;

o	Clients have differences in engagement preferences.

In these instances, Robeco will execute its voting and engagement policy, as normal on behalf of our ultimate investors following our standard voting policy and engagement guidelines. In case a business relationship might threaten the objectivity or the nature of stewardship activities, Robeco’s compliance department is consulted. If, after consultation with Robeco’s compliance department, voting and engagement activities are to be pursued, different stakeholders including the Robeco Executive Committee and clients are informed.

Ensuring ethical conduct

Several other aspects of ethical conduct are relevant in relation to our stewardship activities. Stewardship activities are exercised with the aim to influence company behavior; they are not intended to obtain non-public information. In case material non-public information is obtained through stewardship activity, Robeco’s compliance department is informed and a information barrier is installed for insiders. Stewardship professionals that are considered insiders are subject to a information barrier until public dissemination of the material information. During the application of the information barrier, stewardship professionals are not allowed to act upon or share the non-public material information. With this approach Robeco takes into account its stewardship responsibilities and acts in the best interest of clients.

Complaints & Grievance handling policy

Robeco has a Complaints & Grievance handling policy that prescribes a process for dealing with complaints from clients as well as allegations, issues or problems, whether perceived or actual, related to Robeco’s sustainability commitments, brought forward by one or more external stakeholders of Robeco. The complaints and grievances channel can be found on our website.

Mercer Core Fixed Income Fund

Income Research + Management (“IR+M”)

The portfolio managers who are primarily responsible for the day-to-day management of IR+M’s allocated portion of the Fund’s portfolio are James E. Gubitosi, CFA, Michael A. Sheldon, CFA, and William M. O’Neill, CFA.

Compensation. IR+M believes that its compensation arrangements are competitive and an essential tool for attracting and retaining high-caliber professional talent. IR+M manages its portfolios as a team and adheres to its Investment Committee guidance regarding its investment philosophy and process. IR+M’s portfolio managers receive a competitive salary and bonus, and all senior portfolio managers are equity owners. IR+M believes its private ownership structure, in tandem with its team-based approach to managing portfolios and servicing clients, aligns the firm’s and employees’ incentives with its clients’ long-term objectives.

To ensure IR+M’s compensation remains competitive, IR+M employs a mosaic approach to understanding market compensation. IR+M relies on industry benchmarking data, usually for specific roles, to gain a better understanding of specific compensation information tailored to firms similar to its size and focus. Further, as IR+M hires new individuals into our team, it gains insight into market compensation, which IR+M incorporates into its pay equity studies for its team.

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Ownership of Fund Shares. As of June 30, 2025, Messrs. Gubitosi, Sheldon and O’Neill did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Messrs. Gubitosi, Sheldon and O’Neill manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	11	$5,714	0	$0
Other Pooled Investment Vehicles*	27	$19,112	0	$0
Other Accounts*	718	$96,994	0	$0

* As of June 30, 2025.

Potential Conflicts of Interest. IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.

Manulife Investment Management (US) LLC (“Manulife”)

The allocated portion of the Fund’s portfolio managed by Manulife is managed on a team basis. The portfolio managers who are jointly and primarily responsible for the day-to-day management of Manulife’s allocated portion of the Fund’s portfolio are Howard C. Greene, CFA, Jeffrey N. Given, CFA, Connor Minnaar, CFA and Pranay Sonalkar.

Compensation. Manulife has designed its compensation plan to effectively attract, retain and reward top investment talent. The incentive plan is designed to align and reward investment teams that deliver consistent value added performance for the company’s clients and partners through world-class investment strategies and solutions.

Investment professionals are compensated with a combination of base salary and incentives as detailed below.

Base salaries. Base salaries are market-based and salary ranges are periodically reviewed. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical skills.

Incentives — Short- and Long-Term. All investment professionals (including portfolio managers, analysts and traders) are eligible for participation in a short and long term investment incentive plan. These incentives are tied to performance against various objective and subjective measures, including:

•	Investment Performance — Performance of portfolios managed by the investment team. This is the most heavily weighted factor and it is measured relative to an appropriate benchmark or universe over established time periods.
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•	Financial Performance — Performance of Manulife and its parent corporation.

•	Non-Investment Performance — Derived from the contributions an investment professional brings to Manulife.

Awards under this plan include:

•	Annual Cash Awards

•	Deferred Incentives - One hundred percent of this portion of the award is invested in strategies managed by the team/individual as well as other Manulife strategies.

•	Manulife equity awards - Investment professionals that are considered officers of Manulife receive a portion of their award in Manulife Restricted Share Units (RSUs) or stock options. This plan is based on the value of the underlying common shares of Manulife.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Greene, Given, Sonalkar and Minnaar did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Greene manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	16	$42	0	$0
Other Pooled Investment Vehicles*	36	$8	0	$0
Other Accounts*	31	$17	0	$0

*As of March 31, 2025.

In addition to the Fund, Mr. Given manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	18	$43	0	$0
Other Pooled Investment Vehicles*	36	$8	0	$0
Other Accounts*	35	$17	0	$0

*As of March 31, 2025.

In addition to the Fund, Mr. Minnaar manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	21	$47	0	$0
Other Pooled Investment Vehicles*	35	$7	0	$0
Other Accounts*	31	$17	0	$0

*As of March 31, 2025.

In addition to the Fund, Mr. Sonalkar manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	16	$42	0	$0
Other Pooled Investment Vehicles*	35	$7	0	$0
Other Accounts*	31	$17	0	$0

*As of March 31, 2025.

Potential Conflicts of Interest. When a Manulife portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to

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in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Manulife generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Manulife will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based management fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Manulife portfolio managers” above. Manulife does not receive a performance-based fee with respect to any of the accounts managed by the portfolio managers.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

PGIM, Inc. (“PGIM”)

The portfolio managers who are primarily responsible for the day-to-day management of PGIM’s allocated portion of the Fund’s portfolio are Richard Piccirillo, Greg Peters and Tyler Thorn.

Compensation. PGIM Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of our investment professionals with those of our clients and overall firm results.

General

An investment professional’s base salary is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on

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the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under our long-term incentive plans, is primarily based on such person’s contribution to our goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and our compliance, risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

PGIM Fixed Income (U.K.) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.

Cash Bonus

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of our operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;
●	the number of investment professionals receiving a bonus and related peer group compensation;
●	financial metrics of the business relative to those of appropriate peer groups; and
●	investment performance of portfolios: relative to appropriate peer groups and/or as measured against relevant investment indices.

Long-Term Compensation

Long-term compensation consists of PFI restricted stock and grants under our long-term incentive plan and targeted long-term incentive plan. Our long-term incentive plan is intended to align compensation with investment performance. Our targeted long-term incentive plan is intended to align the interests of certain of our investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under our long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For our long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of our investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. In addition, we may, in the future, grant carried interest awards which would allow certain investment professionals to receive a portion of the carried interest of other performance-related remuneration related to an investment vehicle or mandate. The CEO of PGIM Fixed Income also receives performance shares which represent the right to receive shares of PFI common stock conditioned upon, and subject to, the achievement of specified financial performance goals by PFI. Each of the restricted stock, grants under our long-term incentive plans, and performance shares is subject to vesting requirements.

Conflicts Related to Long-Term Compensation

As a result of the long-term incentive plan and targeted long-term incentive plan (and any future carried interest grants), our portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under our long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under our targeted long-term incentive plan. Further, for certain investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, we have procedures, including trade allocation and supervisory review procedures, designed to confirm that each of our client accounts is managed in a manner that is consistent with our fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of our co-chief investment officers review performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each of our investment strategies. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of PGIM our compliance group, among others.

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Ownership of Fund Shares. As of March 31, 2025, neither Mr. Piccirillo, Mr. Peters, nor Mr. Thorn beneficially owned any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Piccirillo manages the following:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	49	$112,897	0	$0
Other Pooled Investment Vehicles*	24	$42,985	1	$72
Other Accounts*	151	$118,629	8	$5,165

*As of March 31, 2025.

In addition to the Fund, Mr. Peters manages the following:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	49	$112,897	0	$0
Other Pooled Investment Vehicles*	24	$42,985	1	$72
Other Accounts*	151	$118,629	8	$5,165

*As of March 31, 2025.

In addition to the Fund, Mr. Thorn manages the following:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	40	$105,046	0	$0
Other Pooled Investment Vehicles*	22	$31,836	1	$72
Other Accounts*	110	$96,150	3	$1,124

*As of March 31, 2025.

Potential Conflicts of Interest. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of business. They strive to identify potential risks, including conflicts of interest, that are inherent in our business, and we conduct annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

●	elimination of the conflict;
●	disclosure of the conflict; or
●	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

Various conflicts of interest are discussed in PFIM Fixed Income’s Form ADV Part 2A. (Please click here for the Form ADV.). Please review this information carefully and contact us if you have any questions.

PGIM Fixed Income follows PFI’s policies on business ethics, personal securities trading, and information barriers. We have adopted a code of ethics (please also see Item 11), allocation policies and conflicts of interest policies, among others, and have adopted supervisory procedures to monitor compliance with our policies. PGIM Fixed Income cannot guarantee, however, that our policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

PGIM Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for us and our investment professionals to favor one account over another. Specifically, PGIM Fixed Income has an incentive to favor accounts for which we receive performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase our fees.

Other types of side-by-side management of multiple accounts can also create conflicts of interest. Examples are detailed below, followed by a discussion of how we address conflicts related to side-by-side management.

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●	Affiliated accounts—PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. It could be considered to have a financial incentive to prefer accounts of affiliates over others. Additionally, at times, its affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for our affiliate. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to it. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●	Larger accounts/higher fee strategies—larger accounts and clients typically generate more revenue than do smaller accounts or clients, and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which PGIM Fixed Income believes would generate more revenue in the future).

●	Long only and long/short accounts—PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

●	Securities of the same kind or class—PGIM Fixed Income sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution (as discussed in more detail in its Form ADV). There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treat a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

●	Investment at different levels of an issuer’s capital structure—there are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. Additionally, PGIM Fixed Income may invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) while simultaneously investing one or more clients in different classes or tranches of securities within the same vehicle. These different securities can have varying voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. In some cases—particularly with private securitized products and asset-based finance investments where its clients own all or a significant portion of the outstanding securities or obligations—PGIM Fixed Income has input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, PGIM Fixed Income is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on

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behalf of certain clients or where it determines to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income. This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, it will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●	Financial interests of investment professionals—PGIM Fixed Income’s investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. PGIM Fixed Income may also provide financing to facilitate the investment by its investment professional in certain of its private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by PFI. In addition, the value of grants under its long-term incentive plan and targeted long-term incentive plan are affected by the performance of certain client accounts. As a result, PGIM Fixed Income’s investment professionals have financial interests in accounts it manages and/or related to the performance of certain client accounts.

●	Non-discretionary/limited discretion accounts—PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.

●	Co-Investments—from time to time, PGIM Fixed Income offers certain entities (“Co-Investors”) co-investment opportunities, in which these Co-Investors will be offered the opportunity to participate directly in certain investments that it is making for its clients (including funds that it manages). Co-investment opportunities may be offered to current clients, investors in its funds or other third parties. Except to the extent a client or investor has entered into an agreement pursuant to which PGIM Fixed Income has granted such client or investor a right with respect to co-investment opportunities, clients and investors should be aware that they have no such right and should not expect that they will be offered any co-investment opportunities.

Generally, PGIM Fixed Income’s decision to grant co-investment rights will be based on the expectation of a commercial benefit to it from a potential Co-Investor, such as increased management fees or other compensation resulting from a continued, increased or future investment in funds or accounts it manages by such potential Co-Investor. Other factors PGIM Fixed Income may consider in deciding whether or not to grant co-investment rights may include: (i) whether a potential Co-Investor has demonstrated, or has the potential to demonstrate, a long-term and/or continuing commitment to the potential success of its firm or products; (ii) its assessment of a potential Co-Investor’s ability to timely execute and fund co-investment opportunities; (iii) whether a potential Co-Investor has a history of successfully participating in co-investment programs; and (iv) the overall strategic value to PGIM Fixed Income of offering a co-investment opportunity to such potential Co-Investor. PGIM Fixed Income may grant co-investment opportunities to Co-Investors on terms and conditions that are more favorable than those of its other clients and investors. For example, such terms may include:

◾	Management fees and/or incentive compensation (including carried interest) that is reduced or waived;
◾	Rights to participate in follow-on investments; and
◾	With respect to investments held by Co-investors, rights to be notified of sales of the same or similar investments by PGIM Fixed Income’s other clients and rights to participate alongside such clients in the sale of investments held by Co-investors.

Co-investment opportunities will be offered to Co-Investors irrespective of whether the available investment opportunity exceeds the aggregate appetite of PGIM Fixed Income’s other client accounts for such investment. Accordingly, the participation of a Co-Investor will, under some circumstances, reduce the amount of the investment opportunity available to its other clients. This presents a conflict of interest in allocating investment opportunities because PGIM Fixed Income can be considered to have the incentive to allocate a greater portion of an investment opportunity to a Co-Investor than it otherwise would because of the potential commercial benefit to it from the co-investment relationship.

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How PGIM Fixed Income Addresses These Conflicts of Interest

PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●	Each quarter, one or both of PGIM Fixed Income’s co-chief investment officers hold a series of meetings with the senior portfolio manager and team responsible for the management of each of its investment strategies. During these meetings, they review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of PGIM Fixed Income’s compliance group, among others.

●	In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

o	PGIM Fixed Income’s compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with its trade allocation policy. In addition, PGIM Fixed Income’s compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis.

This forensic analysis includes such data as the:

◾	number of new issues allocated in the strategy;

◾	size of new issue allocations to each portfolio in the strategy;

◾	profitability of new issue transactions;

◾	portfolio turnover; and

◾	metrics related to large trade activity, which includes block trades.

o	The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings.

o	The procedures above are designed to detect patterns and anomalies in our side-by-side management and trading so that PGIM Fixed Income may assess and improve its processes.

●	PGIM Fixed Income has procedures that specifically address conflicts related to its side-by-side management of certain long/short and long only portfolios. These procedures are designed to address potential conflicts that could arise from differing positions across accounts, including situations where one account holds along position in a security while another holds a short position. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Affiliations

●	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or sub-advises for one or more affiliates. In choosing to invest client assets in such affiliated funds, PGIM Fixed Income could be considered to have a financial incentive to prefer investing client assets in such funds instead of in funds, investments or products managed or sponsored by parties that are not affiliated with PGIM Fixed Income. Investments in affiliated funds may, for example, benefit PGIM Fixed Income and/or its affiliates through increasing assets under management and/or fees. Under certain conditions, PGIM Fixed Income offsets, rebates or otherwise reduces its fees or other compensation with respect to investments in affiliated funds; however, this offset, reduction or rebate, if available, will not necessarily eliminate conflicts, as PGIM Fixed Income could nevertheless be considered to have a financial incentive to favor investing client assets in affiliated funds (because, for example, the fee applicable to the affiliated fund is higher than the amount of any fee waiver, investing in such funds would increase assets under management of such funds or could be viewed as being undertaken solely for the purposes of supporting the commercial growth of it or its affiliates’ funds, products or lines of business). Further, if PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in affiliated funds, it is incentivized to invest client assets in such funds in order to facilitate the redemption of all or part of our affiliates’ interest in such affiliated fund. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these
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funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

●	Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where it compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity or person which provide for payments to its affiliate if certain investments by others are made in certain of its products or if it establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

●	Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in certain vehicles managed by PGIM Fixed Income. When certain of PGIM Fixed Income’s affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

o	The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

o	In addition, a consequence of any withdrawal of a significant amount, including by PGIM Fixed Income’s affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

o	PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income’s affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds it manages. We may provide assistance in connection with this hedging activity.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Our Financial Interests and the Financial Interests of Our Affiliates

PGIM Fixed Income, PFI, PICA and other affiliates at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the PFI enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of its client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for its clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by affiliates.

●	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for its client accounts. For example:

o	Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts.

o	To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●	Certain of our affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliate.
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●	PGIM Fixed Income has an internal arrangement outlining the respective areas of investment focus of its business and the business of an asset management affiliate. This arrangement aims to streamline sourcing and provide clarity by specifying the types of investments that each affiliate may pursue in areas of potential overlap (for instance, certain segments of the private credit market). As a result of this arrangement, there will be certain potentially beneficial investment opportunities that PGIM Fixed Income will decline to pursue for its clients.

●	In addition, some of PGIM Fixed Income’s affiliates originate and/or service commercial mortgage loans that are sold to certain issuers of agency and private-label commercial mortgage-backed securities (“CMBS”) and serve as security for CMBS issued by them. The proceeds of CMBS offerings by such issuers may be used to pay the purchase price for commercial mortgage loans sold to such issuers by our affiliates. Purchases of CMBS for PGIM Fixed Income’s clients may be viewed as supporting the business of the sponsors of the CMBS who acquire mortgages from PGIM Fixed Income’s affiliates. In addition, the commercial mortgage loans sold by PGIM Fixed Income’s affiliates are typically sold on a servicing retained basis, which means one of its affiliates (an “affiliated servicer”) may provide certain services with respect to the mortgage loans for compensation. As a result, these commercial mortgage loans will typically be serviced by PGIM Fixed Income’s affiliated servicer for the life of the CMBS deal or until the deal or the specific commercial mortgage matures or is terminated. In the event that a dispute arises with respect to an affiliate’s origination or servicing of a commercial mortgage loan in a CMBS trust, the affiliate’s positions and efforts may be contrary to the interests of holders of the CMBS. Unless prohibited by applicable law, PGIM Fixed Income can invest assets of clients in CMBS secured by commercial mortgage loans originated and/or serviced by its affiliates. In order to mitigate the conflicts of interest related to purchases of these CMBS, PGIM Fixed Income generally will not invest in CMBS offerings for unaffiliated clients in the primary or secondary market where commercial mortgage loans contributed by its affiliates are known to exceed 25% of the commercial mortgage loans backing such CMBS at the time of purchase. As a result, the activities of this affiliate can restrict the universe of CMBS that PGIM Fixed Income is able to purchase for client accounts.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client under the circumstances.

●	Conflicts Arising Out of Legal and Regulatory Restrictions.

●	At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of PGIM Fixed Income’s relationship with PFI and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by PFI or its other affiliates for client accounts.

●	In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material non-public information (MNPI), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of, or share investment analyses regarding companies or other securities issuers for which it possesses MNPI and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in PGIM Fixed Income being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

●	PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans, securities, or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities.

●	PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other PFI affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or PFI can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid
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crossing such thresholds because of the potential consequences to PGIM Fixed Income or PFI if such thresholds are exceeded. In some cases, these restrictions or sales could have an adverse impact on client account performance.

●	Legal and regulatory constraints may limit certain client accounts from participating in specific investment transactions with others. Consequently, PGIM Fixed Income might allocate these opportunities in a manner that excludes some accounts, even if they could benefit. While this could impact the performance of affected accounts and create a conflict of interest, PGIM Fixed Income is committed to its allocation policy which is to seek to distribute investment opportunities fairly and equitably over time.

Conflicts Related to Investment Consultants.

Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for their clients (and similarly, provide information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	PGIM Fixed Income provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
●	PGIM Fixed Income invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
●	PGIM Fixed Income purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
●	PGIM Fixed Income sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide you with information about its relationship with your investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

Please note that your relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for your account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers.

PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that it manages or sub-advises. Some service providers provide services to PGIM Fixed Income or one of its funds while also providing services to other PGIM, Inc. or PGIM Limited units, other PGIM, Inc. or PGIM Limited advised funds, or affiliates of PGIM, Inc. or PGIM Limited, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income has valuation policies and procedures that it believes mitigates this conflict effectively and enables PGIM Fixed Income to value client assets fairly

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and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM Fixed Income’s internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees

In certain cases, when PGIM Fixed Income manages a client account and PGIM Fixed Income (U.S.) also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income (U.S.) is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM Fixed Income is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending or reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services for the same client, it may be incented to select the option that generates higher proceeds for PGIM Fixed Income.

Conflicts Related to Long-Term Compensation

As a result of the long-term incentive plan and targeted long-term incentive plan (and any future carried interest grants), PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of PGIM Fixed Income’s investment strategies are covered under our targeted long-term incentive plan. Further, for certain investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with its fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of PGIM Fixed Income’s co-chief investment officers review performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each of its investment strategies. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of PGIM Fixed Income’s compliance group, among others.

Conflicts Related to the Offer and Sale of Securities

Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of PIMS, officers of Pru Trust, agents of PICA, approved persons of PGIM Limited or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PGIM Fixed Income. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading

Personal Trading by PGIM Fixed Income Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures described in its ADV.

Conflicts Related to Outside Business Activity

From time to time, certain of PGIM Fixed Income’s employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.

Mercer Opportunistic Fixed Income Fund

Ares Capital Management II LLC (“Ares”)

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The allocated portion of the Fund’s portfolio managed by Ares is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Ares’ allocated portion of the Fund’s portfolio are Charles Arduini, Seth Brufsky and Samantha Milner.

Compensation. Compensation is determined by Ares’ executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of Ares’ publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from Ares it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from Ares or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of Ares’ publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

Ownership of Fund Shares. As of March 31, 2025, Mr. Arduini, Mr. Brufsky and Ms. Milner did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Arduini manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$656	0	$0
Other Pooled Investment Vehicles*	2	$2,058	1	$76
Other Accounts*	6	$1,559	4	$1,170

*As of March 31, 2025.

In addition to the Fund, Mr. Brufsky manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$2,298	0	$0
Other Pooled Investment Vehicles*	2	$1,982	0	$0
Other Accounts*	12	$5,178	3	$1,130

*As of March 31, 2025.

In addition to the Fund, Ms. Milner manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$1,986	0	$0
Other Pooled Investment Vehicles*	2	$2,465	0	$0
Other Accounts*	21	$6,754	6	$2,028

*As of March 31, 2025.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares and its affiliates provide investment advisory and administration services both to the Ares’ allocated portion of the Fund and other Ares sub-advised and advised funds, which include

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other funds, as well as client accounts, proprietary accounts and any other investment vehicles that Ares and its affiliates may establish from time to time, managed by Ares and its affiliates in which the Fund will not have an interest. The investment program of the Ares’ allocated portion of the Fund and other Ares sub-advised and advised funds may or may not be substantially similar. The Portfolio Managers, Ares and its affiliates may give advice and recommend securities to the other Ares funds that may differ from advice given to, or securities recommended or bought for, the Ares’ allocated portion of the Fund, even though their investment objectives may be the same or similar to those of the Ares’ allocated portion of the Fund.

The results of the portfolio’s investment activities may differ significantly from the results achieved by other Ares funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Ares’ allocated portion of the Fund. Moreover, it is possible that the portfolio will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Ares affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Ares’ allocated portion of the Fund in certain markets.

Ares will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, Ares and its affiliates in managing other Ares funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Ares’ allocated portion of the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Ares’ allocated portion of the Fund and other Ares funds. To mitigate potential conflicts of interest, allocations of investment opportunities among the Ares’ allocated portion of the Fund and the other Ares funds are determined in accordance with Ares’ allocation policy and consistent with its fiduciary duties and corresponding investment mandates. It is Ares’ policy that all investment opportunities will, to the extent practicable, be allocated among the Ares allocated portion of the Fund and the other Ares funds on a basis that over a period of time is fair and equitable to the Ares’ allocated portion of the Fund and the other Ares funds relative to each other, taking into account the terms of the relevant governing documents and the relevant facts and circumstances, including, but not limited to: (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In the event investment opportunities are allocated among the Ares’ allocated portion of the Fund and the other Ares funds, the Ares allocated portion of the Fund may not be able to structure its investment portfolio in the manner desired. Although Ares endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Ares’ allocated portion of the Fund may not be given the opportunity to participate in certain investments made by the other Ares funds or portfolio managers affiliated with Ares. Furthermore, the Ares allocated portion of the Fund and the other Ares funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Ares allocated portion of the Fund and the other Ares funds. When this occurs, the various prices may be averaged, and the Ares allocated portion of the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Ares allocated portion of Fund. In addition, under certain circumstances, the Ares allocated portion of the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares sub-advised and advised funds may make investments in the same or similar securities at different times and on different terms than the Ares allocated portion of the Fund. The Ares allocated portion of the Fund and the other Ares funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Ares allocated portion of the Fund may benefit the other Ares funds.

Although the professional staff of Ares will devote as much time to the management of the Ares allocated portion of the Fund as Ares deems appropriate to perform its obligations, the professional staff of Ares may have conflicts in allocating time, services or resources among the Ares allocated portion of the Fund and Ares’ other investment vehicles and accounts. Ares and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Ares allocated portion of the Fund and/or may involve substantial

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time and resources of Ares and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Ares and their officers and employees will not be devoted exclusively to the business of the Ares allocated portion of the Fund but will be allocated between the business of the Ares allocated portion of the Fund and the management of the monies of other clients of Ares.

By reason of the various activities of Ares and its affiliates, Ares and its affiliates may acquire material non-public information or other confidential information about a company while pursuing an investment opportunity or while monitoring an investment, which may give rise to a potential conflict of interest and restrict the ability of Ares to trade in the securities of such company. Such restriction would prohibit Ares from purchasing certain potential investments that otherwise might have been purchased or from selling certain investments that might otherwise have been sold at the time.

Ares has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Ares allocated portion of the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that Ares believes such voting decisions to be in accordance with its fiduciary obligations.

Crescent Capital Group LP (“Crescent”)

The allocated portion of the Fund’s portfolio managed by Crescent is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Crescent’s allocated portion of the Fund’s portfolio are John Fekete and Ron Slusser.

Compensation. Crescent compensates its portfolio managers through a combination of fixed and variable compensation components designed to attract, retain, and motivate investment professionals while aligning their interests with those of the firm’s clients. Compensation may vary based on individual performance, firm profitability, and other factors.

Base Salary

Portfolio managers receive a fixed base salary, which is determined based on factors such as industry standards, role responsibilities, experience, and market conditions. This base salary provides stability while ensuring compensation remains competitive within the investment management industry.

Annual Incentive Compensation

Portfolio managers are eligible for discretionary annual bonuses based on multiple factors, including:

•	The investment performance of the accounts they manage, evaluated over one-, three- , and five-year periods against predetermined benchmarks.
•	The overall performance of Crescent, considering firm profitability and long-term strategic objectives.
•	Individual contributions to the firm, including research insights, risk management, and team leadership.

Performance is assessed based on risk-adjusted returns and adherence to client investment objectives, ensuring portfolio managers are incentivized to act in clients’ best interests rather than take undue risks.

Long-Term Incentive Compensation

Certain Crescent professionals participate in the firm’s long-term incentive program, which is designed to promote retention and align interests with the firm’s sustained success. This program may include:

•	Equity ownership in Crescent, providing a direct stake in the firm’s financial performance.
•	Deferred compensation arrangements that vest over multiple years to encourage long-term decision-making.

Other Benefits

In addition to base salary and performance-based incentives, Crescent provides its investment professionals with access to standard employee benefits, including retirement savings programs, health and wellness plans, and other firm-sponsored initiatives designed to support long-term career development.

Crescent’s compensation structure is designed to ensure that portfolio managers remain focused on generating consistent, long-term value for clients while maintaining alignment with the firm’s overall business strategy.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Fekete and Slusser did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers

In addition to the Fund, Messrs. Fekete and Slusser manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$152	0	$0
Other Pooled Investment Vehicles*	4	$1,452	1	$188
Other Accounts*	20	$3,363	0	$0

*As of June 30, 2025.

Potential Conflicts of Interest. Actual or potential conflicts of interest may arise in the management of multiple client accounts, including the Fund. These conflicts may include, but are not limited to:

•	The potential for Crescent and its portfolio managers to devote unequal time and attention to the management of different accounts.
•	The inability to allocate limited investment opportunities across multiple accounts in an equitable manner.
•	An incentive to allocate investment opportunities to an account in which Crescent or its portfolio managers have a greater financial interest, such as a performance fee account or an account with a higher fee-sharing arrangement.

In addition, conflicts of interest may arise when accounts managed by Crescent invest in different parts of the same issuer’s capital structure. For example, one account may hold a senior secured debt instrument of an issuer, while another account holds a junior debt obligation or equity interest in the same issuer. These situations create the potential for divergent interests with respect to investment decisions, restructurings, and other corporate events. Crescent has policies and procedures designed to mitigate such conflicts, but there can be no assurance that all conflicts will be identified or resolved in a manner that is favorable to all affected accounts.

Potential conflicts may also arise when Crescent employees engage in personal securities transactions involving securities that are also held or considered for client accounts, including the Fund. Crescent has adopted a Code of Ethics that includes personal trading policies to mitigate this risk, such as pre-clearance requirements, reporting obligations, and restrictions on trading certain securities.

While Crescent has implemented policies and procedures designed to address these types of conflicts and operates in a manner that is fair and equitable to all clients, including the Fund, there is no guarantee that every conflict will be identified or resolved in a manner that eliminates all potential adverse effects.

Ninety One North America, Inc. (“Ninety One”)

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio are Antoon de Klerk and Grant Webster.

Compensation. The remuneration structure for investment professionals typically consists of:

•	Fixed pay and pension contributions (where applicable);
•	Discretionary variable compensation (which may comprise both cash and deferred elements); and
•	Other local employee benefits.

Fixed remuneration is reviewed annually and is designed to reflect the relative skills and experience of, and contribution made, by each employee. Ninety One always seeks to recruit the best investment professionals available and remunerate them accordingly.

The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given Ninety One’s business is oriented towards meeting the long-term objectives of Ninety One’s clients, there are not significant fluctuations in profit levels (and therefore bonus pools) year on year. All investment professionals are currently eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness. Participation in the deferred bonus scheme is determined on an annual basis at our discretion based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees, provide better alignment of the interests with both clients and Ninety One, and to manage potential, currently unknown, future risks.

The deferred bonus awards are made in the form of a combination of investments into:

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●	Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and

●	Listed shares in Ninety One (normally allocations of at least 25%).

The deferral period is just over 3 years and awards are only paid out under specific conditions. Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.

Ownership of Fund Shares. As of March 31, 2025, Messrs. de Klerk and Webster did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.*

In addition to the Fund, Mr. de Klerk manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	7	$5,292	0	$0
Other Accounts*	6	$2,283	0	$0

*As of March 31, 2025. The portfolio managed by Ninety One is managed on a team basis.

In addition to the Fund, Mr. Webster manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	5	$1,266	0	$0
Other Accounts*	8	$1,531	0	$0

*As of June 30, 2025. The portfolio managed by Ninety One is managed on a team basis.

Potential Conflicts of Interest. Ninety One performs investment management services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.

To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients. Each of Messrs. de Klerk and Webster manage multiple accounts for Ninety One, including the Fund. In addition, Messrs. Webster and de Klerk serve as portfolio managers of certain private investment funds and client accounts that are managed by affiliates of Ninety One. As such, neither Messrs. de Klerk or Webster will devote his full business time to the Fund, but will devote such time as he, in his sole discretion, deems necessary to carry out his role effectively. Messrs. de Klerk or Webster will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that he believes is applicable to such accounts.

Messrs. de Klerk and Webster may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Messrs. Webster and de Klerk may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests. In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

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Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the Ninety One’s Code of Ethics.

Pacific Investment Management Company

The allocated portion of the Fund’s portfolio managed by PIMCO is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of PIMCO’s allocated portion of the Fund’s portfolio are Sonali Pier, Alfred Murata, Jason Duko and Charles Watford.

Compensation. PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

●	performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted in-vestment performance as judged against the applicable benchmarks (which may include in-ternal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups; and
●	amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Fund Shares. As of March 31, 2025, Ms. Pier and Messrs. Murata, Duko and Watford did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Ms. Pier manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	11	$14,570	0	$0
Other Pooled Investment Vehicles*	23	$21,225	1	$4,521.66
Other Accounts*	29	$68,350	0	$0

*As of May 31, 2025.

In addition to the Fund, Mr. Murata manages:

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	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	25	$252,229	0	$0
Other Pooled Investment Vehicles*	22	$62,105	6	$15,488.27
Other Accounts*	5	$2,429	0	$0

*As of May 31, 2025.

In addition to the Fund, Mr. Duko manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$18,883	0	$0
Other Pooled Investment Vehicles*	9	$900	0	$0
Other Accounts*	2	$974	0	$0

*As of May 31, 2025.

In addition to the Fund, Mr. Watford manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$4,641	0	$0
Other Pooled Investment Vehicles*	6	$2,008	0	$0
Other Accounts*	3	$2,768	0	$0

*As of May 31, 2025.

Potential Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Investors should be aware that investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds or to accounts in which a Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Fund’s investment in an underlying account, or relating to an investing account’s investment in a Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Fund or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Fund that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Fund (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Fund acting as underlying account.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO

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(each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Fund, and these relationships may influence PIMCO’s selection of these service providers for a Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Fund if the Funds determine not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients

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receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

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Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

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PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Funds) should also be aware that a Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Funds. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

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Polen Capital Credit, LLC (“Polen Credit”)

The allocated portion of the Fund’s portfolio managed by Polen Credit is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Polen Credit’s allocated portion of the Fund’s portfolio are David Breazzano, Benjamin Santonelli and John Sherman with Messrs. Sherman and Santonelli responsible for security selection and portfolio construction decisions.

Compensation. The compensation for each of Polen Credit’s portfolio managers consists of (i) a base salary, (ii) a year-end bonus, and (iii) awards of equity (“Equity Interests”), including direct Equity Interests and/or phantom Equity Interests, which entitle each portfolio manager to an additional distribution based on the revenue and/or profits of Polen Credit and/or its parent company. Polen Credit’s compensation strategy is to provide each portfolio manager with a reasonable base salary commensurate with their responsibility together with a performance bonus award. Total compensation of Polen Credit’s portfolio managers is not directly related to the Fund’s performance.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Breazzano, Santonelli and Sherman did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Breazzano manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies(1)*	4	$569	0	$-
Other Pooled Investment Vehicles(2)*	3	$192	0	$-
Other Accounts(3)*	19	$4,145	3	$820

*As of April 30, 2025.

(1) Represents Polen Credit’s mutual fund portfolios (either advised or sub-advised) that are registered with the SEC. Two legacy sub-advised mutual fund portfolios that remain in wind-down as of April 30, 2025 and with de minimis assets under management have been excluded.

(2) Represents Polen Credit’s proprietary commingled vehicles (excluding any funds managed by Polen Credit on behalf of a single investor or affiliated group of investors).

(3) Represents Polen Credit’s separately managed portfolios that are not advised or sub-advised for registered investment companies (as well as funds managed by Polen Credit on behalf of a single investor or an affiliated group of investors). Legacy accounts presently in winddown and with insignificant assets under management have been excluded.

In addition to the Fund, Mr. Sherman manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies(1)*	7	$779	0	$-
Other Pooled Investment Vehicles(2)*	4	$201	0	$-
Other Accounts(3)*	23	$4,531	6	$1,351

*As of April 30, 2025

(1) Represents Polen Credit’s mutual fund portfolios (either advised or sub-advised) that are registered with the SEC. Two legacy sub-advised mutual fund portfolios that remain in wind-down as of April 30, 2025 and with de minimis assets under management have been excluded.

(2) Represents Polen Credit’s proprietary commingled vehicles (excluding any funds managed by Polen Credit on behalf of a single investor or affiliated group of investors).

(3) Represents Polen Credit’s separately managed portfolios that are not advised or sub-advised for registered investment companies (as well as funds managed by Polen Credit on behalf of a single investor or an affiliated group of investors). Legacy accounts presently in winddown and with insignificant assets under management have been excluded.

In addition to the Fund, Mr. Santonelli manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies(1)*	7	$779	0	$-
Other Pooled Investment Vehicles(2)*	4	$201	0	$-
Other Accounts(3)*	23	$4,531	6	$1,351

*As of April 30, 2025.

(1) Represents Polen Credit’s mutual fund portfolios (either advised or sub-advised) that are registered with the SEC. Two legacy sub-advised mutual fund portfolios that remain in wind-down as of April 30, 2025 and with de minimis assets under management have been excluded.

(2) Represents Polen Credit’s proprietary commingled vehicles (excluding any funds managed by Polen Credit on behalf of a single investor or affiliated group of investors).

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(3) Represents Polen Credit’s separately managed portfolios that are not advised or sub-advised for registered investment companies (as well as funds managed by Polen Credit on behalf of a single investor or an affiliated group of investors). Legacy accounts presently in winddown and with insignificant assets under management have been excluded.

Potential Conflicts of Interest. Polen Credit provides advisory services to other clients which invest in securities of the same type in which the Fund invests. Polen Credit is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Moreover, Polen Credit attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices. Other potential conflicts of interest relate to the valuation of less liquid securities, trade execution, and personal trading. In order to mitigate each of these potential conflicts of interest, Polen Credit has adopted compliance policies and procedures (including, without limitation, a Code of Ethics).

Wellington Management Company LLP (“Wellington”)

The allocated portion of the Fund’s portfolio managed by Wellington is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Wellington’s allocated portion of the Fund’s portfolio are Mr. Goodman and Mr. Burn.

Compensation. Wellington receives a fee based on the assets under management of the Fund as set forth in the applicable Sub-Advisory Agreement between Wellington and Mercer Investments LLC with respect to the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2024.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the applicable Prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five- year periods, with an emphasis on five-year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Burn and Mr. Goodman are Partners.

Portfolio Manager	Benchmarks
Campe Goodman	JPM EMBI Global Diversified Index (33%), Morningstar LSTA US Leveraged Loan Index (33%), and Bloomberg High Yield Corporate Index (33%)
Robert D. Burn

Ownership of Fund Shares. As of March 31, 2025, Messrs. Goodman and Burn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Goodman manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	16	$16,073	0	$0
Other Pooled Investment Vehicles*	11	$5,945	0	$0
Other Accounts*	38	$18,671	0	$0

* As of June 30, 2025.

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In addition to the Fund, Mr. Burn manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	16	$15,985	0	$0
Other Pooled Investment Vehicles*	7	$2,746	0	$0
Other Accounts*	36	$18,348	0	$0

* As of June 30, 2025.

Potential Conflicts of Interest. Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including initial public offerings, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. Also, investment professionals at Wellington may make investments in different parts of an issuer’s capital structure such as acquiring a loan of a particular borrower in one account while making an equity investment in that same borrower on behalf of another account. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of initial public offerings, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Mercer Short Duration Fixed Income Fund

Voya Investment Management Co. LLC (“Voya IM”)

The portfolio managers who are primarily responsible for the day-to-day management of Voya IM’s allocated portion of the Fund’s portfolio are Sean Banai, CFA, David Goodson, CFA, Anil Katarya, CFA and Raj Jadav, CFA.

Compensation. Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds. Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment

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performance is measured on both relative and absolute performance in all areas. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth). Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators, and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock, or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Banai, Goodson, Katarya and Jadav did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Banai manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	17	$20,503	0	$0
Other Pooled Investment Vehicles*	7	$2,777	0	$0
Other Accounts*	209	$21,706	1	$291

* As of March 31, 2025.

In addition to the Fund, Mr. Goodson manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	11	$17,208	0	$0
Other Pooled Investment Vehicles*	3	$2,652	0	$0
Other Accounts*	185	$18,437	0	$0

* As of March 31, 2025.

In addition to the Fund, Mr. Katarya manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$953	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	19	$16,783	3	$4,701

* As of March 31, 2025.

In addition to the Fund, Mr. Jadav manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	5	$344	0	$0
Other Pooled Investment Vehicles*	0	$0	0	$0
Other Accounts*	8	$607	0	$0

* As of March 31, 2025.

Potential Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately

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managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Aristotle Pacific Capital, LLC (“Aristotle Pacific”)

The portfolio managers who are primarily responsible for the day-to-day management of Aristotle Pacific’s allocated portion of the Fund’s portfolio are David Weismiller, CFA, Michael Marzouk, CFA and Ying Qiu, CFA.

Compensation. Aristotle Pacific’s portfolio managers are paid a base salary and are eligible to participate in an annual bonus pool. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed. Bonus amounts are determined by a number of factors including an individual’s team contribution to company objectives as well as the overall profitability of the company. Each portfolio manager is an equity partner of Aristotle Pacific and receives a portion of the overall profits of the entity as part of such partner’s ownership interest.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Weismiller and Marzouk and Ms. Qiu did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Weismiller manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	7	$8,243	0	$0
Other Pooled Investment Vehicles*	1	$45	0	$0
Other Accounts*	9	$1,470	0	$0

* As of March 31, 2025.

In addition to the Fund, Mr. Marzouk manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	9	$13,294	0	$0
Other Pooled Investment Vehicles*	2	$2,357	0	$0
Other Accounts*	16	$4,669	6	$3,327

* As of March 31, 2025.

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In addition to the Fund, Ms. Qiu manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	7	$4,981	0	$0
Other Pooled Investment Vehicles*	2	$91	1	$46.8
Other Accounts*	13	$8,655	0	$0

* As of March 31, 2025.

Potential Conflicts of Interest. Aristotle Pacific’s portfolio managers may manage client assets with similar investment objectives or strategies, creating the potential for conflicts of interest as the fees for managing client accounts may differ from one another, either higher or lower or may have performance-based fees. As a registered investment adviser and a fiduciary, Aristotle Pacific exercises due care to ensure that investment opportunities are allocated equitably among all participating clients.

In general, investment decisions for each client will be made independently from those of other clients, with specific reference to the individual needs and objectives of each client. Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for client accounts within a similar investment strategy. In addition, Aristotle Pacific will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all accounts, particularly if different accounts have materially different amounts of capital under management by Aristotle Pacific or different amounts of investable cash available. As a result, although Aristotle Pacific manages multiple accounts with similar or identical investment goals, or may manage accounts with different objectives that trade in the same securities, the portfolio management decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. Aristotle Pacific has implemented policies and procedures to address trade allocation and aggregation decisions. These policies and procedures seek to ensure fair and equitable treatment of all participating clients over time. The policies and procedures include compliance monitoring and oversight of allocation and aggregation practices.

Merganser Capital Management, LLC (“Merganser”)

The portfolio managers who are primarily responsible for the day-to-day management of Merganser’s allocated portion of the Fund’s portfolio are Andrew M. Smock, CFA and Adam M. Ware, CFA.

Compensation. The Adviser pays Merganser a fee based on the assets under management of the Fund as set forth in an investment sub- advisory agreement between Merganser and Adviser. All members of the investment team are compensated based on their experience level, contribution to the firm and team performance relative to peers. The firm reviews investment team performance and compensation at least annually by their manager and senior management. The primary components of the compensation system are base salary and an annual bonus based on the financial success of the firm. Additionally, the majority of senior members of the investment team are under employment contracts. Team performance relative to peers is at a strategy composite level. Thus, there is no incentive or conflict of interest to favor one account over another. In addition, such rankings are gross of fees which mitigates the potential to make decisions based on clients’ fees.

Ownership of Fund Shares. As of March 31, 2025, Messrs. Smock and Ware did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Smock manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$634	0	$0
Other Pooled Investment Vehicles*	1	$118	0	$0
Other Accounts*	32	$3,273	0	$0

* As of March 31, 2025.

In addition to the Fund, Mr. Ware manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	2	$429	0	$0
Other Accounts*	83	$12,577	0	$0

* As of March 31, 2025.

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Potential Conflicts of Interest. Merganser and its affiliates engage in a broad range of activities, including investment activities for clients, for their own account and for the account of their clients. Certain affiliates of Merganser provide transaction-related, advisory, management and other services to operating companies. Generally, however, conflicts between Merganser and its affiliates are mitigated because Merganser and its affiliates are separately operated and generally do not share trading or investment information.

Merganser’s clients are permitted to pursue investment opportunities similar to those pursued by another client. The allocation of investment opportunities among clients will be determined by Merganser in its good faith judgment and in accordance with the organizational documents and IMAs of the relevant clients. Allocation decisions can raise conflicts, for example, if clients have different fee structures. Subject to a client’s investment guidelines, IMA, and Merganser’s policies, Merganser generally allocates investment opportunities among eligible clients on a pro rata basis based upon account size. Other contributing factors or deviations from pro rata allocations include (i) client investment guidelines, (ii) sector and issuer diversification, (iii) cash available for investment, (iv) realized gain/loss limitations, (v) new client startups, (vi) anticipated cashflows, (vii) client terminations and (viii) liquid lot sizes. Merganser makes allocation determinations based on its expectations at the time such investments are made, however investments and their characteristics may change and there can be no assurance that an investment may prove to have been more suitable for another client in hindsight.

All employees of Merganser have committed to a Code of Ethics which includes three main sections: (1) Conflicts of Interest, (2) Insider Trading, and (3) Employee Securities Reporting. The Code of Ethics requires each of Merganser’s employees to deal honestly and fairly with all persons with whom he or she has contact. Employees always must place the interests of Merganser’s clients first. To prevent conflicts of interest, all employees must submit quarterly attestations validating their outside accounts and transaction activity. This process is managed through the MyComplianceOffice platform and reviewed by the CCO. Mutual funds sub-advised by Merganser and securities issued by clients which are publicly traded are on the Merganser restricted list. The CCO reviews and maintains the restricted list and updates it whenever there is a change to Merganser’s client base. The personal trading reviews seek to ensure that employees’ personal trading does not affect the markets, or conflict with Merganser’s fiduciary duty to its clients.

All potential conflicts of interest must be reported to and reviewed by Merganser’s Chief Compliance Officer. Additionally, Merganser prohibits employees from engaging in any business activity or relationships that may result in any financial or other conflict of interest between themselves and clients or Merganser. The potential conflicts of interest encountered by a client include those discussed above but does not necessarily describe all of the conflicts that may be faced by a client account. Other conflicts are disclosed in Merganser’s Form ADV, Part 2A Brochure.

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MERCER FUNDS

PART C

OTHER INFORMATION

Item 28.     EXHIBITS

(a)	Articles of Incorporation.

(1)	Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(2)	Registrant’s Certificate of Trust, as filed with the State of Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

(i)	Amendment to Registrant’s Certificate of Trust, as filed with the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(b)	By-Laws.

(1)	Registrant’s Amended and Restated By-Laws, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s Amended and Restated By-laws, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreement between the Registrant and Mercer Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.
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(ii)	Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(iii)	Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(iv)	Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investments LLC, is filed herewith as Exhibit No. EX-99.d.1.(iv).

(2)	Subadvisory Agreement between Mercer Investments LLC and American Century Investment Management, Inc., Subadviser to Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and American Century Investment Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and American Century Investment Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(iii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and American Century Investment Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(3)	Subadvisory Agreement between Mercer Investments LLC and Ares Capital Management II LLC, Subadviser of Mercer Opportunities Fixed Income Fund, is filed herewith as Exhibit No. EX-99.d.3.

(4)	Subadvisory Agreement between Mercer Investments LLC and Aristotle Pacific Capital, LLC, Subadviser of Mercer Short Duration Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(5)	Subadvisory Agreement between Mercer Investments LLC and Arrowstreet Capital, Limited Partnership, Subadviser of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Arrowstreet Capital, Limited Partnership, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Arrowstreet Capital, Limited Partnership, dated June 18, 2019, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.
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(6)	Subadvisory Agreement between Mercer Investments LLC and Baillie Gifford Overseas Limited, Subadviser of Mercer Emerging Markets Equity Fund, is filed herewith as Exhibit No. EX-99.d.6.

(7)	Subadvisory Agreement between Mercer Investments LLC and Crescent Capital Group LP, Subadviser of Mercer Opportunistic Fixed Income Fund, is filed herewith as Exhibit No. EX-99.d.7.

(8)	Subadvisory Agreement between Mercer Investments LLC and GW&K Investment Management, LLC, Subadviser of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed with the SEC via EDGAR on June 24, 2016.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and GW&K Investment Management, LLC, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(9)	Subadvisory Agreement between Mercer Investments LLC and Income Research & Management, Subadviser of Mercer Core Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Income Research & Management, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(10)	Subadvisory Agreement between Mercer Investments LLC and Loomis, Sayles & Company, L.P., Subadviser of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed with the SEC via EDGAR on June 24, 2016.

(11)	Subadvisory Agreement between Mercer Investments LLC and Loomis, Sayles & Company, L.P., Subadviser of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Loomis, Sayles & Company, L.P., Subadviser of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(12)	Subadvisory Agreement between Mercer Investments LLC and LSV Asset Management, Subadviser of Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and LSV Asset Management, is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement filed with the SEC via EDGAR on June 24, 2016.
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(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and LSV Asset Management, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(iii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and LSV Asset Management, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(13)	Subadvisory Agreement between Mercer Investments LLC and Manulife Investment Management (US) LLC, Subadviser of Mercer Core Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(14)	Subadvisory Agreement between Mercer Investments LLC and Massachusetts Financial Services Company, Subadviser of Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Massachusetts Financial Services Company, dated April 1, 2020, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(15)	Subadvisory Agreement between Mercer Investments LLC and Merganser Capital Management, LLC, Subadviser of Mercer Short Duration Fixed Income Fund is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Merganser Capital Management, LLC, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(16)	Subadvisory Agreement between Mercer Investments LLC and Ninety One North America, Inc., Subadviser of Mercer Opportunistic Fixed Income Fund, dated April 4, 2023, is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2023.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Ninety One North America, Inc., is filed herewith as Exhibit No. EX-99.d.16.(i).

(17)	Subadvisory Agreement between Mercer Investments LLC and Pacific Investment Management Company LLC, Subadviser of Mercer Opportunistic Fixed Income Fund, is filed herewith as Exhibit No. EX-99.d.17.

(18)	Subadvisory Agreement between Mercer Investments LLC and Parametric Portfolio Associates, LLC, Subadviser of Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund and Mercer Emerging Markets Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2021.
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(19)	Subadvisory Agreement between Mercer Investments LLC and PGIM, Inc., Subadviser of Mercer Core Fixed Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and PGIM, Inc., is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and PGIM, Inc., is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(20)	Subadvisory Agreement between Mercer Investments LLC and Polen Capital Credit, LLC, Subadviser of Mercer Opportunistic Fixed Income Fund, is filed herewith as Exhibit No. EX-99.d.20.

(21)	Subadvisory Agreement between Mercer Investments LLC and Pzena Investment Management, LLC, Subadviser of Mercer Emerging Markets Equity Fund, is filed herewith as Exhibit No. EX-99.d.21.

(22)	Subadvisory Agreement between Mercer Investments LLC and River Road Asset Management, LLC, Subadviser of US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2019.

(23)	Subadvisory Agreement between Mercer Investments LLC and Robeco Institutional Asset Management US Inc., Subadviser of Mercer Emerging Markets Equity Fund, is filed herewith as Exhibit No. EX-99.d.23.

(24)	Form of Subadvisory Agreement between Mercer Investments LLC and Skerryvore Asset Management Ltd. (f/k/a BennBridge Ltd), Subadviser of Mercer Emerging Markets Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Skerryvore Asset Management Ltd.(f/k/a BennBridge Ltd.), is filed herewith as Exhibit No. EX-99.d.24.(i).

(25)	Subadvisory Agreement between Mercer Investments LLC and Voya Investment Management Co. LLC, Subadviser of Mercer Short Duration Fixed Income Fund is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(26)	Subadvisory Agreement between Mercer Investments LLC and Wellington Management Company LLP, Subadviser of Mercer Opportunistic Fixed Income Fund, is filed herewith as Exhibit No. EX-99.d.26.

(27)	Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, L.P., Subadviser of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(i)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, L.P., dated September 17, 2015, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(ii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, L.P., is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(iii)	Amendment to Subadvisory Agreement between Mercer Investments LLC and Westfield Capital Management Company, L.P., is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(e)	Underwriting Contracts.

(1)	Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, is incorporated herein by reference to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(i)	Amendment to Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, is incorporated herein by reference to the Registrant’s Registration Statement filed with the SEC vis EDGAR on July 29, 2022.

(ii)	Amendment to Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(iii)	Amendment to Schedule A of the Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(iv)	Amendment to Schedule A of the Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, is filed herewith as Exhibit No. EX-99.e.1.(iv).

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Appendix A of the Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.
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(ii)	Amendment to Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(iii)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(iv)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(v)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(2)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(h)	Other Material Contracts.

(1)	Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), dated as of August 12, 2005, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company (successor by merger to Investors Bank & Trust Company), effective as of January 1, 2008, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(ii)	Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, effective as of July, 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of October 12, 2012, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iv)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(v)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 4, 2013, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(vi)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of January 1, 2015, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(vii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of June 28, 2018, is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 27, 2018.

(viii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated October 4, 2024, is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(ix)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated October 4, 2021, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(2)	Second Amended and Restated Administrative Services Agreement between the Registrant and Mercer Investments LLC, dated as of April 1, 2019, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(i)	Amendment to Schedule A of the Administrative Services Agreement between the Registrant and Mercer Investments LLC is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(ii)	Amendment to Schedule A of the Administrative Services Agreement between the Registrant and Mercer Investments LLC, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(iii)	Amendment to Schedule A of the Administrative Services Agreement between the Registrant and Mercer Investments LLC, is filed herewith as Exhibit No. EX-99.h.2.(iii).

(3)	Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2013.

(i)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(ii)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.
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(iii)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, dated November 5, 2015, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2016.

(iv)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(4)	Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(5)	Expense Limitation Agreement between the Registrant and Mercer Investments LLC, effective as of August 1, 2025, is filed herewith as Exhibit No. EX-99.h.5.

(i)	Supplemental Expense Limitation Agreement between the Registrant and Mercer Investments LLC, is filed herewith as Exhibit No. EX-99.h.5.(i).

(6)	Shareholder Administrative Services Plan, relating to Adviser Class, Class I and Class Y-2 shares, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(i)	Amendment to Appendix A of the Shareholder Administrative Services Plan, relating to Adviser Class, Class I and Class Y-2 shares, is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(ii)	Amendment to Appendix A of the Shareholder Administrative Services Plan, relating to Adviser Class, Class I and Class Y-2 shares, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(iii)	Amendment to Appendix A of the Shareholder Administrative Services Plan, relating to Adviser Class, Class I and Class Y-2 shares, is filed herewith as Exhibit No. EX-99.h.6.(iii).

(7)	Services Agreement between the Registrant, Mercer Investments LLC and MGI Funds Distributors, LLC and Fidelity Investments Institutional Operations Company, Inc., National Financial Services LLC and Fidelity Brokerage Services LLC, dated as of January 1, 2020, is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2020.

(8)	Dynamic Cash Allocation Agreement between the Registrant and State Street Bank and Trust Company, dated as of April 17, 2020, is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(i)	Amendment to Dynamic Cash Allocation Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.
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(ii)	Second Amendment to Dynamic Cash Allocation Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(iii)	Third Amendment to Dynamic Cash Allocation Agreement between the Registrant and State Street Bank and Trust Company, is filed herewith as Exhibit No. EX-99.h.8.(iii).

(i)	Legal Opinion.

(1)	Legal Opinion of Dechert LLP, counsel to the Registrant, filed herewith as Exhibit No. EX-99.i.1.

(j)	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm for the Registrant, filed herewith as Exhibit No. EX-99.j.1.

(2)	Powers of Attorney appointing Caroline Hulme, Esq. and Patrick W.D. Turley, Esq. as attorneys-in-fact and agents to Adela M. Cepeda, Jeffrey Coleman, Gail A. Schneider, Joan E. Steel and Luis A. Ubiñas, is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.

(3)	Powers of Attorney appointing Caroline Hulme, Esq. and Stephanie Capistron, Esq. as attorneys-in-fact and agents to Stephen M. Gouthro and Barry Vallan, is filed herewith as Exhibit No. EX-99.j.3.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

(1)	Letter of Understanding Relating to Initial Capital is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(m)	Rule 12b-1 Plan, Shareholder Servicing Plan and Rule 12b-1 Plan Related Agreement.

(1)	Amended and Restated Distribution and Shareholder Services Plan, relating to Adviser Class (formerly Class S) shares, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(i)	Amendment to Appendix A of the Amended and Restated Distribution and Shareholder Services Plan, relating to Adviser Class shares is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023.
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(ii)	Amendment to Appendix A of the Amended and Restated Distribution and Shareholder Services plan, relating to Adviser Class shares, is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 26, 2024.

(iii)	Amendment to Appendix A of the Amended and Restated Distribution and Shareholder Services plan, relating to Adviser Class shares, is filed herewith as Exhibit No. EX-99.m.1.iii.

(2)	Selling and/or Services Agreement, is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement filed with the SEC via EDGAR on March 29, 2019.

(n)	Rule 18f-3 Plan.

(1)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective July 1, 2021, on behalf of each series of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2021.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant, filed herewith as Exhibit No. EX-99.p.1.

(2)	Code of Ethics Mercer Investments LLC, the investment adviser of the Registrant, filed herewith as Exhibit No. EX-99.p.2.

(3)	Code of Ethics of American Century Investment Management, Inc., Subadviser of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.3.

(4)	Code of Ethics of Ares Capital Management II LLC, Subadviser of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.4.

(5)	Code of Ethics of Aristotle Pacific Capital, LLC, Subadviser of Mercer Short Duration Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.5.

(6)	Code of Ethics of Arrowstreet Capital, Limited Partnership, Subadvisor of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.6.

(7)	Code of Ethics of Baillie Gifford Overseas Limited, Subadviser of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.7.

(8)	Code of Ethics of Crescent Capital Group LP, Subadviser of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.8.

(9)	Code of Ethics of GW&K Investment Management, LLC, Subadviser of Mercer US Small/Mid Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.9.

(10)	Code of Ethics of Income Research & Management, Subadviser of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.10.

(11)	Code of Ethics of Loomis, Sayles & Company, L.P., Subadviser of Mercer US Small/Mid Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.11.
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(12)	Code of Ethics of LSV Asset Management, Subadviser of Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.12.

(13)	Code of Ethics of Manulife Investment Management (US) LLC, Subadviser of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.13.

(14)	Code of Ethics of Massachusetts Financial Services Company, Subadviser of Mercer Non-US Core Equity Fund, filed herewith as Exhibit No. EX-99.p.14.

(15)	Code of Ethics of Merganser Capital Management, LLC, Subadviser of Mercer Short Duration Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.15.

(16)	Code of Ethics of Ninety One North America, Inc., Subadviser of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.16.

(17)	Code of Ethics of Pacific Investment Management Company LLC, Subadviser of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.17.

(18)	Code of Ethics of Parametric Portfolio Associates, LLC, Subadviser of Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund and Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.18.

(19)	Code of Ethics of PGIM, Inc., Subadviser of Mercer Core Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.19.

(20)	Code of Ethics of Polen Capital Credit, LLC, Subadviser of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.20.

(21)	Code of Ethics of Pzena Investment Management, LLC, Subadviser of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.21.

(22)	Code of Ethics of River Road Asset Management, LLC, Subadviser of Mercer US Small/Mid Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.22.

(23)	Code of Ethics of Robeco Institutional Asset Management US Inc., Subadviser of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.23.

(24)	Code of Ethics of Skerryvore Asset Management Ltd., Subadviser of Mercer Emerging Markets Equity Fund, filed herewith as Exhibit No. EX-99.p.24.

(25)	Code of Ethics of Voya Investment Management Co. LLC, Subadviser of Mercer Short Duration Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.25.

(26)	Code of Ethics of Wellington Management Company LLP, Subadviser of Mercer Opportunistic Fixed Income Fund, filed herewith as Exhibit No. EX-99.p.26.

(27)	Code of Ethics of Westfield Capital Management Company, L.P., Subadviser of Mercer US Small/Mid Cap Equity Fund, filed herewith as Exhibit No. EX-99.p.27.

Item 29.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

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Item 30.     INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or Trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any Trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects Trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any Trustee thereof, except as otherwise provided in the Declaration of Trust.

(a)	Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

(b)	Indemnification of the Trustees and officers of the Registrant is provided for in Sections 3 and 4 of an Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, as filed with the SEC via EDGAR on July 28, 2014;

(c)	Investment Management Agreement between the Registrant and Mercer Investments LLC, as provided for in Section 10 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014;

(d)	Each Subadvisory Agreement between Mercer Investments LLC, on behalf of the several series portfolios of the Mercer Funds (formerly, MGI Funds), and the individual and respective subadvisers contains terms relevant to this Item 30 within Section 10 of each such agreement, as previously filed with the SEC via EDGAR with respect to each of the Subadvisory Agreements;

(e)	Distribution Agreement between the Registrant and MGI Funds Distributors, LLC, as provided for in Sections 7 and 8 of the Agreement, as filed with the SEC via EDGAR on July 29, 2022;

(f)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(g)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

(h)	Administration Agreement between the Registrant and State Street Bank and Trust Company, as provided for in Section 6 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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Item 31.     BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

Mercer Investments LLC, a Delaware corporation, is a federally registered investment adviser and indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. Mercer Investments LLC has its principal place of business at 99 High Street, Boston, MA 02110. Mercer Investments LLC is primarily engaged in providing investment management services. Additional information regarding Mercer Investments LLC, and information as to the officers and directors of Mercer Investments LLC, is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC” or “Commission”) (File No. 801-63730) and is incorporated herein by reference.

American Century Investment Management, Inc. (“American Century”), is a Subadviser for the Registrant’s Mercer Non-US Core Equity Fund. American Century has its principal place of business at 4500 Main Street, Kansas City, MO 64111. Additional information as to American Century and the directors and officers of American Century is included in American Century’s Form ADV filed with the Commission (File No. 801-8174), which is incorporated herein by reference and sets forth the officers and directors of American Century and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Ares Capital Management II LLC (“Ares”), is a Subadviser for the Registrant’s Mercer Opportunistic Fixed Income Fund. Ares has its principal place of business at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067. Additional information as to Ares and the directors and officers of Ares is included in Ares’ Form ADV filed with the Commission (File No. 801-72399), which is incorporated herein by reference and sets forth the officers and directors of Ares and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Aristotle Pacific Capital, LLC (“Aristotle Pacific”), is a Subadviser for the Registrant’s Mercer Short Duration Fixed Income Fund. Aristotle Pacific has its principal place of business at 840 Newport Center Drive, Suite 700, Newport Beach, CA 92660. Additional information as to Aristotle Pacific and the directors and officers of Aristotle Pacific is included in Aristotle Pacific’s Form ADV filed with the Commission (File No. 801-117402), which is incorporated herein by reference and sets forth the officers and directors of Aristotle Pacific and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), is a Subadviser for the Registrant’s Mercer Non-US Core Equity Fund. Arrowstreet has its principal place of business at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116. Additional information as to Arrowstreet and the directors and officers of Arrowstreet is included in Arrowstreet’s Form ADV filed with the Commission (File No. 801-56633), which is incorporated herein by reference and sets forth the officers and directors of Arrowstreet and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Baillie Gifford Overseas Limited (“Baillie Gifford”), is a Subadviser for the Registrant’s Mercer Emerging Markets Equity Fund. Baillie Gifford has its principal place of business at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN. Additional information as to Baillie Gifford and the directors and officers of Baillie Gifford is included in Baillie Gifford’s Form ADV filed with the Commission (File No. 801-21051), which is incorporated herein by reference and sets forth the officers and directors of Baillie Gifford and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Crescent Capital Group LP (“Crescent”), is a Subadviser for the Registrant’s Mercer Opportunistic Fixed Income Fund. Crescent has its principal place of business at Calton Square, 11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025. Additional information as to Crescent and the directors and officers of Crescent is included in Crescent’s Form ADV filed with the Commission (File No. 801-71747), which is incorporated herein by reference and sets forth the officers and directors of Crescent and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

GW&K Investment Management, LLC (“GWK”), is a Subadviser for the Registrant’s Mercer US Small/Mid Cap Equity Fund. GWK has its principal place of business at 222 Berkeley St., Boston, MA 02116. Additional information as to GWK and the directors and officers of GWK is included in GWK’s Form ADV filed with the

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Commission (File No. 801-61559), which is incorporated herein by reference and sets forth the officers and directors of GWK and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Income Research & Management (“IR+M”), is a Subadviser for the Registrant’s Mercer Core Fixed Income Fund. IR+M has its principal place of business at 100 Federal Street, 30th Floor, Boston, MA 02110. Additional information as to IR+M and the directors and officers of IR+M is included in IR+M’s Form ADV filed with the Commission (File No. 801-29482), which is incorporated herein by reference and sets forth the officers and directors of IR+M and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Loomis, Sayles & Company, L.P. (“Loomis”), is a Subadviser for the Registrant’s Mercer US Small/Mid Cap Equity Fund. Loomis has its principal place of business at One Financial Center, Boston, Massachusetts 02111. Additional information as to Loomis and the directors and officers of Loomis is included in Loomis’ Form ADV with the Commission (File No. 801-170), which is incorporated herein by reference and sets forth the officers and directors of Loomis and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

LSV Asset Management (”LSV”), is a Subadviser for the Registrant’s Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund. LSV has its principal place of business at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606. Additional information as to LSV and the directors and officers of LSV is included in LSV’s Form ADV filed with the Commission (File No. 801-47689), which is incorporated herein by reference and sets forth the officers and directors of LSV and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Manulife Investment Management (US) LLC (“Manulife”), is a Subadviser for the Registrant’s Mercer Core Fixed Income Fund. Manulife has its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116. Additional information as to Manulife and the directors and officers of Manulife is included in Manulife’s Form ADV filed with the Commission (File No. 801-42023), which is incorporated herein by reference and sets forth the officers and directors of Manulife and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Massachusetts Financial Services Company (“MFS”), is a Subadviser for the Registrant’s Mercer Non-US Core Equity Fund. MFS has its principal place of business at 111 Huntington Avenue, Boston, Massachusetts 02199. Additional information as to MFS and the directors and officers of MFS is included in MFS’s Form ADV filed with the Commission (File No. 801-17352), which is incorporated herein by reference and sets forth the officers and directors of MFS and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Merganser Capital Management, LLC (“Merganser”), is a Subadviser for the Registrant’s Mercer Short Duration Fixed Income Fund. Merganser has its principal place of business at 99 High Street, Boston, MA 02110. Additional information as to Merganser and the directors and officers of Merganser is included in Merganser’s Form ADV filed with the Commission (File No. 801-78733), which is incorporated herein by reference and sets forth the officers and directors of Merganser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Ninety One North America, Inc. (“Ninety One”), is a Subadviser for the Registrant’s Mercer Opportunistic Fixed Income Fund. Ninety One has its principal place of business at 65 East 55th Street, 30th floor, New York, New York 10022. Additional information as to Ninety One and the directors and officers of Ninety One is included in Ninety One’s Form ADV filed with the Commission (File No. 801-80153), which is incorporated herein by reference and sets forth the officers and directors of Ninety One and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Pacific Investment Management Company LLC (“PIMCO”) is a Subadviser for the Registrant’s Mercer Opportunistic Fixed Income Fund. PIMCO has its principal place of business at 650 Newport Center Drive, Newport Beach, California 92660. Additional information as to PIMCO and the directors and officers of PIMCO is included

15

in PIMCO’s Form ADV filed with the Commission (File No. 801-48187), which is incorporated herein by reference and sets forth the officers and directors of PIMCO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Parametric Portfolio Associates, LLC (“Parametric”) is a Subadviser for the Registrant’s Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund and Mercer Emerging Markets Equity Fund. Parametric has its principal place of business at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104. Additional information as to Parametric and the directors and officers of Parametric is included in Parametric’s Form ADV filed with the Commission (File No. 801-60485), which is incorporated herein by reference and sets forth the officers and directors of Parametric and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

PGIM, Inc. (“PGIM”), is a Subadviser for the Registrant’s Mercer Core Fixed Income Fund. PGIM has its principal place of business at 655 Broad Street, 8th Floor, Newark, NJ 07102. Additional information as to PGIM and the directors and officers of PGIM is included in PGIM’s Form ADV filed with the Commission (File No. 801-22808), which is incorporated herein by reference and sets forth the officers and directors of PGIM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Polen Capital Credit, LLC (“Polen Credit”), is a Subadviser for the Registrant’s Mercer Core Fixed Income Fund. Polen Credit has its principal place of business at 1075 Main Street, Suite 320, Waltham, MA 02451. Additional information as to PGIM and the directors and officers of Polen Credit is included in Polen Credit’s Form ADV filed with the Commission (File No. 801-55001), which is incorporated herein by reference and sets forth the officers and directors of Polen Credit and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

River Road Asset Management, LLC (“River Road”), is a Subadviser of Mercer US Small/Mid Cap Equity Fund. River Road has its principal place of business at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202. Additional information as to River Road and the directors and officers of River Road is included in River Road’s Form ADV filed with the Commission (File No. 801-64175), which is incorporated by reference and sets forth the officers and directors of River Road and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Robeco Institutional Asset Management US Inc. (“Robeco”) is a Subadviser of Mercer Emerging Markets Equity Fund. Robeco has its principal place of business at 230 Park Avenue, Suite 3330, New York, NY 10169. Additional information as to Robeco and the directors and officers of Robeco is included in Robeco’s Form ADV filed with the Commission (File No. 801-54142), which is incorporated by reference and sets forth the officers and directors of Robeco and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Skerryvore Asset Management Ltd. (“Skerryvore”) is a Subadviser of Mercer Emerging Markets Equity Fund. Skerryvore has its principal place of business at 45 Charlotte Square, Edinburgh, EH2 4HQ, United Kingdom. Additional information as to Skerryvore and the directors and officers of Skerryvore is included in Skerryvore’s Form ADV filed with the Commission (File No. 801-129723), which is incorporated by reference and sets forth the officers and directors of Skerryvore and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Voya Investment Management Co. LLC (“Voya IM”), is a Subadviser for the Registrant’s Mercer Short Duration Fixed Income Fund. Voya IM has its principal place of business at 230 Park Avenue, New York, New York, 101689. Additional information as to Voya IM and the directors and officers of Voya IM is included in Voya IM’s Form ADV filed with the Commission (File No. 801-9046), which is incorporated herein by reference and sets forth the officers and directors of Voya IM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Wellington Management Company LLP (“Wellington”), is a Subadviser for the Registrant’s Mercer Opportunistic Fixed Income Fund. Wellington has its principal place of business at One Financial Center, 24th Floor,

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Boston, MA, 02111. Additional information as to Wellington and the directors and officers of Wellington is included in Wellington’s Form ADV filed with the Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Westfield Capital Management Company, L.P. (“Westfield”), is a Subadviser for the Registrant’s Mercer US Small/Mid Cap Equity Fund. Westfield has its principal place of business at One Financial Center, 24th Floor, Boston, MA, 02111. Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-34350), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.     Principal Underwriter

(a)	MGI Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

(1)	Mercer Funds

(b)	The following are the Officers and Managers of the Distributor, the Registrant’s principal underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following is a list of the Officers and Managers of the Distributor:

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer, Vice President, and Chief Compliance Officer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not Applicable

Item 33.     LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by State Street Bank and Trust Company, with the exception of those maintained by the Registrant’s investment advisor, Mercer Investments LLC, 99 High Street, Boston, Massachusetts 02110 and 1166 Avenue of the Americas, New York, New York 10036.

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State Street Bank and Trust Company provides general administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

Item 34.     MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

Item 35.     UNDERTAKINGS

None.

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Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 25th day of July, 2025.

MERCER FUNDS

By:	/s/ Caroline Hulme
Caroline Hulme Vice President, Chief Legal Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 55 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Adela M. Cepeda*	Trustee	July 25, 2025
Adela M. Cepeda

Gail A. Schneider*	Trustee	July 25, 2025
Gail A. Schneider

Joan E. Steel*	Trustee	July 25, 2025
Joan E. Steel

Luis A. Ubiñas*	Trustee	July 25, 2025
Luis A. Ubiñas

Stephen M. Gouthro**	President and Chief Executive Officer	July 25, 2025
Stephen M. Gouthro

Barry Vallan**	Vice President, Treasurer and Chief Financial Officer	July 25, 2025
Barry Vallan

By:	/s/ Caroline Hulme
Caroline Hulme, Attorney-in-Fact

*	Pursuant to Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement filed with the SEC via EDGAR on October 31, 2023
**	Pursuant to Power of Attorney filed herewith
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EXHIBITS INDEX

EXHIBIT	EXHIBIT NO.

Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investments LLC	EX-99.d.1.(iv)

Subadvisory Agreement between Mercer Investments LLC and Ares Capital Management II LLC	EX-99.d.3

Subadvisory Agreement between Mercer Investments LLC and Baillie Gifford Overseas Limited	EX-99.d.6

Subadvisory Agreement between Mercer Investments LLC and Crescent Capital Group LP	EX-99.d.7

Amendment to Subadvisory Agreement between Mercer Investments LLC and Ninety One North America, Inc.	EX-99.d.16.(i)

Subadvisory Agreement between Mercer Investments LLC and Pacific Investment Management Company LLC	EX-99.d.17

Subadvisory Agreement between Mercer Investments LLC and Polen Capital Credit, LLC	EX-99.d.20

Subadvisory Agreement between Mercer Investments LLC and Pzena Investment Management, LLC	EX-99.d.21

Subadvisory Agreement between Mercer Investments LLC and Robeco Institutional Asset Management US Inc.	EX-99.d.23

Amendment to Subadvisory Agreement between Mercer Investments LLC and Skerryvore Asset Management Ltd. (f/k/a BennBridge Ltd.)	EX-99.d.24.(i)

Subadvisory Agreement between Mercer Investments LLC and Wellington Management Company LLP	EX-99.d.26

Amendment to Schedule A of the Distribution Agreement between the Registrant and MGI Funds Distributors, LLC	EX-99.e.1.(iv)

Amendment to Schedule A of the Administrative Services Agreement between the Registrant and Mercer Investments LLC	EX-99.h.2.(iii)

Expense Limitation Agreement between the Registrant and Mercer Investments LLC	EX-99.h.5

Supplemental Expense Limitation Agreement between the Registrant and Mercer Investments LLC	EX-99.h.5.(i)

Amendment to Appendix A of the Shareholder Administrative Services Plan	EX-99.h.6.(iii)

Third Amendment to Dynamic Cash Allocation Agreement between the Registrant and State Street Bank and Trust Company	EX-99.h.8.(iii)

Legal Opinion of Dechert LLP	EX-99.i.1

Consent of Independent Registered Public Accounting Firm for the Registrant	EX-99.j.1

Powers of Attorney appointing Caroline Hulme, Esq. and Stephanie Capistron, Esq. as attorneys-in-fact and agents to Stephen M. Gouthro and Barry Vallan	EX-99.j.3
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EXHIBIT	EXHIBIT NO.
Amendment to Appendix A of the Amended and Restated Distribution and Shareholder Services plan	EX-99.m.1.(iii)

Code of Ethics of the Registrant	EX-99.p.1

Code of Ethics Mercer Investments LLC	EX-99.p.2

Code of Ethics of American Century Investment Management, Inc.	EX-99.p.3

Code of Ethics of Ares Capital Management II LLC	EX-99.p.4

Code of Ethics of Aristotle Pacific Capital, LLC	EX-99.p.5

Code of Ethics of Arrowstreet Capital, Limited Partnership	EX-99.p.6

Code of Ethics of Baillie Gifford Overseas Limited	EX-99.p.7

Code of Ethics of Crescent Capital Group LP	EX-99.p.8

Code of Ethics of GW&K Investment Management, LLC	EX-99.p.9

Code of Ethics of Income Research & Management	EX-99.p.10

Code of Ethics of Loomis, Sayles & Company, L.P.	EX-99.p.11

Code of Ethics of LSV Asset Management	EX-99.p.12

Code of Ethics of Manulife Investment Management (US) LLC	EX-99.p.13

Code of Ethics of Massachusetts Financial Services Company	EX-99.p.14

Code of Ethics of Merganser Capital Management, LLC	EX-99.p.15

Code of Ethics of Ninety One North America, Inc.	EX-99.p.16

Code of Ethics of Pacific Investment Management Company LLC	EX-99.p.17

Code of Ethics of Parametric Portfolio Associates, LLC	EX-99.p.18

Code of Ethics of PGIM, Inc.	EX-99.p.19

Code of Ethics of Polen Capital Credit, LLC	EX-99.p.20

Code of Ethics of Pzena Investment Management, LLC	EX-99.p.21

Code of Ethics of River Road Asset Management, LLC	EX-99.p.22

Code of Ethics of Robeco Institutional Asset Management US Inc.	EX-99.p.23

Code of Ethics of Skerryvore Asset Management Ltd.	EX-99.p.24

Code of Ethics of Voya Investment Management Co. LLC	EX-99.p.25

Code of Ethics of Wellington Management Company LLP	EX-99.p.26
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EXHIBIT	EXHIBIT NO.

Code of Ethics of Westfield Capital Management Company, L.P.	EX-99.p.27
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